FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT HERETO MARKED BY [**Redacted**] HAVE
BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION

28 October 2010 _ Execution Copy

Confidential and privileged

Stock Purchase Agreement

as of 28 October 2010

Table of content:

1.1	Stocks owned by Sellers	9
1.2	Stocks owned by Minorities	9
1.3	Transfer of Stocks owned by Sellers	10
1.4	Steering Committee; Cash injections	10
1.5	Consequence of violation of the cash injection obligations	14
1.6	Approvals; waiver	15
2.1	First Purchase Price	16
2.2	Second Purchase Price	16
2.3	Third Purchase Price	16
2.4	Additional Purchase Prices	16
2.5	Call Option	17
2.6	Payments	17
3.1	Authorization; Transfer of Title	18
3.2	Financial Statements and Financials	19
3.3	Conduct of Business	19
3.4	Assets	20
3.5	Immoveable Property	20
3.6	Material Contracts	20
3.7	Intellectual Property/Information Technology	21
3.8	Tax Representations	22
3.9	Insurance	22
3.10	Litigation	22
3.11	Permits and Licenses; Compliance	23
3.12	Employees, Consultants, Labor Matters, etc.	23
3.13	Deliberately left free	24
3.14	No Illegal Payments	24
3.15	No Finder’s Fee; No Transaction Costs	24
3.16	Public grants and subsidies; Financing	24
4.1	Self-contained Regime	25
4.2	Administration of Breaches	25
4.3	Exclusion of Liability	26
4.4	Effects of Knowledge	26
4.5	Cooperation	26
4.6	Knowledge	26
4.7	De-minimis / Basket	27
4.8	Maximum Liability in Case of a Breach of Representations	27
4.9	Period of Limitation	27
4.10	Deductions; set-off; bank guarantee	27
4.11	Purchase Price Adjustment	29
6.1	Preservation of Business	29
6.2	IP/IT Consents	31
6.3	Further Actions	31
6.4	Notification	31
9.1	Closing; Completion	32
9.2	Conditions to Closing	32
9.3	Withdrawal Right.	32
9.4	Closing Actions	32
9.5	Second and Third Payment Dates	34

10.1	Definitions	34
10.2	Further Actions	35
10.3	Further measures	36
10.4	Notices	36
10.5	Confidentiality and announcements	37
10.6	Severability	37
10.7	Table of Contents and Headings	37
10.8	Costs and Expenses	37
10.9	Interest	38
10.10	Language	38
10.11	Governing Law	38
10.12	Arbitration	38
10.13	Entire Agreement; Amendments and Waivers	39
10.14	Binding Effect; Assignment; Nominee	39
10.15	Incorporation of Exhibits	39
10.16	Construction	39

EXHIBITS

All exhibits are enclosed
:::::

Stock Purchase Agreement

(the Agreement)

dated 28 October, 2010

among:

Number	Name	Abbreviation

1.	OncoVista Innovative Therapies Inc., 14785 Omicron Drive Suite 104, San Antonio, TX, USA	Seller 1

2.	tbg Technologie Beteiligungs-Gesellschaft mbH (“tbg”), Ludwig-Erhard-Platz 1-3, 53179 Bonn	Seller 2

3.	Rose Nominess Ltd, P.O. BOX 25, Regency Court, Glategny Esplanade, St. Peter Port, Guernsey, GY1 3 AP	Seller 3

4.	Rob Cawthorne, Innisfree, 36 South Road, Warwick, WK02, Bermuda	Seller 4

5.	FELICITAS Beteiligungsgesellschaft Hannover mbH (formerly: Biomed). Aegidientorplatz 1, 30159 Hannover	Seller 5

6.	Axel Deuring, Buchenweg 6a, 30900 Wedemark	Seller 6

7.	Dr. Eckhart Schnakenberg, Kesener Weserstr. 4 B, 28832 Achim	Seller 7

8.	Hans-Peter Winkelmann, Tostedter Weg 11, 21244 Buchholz	Seller 8

9.	Hans Winkelmann, Am Anger 14, 31535 Neustadt	Seller 9

10.	Marion Buchwald, Effertzfeld 8, 41564 Kaarst	Seller 10

11.	Michael Winkelmann, Hagenerstr. 52 e, 31535 Neustadt	Seller 11

12.	Stefan Schröder, Breite Straße 2, 30159 Hannover	Seller 12

13.	Tim Freise, Gartenstr. 107, 60596 Frankfurt	Seller 13

14.	Dr. Silke Lankiewicz, An der Garather Motte 23, 40595 Düsseldorf	Seller 14

15.	Alere Holdings Bermuda Limited Canon's Court, 22 Victoria Street, Hamilton HM12, Bermuda	Purchaser

16.	Alere, Inc., 51 Sawyer Road, Suite 200, Waltham, MA 02453 USA	Alere Guarantor

relating to the acquisition of stocks in AdnaGen AG.

The Sellers 1 to 14 together the Sellers and each a Seller, and the Sellers and the Purchaser each a Party and together the Parties.

The Seller 1 is also referred to as the Sellers Guarantor.

The Sellers 5 - 14 are represented by Dr. Siegfried Hauch, Sellers 1, 3 and 4 are represented by Mr. Oliver Keilhack. Seller 2 is represented by Petra Röttcher and Ulrich Wendt. Dr. Siegfried Hauch and Mr. Oliver Keilhack, act as proxies (Bevollmächtigte) for the respective Sellers based on powers of attorney copies of which are attached hereto in Exhibit A. Ms Röttcher and Mr Wendt act as Prokurist and holder of general power of attorney, the relevant documents are attached as copies in Exhibit A. The Purchaser and the Alere Guarantor are represented by attorney Klaus Mohr, Frankfurt am Main, based on powers of attorney copies of which are attached in Exhibit A.

INSTRUCTIONS AND AUTHORIZATIONS

1.
The instruction and authorization letter (the Instruction Letter) a signed copy of which is attached hereto as Exhibit I.1.(1) provides for irrevocable instructions (only to be revoked or amended upon written approval of each of the Sellers and the Purchaser) and the authorization of notary Michael Spring, Taylor Wessing Partnerschaftsgesellschaft, Senckenberganlage 20-22, D-60325 Frankfurt (the Agent) (i) to receive all purchase prices to which the Sellers are entitled under this Agreement, and (ii) to pay upon receipt of the purchase prices the transaction fees as outlined in the Transaction Fee Schedule attached hereto as Exhibit I.1.(2) (the Transaction Fee Schedule).

2.
The authorization and instruction of the Agent provided for in the Instruction Letter to pay the transaction fees in accordance with the Transaction Fee Schedule is granted by the Sellers also for the benefit of the Purchaser. According to the Instruction Letter the Agent furthermore waived any rights for set-off (Rechte zur Aufrechnung) or retention (Zurückbehaltungsrechte) relating to the transaction fees set forth in the Transaction Fee Schedule.

3.	By accepting and signing the Instruction Letter the Agent acknowledges and agrees to the scope and nature of the instructions as outlined in 1. and 2. above.

RECITALS

1.
WHEREAS this Agreement is entered into at the date hereof (the Signing Date) by and among the Sellers and the Sellers Guarantor on the one hand and the Purchaser on the other hand. The Alere Guarantor shall only be a party to this Agreement insofar as the obligations pursuant to Sections 10.5, 10.8, 10.9, 10.11, 10.12 and its main obligation pursuant to Section 10.14 are concerned.

2.
WHEREAS the Company is a stock corporation (Aktiengesellschaft) incorporated in accordance with the laws of the Federal Republic of Germany, registered with the Commercial Register of the Local Court (Amtsgericht) Hannover under HR B 58937. The Company is also referred to in this Agreement as AdnaGen.

3.
WHEREAS the entire registered stock capital (Grundkapital) of the Company amounts to EUR 50,000 (Fifty thousand Euros). The registered stock capital has been fully paid in. Direct or indirect repayments of the registered stock capital have not occurred.

4.
WHEREAS the registered stock capital of the Company is divided into 50,000 number of stocks (Aktien) (the Stocks) that are owned by the Sellers and the remaining shareholders of the Company as set out in EXHIBIT R 4.

5.
WHEREAS the Stocks are name stocks (Namensaktien) without nominal value (Stückaktien) that are endorsed in 14 stock certificates that are held by the Sellers and that are registered in the stocks register (Aktienbuch) of the Company. Copies of the stock certificates as well as the stocks register are contained in EXHIBIT R 5. Seller 6 has lost his share certificate. He hereby agrees to take (together with the Company) any measures necessary or expedient to finalize the forfeiture procedure with respect to these share certificates as soon as possible after the Closing Date. Furthermore, Seller 4 will only be able to hand over his share certificate after October 28, 2010. He has signed the confirmation attached hereto as EXHIBIT 9.4 k).

6.
WHEREAS the Company is active in the field of diagnostics detecting circulating tumor cells in tumor patients including (i) manufacturing and distribution of tests and (ii) licensing and R&D activities related to the before activities (together the AdnaGen Business).

7.
WHEREAS the Company was founded in 1999 first as a GmbH and financed by (i) venture capital as well as by (ii) funds from Seller 2 and Mittelständische Beteiligungsgesellschaft Niedersachsen (MBG) mbH (MBG or the Silent Partnership Seller) in the form of silent participations. Furthermore, AdnaGen received governmental support in the form of R&D grants for the product area Rare Cell Detection & Analysis (tumor and prenatal diagnostics). EXHIBIT R 7 lists all financing (including all silent participations, R&D grants and loans) received by AdnaGen from venture capital, Seller 2, MBG and EU, State or local government (including governmental agencies, state controlled banks or business development institutions) (each a Financing and together the Financings) and sets out (as of Signing Date) in relation to each Financing in detail (i) the relevant amounts outstanding (including accrued interest), (ii) the term of the Financing, (iii) the maturity dates for repayment, if any (iv) all profit participation or profit depending arrangements, if any, (v) violations, if any, of Financing conditions, (vi) the limitations applying to the utilization (including sale and licensing) of assets and/or the disposition of stocks and/or the move of the business, if any, and (vii) existing rights and entitlements, if any, of parties having provided Financing in relation to Company matters or profits..

8.
WHEREAS on 22 March 2009 the Sellers 1, 2, 4 and 5, the Partnership Seller and AdnaGen entered into a restructuring agreement as amended from time to time (Restructuring Agreement). A copy of the Restructuring Agreement (and its amendments) is contained in EXHIBIT R 8.

9.
WHEREAS the Silent Partnership Seller owns a silent participation (Stille Beteiligung) (Silent Participation) in the Company that it will sell and transfer to the Purchaser at the Closing Date. Copies of the relevant Silent Participation agreement (including amendments) and final drafts of the silent partnership sale and transfer agreement (Silent Partnership Sale and Transfer Agreement) to be executed and delivered at Closing Date are contained in EXHIBIT R 9. The Sellers and the Purchaser acknowledge that the Silent Partnership Seller receives a consideration for the sale and transfer of the silent partnership as provided for in the Silent Partnership Sale and Transfer Agreement.  The Sellers furthermore acknowledge that the payment to the Silent Partnership Seller is in addition subject to the provisions of the Silent Partnership Sale and Transfer Agreement set forth in a separate agreement to be entered into between the Sellers, the Silent Partnership Seller and the Agent.

10. WHEREAS the Seller 2 owned a further silent participation in the Company (tbg Silent Participation) that was, according to the terms of the Restructuring Agreement terminated subject to certain conditions. The Restructuring Agreement and the termination pursuant to its terms was approved by the shareholders of the Company in a shareholders meeting dated 23 September 2010. Nevertheless, a partial profit and loss transfer agreement in favor of Seller 2 is still registered with the commercial register of the Company as at the Signing Date. According to the confirmation contained in EXHIBIT R 10 the Seller 2 confirmed the termination of the tbg Silent Participation and transferred (for precautionary reasons) the “legal remainder” of such tbg Silent Participation to the Purchaser. Furthermore, the Company will immediately after the Signing of this Agreement file the application for deletion of the partial profit and loss transfer agreement from the commercial register with effect as at the end of the business year of the Company ending on 31 December 2010.

NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

SECTION 1
SALE AND PURCHASE OF STOCKS; TRANSFER OF STOCKS;

1.1	Stocks owned by Sellers

Each of the Sellers hereby sells its Stocks in the Company to the accepting Purchaser as outlined in EXHIBIT 1.1.a (including the number of the stocks certificates to be transferred and endorsed to the Purchaser at the Closing as defined in Section 9.1) (the Sold Stocks) with all dividend and dividend drawing rights (Gewinn- und Gewinnbezugsrechte) relating to the period as from 1 January 2010 (the Effective Date) and all subscription and other rights pertaining to each sold Stock (the Sale and Purchase). EXHIBIT 1.1.b lists all owners of Stocks after completion (dingliche Erfüllung) of the Sale and Purchase (the Completion).

1.2	Stocks owned by Minorities

a)	As from Completion, the Purchaser will own 100% of the Stocks. If this was not the case, the following subsections 1.2 b to g would apply:

b)
Therefore, as soon as possible, at the latest however within a period of 4 months as from Completion the Sellers shall approach such shareholders who own the remaining outstanding Stocks which have not already been sold and transferred to the Purchaser with effect as at Completion (the Minorities) in order to achieve the acquisition by the Purchaser of 100% of the Stocks.

c)
The Parties agree that they shall cooperate in good faith to achieve the Purchaser to acquire 100% of the Stocks. The Sellers Representative shall negotiate the amounts of purchase prices to be paid to the Minorities for their Stocks. The Parties further agree that purchases prices to be agreed with the Minorities in the 4 months period according to Section 1.2 b) shall mirror the purchase price terms and conditions of this Agreement but that the Minorities shall have no information right against either the Purchaser or AdnaGen. The Sellers Representative shall not negotiate purchase prices (pro rated) in excess of the stocks price to be paid to the Sellers under this Agreement unless approved by the Purchaser. The same shall apply mutatis mutandis to any purchase price structure or payment term that differs from the purchase price structure or payment terms agreed in this Agreement: the Sellers Representative shall in particular not negotiate one time payments for the Stocks of the Minorities that are in excess of the (pro rated) First Purchase Price unless approved by the Purchaser.

d)
If it turns out that the acquisition of 100% of the Stocks by the Purchaser cannot be accomplished within the time period according to Section 1.2.b), the Parties agree – at the option of the Purchaser, and such option to be exercised within 4 months as from the end of the time period referred to in Section 1.2.b) - to initiate a squeeze out procedure so that the Purchaser can acquire the outstanding Stocks as a result of the squeeze out. To the extent legally permissible the Sellers Representative shall control and all Parties shall actively support the squeeze out, if such procedure is required. The Purchaser shall have the right to object to the advisors and the actions being suggested by the Sellers Representative.

e)
All costs and expenses of the Purchaser and/or AdnaGen caused by a squeeze out procedure shall be borne equally by the Sellers (50%) and the Purchaser (50%) up to the Capped Cost Amount, including but not limited to (i) costs caused by or related to corporate law measures (including notary fees and expenses), (ii) costs and expenses of accountants, and (iii) costs and expenses caused by courts fees, accountant and legal fees, in particular all costs and expenses caused in case of a procedure under the Corporate Proceedings Act (Spruchverfahrengesetz) or in case of contest action (Anfechtungs- oder Nichtigkeitsklage).The amount of the Capped Cost Amount shall be EUR 200,000. Any amounts in excess of the Capped Cost Amount shall be borne in total by the Sellers but not by the Purchaser nor by MBG, understood in this context that MBG is not a party to this Agreement and that the before reference to MBG is based on a request of MBG and for clarification purposes only.

f)
The Sellers shall bear the purchase price agreed between the Sellers and the Minorities or cash compensation resulting from the squeeze-out or any other compensation to be paid to the Minorities and agreed between the Parties as consideration for the Purchaser acquiring all Stocks from the Minorities. For the avoidance of doubt, Section 1.2 c) shall equally apply to any purchase price or voluntary compensation referred to in the preceding clause of this Section 1.2.f).

g)
For the avoidance of doubt, the following would only apply if the Purchaser did not acquire 100% of the Stocks: for the purpose of securing the payment of the purchase prices and compensations owing to the Minorities, the Agent shall keep and allocate 2.5% of the First Purchase Price (as defined in Section 2.1) to the acquisition by the Purchaser of the Stocks from the Minorities (the Reserve Amount). The Agent shall pay from the Reserve Amount to the Minorities on behalf of the Purchaser the relevant amounts (as the case may be, either the purchase prices agreed or the cash compensation determined). If and to the extent that the Reserve Amount should not be sufficient to settle all purchase prices or cash compensations payable to Minorities, the Sellers shall be liable for the difference (the Payment Difference), however understood that the Purchaser shall be obliged to pay the Payment Difference to the Minorities to achieve the timely transfer of the Stocks upon complete payment of the purchase price or compensation. The Payment Difference being financed respectively by the Purchaser shall be set off against (or deducted from) any claims of the Sellers for a Second or Third Purchase Price or Milestone Payments.

1.3	Transfer of Stocks owned by Sellers

The Sellers and the Purchaser are hereby in agreement, that the title to the Sold Stocks shall, subject to the receipt of the First Purchase Price and the approval of the Supervisory Board, pass to the Purchaser (dingliche Übertragung) at the Closing Date, and that the actual transfers shall be effected by endorsement and handing over of the relevant stock certificates. Only for reasons of utmost precaution, each of the Sellers hereby assigns and transfers to the Purchaser, who hereby accepts such assignments and transfers, the Sold Stocks and all its membership rights and other rights pertaining to the Sold Stocks for the period as from the Effective Date whilst such assignment and transfer is conditional upon the receipt of the First Purchase Price and the approval of the Supervisory Board.

1.4	Steering Committee; Cash injections

a)
A steering committee (Steering Committee) shall be formed immediately after Closing to function as an advisory / oversight committee on all Budget, Milestone and Target related topics. The Steering Committee will be comprised of no less than 4 members and will be equally split between the Purchaser’s and Seller’s representatives. Each of Purchaser and Sellers will appoint its respective two representatives at the Closing Date.

b)	The Parties agree that the role of the Steering Committee is advisory only unless explicitly otherwise agreed in this Agreement.

c)
A business plan of the Company being set up by the Sellers is attached as Exhibit 1.4.c (the Budget). The Budget sets out the expected revenues and costs of the Company for the period ending 31 August 2011.

d)	The Purchaser shall be obliged to provide the Company immediately following Completion with a cash injection in an amount of EUR 500,000 (Cash Injection 1).

e)
The Cash Injection 1 shall fund the business operations (based on the costs as per Budget) for a period of 6 months as from Completion to the extent that the Company’s actual cash-in revenues are less than budgeted cash-out costs.

f)
For the period starting with the seventh month as from Completion and up to and including 31 August 2011, the Purchaser shall provide the Company with a further cash injection in the amount of up to EUR 500,000 (Cash Injection 2) if the Steering Committee determines that the total cash “net income / loss” of the Company as per Budget for the relevant months minus the amount of available cash (or cash equivalents) at the Company is not sufficient to enable the Company to achieve the Budget.

g)
For the period as from 1 September 2011 and ending 36 months as from Completion, the Steering Committee shall mutually agree on 6 months budgets (each a New Budget), and the last New Budget covering the remaining term. The Steering Committee shall agree on New Budgets at least six months in advance to the relevant term of a New Budget, i.e. the Steering Committee shall agree on the New Budget for the period starting 1 September 2011 and ending 29 February 2012 on 28 February 2011 at the latest. The Steering Committee shall further determine the amount of the relevant Additional Cash Injection, which will not be higher than EUR 500.000 per any 6 months period. If it turns out during the time period between agreeing on a New Budget and its coming into effect that the projections forming the basis of the New Budget cannot be fulfilled, the management of the Company shall have the right, until 4 weeks before the New Budget enters into effect, to contact the Steering Committee and ask for a revision of the New Budget. If the Steering Committee agrees with the request of the Company’s management the New Budget will enter into effect as amended by the Steering Committee.

h)
The Purchaser shall provide the Company for the term of a New Budget with the funding agreed for that term by the Steering Committee (Additional Cash Injections). It is understood that Cash Injections shall not be provided just for the purpose of being in the Company’s bank account but that Cash Injections shall be provided timely in reasonable tranches when required in line with the Budget (or New Budget(s)).

i)	The following applies with respect to the determination of amounts of cash injections and payments:

(1)
The general principle and underlying rational shall be the following: the Company shall have such funds available that are required to cover “Total Costs” (as relevant cash-outs in the period rather than as accounted costs or accruals) as per New Budget, and such funds shall comprise of all actual revenues achieved by the Company, its available cash (or cash equivalents) and, if required, Additional Cash Injections. All Additional Cash Injections (and Conflict Cash Injections) are in any case subject to the Limitations. Ideally, the Company will achieve break even (on a cash basis) as forecasted in the Budget, and in such case there will be no further Additional Cash Injections (or Conflict Cash Injection) as the Company can finance then its operations by using own cash.

(2)
The use of the Additional Cash Injections (or Conflict Cash Injection) and the relevant amount of such injection shall be in any case subject to the following regulations and limitations (the Limitations): in no event an installment of a cash injection shall exceed EUR 500,000, the maximum amount of a cash injection within each 6 months interval shall be an amount of EUR 500,000, and all Additional Cash Injections shall be spent only in line with and on the basis of the New Budget. The Steering Committee shall not be entitled to amend or waive the Limitations. For the avoidance of doubt, the management of the Company shall be free to operate the Company’s business within the framework of the New Budget. If necessary, the management of the Company may decide that budgeted amounts shall be allocated to other projects than as anticipated in the New Budget, it being understood if such is the case there is no entitlement for requesting financing for cancelled projects. The management of the Company must however inform the Steering Committee of any such changes.

(3)
The Purchaser may elect the form of the Cash Injection 1, Cash Injection 2 or Additional Cash Injection or Conflict Cash Injection, i.e. either in the form of an equity contribution, subordinated loan or a combination thereof.

(4)
The Cash Injection 1, the Cash Injection 2 and the Additional Cash Injections (and Conflict Cash Injections) shall enable the Sellers to achieve the Second and Third Purchase Price and Milestone Payments by the Company being able to utilize funds as per the Budget (or New Budgets) with the consequence that cash injections made in form of loans shall be disregarded for purposes of determining the “No Debt” criteria according to Section A.2 of EXHIBIT 2.2 and as further specified in that Exhibit. The Sellers confirm that the maximum amounts of the cash injections are calculated realistically with view to that objective.

j)	Purchaser and Sellers agree that the Budget does not provide for the performance of AdnaGen of the following activities:
- [**Redacted**]
- [**Redacted**]
(the Additional Activities).

The Purchaser shall use commercially reasonable efforts to pursue the Additional Activities. The following process shall apply, either formally or informally: The Company, the Purchaser (or its representative) shall update the Steering Committee either on a regular basis or following a request of the status of the achievements of the Additional Activities and/or allocated efforts/resources therefore.

The Purchaser and Sellers Representative shall jointly prepare a detailed plan on activities to be pursued and resources (through funding, allocation of personnel or otherwise) to be used in order to achieve the target of [**Redacted**] (the Plan). Such Plan shall be discussed with the Steering Committee and the Sellers Representative and the Purchaser (or its representative(s) and, if acceptable to the members of the Steering Committee, agreed upon, and, if required, amended from time to time following discussion with the Steering Committee. The Sellers acknowledges that external resources to Alere shall be used carefully and in line with industry practices- it is understood that, in any event, not more than € [**Redacted**] would be allocated to external service fees to pursue the target.

The Purchaser acknowledges that reaching the target of [**Redacted**] may involve the employment of external resources to Alere-group, although it is also acknowledged that the Alere-group has a good regulatory group to follow up on these items and provide the necessary input. The implementation of the activities of such Plan may be led by Alere, its representatives or the AdnaGen management as deemed appropriate. For the assessment of the Purchaser's commercially reasonable efforts (as per the above second para. of this section 1.4.j), the implementation of the activities plan is relevant, not the result of each activity, it being understood that, if based on recommendations received either from the Alere-group regulatory department and/or external consultants, a certain activity is advised not to be taken then Purchaser or its representative shall be allowed, in its own discretion, after discussion with the Steering Committee, to reject to implement such activity or not to proceed with the execution of certain actions (without any sanction becoming applicable).

k)	All injections shall be paid to a bank account of the Company as notified by its management board to the Purchaser.

l)	If the Steering Committee cannot mutually agree on a New Budget or thereby on the amount of Additional Cash Injections, the following shall apply:

(1)
Either the Purchaser or the Sellers Representative or both shall declare by written notice (no email but by registered letter with a fax in advance) to the respective other Party a status of conflict that starts as from the beginning of the term of a New Budget (or Budget) that cannot be agreed to (the Conflict). If no Conflict is declared, the obligations of the Purchaser to provide Additional Cash Injections cease as from the end of the term of the then prevailing budget.

(2)
If no agreement is reached on a New Budget prior to expiration of the term of the then prevailing budget, for the term of a Conflict the last prevailing New Budget (or Budget for the period March to August 2011 in case no New Budget can be agreed for the period starting 1 September 2011) shall continue, i.e. the amount of Additional Cash Injections shall be the amount of the Additional Cash Injection as per the last budgeted period, and shall be due and payable in the same manner as the prevailing Additional Cash Injection (the Conflict Cash Injection). The Conflict Cash Injection shall be subject to the Limitations and the following reductions and adjustments (the Adjustments):

i.
If the actual cash-in revenues achieved by the Company in the relevant 6 months period (Actual Revenues) are higher than or equal to its actual cash-out costs of the relevant 6 months period (Actual Costs), no Conflict Cash Injection shall fall due. The underlying rational is that, unless budgeted or mutually agreed by the Steering Committee, the Purchaser shall not finance the Company if the Company can cover its cash-out costs by cash-in revenues.

ii.
On the costs side the underlying rational is that the Purchaser shall not be obliged to finance the Company’s development based on a cost increase unless budgeted or mutually agreed by the Steering Committee.

iii.	The Adjustments shall be calculated for each relevant 6 months period by taking into account cash-in revenues to be achieved and cash-out costs to be caused in the relevant period.
iv.
The Adjustment shall be calculated by the Sellers with the support of the Company’s management and notified to the Purchaser 30 Business Days prior to a relevant payment date (Payment Notice) by providing all supporting information and calculation materials and the relevant amount of the requested Conflict Cash Injection. If the Sellers miss that deadline for providing the Payment Notice, the obligation of the Purchaser to provide a Conflict Cash Injection for the relevant 6 months period ceases.

m)
The obligations of the Purchaser to provide cash injections shall only create a right of the Sellers under this Agreement but no right or entitlement of the Company nor shall the Company be provided with any protection: the principles of a contract that protects third parties (Vertrag mit Schutzwirkung zugunsten Dritter) or that is for the benefit of a third party (Vertrag zu Gunsten Dritter) shall not apply to this Agreement including the relevant cash injection obligations.

1.5	Consequence of violation of the cash injection obligations

a)
If the Cash Injection 1 or 2 or any of the Additional Cash Injections or Conflict Cash Injections is not provided timely (and timely by calculating a grace period for payment delays of 5 Business Days as from the due date) and despite a reminder of the Sellers Representative following the payment default not paid within 5 business days as from receipt of the reminder to the Company (Delay 1) in the period between Completion and expiration of the Milestone Period (as defined for the Second Purchase Price), the claim for the Second Purchase Price in an amount of USD 10 (ten) million and in addition the claim for the Third Purchase Price in an amount of USD 5 (five) million shall become existent (entstehen), and relevant payments shall become due (fällig) at the time of the Delay 1 and shall be then subject to the payment terms and conditions agreed to in this Agreement regarding the Second and Third Purchase Price.

b)
If any of the Additional Cash Injections or Conflict Cash Injections is not provided timely (and timely by calculating a grace period for payment delays of 5 Business Days as from the due date) and despite a reminder of the Sellers Representative following the payment default not paid within 5 business days as from receipt of the reminder to the Company (Delay 2) in the period (x) as from the expiration of the Milestone Period as defined for the Second Purchase Price and (y) the expiration of the Milestone Period (as defined for the Third Purchase Price), the claim for the Third Purchase Price in an amount of USD 5 (five) million (unless already paid due to a failure pursuant to Section 1.5.a) shall become existent (entstehen), and the relevant payment shall become due (fällig) at the time of the Delay 2 and shall then be subject to the payment terms and conditions agreed to in this Agreement regarding the Third Purchase Price.

c)
If the Sellers can prove that the failure of the Purchaser to comply with its obligations for providing a relevant Additional Cash Injection or Conflict Cash Contribution materially affected the Company and jeopardized therefore materially the possibility of the Sellers to achieve individual Targets agreed in relation to an individual Milestone Payment, the relevant Milestone Payment shall fall due and the relevant payment shall be subject to the payment terms and conditions agreed to in this Agreement regarding a Milestone Payment unless the Purchaser can prove that the achievement of a relevant Target and therefore the achievement of a relevant Milestone Payment was at the time of the payment default improbable assuming the Company acting in the course of normal business and in line with Budget or New Budgets (or based on the amounts of Conflict Cash Contributions in case of a Conflict).

d)
If the Purchaser instructs a bank to transfer the Cash Injection or any Additional Cash Injection to a Company account and the Company receives timely the instructed amount less banking fees or costs being charged by banks involved in the money transfer or less exchange differences, the relevant payment shall be deemed complete and timely and the Purchaser shall make up the difference in due course by transferring the difference to the Company.

e)
During a Conflict, the Purchaser shall provide Conflict Cash Injections as notified to him in the Payment Notice by the Sellers’ Representative, however in no event amounts that do not comply with the Limitations or Adjustments. The Purchaser shall be entitled to review the Payment Notice and the relevant calculation and, if an amount notified to the Purchaser in a Payment Notice is according to its calculation in excess of the Conflict Cash Injection that became due in accordance with his Agreement, the Purchaser shall be entitled to deduct the excess amount from the amount notified to it without triggering a penalty or other consequences, and the Parties shall thereafter in good faith discuss and solve that topic..

1.6	Approvals; waiver

a)
For precautionary reasons, each of the Sellers hereby approves the above sales and transfers. A precautionary approval of the Partnership Seller is provided for in the Silent Participation Sale and Purchase Agreement and a further precautionary waiver of Seller 2 in the tbg waiver pursuant to Section R 10.

b)	For reasons of utmost precaution, the Sellers hereby waive any and all preemptive rights or rights of first refusal or other rights providing for similar entitlements to Stocks.

SECTION 2
PURCHASE PRICES

2.1	First Purchase Price

The purchase price for the Sold Stocks (the First Purchase Price) shall amount to USD 10 (ten) million to be paid at the Closing Date to the following bank account (the Designated Account) of the Agent:

Recipient: Notary Michael Spring

Bank: Hauck & Aufhäuser Privatbankiers KGaA, Kaiserstraße 24, D-60311 Frankfurt am Main

Bank Code: ***

Account No.: ***

BIC: ***

IBAN:  ***

2.2	Second Purchase Price

An additional second purchase price (the Second Purchase Price), if any, shall amount up to USD 10 (ten) million and shall be paid at the Second Payment Date in accordance with the calculation principles, the allocation schedule and the payment terms and conditions outlined in EXHIBIT 2.2. The Parties explicitly agree and confirm that the claim for the Second Purchase Price shall become existent (entstehen) not prior to the Second Payment Date.

2.3	Third Purchase Price

An additional third purchase price (the Third Purchase Price), if any, shall amount up to USD 5 (five) million and shall be paid at the Third Payment Date in accordance with the calculation principles, the allocation schedule and the payment terms and conditions outlined in EXHIBIT 2.3. The Parties explicitly agree and confirm that the claim for the Third Purchase Price shall become existent (entstehen) not prior to the Third Payment Date.

2.4	Additional Purchase Prices

In addition to the purchase prices pursuant to 2.1 to 2.3, the Purchaser shall pay to the Sellers additional purchase prices subject to and upon satisfaction of defined milestones (each a Milestone Payment). The conditions precedent and requirements of each milestone, the calculation principles, the allocation schedule and the payment terms and conditions applying to each relevant Milestone Payment are outlined in EXHIBIT 2.4. The Parties explicitly agree and confirm that each claim for a Milestone Payment shall become existent (entstehen) not prior to such date on which the relevant Milestone is fulfilled (in line with the relevant conditions to the fulfillment of a Milestone).

2.5	Call Option

Subject to the Purchaser not paying purchase prices timely, the Sellers are entitled to a call option as per se the Call Option Agreement attached hereto as EXHIBIT 2.5.

2.6	Payments

All payments of purchase prices (including Milestone Payments) shall be effected to the Designated Account. All payments received in the Designated Account shall release the Purchaser in the respective amount from its payment obligations under this Agreement. The Sellers shall be responsible for allocation of received funds amongst the Sellers and the Agent shall be responsible for effecting the payments set out in the Transaction Fee Schedule.

If the Purchaser instructs a bank to transfer purchase prices to the Designated Account and the Agent receives timely the instructed amount less banking fees or costs being charged by banks involved in the money transfer or less amounts caused by exchange rates, the relevant payment shall be deemed complete and timely and the Purchaser shall make up the difference within 5 Business after having been notified of the difference by the Sellers Representative by transferring the difference to the Agent.

SECTION 3
REPRESENTATIONS AND WARRANTIES

The representations and warranties in this Section 3 are not meant at any time as a guarantee (Beschaffenheitsgarantie oder Haltbarkeitsgarantie) within the meaning of Sections 443 and 444 of the German Civil Code (Bürgerliches Gesetzbuch, or BGB), the application of which the Parties hereby exclude. Subject to the foregoing the Sellers Guarantor represents and warrants to the Purchaser in the form of an independent guarantee and irrespective of negligence or fault (selbständiges verschuldensunabhängiges Garantieversprechen pursuant to Section 311 paragraph 1 BGB) that the following statements 3.1 to 3.16 (the Representations) are true and correct as of Signing Date and/or any other date specified hereinafter.

Each Seller furthermore, however each of Seller 2 and Seller 5 only individually (als Teilschuldner), represents and warrants to the Purchaser in the form of an independent guarantee and irrespective of negligence or fault (selbständiges verschuldensunabhängiges Garantieversprechen pursuant to Section 311 paragraph 1 BGB) that the Representations pursuant to Sections 3.1 and, except for Seller 2 and Seller 5, 3.2 are true and correct as of the Signing Date and/or any other date specified hereinafter. Only in relation to Seller 2 and Seller 5 the following shall apply: the Representation pursuant to Section 3.1 b) (III) does, however, not apply to the information arising from Section 7 of the Preamble and, insofar as the Representation pursuant to Section 3.1 b) VI) is concerned, only the Sellers Guarantor shall be liable.

The scope and content of each Representation of the Sellers Guarantor or the Sellers contained in this Section 3 as well as the Sellers Guarantor’s or the Seller's liability arising thereunder shall be exclusively defined by the provisions of this Agreement (in particular the limitations on Purchaser's rights and remedies set forth in Sections 4 below), which shall be an integral part of the Representations:

3.1	Authorization; Transfer of Title

(a)	Authorization.

(i)
As of the Signing Date and the Closing Date, each Seller has full power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated herein.

(ii)
The Sellers have duly entered into this Agreement and, assuming the due authorization, execution and delivery by the other Parties hereto, this Agreement constitutes as of the Signing Date and the Closing Date the binding obligation of each of the Sellers enforceable against the respective Seller in accordance with its terms.

(iii)
As of the Signing Date and the Closing Date the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby (i) do not conflict with, result in a breach of, or constitute a default under the articles of association of the Company and (ii) do not, to the Guarantor’s Knowledge (with or without the giving of notice), create in any other person a right or claim of termination, amendment, or require modification, acceleration or cancellation of, or result in, the creation of any lien (or any obligation to create any lien) upon any of the properties, assets, agreements or rights of or to which the Company is a party to.

(b)	Corporate Matters.

(i)
As of the Signing Date and the Closing Date, the Company is duly organized and validly existing as a stock corporation under the laws of the Federal Republic of Germany and has full corporate power and authority to conduct its business as heretofore conducted.

(ii)
EXHIBIT 3.1.b (ii)___contains complete and correct copies of the Company’s (i) articles of association as in effect as of the Signing Date and (ii) current entry in the commercial register (the Organizational Documents). Except as required under and described in Section 9, there are no shareholder resolutions amending the Organizational Documents that have not yet been registered in the respective competent Commercial Register.

(iii)	The statements contained in the Sections 2 to 9 of the Recitals are true, complete and correct.

(iv)
As of the Signing Date and at the First Closing Date, each Seller owns the Stocks sold and transferred unrestricted at the relevant date and such Stocks are fully paid-in, not repaid, non-assessable and free from rights of third parties of any type whatsoever (including voting right agreements (Stimmbindungsverträge) of any type) and there are no claims for the granting of such rights and/or the transfer of any of the sold Stocks (except for rights of the Purchaser under this Agreement).

(v)
As of the Signing Date and at the First Closing Date, each Seller is entitled to freely dispose of the Stocks sold by the respective Seller at the relevant date in accordance with the terms of this Agreement.

(vi)
Except as disclosed in EXHIBIT 3.1.b (vi) there are no profit and loss transfer agreements or other Unternehmensverträge within the meaning of Sections 291, 292 of the German Stock Corporation Act (Aktiengesetz, or AktG) in existence to which the Company is a party to. Except as disclosed in EXHIBIT 3.1.b (vi) there are no other profit or loss depending arrangements to which the Company is, or has been, a party to.

(vii)	The Company does not hold, or own, directly or indirectly, any equity or voting interest, participation or sub-participation in any other person.

3.2	Financial Statements and Financials

(a)
Complete and correct copies of the financial statements (Jahresabschlüsse) (Financial Statements) of the Company as of 31 December 2008 (audited) and 2009 (as set up and signed by the Company’s members of the management board) are attached to this Agreement as EXHIBIT _3.2.a. The Financial Statements have been prepared in accordance with German generally accepted accounting principles applied on a consistent basis throughout the periods presented and present a true and fair view, within the meaning of Section 264 para. 2 of the German Commercial Code (Handelsgesetzbuch or HGB), of the assets and liabilities (Vermögenslage), financial condition (Finanzlage) and results of operation (Ertragslage) of the Company for the period referenced therein.

(b)
Except as set forth in as EXHIBIT 3.2.b hereto, since the Effective Date the Company has not incurred any liabilities of any nature (Liabilities) whether accrued, absolute, contingent, liquidated or unliquidated, matured or unmatured, or otherwise except for Liabilities incurred (i) in the ordinary course of business or (ii) in connection with this Agreement to the transactions contemplated hereby.

(c)
The Management Accounts (Betriebswirtschaftliche Auswertungen – BWA) for the period starting at the Effective Date and ending on 30 September 2010 are attached as EXHIBIT _3.2.c and have been prepared with the skill and the care of a conscientious businessman on a consistent basis (Bilanzkontinuität).

(d)	The Company’s revenues generated since the Effective Date amount to at least EUR 663,288.77..

3.3	Conduct of Business

Except for signing addendums to the Restructuring Agreement referred to in Recital 8 hereto, since the Effective Date up to and including Signing Date the Company has conducted its respective business in the ordinary course consistent with past practice. The Company has in particular, but not limited to

(a)	not declared any dividend or made any other distribution or paid any withdrawal;

(b)	not terminated a Material Contract;

(c)
not issued or sold any Stocks or similar interests in the Company, or entered into understandings of any kind, contingently or otherwise, to purchase or otherwise acquire any such Interests or any securities convertible into or exchangeable for Interests;

(d)
not incurred any indebtedness for borrowed money, issued or sold any debt securities or prepaid any debt (including, without limitation, any borrowings from, or prepayments to, any of its shareholders) except for borrowings and repayments in the ordinary course of business;

(e)
not made any material change in (y) the terms of employment (including compensation) or (z) payments to any Employees or Consultants or directors of the management or supervisory board other than in the ordinary course of business or referred to in EXHIBIT _3.3.e;

(f)	not sold or otherwise transferred any material part of the AdnaGen Business; and

(g)
not transferred, granted or extended any rights or licenses, or entered into any settlement regarding the infringement of Business Intellectual Property or entered into any licensing or similar agreements or arrangements other than in the ordinary course of business.

3.4	Assets

The Company owns, or otherwise has full or sufficient and legally enforceable rights to use all of its assets (moveable, immoveable or mixed, tangible or intangible) necessary for the conduct of, or otherwise material to, the business as conducted up to the Signing Date (the Assets).

3.5	Immoveable Property

(a)	The Company does not own real estate.

(b)
EXHIBIT 3.5.b contains the current lease agreement regarding immoveable property leased or rented by the Company as of the Signing Date. The lease is legally valid and binding. The lease can be continued as from the Signing Date until 31 December 2011 at the current terms. There are no sub-leases under which the Company leases immovable property to third parties.

3.6	Material Contracts

EXHIBIT _3.6 (i)_contains a true and complete list of all agreements entered into by the Company that have at the Signing Date not been completely fulfilled (nicht vollständig erfüllte Verträge), with regard to

(a)	agreements relating to the acquisition or sale of interests in other companies or businesses;

(b)	joint venture agreements and consortium agreements other than listed in Exhibit R7;

(c)	loan agreements, silent partnership agreements, bonds, notes or any other instruments of debt in cases where the Company is the debtor or the creditor other than listed in Exhibit R7;

(d)	guaranties, indemnities, and suretyships issued for any debt of any third party, except for guarantees issued in the ordinary course of business;

(e)	licensing-in agreements;

(f)	[deliberately left blank];

(g)	agreements regarding swaps, options, forward sales or purchases, futures and other financial derivatives and combinations thereof;

(h)	real estate lease agreement where the Company is a tenant or landlord;

(i)	any agreement (excluding customary territorial restrictions in distribution agreements) that limits the freedom of the Company to compete with any third party; and

(j)
agreements with any of the company’s shareholders or members of the management board or Related Parties which are not explicitly referred to or mentioned in this Agreement and have not been presented to the Purchaser during due diligence;

and which have a value exceeding EUR 150,000.00 in each case or per year (the Material Agreements).

Unless otherwise disclosed in EXHIBIT _3.6 (ii), (i) all Material Agreements are, to the Guarantors Knowledge, valid and enforceable and no notice of termination has been given with respect to any Material Agreement, (ii) to the Guarantors Knowledge, no termination with respect to any Material Agreement can be given due to the completion of this Agreement (“absence of change of control clauses”) and the enforceability of all Material Agreements will not be affected in any manner by the execution, delivery or performance of this Agreement, and (iii) according to Guarantor’ s Knowledge neither the Company nor any third party to any Material Agreement is in material default or material breach under any such agreement.

3.7	Intellectual Property/Information Technology

(a)
EXHIBIT 3.7.a (i) contains as of Signing Date and as of Closing Date a complete and correct list of patents, trademarks and other intellectual property rights owned (including any applications for such intellectual property rights) by the Company (the Owned Intellectual Property Rights) and/or licensed to the Company (the Intellectual Property Licenses) necessary for the conduct of, or otherwise material to, the Business (the Business Intellectual Property). As of Signing Date and as of Closing Date, the Company owns or is licensed to use all Business Intellectual Property. Except as set forth in EXHIBIT 3.7.a (ii), the Company is as of Signing Date and as of Closing Date not liable to current or former employees for remuneration under the Act on Inventions by Employees (Arbeitnehmererfindungsgesetz), or any equivalent applicable law. [**Redacted**].

(b)	The Company has, to the Guarantor’s Knowledge, taken all reasonable actions to ensure full protection of the Business Intellectual Property Rights.

(c)	All Intellectual Property Licenses with respect to the Business Intellectual Property are in full force and effect in accordance with their terms.

(d)
The Business Intellectual Property is neither subject to any pending proceedings for opposition, cancellation, revocation or rectification which may negatively affect the operation of the Company’s overall business nor being to the Guarantor’s Knowledge materially infringed by third parties.  To the Guarantor’s Knowledge, all fees necessary to maintain the Business Intellectual Property have been paid up to and including Closing Date, all necessary renewal applications have been filed and all other material steps necessary for their maintenance have been taken.  To the Guarantor’s Knowledge, the Company was not accused for infringing anyone else's intellectual property (the Infringement/s).

(e)
Intellectual Property or intellectual property - as a stand alone term or as part of any defined term - means trademarks, service marks, trade names, trade dress, domain names, copyrights, and similar rights, patents and patent applications, and inventions, business processes, designs, formulae, trade secrets, know-how, confidential information, computer software (in both source and object code forms) and other confidential and proprietary knowledge and information; data and documentation, database rights, tangible embodiments of any of the foregoing (in any medium including electronic media), and all similar intellectual property rights and any applications and registrations for any of the above in any country.

(f)
The Company owns, or has acquired a valid right or license to use, all computer hardware, software, communication systems, networks and other information technology (the Information Technology) which the Company requires to carry on its business as presently conducted. All Information Technology is adequate and sufficient for the Company’s current business operations.

3.8	Tax Representations

In relation to tax matters, EXHIBIT 3.8 sets out the Representations of the Sellers Guarantor.

3.9	Insurance

The insurance coverage of the Company is, in the reasonable view of the Guarantor, adequate and suitable for the business as presently conducted. To Guarantor’s Knowledge, the Company has complied in all material respects with the terms and provisions of all of its insurance policies.

3.10	Litigation

Except as listed in Exhibit 3.10, there are no lawsuits, court actions or similar proceedings before a court of justice, arbitration panel or an administrative authority pending (rechtshängig) or threatened in writing to be filed against the Company (Litigation).

3.11	Permits and Licenses; Compliance

To the Guarantor’s Knowledge, the Company obtained, holds and maintains all permits and licenses which are required, if any, under applicable public laws (öffentliches Recht) in order to conduct the business as presently conducted. There are no written threats of any revocation or restriction or subsequent orders (nachträgliche Anordnungen) relating to any such permits or licenses which would materially affect the business of the Company as a whole. To the Guarantor’s Knowledge, the Company has conducted its business in compliance with all material provisions of such permits and licenses and applicable Laws.

3.12	Employees, Consultants, Labor Matters, etc.

(a)
Employees.  EXHIBIT 3.12.a contains a complete list of all employees of the Company (other than the members of the managing board) (the Employees) setting out in relation to each of the Employees its (i) annual salary (including bonus entitlement), (ii) benefits (company car, pension entitlements, insurances etc.), (iii) entitlement (per days) to annual vacation, (iv) age, (v) gender, (vi) employment start date and (vii) notice period. None of the Employees has given or received notice of termination of his or her employment.

(b)
Consultants.  EXHIBIT 3.12.b contains a complete and accurate list of all of the Company’s contracts and relationships with all the individuals engaged by the Company to provide services to the Company exceeding a value of EUR 20,000.00 p.a., including without limitation services as consultants and freelancers, as of the date hereof on a self-employed basis or supplied by an agency (each a Consultant. None of the Consultants has given or received according to Guarantor’s knowledge notice of termination of his or her relationship with the Company.

(c)
Collective Bargaining Agreements; Labor Relations.  The Company is not a party to or bound by any collective bargaining agreement except as it may be subject to collective bargaining agreements of general application (allgemein-verbindliche Tarifverträge).  There have not been in the last twelve months, nor are there currently any labor disputes nor are such, to the Guarantor’s Knowledge, threatened. As of Signing Date and as of Closing Date, all salaries and redundancy payments (and related Taxes) due have been paid. The Company is in compliance, and has always materially complied, with all applicable laws relating to equal employment, fair employment practices, prohibited discrimination or distinction or other similar employment practices and are not engaged in any unfair labor practice. There are no former employees or board members (including relevant amounts) who are entitled to or who can be expected to request redundancy payments.

(d)	Employee Benefit Plans. The Company has no employee benefit plans or insurance plans or other compensation plans, except as given in EXHIBIT 3.12 (d).

(e)
Pension Liabilities.  The Company has not made or granted any individual pension commitments, direct insurances, reinsurance coverage regarding pensions, general old-age pension schemes and/or other company pension schemes (betriebliche Altersvorsorge), whether of an individual or collective nature or based on works custom (betriebliche Übung), to any of its current or former Employees, except as given in EXHIBIT 3.12 (e).

(f)	Compliance with Social Security. At the Closing Date, the Company has no obligation under applicable social security laws (Sozialversicherungsrecht).

3.13	Deliberately left free

3.14	No Illegal Payments

The Company has not directly or indirectly (i) given or agreed to give any illegal gift, contribution, payment or similar benefit to any supplier, customer, governmental official or employee or other person, or (ii) made or agreed to make any illegal contribution, or reimbursed any illegal political gift or contribution made by any other person, to any candidate for federal, state, local or foreign public office, in each case that might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding.

3.15	No Finder’s Fee; No Transaction Costs

The Company is under no obligation to pay any fee, bonus, extra compensation or severance payment to any third party (including the management and the employees of the Company and any member of the supervisory board and/or advisory boards of the Company) or to its shareholders by virtue of this Agreement or consummation of the transactions contemplated under this Agreement (the Transaction Triggered Payments). The agreement contained in EXHIBIT 3.15 (i) (the Bioventures Agreement) is known to the Purchaser.

The Company has not made since 31 May 2010 any payments under the Bioventure Agreement and shall not make or agree to make any such payments up to and including Completion. Any and all past and future costs, expenses, obligations and liabilities of the Company under, related to or caused by the Bioventure Agreement shall be borne by the Sellers, and the Sellers shall indemnify the Company from any and all claims or consequences under, related to or caused by the Bioventure Agreement.

At the Closing Date, the Agent shall pay the relevant amounts due under the Bioventures Agreement, and any further amounts falling due shall be paid by Sellers.

3.16	Public grants and subsidies; Financing

In relation to Financing and public grant and subsidy matters, the Parties agree - in addition - to the specific indemnification rules contained in the Indemnification section.

SECTION 4
Performance and Liability

4.1	Self-contained Regime

Except for claims based on (i) the breach of the Representations and (ii) Indemnifications and except for claims for specific performance (Erfüllungsansprüche) or other claims provided for in this Agreement, all other claims with respect to the sale and transfer of the Stocks and the business of the Company are excluded,– e.g. (i) any right of the Purchaser to rescind (zurücktreten) this Agreement or to require the winding up of the transactions contemplated hereunder (inter alia, by way of Schadenersatz statt der ganzen Leistung), (ii) any claims for breach of pre-contractual obligations (culpa in contrahendo), including claims arising under Section 241, 311 BGB or ancillary obligations, including claims arising under Section 280, 282 BGB, (iii) any claims under the principle of frustration of contract pursuant to Section 313 BGB (Störung der Geschäftsgrundlage), (iv) all remedies of the Purchaser for defects under Section 437 through 441 BGB, (v) tort (Sections 823 et seq. BGB) and (vi) any and all other statutory rights and remedies of the Purchaser, if any, are hereby expressly excluded and waived by the Parties, except for claims based on willful conduct (Vorsatz) or willful deceit (arglistige Täuschung). The Parties are in agreement that the Representations according to Section 3 are only designed for the specific remedies of the Purchaser and the restrictions set forth in this Agreement and shall not serve to provide the Purchaser with any claims other than those set forth in this Agreement.

4.2	Administration of Breaches

(A)           In case of a breach of any Representations, the Sellers Guarantor or, if the Sellers are concerned in relation to a Representation they assume, the Sellers may attempt to remedy the breach (Naturalrestitution). If the Sellers Guarantor, or, as the case may be, the Sellers fail to remedy the breach within a reasonable period of time, such period not to exceed one month after the Sellers Guarantor has received a written and sufficiently detailed notification as to the breach from the Purchaser (the Claim Notification), the Purchaser shall be entitled to claim from the Sellers Guarantor or, as the case may be, the Sellers compensation in cash (Schadensersatz in Geld) pro rata to the Purchaser’s actual shareholding in the Company at the time of the compensation for any actual losses within the meaning of Sec. 249 et seq. German Civil Code (Bürgerliches Gesetzbuch, BGB) incurred by the Company excluding consequential damages (Folgeschäden), lost profits (entgangener Gewinn) lost opportunities (entgangene Geschäftschancen), frustrated expenses (vergebliche Aufwendungen) within the meaning of Section 284 BGB and internal administration and overhead costs. For the avoidance of doubt, each Seller shall only be liable if and to the extent that the respective Seller is in breach of a Representation it has assumed; Section 4.10 (that extents the liability of the Sellers) remains unaffected.

(b)
The legal principles as to the mitigation of damages as well as the off-setting of losses by advantages due to the damaging event (Schadensberechnung, Schadensminderung und Vorteilsausgleichung) pursuant to Sec. 249 et seq. BGB shall apply to all claims of the Purchaser based on a breach of Representations. To the extent the payment of the Sellers is subject to Tax, such payment will be increased by the Sellers leaving the Purchaser (or the Company, as the case may be) with the net compensation after Tax (grossing up).

4.3	Exclusion of Liability

Any liability of the Sellers in connection with Representations shall be excluded or decreased if and to the extent that claims of the Purchaser or the underlying circumstances, respectively, are (i) covered by insurance policies or claims against third parties to the extent such claims against third parties have been collected (at the expense of the Sellers) within 4 months as from the Warranty Notification or (ii)  specifically reserved for in the Financial Statements; (iii) have been specifically disclosed to the Purchaser in this Agreement (including its Exhibits); (iv) has been done or omitted to be done with respect to the subject matter of the claim at the request, or with the approval, of the Purchaser; (v) the result of or are increased by the failure of the Purchaser to mitigate damages; (vi) the result of an Act of God or (vii) the result of or is increased by the passing of, or any change in any law, statute, ordinance, rule, regulation or administrative practice of any competent authority after the Signing Date.

4.4	Effects of Knowledge

Unless specifically disclosed in this Agreement (including its Exhibits), claims of the Purchaser based on a breach of any of the Representations are not excluded if a breach or the underlying facts have been known to the Purchaser at any time until Completion. Sec. 442 BGB and Sec. 377 HGB are excluded. The same shall apply mutatis mutandis to Indemnifications, and the Parties agree for the sake of clarity that no specific disclosures are made in context with Indemnifications (unless specifically outlined in Exhibit 5) and Tax Representations (as referred to in Section 3.8.).

4.5	Cooperation

In case of a breach of any Representations (including Tax Representations) and indemnities, which relates to court judgments, public orders or third party claims raised against the Company, the Party or Parties receiving such information shall procure that (i) the Sellers and the Purchaser shall be properly informed, without undue delay, about any claim or proceedings which may give rise to a claim of the Purchaser in relation to the Representations, (ii) no binding declarations shall be made vis-à-vis any court, public authority or third party without the prior written instruction of the Sellers Representative and the Purchaser, (iii) such measures or actions shall be taken or omitted as the Sellers Representative may instruct, at the expense of the Sellers, to avoid, defend, dispute or settle such claim and (iv) for such defense, dispute or settlement action such advisors shall be retained as selected by the Sellers Representative.

4.6	Knowledge

To the extent Representations refer to knowledge or Knowledge of the Guarantor or Guarantor’s Knowledge, knowledge or Knowledge of the Guarantor or Guarantor’s Knowledge means the knowledge of each of Dr. Weis and Dr. Hauch acting with the due care of a prudent business man (Sorgfalt eines ordentlichen Kaufmanns), and the knowledge of either of them shall constitute knowledge, Knowledge of the Guarantor or Guarantor’s Knowledge.

4.7	De-minimis / Basket

Claims of the Purchaser under, or in connection with, Representations can only be raised if and to the extent that (i) each individual claim, or a series of similar claims, exceeds EUR [**Redacted**] and (ii) the aggregate amount of claims which can be raised pursuant to lit. (i), exceeds EUR [**Redacted**], in which case the Purchaser shall be entitled to claim the full amount (Freigrenze). The before limitations shall not apply in respect of Representations and related claims relating to (i) the title to Stocks, and (ii), for the avoidance of doubt, Indemnifications.

4.8	Maximum Liability in Case of a Breach of Representations

The maximum liability of the Sellers for all claims of the Purchaser under, or in connection with, the Representations shall be limited to an amount equal to the following percentages of the purchase price/s paid or fallen due under this Agreement: 20% of the First Purchase Price plus 15% of any further purchase prices (i.e. Second, Third and any and all Milestone Payments). The amount of the maximum liability increases therefore from USD 2 million (maximum liability upon First Purchase Price becoming due) if and to the extent that the Second or Third Purchase Price or Milestone Payments are paid or become due, and such increase(s) however, shall have – for the avoidance of doubt –retroactive effect as from Completion onwards and shall therefore increase any claims of the Purchaser in relation to Representations, not depending when such claim has fallen or becomes due or if such claim has already been paid based on or dismissed due to a originally lower maximum amount of liability. For the avoidance of doubt, the Sellers shall in no event be liable to pay more than they have received as purchase prices. The before limitations shall not apply in respect of claims (i) relating to the title to Stocks, (ii) Tax Representations (for the avoidance of doubt as represented by Sellers Guarantor) and (iii), for the avoidance of doubt, Indemnifications (for the avoidance of doubt as given by Sellers Guarantor); for the avoidance of doubt, Section 4.10 (h) shall remain unaffected. Among the Sellers the following shall apply: Sellers Guarantor has confirmed in a separate agreement between the Sellers, the Silent Partnership Seller and the Agent that Sellers Guarantor has no claims for recourse against Seller 2 and Seller 5 unless Seller 2 and Seller 5 are liable under Section 3 of this Agreement.

4.9	Period of Limitation

The period of limitation for all Representations and related claims of the Purchaser relating to the title to shares in the Company shall run until the fifteenth (15) anniversary of the Completion; the period of limitation for all other Representations under this Agreement shall run until 30 June 2013, except for the Tax Representations which shall run until the period indicated in Exhibit 5.8. For the avoidance of doubt, the before limitations shall not apply to Indemnifications.

4.10	Deductions; set-off; bank guarantee

a)
The Purchaser may set-off any claims it has under or in relation to or caused by Representations (including Tax Representations) or Indemnifications or the Payment Difference against the Second and/or Third Purchase Price and/or Milestone Payments, and, for the avoidance of doubt, the payment of any so reduced amount shall constitute the payment of the relevant purchase price.

b)
The before paragraph (a) in relation to a set-off shall not apply to the Representations contained in the Sections 3.2, Sections 3.3 b, e, 3.4, 3.6 excluding lit. e and f, 3.9, and 3.11, . In these cases, a set-off is only permissible if claims of the Purchaser are established by a court or an arbitral court of competent jurisdiction in accordance with Sections 10.11 of this agreement, certified as being final or provisionally enforceable (vorläufig vollstreckbar), ordering the Sellers or the Sellers Guarantor to make payments to the Purchaser. In case of a judgment provisionally enforceable only on security (gegen Sicherheitsleistung), the set-off will only be permissible, if the security has been lodged by the Purchaser.

c)
If the Purchaser declares a set-off in line with the provisions contained in paragraph (a), it may withhold any amounts being subject to the declared set-off, and such shall not constitute a payment default or create any rights of the Sellers, in particular not in relation to the Call Option. The validity of the set-off (including, for the avoidance of doubt, the respective lawful set-off amount, if any) shall then be determined in line with the provisions of this Agreement, and the following shall in particular apply: any amount/s not being validly subject of the set-off shall become due and payable within 10 (ten) Business Days as from the date the subject matter has been established by a court or an arbitral court of competent jurisdiction in accordance with Sections 10.12 of this agreement, certified as being final or provisionally enforceable (vorläufig vollstreckbar), ordering the Purchaser or the Purchaser’s Guarantor to make payments to the Sellers. In case of a judgment provisionally enforceable only on security (gegen Sicherheitsleistung), a payment may only be requested by the Sellers if they have lodged security.

d)
On the Second and the Third Payment Date, the Sellers Guarantor shall deliver to the Purchaser an irrevocable, unconditional bank guarantee on first demand of a first class German or European bank of international standing in the amount of EUR 200,000 substantially in the format attached as Exhibit 4.10.d (Sellers Bank Guarantee) securing any of the Sellers and the Sellers Guarantor’s obligations arising under this Agreement in relation to Sellers’ Tax Representations pursuant to EXHIBIT 3.8 and/or the related Indemnifications. The delivery of Sellers’ Bank Guarantee shall be effected step by step (Zug um Zug) against payment of the relevant purchase price.

e)
If at the time a Milestone Payment falls due the Purchaser has not already been provided by the Sellers with two Sellers’ Bank Guarantees, the Sellers shall provide the Purchaser with the missing Seller’s Bank Guarantee/s prior to the Purchaser effecting a Milestone Payment.

f)
Each Sellers Bank Guarantee shall remain in place up to and including 31 December 2014. The banking fees caused by a Sellers’ Bank Guarantee shall be shared equally between Sellers (50%) and Purchaser (50%).

g)
The Parties agree that at the request of the Sellers the Purchaser shall procure that the Company shall try to trigger a tax audit. The Purchaser shall also be entitled to request the Company to trigger a tax audit.

h)
The Sellers explicitly agree that all Purchaser’s claims for Representations and Indemnifications in general (and therefore also a set-off) shall reduce (or shall have consequences to) claims for the payment of purchase prices though the Sellers (except for the Sellers Guarantor) are under this Agreement only liable for a limited number of Representations. The Sellers (except for the Sellers Guarantor) insofar bear consequences caused by a breach of Representations or of Indemnifications for which they are not liable and all Sellers acknowledge and agree to such concept.

4.11	Purchase Price Adjustment

To the extent permitted by law, the Parties agree that all payments made in context with Representations and Indemnifications shall be adjustments to the purchase prices for all Tax purposes.

SECTION 5
INDEMNIFICATIONS

From and after the Completion, the Sellers Guarantor agrees to indemnify (freistellen) (the Indemnification/s) the Company and/or the Purchaser, as the case may be, from any damages referred to and subject to the regulations set forth in EXHIBIT 5. For the avoidance of doubt, the actual amount of compensation owed by the Sellers Guarantor under this Agreement for any claim will not be increased by the fact that Indemnifications and Representations may relate to the same matter or breach (i.e. no double counting of damages).

The Sellers Guarantor shall – as further outlined in Exhibit 5 – in particular indemnify the Company from any and all claims, costs and damages in relation to or caused by claims of [**Redacted**] that were not [**Redacted**], and such indemnification to include in particular to obligate the Sellers Guarantor to pay all costs spent by the Company due to litigation, including fees charged by legal advisors that are in excess of the statutory fee schedule. The Purchaser and the Sellers Guarantor shall negotiate in good faith if and to which extent the indemnification can be limited, considering however that neither the Purchaser nor the Company shall have cash requirements or liabilities with view to [**Redacted**] acting as [**Redacted**] and in context with [**Redacted**] (as outlined in this Agreement), the [**Redacted**] (in particular in context with the [**Redacted**] and all consequences under or caused by that [**Redacted**]) and [**Redacted**] matters.

SECTION 6
COVENANTS

6.1	Preservation of Business

As from the date hereof until and including the Completion the Sellers Guarantor shall, to the extent legally possible, procure that

(a)	unless agreed by Purchaser, no stockholders’ resolutions shall be adopted (except as otherwise expressly set forth in this Agreement) relating to

(i)	the change or amendment of articles of association;

(ii)	the increase or decrease of stock capital, including but not limited to the creation of authorized capital (genehmigtes Kapital) or contingent capital (bedingtes Kapital);

(iii)	dividend payments or any other distribution or payment or withdrawal of, in particular, profits or capital reserves.

(iv)
the issuance of, or authorization to issue, securities, including but not limited to convertible bonds (Wandelschuldverschreibungen), dividend bonds (Gewinnschuldverschreibungen) or participation rights (Genussrechte);

(v)	the re-purchase (Erwerb eigener Anteile) or redemption (Einziehung) of stocks;

(vi)	the transfer, sale, licensing, pledging or encumbrance of all, or essentially all, assets, stocks or of such part of the business activities as requires a shareholder resolution;

(vii)
the adoption of domination, profit and loss transfer or any other corporate agreements within the meaning of Sec. 291, 292 of the German Stock Corporation Act (Aktiengesetz, AktG) in direct or analogous application;

(viii)	the merger, split-off, conversion or any other restructuring under the German Conversion Act (Umwandlungsgesetz, UmwG) as well as the squeeze-out and integration (Eingliederung); or

(ix)	the dissolution of the Company;

(b)	the business of the Company shall be conducted in the ordinary course;

(c)	none of the Stocks shall be sold, transferred or otherwise disposed of or encumbered with Liens without the prior written consent of the Purchaser;

(d)
the management of the Company shall inform the Purchaser in relation to all material matters concerning the operation of the business of the Company; notwithstanding the before, the Parties are in agreement that prior to the Completion, the Company and its management shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision of its operations.

(e)	unless the Purchaser has approved thereof in writing, the Company shall

(i)
not make any material change to the terms or conditions of employment of any of its Employees or make any bonus payments to any of its Employees, other than in accordance with existing agreements, collective bargaining arrangements, or as mutually agreed with the Purchaser whilst the Purchaser will agree to normal annual increases of salary that are in line with past and prudent practice;

(ii)
not make or change any Tax election, amend any Tax return or take any Tax position on any Tax return, apply for or obtain any Tax ruling or make any settlement that may give rise to an increase of any Tax liability of the Company, or the Purchaser for any period ending after the 31 December 2009; and

(iii)
not modify or amend (other than such amendments that are immaterial or ministerial or to which the Company is legally or contractually obliged as of Signing Date) or terminate any contracts referred to in Section 3.6;

(f)
procure that persons nominated by Purchaser will be admitted to hold and attend, as the case may be, meetings with the management of the Company designed to prepare the business and employees of the Company for the transition into the Purchaser's group of companies.

6.2	IP/IT Consents

If a specific consent of a person is required for the Company to own or use as from the Completion any intellectual property, technology or hardware that is necessary or useful to conduct the business of the Company as currently conducted, the Company shall cooperate with Purchaser to endeavour that the Company obtains such consents prior to the Completion.

6.3	Further Actions

The Parties shall use their best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated hereby. Without limiting the generality of the foregoing, the Parties will, as promptly as practicable make, or cause to be made, all such filings and submissions as are required to be made by it or its related parties under applicable Law, and give such reasonable undertakings as may be required there under, to consummate the transactions contemplated hereby.

6.4	Notification

At all times prior to the Completion, each of the Parties shall promptly notify the other Parties in writing of any fact, condition, event or occurrence that could reasonably be expected to (i) result in the failure to be satisfied of any of the conditions contained in this Section promptly upon becoming aware of the same, or (ii) have a Material Adverse Effect on the operations of the respective business of the Company.

SECTION 7
PURCHASER’S REPRESENTATIONS AND WARRANTIES

The Purchaser hereby guaranties to each of the Sellers by way of an independent promise of guaranty (selbständiges Garantieversprechen) that the statements set forth hereinafter are complete and correct as of Signing and the Closing Date.

Existence. The Purchaser has been duly established under the laws of Bermuda. The Purchaser validly exists.

Authority. The Purchaser is entitled to enter into this Agreement and to acquire the Sold Stocks without any limitations or restrictions.

Any liability of the Purchaser for a breach of one or any of the above guarantees shall be limited to the amount of the First Purchase Price. No further representations or warranties are given by the Purchaser.

SECTION 8
NON-COMPETITION

The Sellers Guarantor and the Purchaser hereby agree to the non-compete contained in EXHIBIT 8., and shall execute such non-compete agreement at the Closing Date.

SECTION 9
CLOSING

9.1	Closing; Completion

The consummation of the Sale and Purchase (the Closing) shall take place at the offices of the Company five (5) business days after the date on which the CPs have been fulfilled or waived, or at any other time or place which the Parties will mutually agree upon in writing (such date the Closing Date).

9.2	Conditions to Closing

The obligation of the Purchaser to carry out the Closing shall be subject to the fulfilment and satisfaction, on or prior to the Closing Date, of each of the following conditions precedent (aufschiebende Bedingungen) (the CP’s) any or all of which may be waived by the Purchaser in whole or in part to the extent permitted by applicable Law:

(a)	Non occurrence of a Material Adverse Effect that shall be confirmed at Closing by the Sellers Representative handing over to the Purchaser a relevant confirmation letter.

(b)
There shall not be any injunction, decision, order or decree of any governmental authority (or any proceeding that is pending or threatened that could result in such an injunction, decision, order or decree), restraining or preventing the transactions contemplated hereby.

(c)	Proper execution or fulfilment of the agreements and measures set out in Section 9.4 (a) to (m).

9.3	Withdrawal Right.

Each of the Purchaser and the Sellers shall have the right to withdraw from this Agreement by written notice by the withdrawing party to the respective other party if the CPs have not been satisfied, at the latest, on 30 November 2010.

9.4	Closing Actions

At the Closing Date, the following actions shall be effected in the stated order:

(a)	[deliberately left blank]

(b)
The Sellers Representative shall deliver to the Purchaser properly executed waiver letters in a format of which signed copies are attached hereto as Exhibits 9.4.b (i) to (iii) and waiver letters of all Sellers regarding the Silent Partnership. Furthermore, the parties shall execute the silent partnership transfer agreement regarding MBG (Exhibit R 9), and the Sellers Representative shall deliver to the Purchaser a properly executed tbg waiver pursuant to Section R 10.

(c)
The Sellers Representative shall deliver to the Purchaser a re-assignment agreement properly executed between the Seller 1 and the Company under which, to the satisfaction of the Purchaser, the Seller 1 re-assigns to the Company intellectual properties (Exhibit 9.4 c)).

(d)
The Sellers shall deliver to the Purchaser (1) minutes of a supervisory board meeting according to which (i) – firstly - Dr. Weis (as chairman of the board) and Dr. Hauch and Ferran Prat were appointed as members of the management board for a term of 2 years as from Completion to which they agreed, and (ii) secondly the supervisory board, conditional upon receipt of payment of the First Purchase Price in the Designated Account, approved the assignment and transfer of the Sold Stocks, the stocks referred to above lit.l. and the precautionary stocks transfer referred to in Section 1.3, and (iii) new management guidelines were issued (signed copies of the supervisory board minutes and management guidelines are attached asExhibit _9.4 (d)(i), and (2) Management Agreements properly executed between the Company and each of Dr. Weis and Dr. Hauch signed copies of which are attached hereto in Exhibit Exhibit _9.4 (d)(ii) (the Management Agreements).

(e)
The Sellers Representative shall deliver to the Purchaser as Exhibit 9.4 (e)a settlement and re-assignment agreement properly executed between [**Redacted**] and the Company under which, to the satisfaction of the Purchaser, conditional upon receipt of payment of USD219,883 (i) [**Redacted**] re-assigns all assets including [**Redacted**] that were assigned to [**Redacted**] in order to secure [**Redacted**] and (ii) [**Redacted**] declares that all its claims under or in relation to or caused by loan arrangement with the Company are settled upon receipt of said payment.

(f)	The Sellers Guarantor and the Purchaser shall execute the non-compete agreement contained in Exhibit 8 and attached as signed copy.

(g)
The Sellers Representative shall deliver to the Purchaser resignation letters of Dr. Hauch and Dr. Schnakenberg as regards their supervisory board memberships (attached as signed copies, Exhibit 9.4.g) and court resolutions according to which following individuals have been appointed by court as new supervisory board members: Eugen Ermantraut, Veronique Ameye.

(h)	[deliberately left blank]

(i)	The proxy of the Sellers Representative shall confirm to the Purchaser that no Material Adverse Effect has occurred which is done by signing of this Agreement.

(j)
The Sellers shall deliver to the Purchaser a confirmatory letter and waiver according to which Bioventures and the Seller 1 confirm that the Company is not liable for any claims under the Bioventures Agreement, and a final form of such confirmatory letter and waiver is attached hereto as Exhibit 9.4.j.

(k)
The Sellers shall endorse and the Sellers Representative shall hand over to the Purchaser the stock certificates listed in Exhibit 1.1.a; in relation to the Seller 4, the hand over can be substituted for the purposes of a closing action by the Sellers Representative delivering to the Purchaser the acknowledgment and offer letter signed by the Seller 4, and a signed copy of such confirmatory letter and waiver is attached hereto as Exhibit 9.4.k

(l)	[deliberately left blank]

(m)	The Purchaser shall pay the First Purchase Price.

(n)	[deliberately left blank]

(o)	The supervisory board of the Company shall, upon Sellers’ receipt of payment of the First Purchase Price, register the Purchaser as new stockholder in relation to the Sold Stocks.

(p)	The Agent shall effect the payments referred to in the Transaction Fee Schedule.

(q)
The Sellers Representative and the proxy of the Purchaser including the Agent shall, upon Completion, execute for evidence purposes a closing memorandum confirming the occurrence of Completion and the payments provided for in the Transaction Fee Schedule.

9.5	Second and Third Payment Dates

The regulations regarding the Second and Third Payment Dates are set out in Exhibits 2.2 and 2.3.

SECTION 10
MISCELLANEOUS

10.1	Definitions

For purposes of this Agreement (including its Exhibits), the following terms shall have the meanings specified in this Section:

“Affiliate” shall mean, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person, where “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise

“Business Day” means any day of the year on which national banking institutions in Frankfurt am Main, Germany, and in Boston, MA, USA are open to the public for conducting business and are not required or authorized to close.

“Law/s” means all applicable provisions of all (a) constitutions, treaties, statutes, laws (whether federal, state or local law (including the common and civil law)), codes, rules, regulations, ordinances or orders of any Governmental Authority, (b) Governmental Approvals, (c) orders, decisions, injunctions, judgments, awards and decrees of or agreements with any Governmental Authority and (d) any administrative rule or order of general application issued by any Governmental Authority.

“Lien” means any mortgage, pledge, deed of trust, hypothecation, right of others, claim of any nature (contingent or otherwise), security interest, encumbrance, burden, title defect, title retention agreement, lease, sublease, license, occupancy agreement, easement, covenant, condition, encroachment, ownership limitation, voting trust agreement, interest, option, right of any other Person, negotiation or refusal, proxy, lien, charge or other restrictions or limitations of any nature whatsoever or any rights of third parties, including but not limited to such Liens as may arise under any contract.

“Material Adverse Effect” means (x) any material violation of any of the covenants contained in Section 6.1, (y) any event, occurrence, fact, condition, change, development or effect that could reasonably be expected to result in a liability or diminution in value of the Company in excess of EUR 2,000,000 (in word: Euro two million) or (z) any event that is or may materially affect the Business Intellectual Properties, including the Company being sued for Infringements.

“Person” means any individual, partnership, firm, corporation, association, trust, unincorporated organization, joint venture, limited liability company, governmental authority or other entity.

“Related Party/ies” shall mean (i) any Affiliate, shareholder, director or officer of the Company, (ii) any director or officer of any Person that, alone or in concert with any other Person, exercises direct or indirect control (as such term is defined in the definition of “Affiliate” hereinabove) of the Company and/or (iii) any family member or other relative (Angehörige in the sense of Sec. 15 Abgabenordnung) or related persons (Nahestehende Personen in the sense of Sec. 138 Abs. 1 AO) of each Seller and/or an affiliated enterprise (verbundenes Unternehmen) of each Seller.

Further definitions are set out in this Agreement and its Exhibits, and such definitions shall also apply to the entire Agreement including all of its Exhibits.

10.2	Further Actions

The Parties each agree to enter into such other documents or agreements and to take such other action as may be reasonably necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

10.3	Further measures

The Purchaser may at its discretion convert the Company in any legal form providing, under German law, for a limitation of the shareholders’ liability for liabilities of the company (in particular GmbH or KG) and may amend or replace the current articles of association.

10.4	Notices

All notices and other communications which are required or permitted to be given under this Agreement, shall be in writing (including email unless stated otherwise in this Agreement) and shall be deemed given when delivered as follows:

if to any or all of the Sellers or the Sellers Guarantor, or if by any or all of the Sellers or the Sellers Guarantor, exclusively to or by the Sellers Representative. The Sellers Representative shall be Dr. Alexander Weis

c/o AdnaGen AG,

with copy (for information purposes) to

Seller 2 (tbg), attention Ulrich Wendt, address as specified in the parties section of this Agreement,

if to the Purchaser or to the Alere Guarantor, to

Alere Inc.
General Counsel
Ellen V. Chiniara -
51 Sawyer Road, Suite 200
Waltham, MA  02453
USA

with copy (for information purposes) to
Rechtsanwalt Klaus Mohr
c/o Meurer Mohr & Partner Rechtsanwälte Partnerschaftsgesellschaft
Westendstraße 16-22
60325 Frankfurt am Main
Germany

or to such other address or to such other person as the Purchaser, the Alere Guarantor or the Sellers (including the Sellers Guarantor) respectively hereto shall have last designated by notice to the other Parties pursuant to this provision, understood however that the Sellers must designate one person authorized to receive notices for all Sellers.

All such notices and other communications shall be deemed to have been received (i) if by personal delivery on the day after such delivery and (ii) if by overnight courier, on the day delivered.

10.5	Confidentiality and announcements

Each Party agrees to keep confidential and not to disclose to any person any written or oral confidential information provided to it by or on behalf of any other Party, or otherwise obtained by such Party, as the case may be, without the prior consent of the relevant Party from whom the confidential information was obtained and/or to whom it relates. Nothing contained in this Section 10.5 shall prevent any Party from disclosing such confidential information to (i) any of its affiliates (provided such Party informs each such affiliate that is a recipient of confidential information and the restrictions in respect thereof and is responsible for any disclosure or use of such confidential information by such affiliates in breach of the terms hereof, (ii) any member of the board of directors of such Party, or (iii) to any person if required by applicable Law or stock exchange rules.

No announcements or press releases in relation to this Agreement or the underlying transaction shall be made without the prior written approval of the Purchaser.

10.6	Severability

If any provision of this Agreement is or becomes invalid, ineffective or unenforceable, in whole or in part, or if it contains a gap, this shall not affect the validity, effectiveness or enforceability of the remaining provisions hereof. The parties are obligated to cooperate in replacing the invalid, ineffective or unenforceable provision by a valid, effective or enforceable provision, which most nearly achieves the commercial result of what was originally intended.  In the event that there is a gap, the parties are obligated to fill such a gap by a provision, which, had the parties been aware of such a gap, the parties would have reasonably inserted when entering into this Agreement.

10.7	Table of Contents and Headings

The table of contents, headings and sub-headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement. Any references to Clauses, Exhibits or Annexes in this Agreement shall refer to Clauses and Exhibits of and Annexes to this Agreement unless otherwise indicated.

10.8	Costs and Expenses

Save as expressly provided herein, each Party shall pay its own costs and expenses relating to the negotiations, preparation, execution and implementation of this Agreement, whether or not the transactions contemplated by this Agreement are consummated. Any other charges and costs which result from required filings or other regulatory requirements shall be borne by the Purchaser, except for filings with the commercial register or tax office which shall be borne by the Company. It is being understood that the Sellers may not affirmatively elect (optieren) in connection with this Agreement to VAT. The Parties each shall bear their own costs, expenses and the fees for legal and financial advisors and other representatives, incurred in connection with the transactions contemplated by this Agreement.

10.9	Interest

If a Party fails to pay any sum payable by it under this Agreement on the due date for payment, it shall pay interest at the statutory interest rate for delayed payments (Verzug) pursuant to Section 288 para. 2 BGB on such sum for the period from and including the due date up to the date of actual payment (after as well as before judgement) unless otherwise provided in this Agreement. The interest will accrue from day to day and shall be payable on demand in monthly installments and shall be compounded monthly in arrears.

10.10	Language

This Agreement is written in the English language (except that Exhibits may be partly in the German language). Terms to which a German translation has been added shall be interpreted throughout this Agreement in the meaning assigned to them by the German translation.

10.11	Governing Law

This Agreement (except for Exhibit 8) shall be governed by and construed in accordance with the laws of the Federal Republic of Germany, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules are not mandatorily applicable by statute and would require the application of the laws of another jurisdiction. Exhibit 8 and the non-compete agreement contained therein shall be exclusively governed by the laws of Delaware.

10.12	Arbitration

(a)
Any dispute under, or in connection with, this Agreement, including any dispute regarding the validity of this Agreement or of this present agreement to arbitration shall be finally resolved by arbitration according to the rules of the German Institution for Arbitration (Deutsche Institution für Schiedsgerichtsbarkeit e.V., DIS) without recourse to the ordinary courts of law. The arbitration proceedings shall be conducted in English. The arbitral tribunal shall meet in Frankfurt am Main. The arbitral tribunal shall consist of 3 (three) arbitrators. Notwithstanding the foregoing, each Party remains entitled to request an interim measure of protection in respect of the subject matter of the dispute from a competent ordinary court of law before or after commencement of arbitration proceedings as provided for in Section 1033 of the German Code of Civil Procedure (Zivilprozessordnung). In relation certain individual sellers, separate arbitration agreements are executed as Exhibits 10.12 (a) to (x).

(b)
The preceding paragraph (a) shall not apply to Exhibit 8. The non-competition agreement contained in Exhibit 8 shall form, in particular for purposes of arbitration and procedural rules in general, an independent contract and shall be subject to the US arbitration rules contained therein.

10.13	Entire Agreement; Amendments and Waivers

This Agreement (including the Exhibits hereto) represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof.  Amendments and alterations of this Agreement must be in writing. This shall also apply to a waiver of the written form.

10.14	Binding Effect; Assignment; Nominee

This Agreement shall be binding upon and inure to the benefit of the parties to the Agreement and their respective successors and permitted assigns. No assignment of this Agreement or of any rights or obligations hereunder may be made by either any of the parties (by operation of law or otherwise) without the prior written consent of the other parties hereto and any attempted assignment without the required consents shall be void except that the Purchaser shall be entitled without approval of any other party to this Agreement to assign any and all rights and obligations including its entire position as a party to the Agreement to one or more Affiliates or Affiliates of the Alere Guarantor and such enterprises or companies being referred to as “Nominee” or “Nominees”.

The Alere Guarantor hereby guarantees the due and timely fulfillment by the Purchaser, the Nominee or Nominees of any and all obligations under this Agreement.

Further, assignments in favor of Alere’s Guarantors group financing banks are permitted without approval of any party.

10.15	Incorporation of Exhibits

The Exhibits identified in this Agreement are incorporated herein by reference and made an integral part hereof.

10.16	Construction

The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

Number	Name

1.	OncoVista Innovative Therapies Inc., 14785 Omicron Drive Suite 104, San Antonio, TX, USA

2.	tbg Technologie Beteiligungs-Gesellschaft mbH (“tbg”), Ludwig-Erhard-Platz 1-3, 53179 Bonn

3.	Rose Nominess Ltd, P.O. BOX 25, Regency Court, Glategny Esplanade, St. Peter Port, Guernsey, GY1 3 AP

4.	Rob Cawthorne, Innisfree, 36 South Road, Warwick, WK02, Bermuda

5.	FELICITAS Beteiligungsgesellschaft Hannover mbH (formerly: Biomed). Aegidientorplatz 1, 30159 Hannover

6.	Axel Deuring, Buchenweg 6a, 30900 Wedemark

7.	Dr. Eckhart Schnakenberg, Kesener Weserstr. 4 B, 28832 Achim

8.	Hans-Peter Winkelmann, Tostedter Weg 11, 21244 Buchholz

9.	Hans Winkelmann, Am Anger 14, 31535 Neustadt

10.	Marion Buchwald, Effertzfeld 8, 41564 Kaarst

11.	Michael Winkelmann, Hagenerstr. 52 e, 31535 Neustadt

12.	Stefan Schröder, Breite Straße 2, 30159 Hannover

13.	Tim Freise, Gartenstr. 107, 60596 Frankfurt

14.	Dr. Silke Lankiewicz, An der Garather Motte 23, 40595 Düsseldorf

15.	Alere Holdings Bermuda Limited Canon's Court, 22 Victoria Street, Hamilton HM12, Bermuda

16.	Alere, Inc., 51 Sawyer Road, Suite 200, Waltham, MA 02453 USA

***

Draft 27 October 2010

EXHIBIT I.1 (1) to the Stock Purchase Agreement
„Project Lena"

Via Facsimile +49 (0) 69 / 9 7130 100
Herrn Notar Michael Spring
Taylor Wessing
Senckenberganlage 20-22
60325 Frankfurt am Main

Notification and Payment Instruction

Dear Dr. Spring:

Reference is made to (i) the Stock Purchase Agreement between i.a. OncoVista Inc., tbg Technologie Beteiligungsgesellschaft mbH (KfW Mittelstandsbank), Rose Nominess Ltd, Rob Cawthorne and Felicitas Beteiligungsgesellschaft Hannover mbH as „Sellers" and Alere Holdings Bermuda Limited as "Purchaser" relating to stocks in AdnaGen AG (the "**SPA**"), a final copy of which is attached to this Joint Notification and Instruction as **Exhibit 1** and (ii) the Escrow and Distribution of Proceeds Agreement (*Treuhand- und Erlösvereinbarung*) between the Sellers and yourself as Agent (the "**Escrow Agreement**").

This is a joint notification of the Sellers.

Sellers hereby make the following declarations and jointly instruct you as Agent as follows:

(1) The Sellers hereby confirm your appointment as Agent as set forth in the Escrow Agreement;

(2) the Sellers hereby irrevocably instruct you to receive in the Designated Account (as defined in the SPA) all purchase prices to which the Sellers are entitled under the SPA;

(3) the Sellers hereby furthermore irrevocably authorize and instruct you to pay, upon receipt of the First Purchase Price (as defined in the SPA) the transaction fees as outlined in the Transaction Fee Schedule (as defined in the SPA) attached hereto as **Exhibit 2** within 3 Business Days (as defined in the SPA).

By countersigning this Instruction Letter you explicitly (i) acknowledge and agree to the scope and nature of the instructions as outlined in 2. and 3. above and (ii) waive any rights for set-off (*Rechte zur Aufrechnung*) or retention

02681-10 00213 SVER Project Lena_Exhibit I 1_1 to the SPA_Instruction Letter Transaction Fees clean_271010

In respect of the transaction fees set forth in the Transaction Fee Schedule this instruction replaces all instructions given in the Escrow Agreement.

[PLACE], ______________________

____
[Seller 1] tbg Technologie Beteiligungsgesellschaft mbH

[PLACE], Frankfurt, 28.X.2010

____
[Seller 2] FELICITAS Beteiligungsgesellschaft Hannover mbH

[PLACE], Hannover, 1.11.10

Mittelständische Beteiligungsgesellschaft
Niedersachsen (MBG) mbH
Hildesheimer Straße [illegible] 30169 Hannover

____
[Seller 3] Mittelständische Beteiligungsgesellschaft Niedersachsen mbH

[PLACE], Frankfurt 28.X.2010

____
[Seller 4] Rob Cawthorn

[PLACE], Frankfurt 28.X.2010

____
[Seller 5] Roso Nominees Ltd.

[PLACE], ______________________
Frankfurt 28.10.10

[Seller 6] Axel Dfuring

[PLACE], ______________________
Frankfurt 28.10.10

[Seller 7] Dr. Gebhard Schwegler-berg

[PLACE], ______________________
Frankfurt 28.10.10

[Seller 8] Hans Peter Winkelmann

[PLACE], ______________________
Frankfurt 28.10.10

[Seller 9] Hans Winkelmann

[PLACE], Frankfurt 28.10.10

[Seller 10] Marion Buchwald

[PLACE], Frankfurt 28.10.10

[Seller 11] Michael Winkelmann

[PLACE], Frankfurt 28.10.10

[Seller 12] Stefan Schröder

[PLACE], Frankfurt 28.10.10

[Seller 13] Tim Frerk

[PLACE], Frankfurt 28.10.10

[Seller 14] Dr. Silke Lankiewicz

Frankfurt, 28.10.2010

Seller 15 OncoVista Innovative Therapies Inc.

Acknowledged and agreed:

[PLACE], Frankfurt Main 28. Okt 2010

[Escrow Agent]

Lena _ **EXHIBIT I.1 (2) Transaction Fee Schedule**

The Agent shall effect the following payments out of the received First Purchase Price:

[Payments on behalf of Sellers:]

HealthPro BioVentures	US$: 52.200 Retainer
HealthPro BioVentures	US$: 1.000 Expenses
HealthPro BioVentures	US$: 500.000 Transaction Fee
Legal Fees to Heisse Kursawe Eversheds, invoices sent to OncoVista	
- Invoice 2010006054	€ 33.205
- Invoice 2010005801	€ 23.096
- estimated invoices October	€ 80.000
Payment Agent Taylor Wessing	€ 20.000
Tax advisory Böhret Lindstedt to OncoVista	
- invoice 17610-542 as of October 27, 2010	€ 6.843,75
Acknowledgement OncoVista to Oliver Keilhack	€ 20.000

Payments on behalf of AdnaGen (as contribution to AdnaGen's capital reserves):

1. Full repayment of Biomarkers loan: US$ 219.883,-

2. Tax advisory Böhret Lindstedt:
   - invoice 17540-37 as of August 27, 2010 (booked in AdnaGen, incl. VAT): € 1.785
   - invoice 17540-38 as of August 27, 2010 (booked in AdnaGen, incl. VAT): € 1.785

3. Timm Diestel fees: EUR 266,000. Amount (or a portion thereof) to be paid by Agent upon receipt of the agreed invoices or the settlement agreement and the instruction of AdnaGen AG and its Board of Directors' decision in written form – until then to be kept in escrow.
   The remaining portion of (the escrow amount (after settlement with Mr. Diestel as per the above) shall be released for payment to the Sellers upon instruction of AdnaGen AG and its Board of Directors' decision in written form.
   Purchaser shall have no liability with regards to any fees claimed by Timm Diestel for work or services performed prior to Closing.

Project Lena: Exhibit R4

Number	Stockholder	Number of stocks / %	Number of Stock Certificate
1.	OncoVista Inc.	39,006 / 78,01 %	Nr. XVI - 001
2.	tbg (KfW Mittelstandsbank) ("tbg")	5,880 / 11,76 %	Nr. XVI - 002
3.	Rose Nominess Ltd	700/1,4 %	Nr. XV - 002
4.	Stefan Schröder	595 / 1,19 %	Nr. XV - 003
5.	Rob Cawthorne	146 / 0,29 %	Nr. XVI - 004
6.	Felicitas Beteiligungsgesellschaft Hannover mbH (formerly; Biomed)	3,022 / 6,04 %	Nr. XVI - 003

Project Lena: Exhibit R4_27 July 2010

1

7.	Marion Buchwald	297 / 0,59 %	Nr. XV - 004
8.	Hans Winkelmann	87 / 0,17 %	Nr. XV - 005
9.	Tim Freise	82 / 0,16 %	Nr. XV - 006
10.	Michael Winkelmann	60 / 0,12 %	Nr. XV - 007
11.	Hans-Peter Winkelmann	60 / 0,12 %	Nr. XV - 008
12.	Axel Deuring	29 / 0,05 %	Nr. XV - 009
13.	Dr. Eckart Schnakenberg	29 / 0,05 %	Nr. XV - 010
14.	Dr. Silke Lankiewicz	7 / 0,014 %	Nr. XV - 011

2

Project Lena: Exhibit R4_27 July 2010

Lena: Exhibit R 5: Stocks Register and stocks certificates

[illegible]	XV-0009	29	AXEL DEURING, WEDEMARK
[illegible]	XV-0010	29	DR. ECKART SCHMALLENBERG, Achim
[illegible]	XV-0011	7	DR. SILKE LANKIEWICZ, Düsseldorf
[illegible]	XVI-0001	39.006	Oncovista Inc., San Antonio, TX USA
12.03.10	XVI-0002	5880	tbg – Technologie – Beteiligungs-Gesellschaft mbH, BONN
[illegible]4 [illegible]	XVI-0003	3022	FELICITAS Beteiligungsgesellschaft Hannover mbH, Hannover c/o Sparkasse Hannover, Aegidientorpl. 1, 30159 H.
16.02.10	XVI-0004	146	BOB CAWTHORNE, 168 Swineheart Road, Coatesville PA 19320, USA
[illegible].10.10	XVI-005	29	AXEL DEURING, WEDEMARK
[illegible].10.10	XVI-006	29	Dr. ECKHART SCHMALLENBERG, ACHIM

2

Erstellungsdatum	Übergabedatum	Eingang Quittung	Karte ungültig	Bemerkung
29.01.10	08.02.10	persönlich 08.2.10	22.10.10	verloren
29.01.10	08.02.10		22.10.10	verloren / ungültig
28.01.10	08.02.10			
08.02.10	08.02.10			
08.02.10	08.02.10	12.03.10		
08.02.10	08.02.10	08.04.10		
08.02.10	08.02.10	26.02.10		
22.10.10	22.10.10	22.10.10		Ersatz für XV-200[illegible]
22.10.10	22.10.10	22.10.10		Ersatz für XV-0[illegible]

AdnaGen Aktiengesellschaft

Langenhagen

Nr. XVI– 0001

NAMENS-AKTIE

über

Neununddreißigtausend-undsechs Stück

OncoVista Inc., San Antonio, USA

ist mit dieser Sammelurkunde über 39.006 Stückaktien an der AdnaGen Aktiengesellschaft in Langenhagen mit einem anteiligen Betrag am Grundkapital nach Maßgabe ihrer Satzung als Aktionär beteiligt. Die Aktien können nur mit Zustimmung der Gesellschaft auf einen anderen Inhaber übertragen werden (§ 6 der Satzung).

Langenhagen, Januar 2010
AdnaGen Aktiengesellschaft

AdnaGen

Vorsitzender des Aufsichtsrats

Vorstand

Kontroll-unterschrift

Für: OncoVista Inc.
San Antonio, USA

An: Alere Holdings Bermuda Ltd.
22, Victoria Street
Hamilton HM 12
Bermuda

Frankfurt den 28.I.2010

Oliver Keilhack

Oliver Keilhack
consultant on PoA

AdnaGen Aktiengesellschaft

Langenhagen

Nr. XVI– 0002

NAMENS-AKTIE

über

Fünftausendachthundert-undachtzig Stück

tbg - Technologie-Beteiligungs-Gesellschaft mbH, Bonn

ist mit dieser Sammelurkunde über 5.880 Stückaktien an der AdnaGen Aktiengesellschaft in Langenhagen mit einem anteiligen Betrag am Grundkapital nach Maßgabe ihrer Satzung als Aktionär beteiligt. Die Aktien können nur mit Zustimmung der Gesellschaft auf einen anderen Inhaber übertragen werden (§ 6 der Satzung).

Langenhagen, Januar 2010
AdnaGen Aktiengesellschaft

AdnaGen

Vorsitzender des Aufsichtsrats

Vorstand

Kontroll-unterschrift

Indossament

From: tbg Technologie-Beteiligungs-Gesellschaft mbH
Ludwig-Erhard Platz 1-3
53179 Bonn

Frankfurt, den 28. Oktober 2010

tbg Technologie-Beteiligungs-Gesellschaft mbH

ppa. [signature] i.V. [signature]

ppa. Böttcher i.V. Wendt

AdnaGen Aktiengesellschaft

Langenhagen

Nr. XVI– 0003

NAMENS-AKTIE

über

Dreitausendzweiundzwanzig Stück

FELICITAS Beteiligungsgesellschaft Hannover mbH, Hannover

ist mit dieser Sammelurkunde über 3.022 Stückaktien an der AdnaGen Aktiengesellschaft in Langenhagen mit einem anteiligen Betrag am Grundkapital nach Maßgabe ihrer Satzung als Aktionär beteiligt. Die Aktien können nur mit Zustimmung der Gesellschaft auf einen anderen Inhaber übertragen werden (§ 6 der Satzung).

Langenhagen, Januar 2010
AdnaGen Aktiengesellschaft

AdnaGen

Vorsitzender des Aufsichtsrats

Alexander L. Weis

Vorstand

Kontroll-unterschrift

Indossament

Für / For: FELICITAS Beteiligungsgesellschaft Hannover mbH
c/o Sparkasse Hannover
Aegidientorplatz 1
30159 Hannover

Hannover, 28.10.2010

FELICITAS Beteiligungsgesellschaft Hannover mbH
c/o Sparkasse Hannover
Aegidientorplatz 1
30159 Hannover

AdnaGen Aktiengesellschaft

Langenhagen

Nr. XV – 0002

NAMENS-AKTIE

über

Siebenhundert Stück

Rose Nominees Ltd., a/c 21095, Guernsey

ist mit dieser Sammelurkunde über 700 Stückaktien an der AdnaGen Aktiengesellschaft in Langenhagen mit einem anteiligen Betrag am Grundkapital nach Maßgabe ihrer Satzung als Aktionär beteiligt. Die Aktien können nur mit Zustimmung der Gesellschaft auf einen anderen Inhaber übertragen werden (§ 6 der Satzung).

Langenhagen, Januar 2010
AdnaGen Aktiengesellschaft

AdnaGen

Vorsitzender des Aufsichtsrats

Alexander L. Weis
Vorstand

Kontroll-
unterschrift

FOR:

ROSE NOMINEES LIMITED A/C 21095
P.O. BOX 25,
REGENCY COURT
GLATEGNY ESPLANADE
ST. PETER PORT
GUERNSEY, GY1 3AP

GUERNSEY 26TH OCT 2010

For and on behalf of
ROSE NOMINEES LIMITED

[signature]

AUTHORISED SIGNATORY

AdnaGen Aktiengesellschaft

Langenhagen

Nr. XV – 0004

NAMENS-AKTIE

über

Zweihundertsiebenundneunzig Stück

Frau Marion Buchwald, Kaarst

ist mit dieser Sammelurkunde über 297 Stückaktien an der AdnaGen Aktiengesellschaft in Langenhagen mit einem anteiligen Betrag am Grundkapital nach Maßgabe ihrer Satzung als Aktionär beteiligt. Die Aktien können nur mit Zustimmung der Gesellschaft auf einen anderen Inhaber übertragen werden (§ 6 der Satzung).

Langenhagen, Januar 2010
AdnaGen Aktiengesellschaft

AdnaGen

Vorsitzender des Aufsichtsrats

Vorstand

Kontroll-
unterschrift

Indossament

Für : Marion Buchwald
Effertzfeld 8
D-41564 Kaarst

Kaarst, den 21. Oktober 2010

Marion Buchwald

AdnaGen Aktiengesellschaft

Langenhagen

Nr. XVI – 005

NAMENS-AKTIE

über

Neunundzwanzig Stück

Herr Axel Deuring, Wedemark

ist mit dieser Sammelurkunde über 29 Stückaktien an der AdnaGen Aktiengesellschaft in Langenhagen mit einem anteiligen Betrag am Grundkapital nach Maßgabe ihrer Satzung als Aktionär beteiligt. Die Aktien können nur mit Zustimmung der Gesellschaft auf einen anderen Inhaber übertragen werden (§ 6 der Satzung).

Langenhagen, Januar 2010
AdnaGen Aktiengesellschaft

AdnaGen

Vorsitzender des Aufsichtsrats

Vorstand

Kontroll-unterschrift

Für: Axel Deuring
Buchenweg 6A
30900 Wedemark

An: Alere Holdings Bermuda Limited
22 Victoria Street, Hamilton H.M 12

Bermuda , den

Wedemark, 22.10.2010

Axel Deuring
Buchenweg 6A
30900 Wedemark

AdnaGen AG
Ostpassage 7
30853 Langenhagen

Sehr geehrte Damen und Herren,

ich möchte an der geplanten Verkaufsmaßnahme an die Alere Holdings Bermuda Ltd. in vollem Umfang und bei allen Runden teilnehmen.

Leider ist meine Aktie Nr. XV-0009 vom 08.02.2010 über 29 Anteile der Adnagen AG nicht mehr auffindbar. Zusammen mit der AdnaGen AG werde ich so schnell als möglich dafür sorgen, dass sie gerichtlich als gelöscht erklärt wird, damit eine Neuausstellung erfolgen kann. Sobald die neue Aktie ausgestellt ist, werde ich die nötige Indossierung vornehmen.

Insbesondere bitte ich darum, auch schon an der ersten Verkaufsrunde an die Alere Holdings Bermuda Ltd. teilzunehmen. Die Vollmacht für die Zustimmung zur Verkaufsmaßnahme habe ich an Herrn Dr. Siegfried Hauch erteilt.

Wedemark, 22.10.2010

....
Axel Deuring

AdnaGen Aktiengesellschaft

Langenhagen

Nr. XV – 0011

NAMENS-AKTIE

über

Sieben Stück

Frau Dr. Silke Lankiewicz, Düsseldorf

ist mit dieser Sammelurkunde über 7 Stückaktien an der AdnaGen Aktiengesellschaft in Langenhagen mit einem anteiligen Betrag am Grundkapital nach Maßgabe ihrer Satzung als Aktionär beteiligt. Die Aktien können nur mit Zustimmung der Gesellschaft auf einen anderen Inhaber übertragen werden (§ 6 der Satzung).

Langenhagen, Januar 2010
AdnaGen Aktiengesellschaft

AdnaGen

Vorsitzender des Aufsichtsrats

Vorstand

Kontroll-unterschrift

Für : Dr. Silke Lankiewicz
An der Garather Motte 23
D-40595 Düsseldorf
Deutschland

Düsseldorf, den 25.10.2010

Silke Lankiewicz

AdnaGen Aktiengesellschaft

Langenhagen

Nr. XVI – 006

NAMENS-AKTIE

über

Neunundzwanzig Stück

Herr Dr. Eckart Schnakenberg, Achim

ist mit dieser Sammelurkunde über 29 Stückaktien an der AdnaGen Aktiengesellschaft in Langenhagen mit einem anteiligen Betrag am Grundkapital nach Maßgabe ihrer Satzung als Aktionär beteiligt. Die Aktien können nur mit Zustimmung der Gesellschaft auf einen anderen Inhaber übertragen werden (§ 6 der Satzung).

Langenhagen, Januar 2010
AdnaGen Aktiengesellschaft

AdnaGen

Vorsitzender des Aufsichtsrats

Vorstand

Kontroll-unterschrift

Für: Eckart Schnakenberg
Uesener Weserstr. 4 B
28832 Achim

An: Alere Holdings Bermuda Ltd.
22 Victoria Street, Hamilton HM 12

Bermuda , den

Langenhagen, den 22.10.2010
Eckart Schnakenberg

AdnaGen Aktiengesellschaft

Langenhagen

Nr. XV – 0003

NAMENS-AKTIE

über

Fünfhundertfünfundneunzig Stück

Herr Stefan Schröder, Hannover

ist mit dieser Sammelurkunde über 595 Stückaktien an der AdnaGen Aktiengesellschaft in Langenhagen mit einem anteiligen Betrag am Grundkapital nach Maßgabe ihrer Satzung als Aktionär beteiligt. Die Aktien können nur mit Zustimmung der Gesellschaft auf einen anderen Inhaber übertragen werden (§ 6 der Satzung).

Langenhagen, Januar 2010
AdnaGen Aktiengesellschaft

AdnaGen

Vorsitzender des Aufsichtsrats

Alexander L. Weis

Vorstand

Kontroll-
unterschrift

Indossament

Für: Stefan Schuster, [illegible]
[illegible]

[illegible]: [illegible] Bermuda Ltd
Canon's Court
22 Victoria Street, Hamilton HM12
Bermuda

Hannover, den [illegible]

Stefan Schuster

AdnaGen Aktiengesellschaft

Langenhagen

Nr. XV – 0008

NAMENS-AKTIE

über

Sechzig Stück

Herr Hans-Peter Winkelmann, Buchholz

ist mit dieser Sammelurkunde über 60 Stückaktien an der AdnaGen Aktiengesellschaft in Langenhagen mit einem anteiligen Betrag am Grundkapital nach Maßgabe ihrer Satzung als Aktionär beteiligt. Die Aktien können nur mit Zustimmung der Gesellschaft auf einen anderen Inhaber übertragen werden (§ 6 der Satzung).

Langenhagen, Januar 2010
AdnaGen Aktiengesellschaft

AdnaGen

Vorsitzender des Aufsichtsrats

Vorstand

Kontroll-
unterschrift

Indossament

Für: Hans-Peter Winkelmann
Tostedter Weg 11
21244 Buchholz

An: Aleeve Holdings Bermuda Limited Canon's Court,
22 Victoria Street, Hamilton HM 12,
Bermuda , den

AdnaGen Aktiengesellschaft

Langenhagen

Nr. XV – 0006

NAMENS-AKTIE

über

Zweiundachtzig Stück

Herr Tim Freise, Frankfurt am Main

ist mit dieser Sammelurkunde über 82 Stückaktien an der AdnaGen Aktiengesellschaft in Langenhagen mit einem anteiligen Betrag am Grundkapital nach Maßgabe ihrer Satzung als Aktionär beteiligt. Die Aktien können nur mit Zustimmung der Gesellschaft auf einen anderen Inhaber übertragen werden (§ 6 der Satzung).

Langenhagen, Januar 2010
AdnaGen Aktiengesellschaft

AdnaGen

Vorsitzender des Aufsichtsrats

Vorstand

Kontroll-
unterschrift

Für: Tim Freise
Gartenstraße 107
60596 Frankfurt
Germany

An: Alere Holdings Bermuda Ltd.
Canon's Court
22 Victoria Street
Hamilton HM 12
Bermuda

21.10.2010

AdnaGen Aktiengesellschaft

Langenhagen

Nr. XV – 0005

NAMENS-AKTIE

über

siebenundachtzig Stück

Herr Hans Winkelmann, Neustadt a. Rbge.

ist mit dieser Sammelurkunde über 87 Stückaktien an der AdnaGen Aktiengesellschaft in Langenhagen mit einem anteiligen Betrag am Grundkapital nach Maßgabe ihrer Satzung als Aktionär beteiligt. Die Aktien können nur mit Zustimmung der Gesellschaft auf einen anderen Inhaber übertragen werden (§ 6 der Satzung).

Langenhagen, Januar 2010
AdnaGen Aktiengesellschaft

AdnaGen

Vorsitzender des Aufsichtsrats

Alexander L. Weis

Vorstand

Kontroll-
unterschrift

Für: Hans Winkelmann
Am Anger 14
D-31535 Neustadt

An: Alete Holdings Bermuda Limited Canon's Court,
22 Victoria Street, Hamilton HM 12,
Bermuda , den

H. Winkelmann

AdnaGen Aktiengesellschaft

Langenhagen

Nr. XV – 0007

NAMENS-AKTIE

über

Sechzig Stück

Herr Michael Winkelmann, Neustadt a.Rbge.

ist mit dieser Sammelurkunde über 60 Stückaktien an der AdnaGen Aktiengesellschaft in Langenhagen mit einem anteiligen Betrag am Grundkapital nach Maßgabe ihrer Satzung als Aktionär beteiligt. Die Aktien können nur mit Zustimmung der Gesellschaft auf einen anderen Inhaber übertragen werden (§ 6 der Satzung).

Langenhagen, Januar 2010
AdnaGen Aktiengesellschaft

AdnaGen

Vorsitzender des Aufsichtsrats

Vorstand

Kontroll-
unterschrift

Für: Michael Winkelmann
Hagenerstr. 52e
D-31535 Neustadt

Bermuda , den

M. Wink

AdnaGen Aktiengesellschaft

Langenhagen

Nr. XVI– 0004

NAMENS-AKTIE

über

Einhundertsechsundvierzig Stück

Rob Cawthorne, Coatesville, USA

ist mit dieser Sammelurkunde über 146 Stückaktien an der AdnaGen Aktiengesellschaft in Langenhagen mit einem anteiligen Betrag am Grundkapital nach Maßgabe ihrer Satzung als Aktionär beteiligt. Die Aktien können nur mit Zustimmung der Gesellschaft auf einen anderen Inhaber übertragen werden (§ 6 der Satzung).

Langenhagen, Januar 2010
AdnaGen Aktiengesellschaft

AdnaGen

Vorsitzender des Aufsichtsrats

Vorstand

Kontroll-
unterschrift

FROM: ROBERT E. CAWTHORN

2010, 2 NOVEMBER

R E Cawthorn
____

Exhibit to Stock Purchase Agreement - Alere & AdnaGen

Exhibit R7

as of: 06.10.10

No	Financing	type	Signing Date	total amount	curr enc y	(i) the relevant amounts outstanding (including accrued interest) in €	in	(ii) the term of the Financing,	(iii) the maturity dates for repayment, if any	(iv) all profit participation or profit depending arrangements,	(v) the limitations applying to the utilization (including sale and licensing) of assets and/or the disposition of stocks and/or the move of the business, if any. **AFTER DISTRIBUTION OF FIRST PURCHASE PRICE BY AGENT**	Status
1	OncoVista	Loan	24.08.07	50.000	€			unlimited		none	none - OncoVista may ask for security	restructured
no loar	OncoVista (2)	paid development TPI 287	01.11.06	220.000	US$			none			OncoVista owns exclusive worldwide license to TPI 287	
1	OncoVista (3)	takeover of Sparkasse (3) I	15.10.08	0	€			unlimited			none - OncoVista may ask for security	
1	OncoVista (4)	promissionary note	07.09.05	500.000	€			31.12.06		none	none	
1	**OncoVista Loan history**											
	-> OncoVista waives loan within Restructuring Agr			**572.002**		**0**	**€**	**restructured**	**none**	**none**	**none**	
2	mbg	Silent Investment	24.06.03	500.000	€			30.06.08	open	50% of profit, max	none	
2	**-> mbg freezes loan and interest within Restructu**			**672.557**		0	**€**	**restructured**	**none**	**none**	**none**	settlement agreement
3	tbg	Silent Investment	22.08.01	1.000.000	€		€	31.12.11	restructured	12% of profit	none	
3	tbg (3)	Silent Investment	07.02.00	1.500.000	€		€	31.12.11	restructured	12% of profit		
3	tbg (2)		09.03.06	240.000	€		€					
3	**-> tbg waives loan and interest within Restructuri**			**2.740.000**		**0**	**€**	**restructured**	**none**	**none**	**none**	settlement agreement
4	Biomarkers	Loan	August 2009	US$ 300.000	US$	175.907	€	until financing	open	none	AdnaTest Breast Cancer incl. patents	
4	**-> Biomarkers is repaid from proceeds, thereby th**			**175.907**		**0**		**repaid from proceeds**		**none**	**none**	to be covered by payment a
5	BioMEd (1)	Loan	31.05.01	500.000	DM		€	31.08.08	31.08.08	none	none	
5	BioMed (2)	Loan	03.12.01					BioMed (1) prolonged to unli		none	none	
5	BioMed (3)	Loan	16.12.02	230.000	€		€	no limit	no limit	none	none	
5	BioMed (4)	Loan	28.01.03	200.000	€		€	no limit	no limit	none	none	
5	BioMed (5)	Loan	31.05.05	100.000	€		€	no limit	no limit	none	none	
5	BioMed (6)	Loan	14.07.05	50.000	€		€	no limit	no limit	none	none	
5	**-> Biomed / Felicitas waives loan and interest witl**			**1.407.784**		**0**		**restructured**	**none**	**none**	**none**	settlement agreement
6	Sparkasse (1)	Loan	01.12.03	515.000	€	515.000	€	30.03.04	no limit	none		
6	Sparkasse (2)	Loan	17.05.05	prolongation of Sparkasse (1) plus accrued inter				30.03.2005 to	no limit	none		
6	Sparkasse (3)	Loan	01.04.04	€ 615.510 prolongation of Sparkasse (1) p			€	30.03.2006 to	no limit	none		
6	Sparkasse (4)	loan reduction	25.03.08	€ 128.750 reduction and sale to OncoVista			€	no limit	no limit	none		
6	Sparkasse (5)	loan reduction	02.04.08	- € 128.750 transfer to OncoVista			€					
6	**Sparkasse Loan history 2003 - 2008**					**0**	**€**	**cancelled**	**none**	**none**	**none**	**set to 0**
7	Rob Cawthorn	Loan	26.05.05	50.000	€	67.800	€	no limit, termi	no limit	none	none	
	-> Rob Cawthorn waives loan and interest within Restructuring Agre					**0**	**€**	**restructured**	**none**	**none**	**none**	settlement agreement

Summary:

- 4 Biomarkers shall be paid out from the proceeds via the payment agent -> all liens on IP freed
- 1, 2, 3, 5, 7 all loans are part of the resturcturing agreements and are completely off the balance sheet with the settlement agreement -> no repayment obligations anymore
- Sparkasse Loan has been restrucutred in 2008 already

-> AdnaGen: no repayment obligations anymore, no more liens on assets for grants, refer to extra sheet

Listing of grants

Description	Duration	Key conditions	Fulfillment / Non-fulfillment	Reclaims	Repayment obligations	IP entitlements	Publishing requirements	Limitations
BMBF: „Entwicklung von neuen nicht-invasiven Methoden für die molekulargenetische Pränataldiagnostik sowohl als Labordienstleistung als auch als Testkit"	Mai 2000 - Juni 2002	642.750 €	fulfilled	no	no	no	no	no
Lower Saxony: „Entwicklung und Etablierung eines neuen Testsystems/Testkits zur Früherkennung metastasierender Tumorerkrankungen aus peripherem Patientenblut	25.05.2000 -31.12.2004	1.105.000 €	fulfilled	no	no	no	no	no
AiF (Jülich)	December 2001 -December 2003	110.000 €	fulfilled	no	no	no	no	no
FP6 EU: MASCOT "Integrated microsystem for the magnetic isolation and analysis of single circulating tumor cells for oncology diagnostics and therapy follow-up"	01.01.2006 - 31.03.2009	361.000 €	fulfilled	no	no	not affecting AdnaGen IP; shared rights in MASCOT results	yes	no
BMBF: Verbundprojekt "Entwicklung eines Nachweisverfahrens zur Bestimmung zirkulierender Tumorzellen bei Indikation Mammakarzinom und erstmalige Erprobung des Test-Prototyps in einer Therapie-Monitoring-Studie mit Patientinnen mit metastasierendem Mammakarzinom	26.08.2009 -28.02.2010	145.116 €	cancelled	no	no	no	no	no
Lower Saxony: ZIM "Entwicklung eines Diagnostischen Tests zum Nachweis zirkulierender Tumorzellen im Blut von Melanompatienten"	01.04.2010 - 30.09.2011	89.000 €	ongoing	no	no	no	no	no
FP7 EU: MIRACLE "Magnetic Isolation and moleculaR Analysis of single CircuLating and disseminated tumour cElls on chip"	01.09.2010 - 31.08.2014	283.000 €	ongoing	no	no	no	yes	no

tbg/MBG subsidies: in the current folder the original contracts are provided as well as the agreement after restructuring in 2009. There is non of the outlined details applying.

Nr. 1366 der Urkundenrolle Jahrgang 2010

Geschehen zu Langenhagen
am 23. September 2010

Protokoll

über die Verhandlung und Beschlüsse
der ordentlichen Hauptversammlung
der AdnaGen AG
mit Sitz in Langenhagen

Auf Ersuchen des Vorstands der AdnaGen AG mit dem Sitz in Langenhagen begab sich der Unterzeichnende

Notar Dr. Ulrich Haupt

mit dem Amtssitz zu Hannover

am 23. September 2010

in das Verwaltungsgebäude der AdnaGen AG, Ostpassage 7, 30853 Langenhagen,

um die Verhandlung und Beschlüsse der für heute um 15.00 Uhr einberufenen ordentlichen Hauptversammlung zu beurkunden.

Der Notar traf dort an:

1. vom Aufsichtsrat der Gesellschaft:

   niemanden,

2. vom Vorstand der Gesellschaft

   Herrn Dr. Alexander L. Weis, San Antonio/USA

3. die in der diesem Protokoll in Kopie als **Anlage 1** beigefügten Teilnehmerverzeichnis, aus dem hervorgeht, dass sämtliche Aktien vertreten waren, verzeichneten Aktionäre und Vertreter von Aktionären.

Sämtliche Vollmachten lagen vor und wurden ebenso wie das Original des Teilnehmerverzeichnisses zu den Unterlagen der Gesellschaft genommen. Die in der Anwesenheitsliste aufgeführten Aktionäre wurden mit dem Aktienbuch abgeglichen, das im Original vorlag. Der später gewählte Versammlungsleiter und der Notar stellten über-

/..

- 2 -

einstimmend fest, dass die Aktionäre vollständig mit der angegebenen Stimmzahl, die der Anzahl der Aktien entspricht, entsprechend dem Aktienbuch aufgelistet waren.

Die Frage nach einer Vorbefassung gemäß § 3 Abs. 1 Nr. 7 BeurkG wurde von dem Vorstand der Gesellschaft verneint.

Herr Dr. Alexander Weis eröffnete die Hauptversammlung um 15.23 Uhr mit Zustimmung aller Aktionäre und Aktionärsvertreter. Er verwies auf das bereits fertiggestellte Teilnehmerverzeichnis und stellte fest, dass sämtliche Aktionäre anwesend bzw. vertreten seien. Da kein Aufsichtsratsmitglied anwesend sei, müsse die Hauptversammlung den Versammlungsleiter wählen.

Mit Zustimmung aller Aktionäre bzw. Aktionärsvertreter legte Herr Dr. Weis fest, dass durch Handaufheben im Additionsverfahren gewählt werden solle. Herr Dr. Weis schlug vor, Herrn Oliver Keilhack zum Versammlungsleiter zu wählen. Weitere Vorschläge wurden nicht unterbreitet. Eine Aussprache wurde nicht gewünscht. Herr Dr. Weis ließ sodann abstimmen. Die Hauptversammlung beschloss sodann einstimmig ohne Gegenstimmen und ohne Enthaltungen, also mit 50.000 Stimmen, Herrn Oliver Keilhack für die Hauptversammlung zum Versammlungsleiter zu wählen. Herr Dr. Weis verkündete diese Beschlussfassung und stellte sie fest.

Herr Keilhack nahm die Wahl zum Versammlungsleiter – im Folgen auch „Vorsitzender" genannt - an. Sodann begrüßte er die Anwesenden und stellte fest, dass die Hauptversammlung durch Schreiben vom 17.09.2010 an sämtliche Aktionäre unter Bekanntgabe der Tagesordnung einberufen wurde. Eine Kopie des Einladungsschreibens, aus der sich die Tagesordnung ergibt, ist als **Anlage 2** beigefügt.

Der Vorsitzende legte das von ihm unterzeichnete Verzeichnis der erschienenen Aktionäre bzw. der Aktionärsvertreter unter Angabe ihres Namens sowie des Betrages der von ihnen vertretenen Stimmen, das dieser Niederschrift als **Anlage 1** beigefügt ist, zur Einsicht aus und stellte im Einverständnis mit allen anwesenden Aktionären bzw. Aktionärsvertretern fest, dass das gesamte Grundkapital der Gesellschaft in Höhe von EUR 50.000 vertreten war.

Der Vorsitzende teilte mit, dass die Hauptversammlung, da alle Aktionäre anwesend bzw. vertreten seien, als Vollversammlung durchgeführt werden könne. Dem stimmten sämtliche Aktionäre bzw. Aktionärsvertreter ausdrücklich zu und verzichteten auf Vorschlag des Vorsitzenden auf sämtliche Formen und Fristen der Einberufung und Durchführung der ordentlichen Hauptversammlung, und erklärten, eine Globalversammlung abhalten zu wollen.

Der Vorsitzende stellte sodann fest, dass die Hauptversammlung somit Beschlüsse ohne Einhaltung der gesetzlichen oder satzungsmäßigen Bestimmungen über die Einhaltung aller Form- und Fristvorschriften der Einberufung und Durchführung einer Hauptversammlung fassen könne, solange alle Aktionäre bzw. Aktionärsvertreter anwesend bzw. vertreten seien und keine Aktionäre bzw. Aktionärsvertreter der Be-

- 3 -

schlussfassung widerspreche. Widerspruch gegen diese Feststellung wurde auf Nachfrage des Vorsitzenden nicht erhoben.

Zur Tagesordnung wurde von dem Vorsitzenden mit Einverständnis der Versammlung für die Beschlussfassung Abstimmung durch Handaufheben festgesetzt. Es sollte abgestimmt werden im Additionsverfahren.

Die Hauptversammlung trat daraufhin in die Behandlung der Tagesordnung ein, die der Vorsitzende wie folgt bekannt gab:

Tagesordnung

1. **Vorlage des festgestellten Jahresabschlusses der AdnaGen AG für das Geschäftsjahr 2009, des Lageberichts und des Berichts des Aufsichtsrats für das Geschäftsjahr 2009**

2. **Entlastung der Mitglieder des Vorstands**

3. **Entlastung der Mitglieder des Aufsichtsrats**

4. **Neuwahl des Aufsichtsrats**

5. **Zustimmung zur Restrukturierungsvereinbarung vom 22. März 2009 in der Fassung des Addendums vom Dezember 2009 und des Addendums vom Mai/Juni 2010**

6. **Zustimmung zur Übertragung der stillen Beteiligung der Mittelständische Beteiligungsgesellschaft Niedersachsen (MBG) mbH an der AdnaGen AG unter der Bedingung des Verkaufs von mindestens 97,5% der Aktien der AdnaGen AG**

Der Vorsitzende stellte nach entsprechender Nachfrage fest, dass kein Aktionär bzw. Aktionärsvertreter der Beschlussfassung zu den genannten Tagesordnungspunkten widersprochen habe.

Der Vorsitzende handelte die Tagesordnung sodann wie folgt ab:

TOP 1: Vorlage des festgestellten Jahresabschlusses der AdnaGen AG für das Geschäftsjahr 2009, des Lageberichts und des Berichts des Aufsichtsrats für das Geschäftsjahr 2009

Der Vorsitzende wies darauf hin, dass der Jahresabschluss für das Geschäftsjahr 2009 vom Aufsichtsrat gebilligt und der Jahresabschluss damit festgestellt worden sei.

Der festgestellte Jahresabschluss, der Lagebericht und der Bericht des Aufsichtsrats lagen der Versammlung vor.

- 4 -

Auf Verlesung der Vorlagen und deren Erläuterung wurde verzichtet.

Fragen wurden von Aktionärsseite nicht gestellt.

TOP 2: Entlastung der Mitglieder des Vorstands

Der Vorsitzende gab den Vorschlag von Vorstand und Aufsichtsrat bekannt, den Mitgliedern des Vorstands für das Geschäftsjahr 2009 Entlastung zu erteilen.

Der Vorsitzende wies darauf hin, dass sich die Vorstandsmitglieder grundsätzlich mit ihren Aktien weder für sich noch für einen anderen noch durch einen anderen an der Abstimmung über ihre eigene Entlastung beteiligen dürften, § 136 Abs. 1 AktG. Ein Stimmrechtsausschluss für die von Herrn Dr. Weis vertretenen 39.006 Aktien wurde festgestellt und beachtet.

Der Vorsitzende wies weiter darauf hin, dass zur Annahme des Vorschlags von Vorstand und Aufsichtsrat die Mehrheit der abgegebenen Stimmen erforderlich sei.

Es wurde bei eingeschränkter Präsenz von 10.994 Stimmen nach dem vom Vorsitzenden eingangs bestimmten Verfahren abgestimmt.

Entsprechend dem Beschlussvorschlag der Verwaltung wurde ohne Gegenstimmen und Enthaltungen mit allen stimmberechtigten 10.994 Stimmen beschlossen:

Den Mitgliedern des Vorstandes wird für das Geschäftsjahr 2009 Entlastung erteilt.

Der Vorsitzende stellte fest und verkündete, dass damit der vorstehend wiedergegebene Beschluss mit den vorstehend wiedergegebenen Stimmen entsprechend dem Beschlussvorschlag von Vorstand und Aufsichtsrat mit der erforderlichen Mehrheit gefasst worden sei, nämlich mit der Mehrheit der abgegebenen Stimmen.

TOP 3: Entlastung der Mitglieder des Aufsichtsrats

Der Vorsitzende gab den Vorschlag von Vorstand und Aufsichtsrat bekannt, den Mitgliedern des Aufsichtsrats für das Geschäftsjahr 2009 Entlastung zu erteilen.

Der Vorsitzende wies darauf hin, dass sich die Aufsichtsratsmitglieder mit ihren Aktien weder für sich noch für einen anderen noch durch einen anderen an der Abstimmung über ihre eigene Entlastung beteiligen dürften, § 136 Abs. 1 AktG. Ein Stimmrechtsausschluss bestand jedoch nicht.

- 5 -

Der Vorsitzende wies weiter darauf hin, dass zur Annahme des Vorschlags von Vorstand und Aufsichtsrat die Mehrheit der abgegebenen Stimmen erforderlich sei.

Es wurde bei wieder vollständiger Präsenz von 50.000 Stimmen nach dem vom Vorsitzenden eingangs bestimmten Verfahren abgestimmt.

Entsprechend dem Beschlussvorschlag der Verwaltung wurde bei 297 Gegenstimmen und 595 Enthaltungen mit allen übrigen stimmberechtigten 49.108 Stimmen beschlossen:

Den Mitgliedern des Aufsichtsrats wird für das Geschäftsjahr 2009 Entlastung erteilt.

Der Vorsitzende stellte fest und verkündete, dass damit der vorstehend wiedergegebene Beschluss mit den vorstehend wiedergegebenen Stimmen entsprechend dem Beschlussvorschlag von Vorstand und Aufsichtsrat mit der erforderlichen Mehrheit gefasst worden sei, nämlich mit der Mehrheit der abgegebenen Stimmen.

TOP 4: Neuwahl des Aufsichtsrats

Der Vorsitzende erläuterte, dass die Amtstätigkeit der bisherigen Aufsichtsratsmitglieder geendet habe. Es seien daher Neuwahlen vorzunehmen. Der Vorsitzende gab den Vorschlag des Aufsichtsrats bekannt, folgende Personen für die Zeit bis zur Beendigung der Hauptversammlung, die über die Entlastung für das Geschäftsjahr 2010 beschließt, zu Mitgliedern des Aufsichtsrats der Gesellschaft zu wählen:

- Herrn Dr. Siegfried Hauch,
  angestellter Marketing-Manager und Wissenschaftlicher Leiter bei der AdnaGen AG,
  wohnhaft in Coppenbrügge,
- Herrn Oliver Kellhack,
  selbständiger Diplom-Kaufmann,
  wohnhaft in München, und
- Herrn Dr. Eckart Schnakenberg,
  selbständiger Diplom-Biologe,
  wohnhaft in Achim.

Der Vorsitzende wies darauf hin, dass der Aufsichtsrat der Gesellschaft sich gemäß §§ 95 Satz 1, 96 Abs. 1, 101 Abs. 1 AktG i.V.m. § 10 Abs. 1 der Satzung der Gesellschaft aus drei Mitgliedern zusammensetze, die sämtlich von der Hauptversammlung zu wählen seien. Die Hauptversammlung sei an die Wahlvorschläge nicht gebunden. Aktionäre, die mit einem der Vorgeschlagenen nicht einverstanden seien, müssten die

- 6 -

Liste insgesamt ablehnen mit der Folge, dass bei Ablehnung des Vorschlags Einzelwahl stattfinde.

Der Vorsitzende wies darauf hin, dass zur Annahme des Vorschlags des Aufsichtsrats die Mehrheit der abgegebenen Stimmen erforderlich sei.

Es wurde bei unveränderter Präsenz nach dem vom Vorsitzenden eingangs bestimmten Verfahren abgestimmt.

Der Beschlussvorschlag des Aufsichtsrats wurde ohne Gegenstimmen bei 29 Enthaltungen mit allen übrigen stimmberechtigten 49.971 Stimmen angenommen.

Der Vorsitzende stellte fest und verkündete, dass damit mit den vorstehend wiedergegebenen Stimmen entsprechend dem Beschlussvorschlag des Aufsichtsrats die Herren Dr. Siegfried Hauch, Oliver Keilhack und Dr. Eckart Schnakenberg zu Mitgliedern des Aufsichtsrats mit der erforderlichen Mehrheit, nämlich der Mehrheit der abgegeben Stimmen, gewählt worden seien und zwar für die Zeit bis zur Beendigung der Hauptversammlung, die über die Entlastung für das Geschäftsjahr 2010 beschließt.

Auf Befragen erklärten sämtliche Gewählten für sich persönlich, dass sie die Wahl annehmen.

<u>TOP 5:</u> **Zustimmung zur Restrukturierungsvereinbarung vom 22. März 2009 in der Fassung des Addendums vom Dezember 2009 und des Addendums vom Mai/ Juni 2010**

Der Vorsitzende erläuterte, dass die AdnaGen AG und die Mittelständische Beteiligungsgesellschaft Niedersachsen (MBG) mbH (die „**MBG**") am 24. Juni/ 26. Juni 2003 einen Beteiligungsvertrag geschlossen hätten, aufgrund dessen die MBG als stille Gesellschafterin an der AdnaGen AG beteiligt sei. Am 22. März 2009 hätten die AdnaGen AG und die MBG sowie weitere Parteien eine Vereinbarung geschlossen, im Zuge derer der vorgenannte Beteiligungsvertrag modifiziert werden solle.

Vor diesem Hintergrund stellte der Vorsitzende stellte fest, dass seit der Einberufung der heutigen Hauptversammlung die folgenden Unterlagen in den Geschäftsräumen der Gesellschaft ausgelegen hätten und auch hier während der Hauptversammlung zur Einsicht der Aktionäre auslägen:

- die Jahresabschlüsse der AdnaGen AG zum 31. Dezember 2007, 31. Dezember 2008 und 31. Dezember 2009,
- die Lageberichte der AdnaGen AG für die Geschäftsjahre 2007, 2008 und 2009,

- 7 -

- der Bericht des Aufsichtsrats der AdnaGen AG für das Geschäftsjahr 2009,
- die Jahresabschlüsse der MBG zum 31. Dezember 2007, 31. Dezember 2008 und 31. Dezember 2009,
- die Lageberichte der MBG für die Geschäftsjahre 2007, 2008 und 2009,
- der Beteiligungsvertrag vom 24. Juni/ 26. Juni 2003,
- die Restrukturierungsvereinbarung vom 22. März 2009,
- das Addendum vom November/ Dezember 2009 zur Restrukturierungsvereinbarung vom 22. März 2009 und
- das Addendum vom Mai/ Juni 2010 zur Restrukturierungsvereinbarung vom 22. März 2009.

Der Vorsitzende erläuterte die Restrukturierungsvereinbarung. Gestellte Fragen wurden beantwortet. Auf Verlesung der Vorlagen, insbesondere der wesentlichen Inhalte des Beteiligungsvertrags und der Restrukturierungsvereinbarung, wurde verzichtet.

Weitere Fragen wurden von Aktionärsseite nicht gestellt.

Der Vorsitzende gab sodann den Vorschlag von Vorstand und Aufsichtsrat bekannt, der Restrukturierungsvereinbarung vom 22. März 2009 in der Fassung des Addendums vom November/ Dezember 2009 und des Addendums vom Mai/ Juni 2010 zuzustimmen.

Ein Original der Restrukturierungsvereinbarung vom 22. März 2009 in der Fassung des Addendums von November/ Dezember 2009 und des Addendums vom Mai/ Juni 2010 wurde dem Notar überreicht, der die drei Vereinbarungen diesem Protokoll im Original als **Anlage 3** beifügt.

Der Vorsitzende wies darauf hin, dass zur Annahme des Vorschlags von Vorstand und Aufsichtsrat neben der Mehrheit der abgegebenen Stimmen eine Mehrheit von mindestens ¾ des bei der Beschlussfassung vertretenen Grundkapitals erforderlich sei.

Es wurde bei unveränderter Präsenz nach dem vom Vorsitzenden eingangs bestimmten Verfahren abgestimmt.

Der Beschlussvorschlag der Verwaltung wurde ohne Gegenstimmen und Enthaltungen mit allen stimmberechtigten 50.000 Stimmen angenommen.

Der Vorsitzende stellte fest und verkündete, dass damit der Beschluss mit den vorbezeichnet wiedergegebenen Stimmen entsprechend dem Vorschlag von Vorstand und Aufsichtsrat, die Restrukturierungsvereinbarung vom 22. März 2009 in der Fassung des Addendums vom November/ Dezember 2009 und des Addendums vom Mai/ Juni

- 8 -

2010 zuzustimmen, mit den erforderlichen Mehrheiten, nämlich der Mehrheit der abgegeben Stimmen und einer Mehrheit von mindestens ¾ des bei der Beschlussfassung vertretenen Grundkapitals gefasst worden sei.

TOP 6: **Zustimmung zur Übertragung der stillen Beteiligung der Mittelständische Beteiligungsgesellschaft Niedersachsen (MBG) mbH an der AdnaGen AG auf die Alere Holdings Bermuda Limited unter der Bedingung des Verkaufs von mindestens 97,5% der Aktien an der AdnaGen AG**

Der Vorsitzende führte aus, dass die stille Beteiligung der MBG an der AdnaGen AG, die die MBG aufgrund des Beteiligungsvertrags vom 24. Juni/ 26. Juni 2003 hält, auf die Alere Holdings Bermuda Limited übertragen werden solle. Diese Übertragung solle unter der Bedingung erfolgen, dass von sämtlichen daran Beteiligten ein Vertrag unterzeichnet werde, aufgrund dessen mindestens 97,5% der Aktien an der AdnaGen AG an die Alere Holdings Bermuda Limited verkauft würden.

Der Vorsitzende verwies auf die unter Tagesordnungspunkt 5 aufgeführten Unterlagen und stellte nochmals fest, dass diese seit der Einberufung der heutigen Hauptversammlung in den Geschäftsräumen der Gesellschaft ausgelegen hätten und auch hier während der Hauptversammlung zur Einsicht der Aktionäre auslägen.

Er erläuterte die Hintergründe für diesen frühzeitig zu fassenden Zustimmungsbeschluss.

Auf weitere Verlesung und Erläuterung der Vorlagen wurde verzichtet.

Fragen wurden von Aktionärsseite nicht gestellt.

Der Vorsitzende gab sodann den Vorschlag von Vorstand und Aufsichtsrat bekannt, wie folgt zu beschließen:

> „Aufschiebend bedingt auf die Unterzeichnung eines Vertrages durch sämtliche daran beteiligte Vertragspartner, aufgrund dessen mindestens 97,5% der Aktien an der AdnaGen AG an die Alere Holdings Bermuda Limited verkauft werden, wird der Übertragung der stillen Beteiligung der Mittelständische Beteiligungsgesellschaft Niedersachsen (MBG) mbH, die die Mittelständische Beteiligungsgesellschaft Niedersachsen (MBG) mbH an der AdnaGen AG aufgrund des Beteiligungsvertrags vom 24. Juni/ 26. Juni 2003 hält, auf die Alere Holdings Bermuda Limited zugestimmt."

Dem Notar wurde eine Kopie des Beteiligungsvertrages vom 24. Juni/ 26. Juni 2003 überreicht, die als **Anlage 4** dieser Niederschrift beigefügt wird.

- 9 -

Der Vorsitzende wies darauf hin, dass zur Annahme des Vorschlags von Vorstand und Aufsichtsrat neben der Mehrheit der abgegebenen Stimmen eine Mehrheit von mindestens ¾ des bei der Beschlussfassung vertretenen Grundkapitals erforderlich sei.

Es wurde bei unveränderter Präsenz nach dem vom Vorsitzenden eingangs bestimmten Verfahren abgestimmt.

Der Beschlussvorschlag der Verwaltung wurde ohne Gegenstimmen und Enthaltungen mit allen stimmberechtigten 50.000 Stimmen angenommen.

Der Vorsitzende stellte fest und verkündete, dass damit der Beschluss mit den vorstehend wiedergegebenen Stimmen entsprechend dem Vorschlag von Vorstand und Aufsichtsrat mit dem Wortlaut: „Aufschiebend bedingt auf die Unterzeichnung eines Vertrages durch sämtliche daran beteiligte Vertragspartner, aufgrund dessen mindestens 97,5% der Aktien an der AdnaGen AG an die Alere Holdings Bermuda Limited verkauft werden, wird der Übertragung der stillen Beteiligung der Mittelständische Beteiligungsgesellschaft Niedersachsen (MBG) mbH, die die Mittelständische Beteiligungsgesellschaft Niedersachsen (MBG) mbH an der AdnaGen AG aufgrund des Beteiligungsvertrags vom 24. Juni/ 26. Juni 2003 hält, auf die Alere Holdings Bermuda Limited zugestimmt." mit den erforderlichen Mehrheiten, nämlich der Mehrheit der abgegeben Stimmen und einer Mehrheit von mindestens ¾ des bei der Beschlussfassung vertretenen Grundkapitals gefasst worden sei.

Sämtliche Abstimmungen wurden auch nach den Feststellungen des Notars in dem vorstehend aufgeführten, vom Vorsitzenden bestimmten Verfahren durchgeführt. Der Vorsitzende stellte jeweils nach Beschlussfassung das Ergebnis fest und verkündete es. Die Präsenz war während der gesamten Hauptversammlung unverändert. Das Wort wurde jeweils nicht gewünscht, ein Widerspruch zur Niederschrift nicht erklärt.

Der Vorsitzende schloss die Versammlung um 16.02 Uhr.

Diese in Urschrift bei mir verbleibende Niederschrift wurde von mir aufgenommen und zur Beurkundung ihres Inhalts von mir, dem Notar, am 24.09.2010 eigenhändig wie folgt unterschrieben:

Anlage 1

Verzeichnis der in der ordentlichen Hauptversammlung der

AdnaGen AG
Langenhagen,

am 23. September 2010

erschienenen oder vertretenen Aktionäre oder Aktionärsvertreter

Nr.	**Aktionär** Name, Wohnort/ Sitz	**Teilnehmer** Geschäftsadresse	**Stückaktien**	
			Rechnerischer Nennbetrag in EUR	Stimmen
1	OncoVista Inc., San Antonio, Texas,USA	Dr. Alexander Weis San Antonio, Texas,USA als gesetzlicher Vertreter	39.006	39.006
2	tbg Technologie-Beteili-gungs-Gesellschaft mbH, 53179 Bonn	Dr. Siegfried Hauch, Ostpassage 7, D-30853 Langenhagen in Vollmacht	5.880	5.880
3	Felicitas Beteiligungsgesell-schaft mbH, 30159 Hannover	Dirk Köhler, 31535 Neustadt a.Rbge. in Vollmacht	3.022	3.022
4	Rob Cawthorn, 19320 PA,USA	Dr. Siegfried Hauch, Ostpassage 7, D-30853 Langenhagen in Vollmacht	146	146
5	Rose Nominees Ltd., St. Peter Port, Guernsey	Dr. Siegfried Hauch, Ostpassage 7, D-30853 Langenhagen in Vollmacht	700	700
6	Stefan Schröder, 30159 Hannover,	Stefan Schröder Hannover, selbst	595	595

10

7	Marion Buchwald, 41564 Kaarst	Marion Buchwald 41564 Kaarst, selbst	297	297
8	Hans Winkelmann, 31535 Neustadt a. Rbge.	Dr. Siegfried Hauch, Ostpassage 7, D-30853 Langenhagen in Vollmacht	87	87
9	Tim Freise, 60596 Frankfurt	Dr. Siegfried Hauch, Ostpassage 7, D-30853 Langenhagen in Vollmacht	82	82
10	Michael Winkelmann, 31535 Neustadt a. Rbge.	Dr. Siegfried Hauch, Ostpassage 7, D-30853 Langenhagen in Vollmacht	60	60
11	Hans-Peter Winkelmann, 21244 Buchholz	Dr. Siegfried Hauch, Ostpassage 7, D-30853 Langenhagen in Vollmacht	60	60
12	Axel Deuring, 30900 Wedemark	Dr. Siegfried Hauch, Ostpassage 7, D-30853 Langenhagen in Vollmacht	29	29
13	Dr. Eckart Schnakenberg, Uesener Weserstr. 4B, D-28832 Achim	Dr. Eckart Schnakenberg 28832 Achim, selbst	29	29
14	Dr. Silke Lankiewicz, 40595 Düsseldorf	Dr. Siegfried Hauch, Ostpassage 7, D-30853 Langenhagen in Vollmacht	7	7
Zusammen			**50.000**	**50.000**

Anlage 2

AdnaGen AG

Langenhagen

Sehr geehrte Damen und Herren Aktionäre,

hiermit laden wir Sie ein zu der am

23. September 2010, um 15:00 Uhr,

in den Räumen der AdnaGen AG, Ostpassage 7, 30853 Langenhagen, stattfindenden ordentlichen Hauptversammlung der AdnaGen AG.

I.
<u>Tagesordnung</u>

1. Vorlage des festgestellten Jahresabschlusses der AdnaGen AG für das Geschäftsjahr 2009, des Lageberichts und des Berichts des Aufsichtsrats für das Geschäftsjahr 2009

2. Entlastung der Mitglieder des Vorstands

Vorstand und Aufsichtsrat schlagen vor, den Mitgliedern des Vorstands für das Geschäftsjahr 2009 Entlastung zu erteilen.

3. Entlastung der Mitglieder des Aufsichtsrats

Vorstand und Aufsichtsrat schlagen vor, den Mitgliedern des Aufsichtsrates für das Geschäftsjahr 2009 Entlastung zu erteilen.

4. Neuwahl des Aufsichtsrats

Es sind Neuwahlen zum Aufsichtsrat erforderlich. Der Aufsichtsrat der Gesellschaft setzt sich nach §§ 95 Satz 1, 96 Abs. 1, 101 Abs. 1 AktG i.V.m. § 10 Abs. 1 der Satzung der Gesellschaft aus drei Mitgliedern zusammen, die durch die Hauptversammlung gewählt werden.

2

Der Aufsichtsrat schlägt vor,

- Herrn Dr. Siegfried Hauch,
  angestellter Marketing-Manager und Wissenschaftlicher Leiter der AdnaGen AG,
  wohnhaft in Coppenbrügge,

- Herrn Oliver Keilhack,
  Dipl.Kfm, selbständiger kaufmännischer Berater,
  wohnhaft in München,

- Herrn Dr. Eckart Schnakenberg,
  selbständiger Diplom-Biologe,
  wohnhaft in Achim,

für die Zeit bis zur Beendigung der Hauptversammlung, die über die Entlastung für das Geschäftsjahr 2010 beschließt, zu Mitgliedern des Aufsichtsrats der Gesellschaft zu wählen.

Die Hauptversammlung ist an Wahlvorschläge nicht gebunden.

5. Zustimmung zur Restrukturierungsvereinbarung vom 22. März 2009 in der Fassung des Addendums vom Dezember 2009 und des Addendums vom Mai/ Juni 2010

Vorstand und Aufsichtsrat schlagen vor, der Restrukturierungsvereinbarung vom 22. März 2009 in der Fassung des Addendums vom November/ Dezember 2009 und des Addendums vom Mai/ Juni 2010 zuzustimmen.

6. Zustimmung zur Übertragung der stillen Beteiligung der Mittelständische Beteiligungsgesellschaft Niedersachsen (MBG) mbH an der AdnaGen AG unter der Bedingung des Verkaufs von mindestens 97,5% der Aktien der AdnaGen AG

Die AdnaGen AG und die Mittelständische Beteiligungsgesellschaft Niedersachsen (MBG) mbH haben am 24. Juni/ 26. Juni 2003 einen Beteiligungsvertrag geschlossen, aufgrund dessen die Mittelständische Beteiligungsgesellschaft Niedersachsen (MBG) mbH als stille Gesellschafterin an der AdnaGen AG beteiligt ist. Für den Fall, dass von sämtlichen daran Beteiligten ein Vertrag unterzeichnet wird, aufgrund dessen mindestens 97,5% der Aktien der AdnaGen AG verkauft werden, soll diese stille Beteiligung der Mittelständische Beteiligungsgesellschaft Niedersachsen (MBG) mbH auf den Käufer übertragen werden.

3

Vorstand und Aufsichtsrat schlagen daher vor, zu beschließen:

„Aufschiebend bedingt auf die Unterzeichnung eines Vertrages durch sämtliche daran beteiligte Vertragspartner, aufgrund dessen mindestens 97,5% der Aktien der AdnaGen AG verkauft werden, wird der Übertragung der stillen Beteiligung der Mittelständische Beteiligungsgesellschaft Niedersachsen (MBG) mbH an der AdnaGen AG zugestimmt, die die Mittelständische Beteiligungsgesellschaft Niedersachsen (MBG) mbH aufgrund des Beteiligungsvertrags vom 24. Juni/ 26. Juni 2003 hält."

II.
Unterlagen

Die folgenden Unterlagen liegen von der Einberufung der Hauptversammlung an in den Geschäftsräumen der AdnaGen AG, Ostpassage 7, D-30853 Langenhagen, und während der Hauptversammlung zur Einsicht durch die Aktionäre aus:

- der Jahresabschluss der AdnaGen AG zum 31. Dezember 2009,
- der Lagebericht der AdnaGen AG für das Geschäftsjahr 2009,
- der Bericht des Aufsichtsrats der AdnaGen AG für das Geschäftsjahr 2009,
- der Beteiligungsvertrag vom 24. Juni/ 26. Juni 2003,
- die Restrukturierungsvereinbarung vom 22. März 2009,
- das Addendum vom November/ Dezember 2009 zur Restrukturierungsvereinbarung vom 22. März 2009,
- das Addendum vom Mai/ Juni 2010 zur Restrukturierungsvereinbarung vom 22. März 2009,
- die Jahresabschlüsse der AdnaGen AG zum 31. Dezember 2007 und 31. Dezember 2008,
- die Lageberichte der AdnaGen AG für das Geschäftsjahr 2007 und 2008,
- die Jahresabschlüsse der Mittelständische Beteiligungsgesellschaft Niedersachsen (MBG) mit beschränkter Haftung zum 31. Dezember 2007, 31. Dezember 2008 und 31. Dezember 2009,
- die Lageberichte der Mittelständische Beteiligungsgesellschaft Niedersachsen (MBG) mit beschränkter Haftung für die Geschäftsjahre 2007, 2008 und 2009,
- der Bericht des Vorstands der AdnaGen AG gemäß § 293a AktG zur Restrukturierungsvereinbarung vom 22. März 2009,
- der Prüfungsbericht des gemeinsamen Vertragsprüfers gemäß § 293e AktG zur Restrukturierungsvereinbarung vom 22. März 2009.

Auf Verlangen wird jedem Aktionär unverzüglich und kostenlos eine Abschrift der vorgenannten Unterlagen zugesandt.

4

III.
Teilnahmebedingungen

Für nicht börsennotierte Aktiengesellschaften wie die AdnaGen AG ist es seit Inkrafttreten des Gesetzes zur Umsetzung der Aktionärsrechterichtlinie (ARUG) nicht mehr gesetzlich vorgesehen, in der Einladung zur Hauptversammlung Angaben zu machen, die über die Firma und den Sitz der Gesellschaft, die Zeit und den Ort der Hauptversammlung sowie die Tagesordnung hinausgehen.

Als Service für unsere Aktionäre halten wir dennoch an unserer bisherigen Praxis fest und geben weiterführende und überobligatorische Hinweise:

1. Recht zur Teilnahme und Stimmrechtsausübung

Zur Teilnahme an der Hauptversammlung und zur Ausübung des Stimmrechts in der Hauptversammlung sind diejenigen Aktionäre berechtigt, die am Tage der Hauptversammlung im Aktienregister der AdnaGen AG eingetragen sind. Die Regelungen in § 17 der Satzung der AdnaGen AG finden infolge einer Änderung des § 123 AktG durch den Gesetzgeber keine Anwendung mehr.

2. Fragen, Anträge und Wahlvorschläge von Aktionären

Fragen zur Hauptversammlung bitten wir, ausschließlich an folgende Adresse der Gesellschaft zu richten:

AdnaGen AG
Ostpassage 7
D-30853 Langenhagen
Telefax: +49 (0) 511-725 950 40.

Dies ist auch die Adresse für Anträge und Wahlvorschläge von Aktionären im Sinne der §§ 126, 127 AktG; anderweitig adressierte Anträge und Wahlvorschläge können wir leider nicht berücksichtigen. Gegenanträge und Wahlvorschläge von Aktionären wird die Gesellschaft den gesetzlichen Regelungen entsprechend zugänglich machen.

Langenhagen, im September 2010

AdnaGen AG

Der Vorstand

Anlage 3

Vereinbarung vom 22.03.2009 Neuaufstellung AdnaGen | Agreement as of March 22, 2009 Positioning AdnaGen for turn-around:

Vereinbarung / Agreement

Zwischen / between

tbg – Technologie-Beteiligungs-Gesellschaft mbH
Ludwig-Erhard-Platz 3
53179 Bonn

- nachfolgend "tbg" genannt / thereafter called „tbg" -

und / and

MBG Mittelständische Beteiligungsgesellschaft Niedersachsen
Schiffgraben 33
30175 Hannover

- nachfolgend "MBG" genannt / thereafter called „MBG" -

und / and

BioMed Venture GmbH
c/o Sparkasse Hannover
Aegidientorplatz 1
30159 Hannover

- nachfolgend "BioMed" genannt / thereafter called „BioMed" –

und / and

Rob Cawthorne
c/o Mary Mullen
168 Swineheart Road, Coatesville
PA 19320, USA

- nachfolgend "Rob Cawthorne" genannt / thereafter called „Rob Cawthorne" -

- gemeinschaftlich nachfolgend „Gläubiger" / thereafter commonly called „Creditors" -

und / and

OncoVista, Inc.
14785 Omicron Drive, Ste. 104
San Antonio, Texas 78245

- nachfolgend "OncoVista" genannt / thereafter called „OncoVista" -

und / and

AdnaGen AG
Ostpassage 7
30853 Langenhagen

- nachfolgend "AdnaGen" genannt / thereafter called "AdnaGen" -

- 1 / 1 -

Vereinbarung vom 22.03.2009
Neuaufstellung AdnaGen

Agreement as of March 22, 2009
Positioning AdnaGen for turn-around:

Präambel:

Die Gläubiger und OncoVista sind zum Zeitpunkt des Inkrafttretens dieser Vereinbarung die maßgeblichen Gläubiger der AdnaGen.

Zum 31.12.2008 hatten die Gläubiger und OncoVista folgende Forderungen, inklusive Zinsen und Kosten, gegenüber der AdnaGen:

tbg:	EUR 2.740.000,00
MBG:	EUR 672.556,94
BioMed:	EUR 1.407.783,59
OncoVista:	EUR 572.002,02
Rob Cawthorne:	EUR 67.800,00

Die Gläubiger und die OncoVista bestätigen, dass ihre jeweiligen Hauptforderungen einschließlich aller Nebenforderungen und Aufgeldansprüche mit den genannten Beträgen vollumfänglich erfasst wurden und dass ihrerseits keine weiteren Ansprüche neben den oben genannten gegenüber der AdnaGen bestehen.

OncoVista ist zudem Hauptaktionärin der AdnaGen. Sie hält 95,44 % der Aktien der AdnaGen bei einem Grundkapital von € 1.681.320,00.
Tbg und MBG sind stille Gesellschafter der AdnaGen.

AdnaGen wies im testierten Jahresabschluss auf den 31.12. 2007 einen nicht durch Eigenkapital gedeckten Fehlbetrag von EUR 4.745.020,85 aus. Der Abschluss 2008 zeigt einen nicht durch Eigenkapital gedeckten Fehlbetrag von € 5'360.420,11. Dennoch liegt keine Überschuldung im insolvenzrechtlichen Sinne vor, weil die stillen Reserven der AdnaGen die Kapitalunterdeckung übersteigen.

Zudem haben Gläubiger bezüglich ihrer Forderungen Rangrücktrittserklärungen abgegeben. Die Zahlungsfähigkeit der AdnaGen wird derzeit durch Liquiditätszuschüsse der OncoVista gewährleistet. Diese hat jedoch angekündigt, ihre Zahlungen zum 25. März 2009 einzustellen, wenn mangels Unterzeichnung dieser Vereinbarung keine nachhaltigen Sanierungsaussichten für AdnaGen gewährleistet sind.

Preamble

As per the date when this Agreement becomes effective the Creditors and OncoVista represent all relevant debtees of AdnaGen.

On December 31, 2008, the parties had the following claims incl. interest and cost against AdnaGen:

tbg:	EUR 2.740.000,00
MBG:	EUR 672.556,94
BioMed:	EUR 1.407.783,59
OncoVista:	EUR 572.002,02
Rob Cawthorne:	EUR 67.800,00

The Creditors and OncoVista confirm that their relevant outstanding principal claims and all incidental claims and premiums are well represented by the above listed amounts. There are no additional claims against AdnaGen in excess to the listed amounts.

OncoVista is main shareholder of AdnaGen, holding 95,44% of all shares of AdnaGen, that has a nominal capital of € 1'681,320.00.

Tbg and MBG are silent partners in AdnaGen.

AdnaGen had in its audited year end report 2007 a negative equity of € 4'745,020.85. For the year 2008, the year end report 2008 shows a negative equity of € 5'360,420.11. Hoewever, the company avoids overindebtedness in an insolvency context because existing hidden assets of AdnaGen surmount the negative equity.

In addition, the Creditors have signed letters of subordination to avoid insolvency overindebtedness. Illiquidity is until now avoided by OncoVista's monthly liquidity subsidy. However, OncoVista has informed to stop such liquidity subsidies as of March 25, 2009 in case due to nonsignature of this Agreement no mid-term turn-around perspectives for AdnaGen can be jointly achieved.

- 2 / 2 -

Vereinbarung vom 22.03.2009
Neuaufstellung AdnaGen

Agreement as of March 22, 2009
Positioning AdnaGen for turn-around:

AdnaGen benötigt Liquidität, um ihre Produkte im Markt zu platzieren. Die Gläubiger sind nicht bereit, weitere maßgebliche Liquidität zuzuführen. Potentielle Investoren investieren derzeit nicht in AdnaGen und/oder in OncoVista, da in der Buchhaltung der Gesellschaft per 31.12.2008 Gesamtverbindlichkeiten in Höhe von insgesamt EUR 5.598.164 ausgewiesen sind. Da die OncoVista wegen ihrer Mehrheitsbeteiligung die AdnaGen in der eigenen Bilanz konsolidieren muss, werden die Verbindlichkeiten der AdnaGen in der konsolidierten Bilanz entsprechend ausgewiesen.

AdnaGen needs liquidity in order to position its products in the market. The Creditors are not prepared to add further liquidity to the company. Potential new investors currently back off from investing into AdnaGen and/or OncoVista because the company's balance sheet of December 31, 2008 shows total liabilities of 5'598,164.00. As OncoVista consolidates AdnaGen company figures in its own Group statements, such debt is transfered to the OncoVista balance sheet.

Die Parteien gehen übereinstimmend davon aus, dass sich ohne die gegenüber den Gläubigern und OncoVista bestehenden Verbindlichkeiten aufgrund des wirtschaftlichen Potentiales der Produkte der AdnaGen Investoren finden lassen, die die erforderliche Liquidität gegen eine Beteiligung am Kapital der AdnaGen zur Verfügung stellen werden.

All parties are convinced that without such debts on the balance sheets of AdnaGen and OncoVista the chances for a successful financing round, raising liquidity against participation in AdnaGen shares are promising because of the economic potential of the products of AdnaGen.

Die Parteien beabsichtigen daher, eine Vereinbarung mit den folgenden Regelungen zu treffen:

Therefore the parties intend to conclude the following agreement:

1. Kapitalmaßnahmen

1.1

Es wird eine Hauptversammlung der AdnaGen einberufen, auf der beschlossen werden soll, im Wege der vereinfachten Kapitalherabsetzung das Grundkapital der Gesellschaft von derzeit EUR 1.681.320,00 auf EUR 40.000,00 herabzusetzen und gleichzeitig auf das Mindestgrundkapital von EUR 50.000,00 zu erhöhen.

1. Capital measures

1.1

AdnaGen shall call a shareholders meeting, which shall decide to decrease the share capital from currently € 1'681,320.00 down to € 40.000,00 and simultaneously to increase the share capital up to the minimum share capital of € 50.000,00.

1.2

Eine Stückaktie wird – wie bisher – einen rechnerischen Anteil am Grundkapital von EUR 1,00 gewähren. Der Ausgabebetrag der neuen Aktien beträgt ebenfalls EUR 1,00.

1.2

As currently, one share shall have a nominal value of € 1.00. The par value of the new shares shall be fixed at € 1.00.

1.3

OncoVista ist verpflichtet, die Kapitalerhöhung um € 10.000,00 zu garantieren. Sie ist also verpflichtet, die neuen Aktien (nachfolgend die "Aktien") zu zeichnen und zu übernehmen; nicht nur soweit OncoVista selbst bezugsberechtigt ist, sondern auch soweit die anderen Aktionäre keinen Gebrauch von ihrem Bezugsrecht machen.

1.3

OncoVista shall guarantee the capital increase to the full € 10,000.00. Therefore OncoVista shall subscribe and take over all new shares, not only such shares to which OncoVista has preemptive rights , but as well all shares that are not subscribed and taken by other shareholders.

- 3 / 3 -

Vereinbarung vom 22.03.2009
Neuaufstellung AdnaGen

Agreement as of March 22, 2009
Positioning AdnaGen for turn-around:

2. Kauf und Übertragung
2.1 tbg

Unmittelbar nach Zeichnung und Ausgabe der Aktien gem. Ziff. 1. und sobald die Durchführung der Kapitalerhöhung im Handelsregister eingetragen ist, ist OncoVista verpflichtet, der tbg 5.880 Stückaktien mit einem rechnerischen Anteil am Grundkapital von je EUR 1,00 zum Nominalwert zum Kauf und zur Übertragung anzubieten. Tbg ist verpflichtet, dieses Angebot und die Übertragungen unverzüglich anzunehmen. Der Kaufpreis in Höhe von EUR 5.880, zu entrichten an die OncoVista, ist erst fällig, wenn die tbg die Aktien ihrerseits weiterüberträgt.

AdnaGen wird für die erforderliche Zustimmung der Organe der Gesellschaft zur Übertragung der Aktien Sorge tragen.

Unmittelbar nach Wirksamkeit der Übertragung werden OncoVista und tbg die Eintragung der Übertragung in das Aktienbuch von AdnaGen beantragen.

2.2 Biomed

Unmittelbar nach Zeichnung und Ausgabe der Aktien gem. Ziff. 1. und sobald die Durchführung der Kapitalerhöhung im Handelsregister eingetragen ist, ist OncoVista verpflichtet, der Biomed 3.022 Stückaktien mit einem rechnerischen Anteil am Grundkapital von je EUR 1,00 zum Nominalwert zum Kauf und zur Übertragung anzubieten. Biomed ist verpflichtet, dieses Angebot und die Übertragungen unverzüglich anzunehmen. Der Kaufpreis in Höhe von EUR 3.022, zu entrichten an die OncoVista, ist erst fällig, wenn die Biomed die Aktien ihrerseits weiterüberträgt.

AdnaGen wird für die erforderliche Zustimmung der Organe der Gesellschaft zur Übertragung der Aktien Sorge tragen.

Unmittelbar nach Wirksamkeit der Übertragung werden OncoVista und Biomed die Eintragung der Übertragung in das Aktienbuch von AdnaGen beantragen.

2. Purchase and transfer
2.1 tbg

Directly after the capital increase, after subscription and issue of shares as per Subsec. 1 above as well as after inscription of the capital increase into the commercial register, Oncovista shall offer to sell and transfer 5.880 shares with a nominal value of each € 1.00 to tbg. Tbg shall immediately thereafter accept the transfer of the shares. The purchase price of € 5,880.00 to be paid by tbg to OncoVista, shall be due not before tbg transfers the shares itself.

AdnaGen shall care for the necessary approvals of the relevant legal company bodies to the share transfer.

Immediately after the transfer becomes effective AdnaGen and tbg shall claim for the subscription of the transfer in AdnaGen's sharebook

2.2 Biomed

Directly after the successful capital increase, after subscription and issue of shares as per Subsec. 1 above as well as after inscription of the capital increase into the commercial register, Oncovista shall offer to sell and transfer 3.022 shares with a nominal value of each € 1.00 to Biomed. Biomed shall immediately thereafter accept the transfer of the shares. The purchase price of € 3,022.00 to be paid by Biomed to OncoVista, shall be due whenever tbg transfers the shares thereafter transfered shares. The purchase price of € 3.022 to be paid to OncoVista, shall be due not before Biomed transfers the shares itself.
AdnaGen shall care for the necessary approvals of the relevant legal company bodies to the share transfer.

Immediately after the transfer becomes effective AdnaGen and Biomed shall claim for the subscription of the transfer in AdnaGen's sharebook

- 4 / 4 -

Vereinbarung vom 22.03.2009
Neuaufstellung AdnaGen

Agreement as of March 22, 2009
Positioning AdnaGen for turn-around:

2.3 Rob Cawthorne

Unmittelbar nach Zeichnung und Ausgabe der neuen Aktien gem. Ziff. 1. und sobald die Durchführung der Kapitalerhöhung im Handelsregister eingetragen ist, ist OncoVista verpflichtet Robert Cawthorne 146 Stückaktien mit einem rechnerischen Anteil am Grundkapital von je EUR 1,00 zum Nominalwert zum Kauf und zur Übertragung anzubieten. Rob Cawthorne ist verpflichtet, dieses Angebot und die Übertragungen unverzüglich anzunehmen. Der Kaufpreis in Höhe von EUR 146,00, zu entrichten an die OncoVista, ist erst fällig, wenn die Robert Cawthorne die Aktien seinerseits weiterüberträgt.

AdnaGen wird für die erforderliche Zustimmung der Organe der Gesellschaft zur Übertragung der Aktien Sorge tragen.

Unmittelbar nach Wirksamkeit der Übertragung werden OncoVista und Rob Cawthorne die Eintragung der Übertragung in das Aktienbuch von AdnaGen beantragen

3. Verzichte

3.1 tbg

Unverzüglich nach Übertragung der Aktien auf tbg gem. Ziff. 2.1 wird diese eine andere Zuzahlung in die Kapitalrücklage der AdnaGen gem. § 272 Abs. 2 Nr. 4 HGB leisten in Form von Verzichten auf ihre Forderungen gem. Präambel in voller Höhe, inklusive Zinsen und Kosten.

Tbg erklärt bereits jetzt aufschiebend bedingt und unwiderruflich, dass sie mit wirksamer Übertragung der Aktien auf sich eine andere Zuzahlung in Höhe von EUR 2.740.000,00 in die Kapitalrücklage gem. § 272 Abs. 2 Nr. 4 HGB in Form eines Verzichts leistet. AdnaGen erklärt bereits jetzt – aufschiebend bedingt mit der Wirksamkeit des Verzichts der tbg - dass sie diese Verzichte annimmt.

3.2 Biomed

Unverzüglich nach Übertragung der Aktien auf Biomed gem. Ziff. 2.2 wird diese eine andere Zuzahlung in die Kapitalrücklage der AdnaGen gem. § 272 Abs. 2 Nr. 4 HGB lei-

2.3 Rob Cawthorne

Directly after the successful capital increase, after subscription and issue of shares as per Subsec. 1 above as well as after inscription of the capital increase into the commercial register, Oncovista shall offer to sell and transfer 146 shares with a nominal value of each € 1.00 to Rob Cawthorne. Rob Cawthorne shall immediately thereafter accept the transfer of the The purchase price of € 146.00 to be paid by Robert Cawthorne to OncoVista, shall be due whenever tbg transfers the shares thereafter transfered shares. The purchase price of € 146.00 to be paid to OncoVista, shall be due not before Robert Cawthorne transfers the shares himself.

AdnaGen shall care for the necessary approvals of the relevant legal company bodies to the share transfer.

Immediately after the transfer becomes effective AdnaGen and Robert Cawthorne shall jointly claim for the subscription of the transfer in AdnaGen's sharebook

3. Waivers

3.1 tbg

Immediately after the successful transfer of the shares to tbg according to Sec. 2.1, tbg shall add to the capital reserves of AdnaGen according to Sec. 272 (2) No 4 German Commercial Code all their receivables up to their full amount as per Preamble above including all interest and charges by means of waiver of receivable claims.

Already now, under the condition precedent of the successful transfer of the shares to tbg, tbg guarantees irrevocably that tbg will add to AdnaGen's capital reserves according to Sec. 272 (2) No 4 German Commercial Code an amount of € 2'740,000.00 by means of waiver of receivable claims. AdnaGen declares already now under the condition precedent of the validity of tbg's waiver of receivable claims to accept such waiver.

3.2 Biomed

Immediately after the successful transfer of the shares to Biomed according to Sec. 2.2 , Biomed shall add to the capital reserves of AdnaGen according to Sec. 272 (2) No 4

- 5 / 5 -

Vereinbarung vom 22.03.2009
Neuaufstellung AdnaGen

Agreement as of March 22, 2009
Positioning AdnaGen for turn-around:

sten in Form von Verzichten auf ihre Forderungen gem. Präambel in voller Höhe, inklusive Zinsen und Kosten.

German Commercial Code all receivables up to their full amount as per Preamble above including all interest and charges by means of waiver of receivable claims.

Biomed erklärt bereits jetzt aufschiebend bedingt und unwiderruflich, dass sie mit wirksamer Übertragung der Aktien auf sich eine andere Zuzahlung in Höhe von EUR 1.407.783,59 in die Kapitalrücklage gem. § 272 Abs. 2 Nr. 4 HGB in Form eines Verzichts leistet. AdnaGen erklärt bereits jetzt – aufschiebend bedingt mit der Wirksamkeit des Verzichts der Biomed - dass sie diese Verzichte annimmt.

Already now, under the condition precedent of the successful transfer of the shares to Biomed , Biomed guarantees irrevocably that Biomed will add to AdnaGen's capital reserves according to Sec. 272 (2) No 4 German Commercial Code an amount of € 1'407,783.59 by means of waiver of receivable claims. AdnaGen declares already now under the condition precedent of the validity of Biomed's waiver of receivable claims to accept such waiver.

3.3 Rob Cawthorne

Unverzüglich nach Übertragung der Aktien auf Rob Cawthorne gem. Ziff. 2.3 wird dieser eine andere Zuzahlung in die Kapitalrücklage der AdnaGen gem. § 272 Abs. 2 Nr. 4 HGB leisten in Form von Verzichten auf seine Forderungen gem. Präambel in voller Höhe, inklusive Zinsen und Kosten.

3.3 Rob Cawthorne

Immediately after the successful transfer of the shares to Rob Cawthorne according to Sec. 2.3 Biomed shall add to the capital reserves of AdnaGen according to Sec. 272 (2) No 4 German Commercial Code all receivables up to their full amount as per Preamble aboveincluding all interest and charges by means of waiver of receivable claims.

Rob Cawthorne erklärt bereits jetzt aufschiebend bedingt und unwiderruflich, dass er mit wirksamer Übertragung der Aktien auf sich eine andere Zuzahlung in Höhe von EUR 67.800 in die Kapitalrücklage gem. § 272 Abs. 2 Nr. 4 HGB in Form eines Verzichts leistet. AdnaGen erklärt bereits jetzt – aufschiebend bedingt mit der Wirksamkeit des Verzichts von Rob Cawthorne - dass sie diese Verzichte annimmt.

Already, now under the condition precedent of the successful transfer of the shares to Rob Cawthorne Rob Cawthorne irrevocably guarantees that he will add to AdnaGen's capital reserve according to Sec. 272 (2) No 4 German Commercial Code an amount of € 67.800 by means of waiver of receivable claims. AdnaGen declares already now under the condition precedent of the validity of Robert Cawthorne's waiver of receivable claims to accept such waiver.

3.4 OncoVista

Unverzüglich nach Übertragung der Aktien auf tbg, die Biomed und Rob Cawthorne wird OncoVista eine andere Zuzahlung in die Kapitalrücklage der AdnaGen gem. § 272 Abs. 2 Nr. 4 HGB leisten in Form von Verzichten auf seine Forderungen gem. Präambel in voller Höhe, inklusive Zinsen und Kosten.

3.4 OncoVista

Immediately after the successful transfer of the shares to tbg, Biomed and Rob Cawthorne, OncoVista shall add to the capital reserves of AdnaGen according to Sec. 272 (2) No 4 German Commercial Code all receivables up to their full amount as per Preamble above including all interest and charges by means of waiver of receivable claims.

OncoVista erklärt bereits jetzt aufschiebend bedingt und unwiderruflich, dass sie mit wirksamer Übertragung der Aktien auf tbg, auf Biomed und auf Rob Cawthorne, wobei die

Already now, under the condition precedent of the successful transfer of the shares to tbg, Biomed and Rob Cawthorne, wherever the latest transfer date is the relevant, OncoVista

- 6 / 6 -

Vereinbarung vom 22.03.2009
Neuaufstellung AdnaGen

Agreement as of March 22, 2009
Positioning AdnaGen for turn-around:

zuletzt wirksame Übertragung maßgebend ist, eine andere Zuzahlung in Höhe von EUR 572.002,02 in die Kapitalrücklage gem. § 272 Abs. 2 Nr. 4 HGB in Form eines Verzichts leistet. AdnaGen erklärt bereits jetzt – aufschiebend bedingt mit der Wirksamkeit des Verzichts der OncoVista - dass sie diese Verzichte der OncoVista annimmt.

irrevocably guarantees that OncoVista will add to AdnaGen's capital reserves according to Sec. 272 (2) No 4 German Commercial Code an amount of € 572,002.02 by means of waiver of receivable claims. AdnaGen declares already now under the condition precedent of the validity of OncoVista's waiver of receivable claims to accept such waiver.

3.5 Wiederaufleben Forderung tbg
Für den Fall, dass bis zum 30. Juli 2009 keine verbindliche schriftliche Zahlungszusage eines oder mehrerer Investoren über insgesamt mindestens EUR 2 Mio. vorliegen sollte, leben die Forderungen der tbg nebst Nebenleistungen, Kosten und Zinsen gem. Präambel, auf die diese gem. Ziff. 3.1 verzichtet hat, zu den ursprünglich vereinbarten sonstigen Bedingungen auf schriftliches Verlangen der tbg im Wege der Novation wieder auf.

AdnaGen hat tbg mit einem Schreiben bis zum 30. August 2009 über den Stand der Zusagen gem. Satz 1 dieser Ziff. 3.5 schriftlich zu unterrichten. tbg kann die Erklärung gem. Satz 1 dieser Ziff. 3.5 nur bis zum 31. Dezember 2009 abgeben. Danach verfällt dieses Recht der tbg.

3.5 Renewal of receivable tbg
In case that until July 30, 2009, no binding written payment committment of one investor or more than one investor in the amount of in total minimum € 2 Mio will be available, the principal claims of tbg including all incidental claims, interest and charges as stipulated in the Preamble, that are included in the waiver of Sec. 3.1, shall be renewed by means of novation in their original conditions. Such renewal needs a formal written note of tbg.

AdnaGen is to inform tbg in writing until August 30, 2009, on the status of the financing round and the committments received. Tbg can issue the written notice as per sentence 2 above until December 31, 2009 only. As of this date the right as per sentence 2 above expires.

3.6 Wiederaufleben Forderung Biomed
Für den Fall, dass bis zum 30. Juli 2009 keine verbindliche schriftliche Zahlungszusage eines oder mehrerer Investoren über insgesamt mindestens EUR 2 Mio. vorliegen sollte, leben die Forderungen der BioMed nebst Nebenleistungen, Kosten und Zinsen gem. Präambel, auf die diese gem. Ziff. 3.2 verzichtet hat zu den ursprünglich vereinbarten sonstigen Bedingungen im Wege der Novation auf schriftliches Verlangen der Biomed wieder auf.

AdnaGen hat Biomed mit einem Schreiben bis zum 30. August 2009 über den Stand der Zusagen gem. Satz 1 schriftlich zu unterrichten. Biomed kann die Erklärung gem. Satz 1 nur bis zum 31. Dezember 2009 abgeben. Danach verfällt dieses Recht der Biomed.

3.6 Renewal of receivable Biomed
In case that until July 30, 2009, no binding written payment committment of one investor or more than one investors in the amount of in total minimum € 2 Mio will be available, the principal claims of Biomed including all incidental claims, interest and charges as stipulated in the Preamble, that are included in the waiver of Sec. 3.2, shall be renewed by means of novation in their original conditions. Such renewal needs a formal written note of Biomed.

AdnaGen is to inform Biomed in writing until August 30, 2009, on the status of the financing round and the committments received. Biomed can issue the written notice as per sentence 2 above until December 31, 2009 only. As of this date the right as per sentence 2 above expires.

- 7 / 7 -

Vereinbarung vom 22.03.2009
Neuaufstellung AdnaGen

Agreement as of March 22, 2009
Positioning AdnaGen for turn-around:

3.7 Wiederaufleben Forderung Rob Cawthorne

Für den Fall, dass bis zum 30. Juli 2009 keine verbindliche schriftliche Zahlungszusage eines oder mehrerer Investoren über insgesamt mindestens EUR 2 Mio. vorliegen sollte, leben die Forderungen von Rob Cawthorne nebst Nebenleistungen, Kosten und Zinsen, auf die dieser gem. Ziff. 3.3 verzichtet hat, zu den ursprünglich vereinbarten sonstigen Bedingungen, auf schriftliches Verlangen von Rob Cawthorne wieder auf (Novation).

AdnaGen hat Rob Cawthorne mit einem Schreiben bis zum 30. August 2009 über den Stand der Zusagen gem. Satz 1 schriftlich zu unterrichten. Rob Cawthorne kann die Erklärung gem. Satz 1 nur bis zum 31. Dezember 2009 abgeben. Danach verfällt dieses Recht von Rob Cawthorne.

3.7 Renewal of receivable Rob Cawthorne

In case that until July 30, 2009, no binding written payment committment of one investor or more than one investors in the amount of in total minimum € 2 Mio will be available, the principal claims of Rob Cawthorne including all incidental claims, interest and charges as stipulated in the Preamble, that are included in the waiver of Sec. 3.3 shall be renewed by means of novationin their original conditions. Such renewal needs a formal written note of Rob Cawthorne.

AdnaGen is to inform Rob Cawthorne in writing until August 30, 2009, on the status of the financing round and the committments received. Rob Cawthorne can issue the written notice as per sentence 2 above until December 31, 2009 only. As of this date the right as per sentence 2 above expires

3.8 Wiederaufleben Forderung OncoVista

Für den Fall, dass bis zum 30. Juli 2009 keine verbindliche schriftliche Zahlungszusage eines oder mehrerer Investoren über insgesamt mindestens EUR 2 Mio. vorliegen sollte, leben die Forderungen der OncoVista nebst Nebenleistungen, Kosten und Zinsen, auf die diese gem. Ziff. 3.3 verzichtet hat, zu den ursprünglich vereinbarten sonstigen Bedingungen, auf schriftliches Verlangen der OncoVista, wieder auf (Novation).

AdnaGen hat OncoVista mit einem Schreiben bis zum 30. August 2009 über den Stand der Zusagen gem. Satz 1 schriftlich zu unterrichten. Oncovista kann die Erklärung gem. Satz 1 nur bis zum 31. Dezember 2009 abgeben. Danach verfällt dieses Recht der OncoVista.

3.8 Renewal of receivable OncoVista

In case that until July 30, 2009, no binding written payment committment of one investor or more than one investors in the amount of in total minimum € 2 Mio is available, the receivables of OncoVista including all incidental claims, interest and charges, that are included in the waiver of Sec. 3.4, live up again in their original conditions. Such renewal (novation) of receivables needs a formal written note of OncoVista.

AdnaGen is to inform OncoVista in writing until August 30, 2009, on the status of the financing round and the committments received. OncoVista can issue the written notice as per sentence 2 above only until December 31, 2009. As of this date the right as per sentence 2 above expires.

3.9 Informationspflicht AdnaGen

AdnaGen wird die Gläubiger zum 01. Juli 2009 sowie zum 30. Juli 2009 schriftlich über den Stand der Gespräche mit Investoren informieren sowie einen Liquiditätsstatus an die Gläubiger versenden. Sobald verfügbar innerhalb des Monats Juli, wird die Bilanz der AdnaGen zum 30. Juni 2009 an die Gläubiger versandt.

3.9 Information duties of AdnaGen

AdnaGen shall inform its creditors both on July 01 and on July 30, 2009, in written form on the progress of the growth financing round as well as delivering a liquidity status. As soon as the June 30, 2009 balance is available, this information will be sent to the creditors.

- 8 / 8 -

Vereinbarung vom 22.03.2009
Neuaufstellung AdnaGen

Agreement as of March 22, 2009
Positioning AdnaGen for turn-around:

3.10 Steuerliche Wirkung
AdnaGen wird umgehend nach Unterzeichnung dieser Vereinbarung beim zuständigen Finanzamt eine verbindliche Auskunft beantragen, dass die Einbringung der Darlehensbeträge in die Kapitalrücklage nicht als außerordentliche Erlöse zu behandeln sind.

3.10 Consequences for taxes
Immediately after signature of this Agreement AdnaGen shall approach the relevant tax authorities to achieve a binding information that the debt-equity swap does not lead to extraordinary income.

4. Rückübertragung der Aktien
Für den Fall, dass

- bis zum 31. September 2009 keine verbindliche Zahlungszusage eines oder mehrerer Investoren über mindestens EUR 2 Mio. vorliegen sollte und
- die Forderungen der tbg und/oder der Biomed und/oder von Rob Cawthorne aufgrund der Erklärung der tbg gem. Ziff. 3.4 und/oder der Biomed gem. Ziff. 3.5 und/oder von Rob Cawthorne gem Ziff 3.6 wieder aufleben, sind die Gläubiger, deren Forderungen wiederaufleben, verpflichtet, ihre gem. Ziff. 2.1 bzw. Ziff. 2.2 bzw. Ziff 2.3 erworbenen Aktien auf die OncoVista zum Nominalwert zurück zu übertragen. OncoVista ist verpflichtet, diese Übertragungen anzunehmen. Die Rückübertragungen haben bis zum 31. Januar 2010 zu erfolgen.

4. Return transfer of shares
In case the following conditions apply:

- until July 31, 2009 no binding written payment commitment of one investor or more than one investor in the amount of in total minimum € 2 Mio shall be given,
- the receivables of tbg according to Sec. 3.1, and /or of Biomed according to Sec. 3.2 and/or of Rob Cawthorne according to Sec. 3.3 are renewed according to Sec. 3.4 to 3.6 respectively,

then, each Creditor which' or who's principal claim and incidental claim will be renewed is obliged to retransfer the shares received according to Sec. 2.1, Sec. 2.2 and Sec. 2.3 respectively to OncoVista at nominal value. OncoVista shall accept such retransfer. The retransfer shall take place until January 31, 2010.

5. Zinsverzicht und Rangrücktritt MBG
5.1
Die MBG verzichtet auf zukünftig fällig werdendes festes Entgelt sowie die Wertzuwachspauschale aus dem Beteiligungsvertrag vom 24. Juni/26. Juni 2003 ab dem 01.01.2009.

5.2
Die MBG tritt mit ihrem Anspruch auf Rückzahlung der stillen Beteiligung i.H.v. EUR 500.000,00 sowie mit ihren bestehenden und zukünftigen Zinsforderungen sowie sonstigen Entgelten und Kosten hinter die Forderungen aller gegenwärtigen und zukünftigen Gläubiger der AdnaGen wie folgt zurück:

Die stille Beteiligung von EUR 500.000,00 der MBG aus dem Beteiligungsvertrag vom 24. Juni /26. Juni 2003, und die bis zum 31. De-

5. Interest waiver MBG and subordination
5.1
MBG waives its rights to receive future interest and premium money as of January 01, 2009, on both claims being regulated in the Silent Investment Contract of June 24/26, 2003.

5.2
MBG subordinates it's claim to repayment of it's silent investment in the amount of € 500.000 as well as all existing and future interest and other claims and charges to all receivables of all existing and future creditors of AdnaGen as follows:

The silent investment in the amount of € 500,000.00 of MBG (investment contract as of June 24/26, 2003) and the accrued pre-

- 9 / 9 -

Vereinbarung vom 22.03.2009
Neuaufstellung AdnaGen

Agreement as of March 22, 2009
Positioning AdnaGen for turn-around:

zember 2008 aufgelaufene Wertzuwachspauschale in Höhe von € 172.556,94 sowie alle bestehenden und zukünftigen Zinsforderungen sowie sonstigen Entgelte und Kosten sind allein aus künftigen Jahresüberschüssen, aus einem Liquidationsüberschuss oder aus weiterem, alle anderen Schulden der AdnaGen übersteigendem Vermögen zurückzuzahlen. Bei der Berechnung des Jahresüberschusses sind etwaige Verlustvorträge zu berücksichtigen. Rückzahlung kann die MBG nur insoweit verlangen, als Rückzahlungen nicht zur Zahlungsunfähigkeit der AdnaGen führen.

mium amount of € 172,556.94 as well as all existing and future interest claims as well as any other claims and charges shall be paid back by AdnaGen only out of future net earnings, from liquidation surplus or out of other assets that remain after having paid back all other liabilities of AdnaGen. For the calculation of net earnings, loss carried forwards are to be deducted. MBG can only ask for repayment provided and as far as such repayments do not lead to illiquidity of AdnaGen.

Erträge aus der Einbringung der Forderungen gem.Ziff 3.1 bis 3.4 werden nicht in die Ermittlung der Jahresüberschüsse gem. vorstehender Regelung einbezogen.

Profits derived from the transaction as per Subsec. 3.1 to 3.4 are not taken into account when calculating the net earnings.

Die vorstehende Rangrücktrittserklärung der MBG gilt unter der Voraussetzung, dass alle anderen Gesellschafter Rangrücktrittserklärungen hinsichtlich ihrer bis zum 31.01.2009 entstandenen Forderungen aller Art gegen die Gesellschaft abgeben.
Diese Verpflichtung gilt nicht für Forderung aus Lieferungen und Leistungen.

This subordination of MBG is valid under the condition that all other shareholders of AdnaGen have implemented comparable subordination agreements to their as per January 31, 2009 existing receivables.

This obligation is not applicable to trade payables.

Mehrere im Rang zurücktretende Gläubiger sind anteilsmäßig im Verhältnis ihrer Forderungen zu befriedigen. Im Falle einer Insolvenz werden die im Rang zurückgetretenen Forderungen nach den in § 39 Abs. 1 InsO bezeichneten Forderungen berichtigt.

All subordinated creditors receive claims pro rata to their amounts compared to the total of debt. In case of insolvency, all subordinated receivables are treated according to Sec. 39 (1) German Insolvency Act.

Der Rangrücktritt von MBG ist zu dem Zeitpunkt hinfällig, zu dem ein Wirtschaftsprüfer, Steuerberater oder vereidigter Buchprüfer feststellt, dass eine handelsbilanzielle Überschuldung des Unternehmens auch ohne diesen Rangrücktritt nicht mehr gegeben ist.

The subordination of MBG's receivables shall be ineffective, as soon as a CPA, a tax advisor or an official company auditor confirms that without such subordination of receivables AdnaGen is no longer overendebted of according to German Commercial Code.

5.3
Für den Fall, dass bis zum 30. Juli 2009 keine verbindliche schriftliche Zahlungszusage eines oder mehrerer Investoren über insgesamt mindestens EUR 2 Mio. vorliegen sollte, leben die Ansprüche der MBG auf festes Entgelt und Wertzuwachspauschale auf schriftliches Verlangen der MBG im Wege der Novation wieder auf.

5.3
In case that until July 30, 2009, no binding written payment committment of one investor or more than one investors in the amount of in total minimum € 2 Mio is available, all former contractual claims of MBG on interest and premium shall be renewed by means of Novation upon written note of MBG.

- 10 / 10 -

Vereinbarung vom 22.03.2009
Neuaufstellung AdnaGen

Agreement as of March 22, 2009
Positioning AdnaGen for turn-around:

AdnaGen hat MBG mit einem Schreiben bis zum 30. August 2009 über den Stand der Zusagen gem. Satz 1 schriftlich zu unterrichten. MBG kann die Erklärung gem. Satz 1 nur bis zum 31. Dezember 2009 abgeben. Danach verfällt dieses Recht der MBG.

AdnaGen is to inform MBG in writing until August 30, 2009, on the status of the financing round and the committments received. MBG can issue the written notice of above only until December 31, 2009, when the right to do so expires.

5.4
Für den Fall, dass an Anteilseigner der AdnaGen Dividenden ausgeschüttet werden und der Beteiligungsbetrag der MBG zu diesem Zeitpunkt noch nicht vollständig zurückgeführt worden ist, ist für das Geschäftsjahr, für das die Dividende ausgeschüttet wurde, an die MBG ein festes Entgelt in urspünglich vereinbarter vertraglicher Höhe zu berücksichtigen. Der Anspruch auf festes Entgelt lebt insoweit im Wege der Novation wieder auf.

5.4
In case shareholders of AdnaGen receive dividends and the silent investment of MBG has until this date not yet been fully repaid, MBG may receive interest payment as agreed in the silent partnership agreements for such period for which a dividend has been awarded according to the silent investment contracts conditions. Insofar the interest claim of MBG is renewed by menas of novation.

6. Liquiditätsgarantie OncoVista
6.1
OncoVista wird AdnaGen bis zum 30. Juli 2009 weiterhin soweit mit Liquidität ausstatten, wie dies zur Aufrechterhaltung ihrer Zahlungsfähigkeit erforderlich ist, jedoch höchstens mit EUR 500.000,00 insgesamt für die Periode ab 01. Januar 2009. Die Zahlungen der OncoVista erfolgen in die Kapitalrücklage der AdnaGen gem. § 272 Abs. 2 Nr. 4 HGB.

6. Liquidity guarantee from OncoVista
6.1
OncoVista shall continue to supply AdnaGen until July, 30, 2009 with liquidity as necessary to avoid illiquidity, up to a maximum of € 500,000.00 in total as of January 1st, 2009. Such payments from OncoVista represent payments into the capital reserves of AdnaGen according to Sec. 272 (2) No 4 German Commercial Code.

6.2
Zahlungen sowie Reisekosten der monatlichen Rückflüge in die USA, die die AdnaGen an Alex Weis aufgrund seines Anstellungsvertrags leistet, mindern den Betrag gemäß Ziff. 6.1 nicht.

6.2
Payments as well as travel expenses of monthly return flights to the USA, that AdnaGen pays to Alex Weis because of his assignment in AdnaGen are not reducing the amount specified in Sec. 6.1.

7. Insolvenzzusage

Sollten die Investitionsbemühungen erfolglos verlaufen und über das Vermögen der AdnaGen das Insolvenzverfahren eröffnet werden, garantiert OncoVista gegenüber tbg, BioMed und der MBG, dass alle Zahlungen, die OncoVista von dem Insolvenzverwalter aufgrund ihrer Aktionärsstellung erhält, pro rata in der Höhe an die Gläubiger weitergeleitet werden, in der die Gläubiger einschließlich OncoVista von AdnaGen Zahlungen erhalten hätten, wenn sie zum Zeitpunkt der Insolvenz noch Gläubiger der AdnaGen in dem Umfang wie

7. Guarantee if insolvency cannot be prevented
In case the efforts to conclude a financing round will not be successful and an insolvency of AdnaGen cannot be avoided, OncoVista guarantees to tbg, BioMed and MBG that all payments OncoVista may receive from the insolvency adminsitrator for its legal position as a shareholder of AdnaGen are forwarded pro rata to the Creditors including OncoVista's claims against AdnaGen, up to the extent they would have received payments if neither debt-equity swap nor subordination as in this agreement above specified

- 11 / 11 -

Vereinbarung vom 22.03.2009
Neuaufstellung AdnaGen

Agreement as of March 22, 2009
Positioning AdnaGen for turn-around:

am 31.12.2008 gewesen wären. Über den Innenausgleich vereinbaren sich tbg, BioMed, MBG und OncoVista gesondert. Die Gläubiger sind insoweit Gesamtgläubiger gegenüber OncoVista, deren Interessen die tbg in deren unwiderruflicher Vollmacht vertritt.

had taken place (as of effective date 31.12.2008). On the eventual pro rata internal share of such proceeds tbg, Biomed, MBG and OncoVista shall agree in due time. Against OncoVista, tbg shall be irrevocably empowered to bundle the interest of the Creditors in order to avoid multiple claims.

8. Mitverkaufsrecht

8.1

Für den Fall, dass tbg und/oder BioMed nach Abschluss dieser Vereinbarung Aktien, die sie aufgrund dieser Vereinbarung erworben haben, gegen Zahlung eines Geldbetrages zu übertragen beabsichtigt/beabsichtigen, bzw. für den Fall, dass die MBG Teile oder die Gesamtheit ihrer Stillen Beteiligung übertragen will, haben sie sich gegenseitig jeweils unverzüglich über diese Absicht, den potentiellen Erwerber und die vorgesehenen Bedingungen der Veräußerung schriftlich zu informieren.

8.2

Die in Ziff 8.1 genannten zu informierenden Parteien (Mitverkäufer) haben innerhalb von zwei Wochen nach Zugang der Information entspr. Ziff 8.1 das Recht, ihre Aktien bzw. ihre stille Beteiligung an der AdnaGen zu denselben Bedingungen an den/die potentiellen Erwerber zu übertragen, indem sie ein entsprechendes Verkaufsangebot vorlegen. Die Parteien verpflichten sich jeweils, ihre Aktien bzw. ihre stille Beteiligung dem/den potentiellen Erwerber/n nur zu verkaufen und zu übertragen, wenn dieser/diese auch bereit ist/sind, die ggf. vorliegenden Verkaufsangebote der Mitverkäufer zu diesen Bedingungen anzunehmen.

Entscheiden sich die Mitverkäufer gegen ein Verkaufsangebot, so ist der anderen Partei die Übertragung ihrer Anteile bzw. der stillen Beteiligung erlaubt.

8.3

Der Kaufpreis für die stille Beteiligung der MBG entspricht dem der tbg und/oder der Biomed für ihre Aktien zu zahlenden Kaufpreis pro rata, wobei sich das Verhältnis nach dem Verhältnis des Kaufpreises zu den Forderungen bestimmt, die den zu übertragenden Aktien bzw. der zu übertragenden stillen

8. Tag along clause

8.1

In case that tbg and/or Biomed and/or MBG intend to transfer against cash shares that they have acquired in the course of the turnaround preparation regulated in this agreement, or loan amounts respectively, they have to inform the relevant other two parties of such intent, the potential purchaser and the provisioned conditions without further delay.

8.2

The parties of Art. 8.1 which shall be informed ("tag-along-sellers") have the right within two weeks after having received such information (according to Sec. 8.1) to put a written offer to transfer their shares or its silent investment in AdnaGen according to the same conditions to the potential purchaser as the original potential vendor.
The parties assure to each other only to sell their shares / silent investment to a potential purchaser and transfer such shares / loan amounts, if the purchaser is prepared to acquire fulfill the written offers of the other parties.

In case the tag-along-sellers decide not to prepare a written offer in time the remaining party may nevertheless transfer it's shares or silent investment.

8.3

The purchasing price for MBG's silent investment represents the cash amount paid to tbg and/or Biomed for their shares by the purchaser pro rata to the claims waived in Sec. 3 of this agreement, vice versa for the purchase price of the shares.

- 12 / 12 -

Vereinbarung vom 22.03.2009
Neuaufstellung AdnaGen

Agreement as of March 22, 2009
Positioning AdnaGen for turn-around:

Beteiligung entsprechen/entspricht, und zwar vor den Verzichten gem. Ziff. 3.. Dies gilt vice versa für den Kaufpreis der Aktien.

8.4
Beabsichtigt/beabsichtigen der/die Erwerber nur einen Teil der Aktien der tbg und/oder der Biomed, bzw. der stillen Beteiligung der MBG zu erwerben, besteht das Mitverkaufsrecht der anderen lediglich pro rata, wobei sich das Verhältnis nach dem Verhältnis der Forderungen der Gläubiger zu den Gesamtforderungen gem. Präambel vor den Verzichten gem. Ziff. 3 dieser Vereinbarung bestimmt.

8.4
In case the purchaser intends to acquire only a part of the shares of tbg and/or BioMed, respectively of the silent loan claims of MBG, the tag-in right of the others is to be taken into account pro rata on the total of all debts according to the Preamble and without taking into consideration the waivers in Sec. 3 of this Agreement.

8.5 Beispielrechnung
Ein Dritter bietet der tbg € 1'0 Mio. für 5% des Grundkapitals der AdnaGen AG, i.e. 2.500 Aktien. Dies entspricht 42,52% der Aktien der tbg (Berechnungsmodell ohne Zwischenrundungen).

Entsprechend Ziff. 8.1 informiert die tbg umgehend die MBG und die Biomed über das Angebot des Dritten. Innerhalb einer Frist von zwei Wochen kann sowohl die BioMed den Verkauf und die Übertragung von 42,52% ihrer gehaltenen Aktien (d.h. 1.285 Aktien) zu identischen Konditionen als auch die MBG den Verkauf und die Übertragung von 42,52% ihrer Forderungen aus der stillen Beteiligung an die AdnaGen gem Ziff. 8.2 gegenüber dem Dritten geltend machen.

In diesem Falle errechnet sich der Anspruch der MBG wie folgt:

Die tbg hält 5.880 Aktien (entsprechend einem gewandelten Darlehensbetrag von € 2'740.000,00). 2.500 Aktien entsprechen 42,52% der Gesamtaktien der tbg, d.h. einem Kreditbetrag in Höhe von € 1'164.965,99. Der Kaufpreis des Dritten entspricht somit 85,84% des Nominalwerts dieses Kreditbetrags.

Die MBG hat gem. Darlehensdaten der Präambel einen Darlehensbetrag von € 672.556,94. 42,52% dieses Darlehensbetrages sind € 285.951,08, den die MBG verlangen kann mitzuverkaufen und mitzuübertragen. Hierfür erhält sie einen Kaufpreis i.H.v. 85,84% des zu übertragenden Darlehensbetrages, also € 245.458,74.

8.5 Example calculation
A third party offers to tbg € 1'0 Mio in cash for 5% of the nominal share capital of AdnaGen AG, i.e. for 2.500 shares. This represents some 42,52% of of tbg total shares (no intermediate rounding of figures).

According to Sec. 8.1, tbg informs MBG and Biomed without any delay of the offer of the third party. Within two weeks time, MBG can now claim against tbg its tag-in right (see § 8.2 or 42,52% of its total claim) for the silent investment as well as Biomed for 42,52% of its share capital, i.e. 1.285 shares, by preparing a written offer.

In this case the amount MBG may claim is to be calculated as follows:

Tbg holds in total 5,880 shares, representing the waived receivable of € 2'740,000.00. 2.500 shares are 42,52% of the total share package of tbg, therefore representing a loan amount of € 1'164,965.99. The implicit quota for the loan therefore can be calculated to be 85,84%.

According to the loan data in the preamble, MBG has a loan amount of € 672.556.94, representing with the 42,52% an amount of € 285,951,08. at a quota of 85,84% resulting in € 245,458.74.

- 13 / 13 -

Vereinbarung vom 22.03.2009
Neuaufstellung AdnaGen

Agreement as of March 22, 2009
Positioning AdnaGen for turn-around:

Nun hat die MBG das Recht, von der tbg zu verlangen, ihre 5% an Aktien dem Dritten nicht zu verkaufen,

- solange nicht der Dritte sich verpflichtet, der MBG einen Betrag von € 245.458,74 zu zahlen, Zug um Zug gegen Abtretung einer Forderung der MBG gegenüber AdnaGen in Höhe von € 285.951,08 (Quote von 85,84%) und
- MBG dieses Angebot annimmt.

Gleichfalls kann die Biomed von der tbg verlangen, ihre Aktien nicht zu verkaufen, solange der Dritte nicht 1.285 Aktien aus dem Bestand der Biomed zum Gesamtpreis von € 514.000 übernimmt.

8.6
Sofern der Erwerber es ablehnt, die angebotene stille Beteiligung der MBG und/oder die angebotenen Aktien gem. Ziff. 8 ebenfalls zu kaufen, kann der verkaufswillige Aktionär seine Aktien nicht verkaufen. Geben die MBG oder der andere Aktionär kein Verkaufsangebot gem Ziff. 8. ab, so ist es dem verkaufswilligen Aktionär freigestellt, seine Aktien an den Dritten zu veräußern.

8.7
Für den Fall, dass die tbg die Gesamtheit ihrer Aktien überträgt, entfallen alle Rechte und Pflichten der tbg aus den Beteiligungsverträgen vom 30.08.2001 und 07.02.2000. Soweit hierin ein Verzicht liegt, nehmen tbg und AdnaGen, diesen wechselseitig an.

9. Übertragung durch OncoVista
OncoVista soll der AdnaGen als Leadinvestor mit einem Anteil von mehr als 50% erhalten bleiben, solange die Darlehen der Gläubiger entsprechend dieser Vereinbarung nicht vollständig getilgt worden sind. OncoVista bedarf daher zur wirksamen Übertragung von Aktien, die dazu führen würde, dass OncoVista weniger als 50 % der Aktien an AdnaGen hält, der vorherigen Zustimmung der Gläubiger. Diese Zustimmung darf nur aus sachlich gerechtfertigtem Grund verweigert werden. Beabsichtigt die OncoVista die Übertragung von weniger Aktien, bedarf sie der Zustimmung der Gläubiger nicht.

Now, MBG may claim from tbg not to sell its 5% of shares to the third party,

- as long the third party does not offer to MBG to pay € 245,458.74 against the receival of the claim against AdnaGen in the amount of € 285,951.08 (see the quota of 85,84%) and
- MBG accepts this offer.

Biomed may claim from tbg, not to sell as long as the third pary does not purchase 1.285 shares of Biomed in the amount of € 514.000

8.6
In case the third party purchaser declines to purchase the offer of MBG's part of it's silent partnership and/or the offer of the shares according to Subsec. 8 abovethe shareholder that is willing to sell shall not sell it's 5%. However, in case both, MBG and the other shareholderdo not prepare an according offer, the shareholder who is willing to sell may sell his shares to the third party.

8.7
With the transfer of all shares of tbg, tbg's rights and duties out of the silent partner contracts as of August, 30, 2001 and February, 7, 2000 are dispensed. As far as this constitutes a waiver, tbg and AdnaGen accept this waiver reciprocally.

9. Transfer of shares by OncoVista
OncoVista guarantees to stay as lead investor of AdnaGen with a share participation of more than 50% of the total AdnaGen share capital. This committment remains valid as long as the receivables of the Creditors have not been fully paid back. OncoVista shall therefore need the approval of the Creditors for any sale of shares that would lead to a reduction of OncoVista's share participation below 50%. Such approval can only be refused on justified and objective reasons. Share transfers that do not fall under such condition do not need approval from the Creditors.

- 14 / 14 -

Vereinbarung vom 22.03.2009
Neuaufstellung AdnaGen

Agreement as of March 22, 2009
Positioning AdnaGen for turn-around:

10. Übertragung Rechte und Pflichten

OncoVista kann ihre Rechte und Pflichten aus dieser Vereinbarung nur mit Zustimmung der Gäubiger auf Dritte übertragen. Die Zustimmung darf nur aus sachlich gerechtfertigtem Grund verweigert werden.

10. Transfer of rights & obligations

OncoVista may transfer its rights and obligations from this agreement to third parties with the consent of the Creditors only. Such approval can only be refused on justified and objective reasons.

11. Rechtswahl, Gerichtsstand

Auf diesen Vertrag und dessen Auslegung ist deutsches Recht anwendbar. Gerichtsstand ist Hannover.

11. Jurisdiction

Venue is Hannover. German law is applicable.

12. Sonstige Bestimmungen
12.1

Vertragsänderungen bedürfen der Schriftform und der ausdrücklichen Zustimmung des Aufsichtsrats von AdnaGen. Dasselbe gilt für einen Verzicht auf die vorstehende Regelung gem. S. 1

12. Other
12.1

All changes to this agreement need written form and approval of the Supervisory Board of AdnaGen. This is also applicable for the eventual change of § 13.1 (1).

12.2
Die Ungültigkeit einzelner Bestimmungen berührt nicht die Rechtswirksamkeit des Vertrages als Ganzen. An Stelle der unwirksamen Vorschrift ist eine Regelung zu vereinbaren, die der rechtlichen und wirtschaftlichen Zwecksetzung der Vertragsparteien am ehesten entspricht.

12.2
In case individual clauses of this agreement are invalid, such fact does not render the total agreement to be invalid. Instead of the invalid paragraph, the parties shall agree on a regulation that comes closest to the legal and economical intent of the parties.

12.3
Dieser Vertrag wird wirksam mit Unterzeichnung durch alle Vertragsparteien.

12.4
This Agreemennt becomes effective with the signature of all parties of this Agreement.

12.4
Dieser Vertrag liegt in deutscher und englischer Sprache vor. Bei der englischen Übersetzung handelt es sich um eine reine Arbeitsübersetzung, die nicht durch eine vereidigten Übersetzer durchgeführt wurde. Maßgeblich für den Inhalt und die Auslegung dieser Vereinbarung ist allein die deutsche Version.

This contract is available in the language versions of German and English. The translation into the English language reflects correctly the content of the relevant German version even though not being made by a sworn translator but internally and for working purposes only. The German version is exclusively applicable to the content and all questions of interpretation of this Agreement.

- 15 / 15 -

Vereinbarung vom 22.03.2009
Neuaufstellung AdnaGen

Agreement as of March 22, 2009
Positioning AdnaGen for turn-around:

Bonn, den..
tbg – Technologie-Beteiligungs-Gesellschaft mbH

Hannover, den....7.04.2009..
MBG Mittelständische Beteiligungsgesellschaft Niedersachsen

Hannover, den..
BioMed Venture GmbH

Hannover, den..
Rob Cawthorne

Hannover, den..
OncoVista, Inc.

Hannover, den..
AdnaGen AG

- 16 / 16 -

Vereinbarung vom 22.03.2009
Neuaufstellung AdnaGen

Agreement as of March 22, 2009
Positioning AdnaGen for turn-around:

Bonn, den...
tbg – Technologie-Beteiligungs-Gesellschaft mbH

Hannover, den...
MBG Mittelständische Beteiligungsgesellschaft Niedersachsen

Hannover, den......15.4.09...
BioMed Venture GmbH

Hannover, den...
Rob Cawthorne

Hannover, den...
OncoVista, Inc.

Hannover, den...
AdnaGen AG

- 16 / 16 -

15 Apr 09 17:46 Robert Cawthorn +33-4-9333-4323 p.1

Vereinbarung vom 22.03.2009
Neuaufstellung AdnaGen

Agreement as of March 22, 2009
Positioning AdnaGen for turn-around:

Bonn, den..
tbg – Technologie-Beteiligungs-Gesellschaft mbH

Hannover, den..
MBG Mittelständische Beteiligungsgesellschaft Niedersachsen

Hannover, den..
BioMed Venture GmbH

London
~~Hannover~~, den..
Rob Cawthorne

Hannover, den..
OncoVista, Inc.

Hannover, den..
AdnaGen AG

Vereinbarung vom 22.03.2009
Neuaufstellung AdnaGen

Agreement as of March 22, 2009
Positioning AdnaGen for turn-around:

Bonn, den 08.09.09 ....
tbg – Technologie-Beteiligungs-Gesellschaft mbH

tbg Technologie-Beteiligungs-Gesellschaft mbH
Ludwig-Erhard-Platz 1
53179 Bonn

Hannover, den..
MBG Mittelständische Beteiligungsgesellschaft Niedersachsen

Hannover, den..
BioMed Venture GmbH

Hannover, den..
Rob Cawthorne

Hannover, den..
OncoVista, Inc.

Hannover, den..
AdnaGen AG

- 16 / 16 -

Addendum zur Vereinbarung vom 22.03.2009 Neuaufstellung AdnaGen	Addendum to the Agreement as of March 22, 2009 Positioning AdnaGen for turn-around:

Addendum zur Vereinbarung / Addendum to the Agreement

Zwischen / between

tbg – Technologie-Beteiligungs-Gesellschaft mbH[1]
Ludwig-Erhard-Platz 3
53179 Bonn

- nachfolgend "tbg" genannt / thereafter called „tbg" -

und / and

MBG Mittelständische Beteiligungsgesellschaft Niedersachsen
Schiffgraben 33
30175 Hannover

- nachfolgend "MBG" genannt / thereafter called „MBG" -

und / and

FELICITAS Beteiligungsgesellschaft GmbH
(ehemals firmierend unter BioMed Venture GmbH)
c/o Sparkasse Hannover
Aegidientorplatz 1
30159 Hannover

- nachfolgend "FELICITAS" genannt / thereafter called „FELICITAS" –

und / and

Rob Cawthorne
c/o Mary Mullen
168 Swineheart Road, Coatesville
PA 19320, USA

- nachfolgend "Rob Cawthorne" genannt / thereafter called „Rob Cawthorne" -

- gemeinschaftlich nachfolgend „Gläubiger" / thereafter commonly called „Creditors" -

und / and

OncoVista, Inc.
14785 Omicron Drive, Ste. 104
San Antonio, Texas 78245

- nachfolgend "OncoVista" genannt / thereafter called „OncoVista" -

und / and

AdnaGen AG
Ostpassage 7
30853 Langenhagen

- nachfolgend "AdnaGen" genannt / thereafter called "AdnaGen" -

[1] Alle von der tbg erbrachten Leistungen gemäß diesem Vertrag sind umsatzsteuerfreie Finanzdienstleistungen. Die Umsatzsteuer-Identifikationsnummer der KfW lautet: DE 114 104 280. (Umsatzsteuerliche Organschaft mit der KfW).

- 1 / 4 -

4-

Addendum zur
Vereinbarung vom 22.03.2009
Neuaufstellung AdnaGen

Präambel:

Die Gläubiger haben mit der Vereinbarung vom 22.03.2009 mittels Wandlung von Schulden in Eigenkapital sowie mittels Zinsverzicht und Nachrangigkeit einen wesentlichen Beitrag geleistet zur Stabilisierung der AdnaGen.

Das operative Geschäft der AdnaGen hat große Fortschritte in Richtung Umsatzentwicklung gemacht. Die Implementierung einer Wachstumsfinanzierungsrunde ist ebenso vorangekommen, wenn auch nicht innerhalb der erhofften Fristen bis zum 30.07.2009 finalisiert.

Die Umsetzung der Kapitalkürzung und die Durchführung der Kapitalrunde benötigen mehr Zeit als durch die Beteiligten eingeplant wurde, so dass eine Anpassung der Fristen erforderlich ist.

Die Parteien der Vereinbarung wollen der AdnaGen dementsprechend eine weitere Frist einräumen, um die begonnenen Schritte zur Finanzierungsrunde erfolgreich zum Ende zu bringen und vereinbaren daher wie folgt.

Addendum 1: Setzung einer neuen Frist
AdnaGen erhält, analog zur bisherigen Fristsetzung 30.07.2009 gem. Absatz 3.5, eine weitere Frist bis zum 31.12.2009 zur Herbeiführung einer schriftlichen, verbindlichen Zahlungszusage eines oder mehrerer Investoren über mindestens zwei Millionen Euro.
Die Frist 30.08.2009 zur Information seitens der Adnagen wird ebenfalls um 5 Monate – also bis zum 31.01.2010 verlängert. Die informierte Partei kann die schriftliche Erklärung nunmehr bis zum 31.05.2010 abgeben.
Die Frist 31.09.2009 des Absatzes 4 zur Rückübertragung von Aktien wird bis zum 31.12.2010 verlängert.

Für die Frist des 30. Juli 2009 aus den Absätzen 3.5, 3.6, 3.7, 3.8, 5.3 gilt eine Verlängerung bis zum 30.06.2010.

Addendum to the
Agreement as of March 22, 2009
Positioning AdnaGen for turn-around:

Preamble

With the Agreement as of March 22, 2009, the creditors of AdnaGen supported the company in its recapitalization with a waiver of receivables and interest claims as well as claim subordination.

Operative business of AdnaGen has progressed substantially in terms of sales growth. The implementation of a growth financing round has progressed, however, could not be finalised within the given deadline of July 30, 2009.

The implementation of both, the capital decrease and the subsequent capital increase last longer than expected by all participants. Therefore, a prolongation of deadlines is necessary.

The parties to the Agreement intend to give to AdnaGen a second deadline in order to let AdnaGen implement the started efforts on financing. Therefore the parties agree as follows:

Addendum 1: new deadline
AdnaGen receives corresponding to the old deadline of July 30, 2009 (article 3.5) a new deadline until December 31, 2009, for the achievement of a written and binding term sheet of one or more investors in the amount of minimum € 2 Mio.
AdnaGen's information deadline of August 30, 2009 is consequently delayed for 5 months, until January 31, 2010. Such informed party may now react in written form until May 31, 2010 (see article 3.5). The deadline September 31, 2009, to retransfer the shares according to Article 4 will be prolonged to December 31, 2010.

For the deadline July 30, 2009, from articles 3.5, 3.6, 3.7, 3.8, 5.3 the valid replacing date shall be June 30, 2010.

- 2 / 4 -

4.

Addendum zur
Vereinbarung vom 22.03.2009
Neuaufstellung AdnaGen

Addendum to the
Agreement as of March 22, 2009
Positioning AdnaGen for turn-around:

Addendum 2: Informationspflicht AdnaGen
AdnaGen wird die Gläubiger bis zum 31.12.2009 monatlich jeweils schriftlich mit aussagekräftigen Reports über den Stand des operativen Geschäfts, der Liquidität und der Zusagen gemäß Ziffer 1 dieses Nachtrages informieren.

Addendum 3: Steuerliche Wirkung
Ein vorläufiges steuerliches Gutachten kommt zu dem Schluss, dass das Risiko, Zahlungen auszulösen, durch die Konstruktion des Forderungsverzichts auf Seiten der Gläubiger bei einer Zahlungszusage sehr gering ist. In Abänderung des Absatzes 3.10 der Vereinbarung vom 22.03.2009 wird AdnaGen daher keine verbindliche Auskunft beim Finanzamt beantragen.

Addendum 4: Liquiditätsgarantie OncoVista
Die OncoVista verlängert ihre Liquiditätsgarantie aus Absatz 6 der Vereinbarung bis zum 31.12.2009.

Addendum 5: Zustimmungspflicht
Der Abschluss, die Änderung und die Aufhebung von wesentlichen Unternehmensverträgen (wie z.B. Gewinnabführungsverträgen, Organschafts-, Lizenz- und Patentnutzungsverträgen) bedürfen innerhalb der gegebenen Frist der vorherigen schriftlichen Zustimmung der Gläubiger.
Sofern die Gläubiger nicht innerhalb von 12 Arbeitstagen nach Erhalt der Entscheidungsvorlage vom AdnaGen Management den zustimmungspflichtigem Sachverhalt widersprechen, gilt eine Zustimmung als erteilt.

Addendum 6: Sonstige Bestimmungen
Alle anderen Inhalte der Vereinbarung vom 22.03.2009 bleiben unberürt und gültig.

Dieses Addendum liegt in deutscher und englischer Sprache vor. Bei der englischen Übersetzung handelt es sich um eine reine Arbeitsübersetzung, die nicht durch eine vereidigten Übersetzer durchgeführt wurde. Maßgeblich für den Inhalt und die Auslegung dieser Vereinbarung ist allein die deutsche Version.

Addendum 2: AdnaGen information duties

AdnaGen shall inform the creditors until December 31, 2009, within the new deadline with written monthly reports on operative business, liquidity situation and the implementation of the Financing with relevance to this agreement's article 1.

Addendum 3: tax implications
A preliminary report on tax implication of the Agreement's construction of loan waiver comes to the conclusion of a very low probability for cash out risks in the case of achievement of a term sheet. Changing article 3.10 of the original Agreement, the Hannover tax office is not asked for an official statement.

Addendum 4: Liquidity guarantee OncoVista
OncoVista shall extend its liquidity guarantee as of article 6 of the original agreement to December 31, 2009..

Addendum 5: Approvals
The conclusion, the change and the cancellation of major company contracts, such as profit share agreements, tax agreements, license- and patent utilization agreements within the given new deadline need prior written approval of the creditors

In case the creditors do not decline such decision on major company contracts within 12 working days after having received the request from AdnaGen management, an approval is deemed to be given.

Addendum 6:. Other
All other articles of the Agreement as of March 22, 2009 stay untouched and valid.

This contract is available in the language versions of German and English. The translation into the English language reflects correctly the content of the relevant German version even though not being made by a sworn translator but internally and for working purposes only. The German version is exclusively applicable to the content and all ques-

- 3 / 4 -

Addendum zur Vereinbarung vom 22.03.2009 Neuaufstellung AdnaGen	Addendum to the Agreement as of March 22, 2009 Positioning AdnaGen for turn-around:

tions of interpretation of this Agreement.

Addendum 7: Ergänzung zu Pkt. 8.7
Die Regelung in 8.7 gilt nicht für den Fall, dass die tbg Aktien an die Oncovista zurück überträgt.

Addendum 7: Addition to Article 8.7
Article 8.7 is not valid for the case that tbg returns shares to OncoVista.

Bonn, den......ppa. [signature] i.V. [signature]
tbg – Technologie-Beteiligungs-Gesellschaft mbH

Hannover, den....13.11.2009 [signature] [signature]
MBG Mittelständische Beteiligungsgesellschaft Niedersachsen

Hannover, den..
FELICITAS Beteiligungsgesellschaft mbH (ehem. BioMed Venture GmbH)

Hannover, den..
Rob Cawthorne

Hannover, den........Alexander L. Weis
OncoVista, Inc.

Hannover, den........Alexander L. Weis
AdnaGen AG

- 4 / 4 -

Addendum zur
Vereinbarung vom 22.03.2009
Neuaufstellung AdnaGen

Addendum to the
Agreement as of March 22, 2009
Positioning AdnaGen for turn-around:

tions of interpretation of this Agreement.

Addendum 7: Ergänzung zu Pkt. 8.7
Die Regelung in 8.7 gilt nicht für den Fall, dass die tbg Aktien an die Oncovista zurück überträgt.

Addendum 7: Addition to Article 8.7
Article 8.7 is not valid for the case that tbg returns shares to OncoVista.

Bonn, den..
tbg – Technologie-Beteiligungs-Gesellschaft mbH

Hannover, den..
MBG Mittelständische Beteiligungsgesellschaft Niedersachsen

Hannover, den..
FELICITAS Beteiligungsgesellschaft mbH (ehem. BioMed Venture GmbH)

Hannover, den..
Rob Cawthorn

Hannover, den..
OncoVista, Inc.

Alexander L. Weis

Hannover, den..
AdnaGen AG

Alexander L. Weis

- 4 / 4 -

Addendum zur Vereinbarung vom 22.03.2009 Neuaufstellung AdnaGen | Addendum to the Agreement as of March 22, 2009 Positioning AdnaGen for turn-around:

Addendum zur Vereinbarung / Addendum to the Agreement

Zwischen / between

tbg – Technologie-Beteiligungs-Gesellschaft mbH[1]
Ludwig-Erhard-Platz 3
53179 Bonn

- nachfolgend "tbg" genannt / thereafter called „tbg" -

und / and

MBG Mittelständische Beteiligungsgesellschaft Niedersachsen
Schiffgraben 33
30175 Hannover

- nachfolgend "MBG" genannt / thereafter called „MBG" -

und / and

FELICITAS Beteiligungsgesellschaft GmbH
(ehemals firmierend unter BioMed Venture GmbH)
c/o Sparkasse Hannover
Aegidientorplatz 1
30159 Hannover

- nachfolgend "FELICITAS" genannt / thereafter called „FELICITAS" –

und / and

Rob Cawthorne
c/o Mary Mullen
168 Swineheart Road, Coatesville
PA 19320, USA

- nachfolgend "Rob Cawthorne" genannt / thereafter called „Rob Cawthorne" -

- gemeinschaftlich nachfolgend „Gläubiger" / thereafter commonly called „Creditors" -

und / and

OncoVista, Inc.
14785 Omicron Drive, Ste. 104
San Antonio, Texas 78245

- nachfolgend "OncoVista" genannt / thereafter called „OncoVista" -

und / and

AdnaGen AG
Ostpassage 7
30853 Langenhagen

- nachfolgend "AdnaGen" genannt / thereafter called "AdnaGen" -

[1] Alle von der tbg erbrachten Leistungen gemäß diesem Vertrag sind umsatzsteuerfreie Finanzdienstleistungen. Die Umsatzsteuer-Identifikationsnummer der KfW lautet: DE 114 104 280. (Umsatzsteuerliche Organschaft mit der KfW).

- 1 / 4 -

Addendum zur
Vereinbarung vom 22.03.2009
Neuaufstellung AdnaGen

Präambel:

Die Gläubiger haben mit der Vereinbarung vom 22.03.2009 mittels Wandlung von Schulden in Eigenkapital sowie mittels Zinsverzicht und Nachrangigkeit einen wesentlichen Beitrag geleistet zur Stabilisierung der AdnaGen.

Das operative Geschäft der AdnaGen hat große Fortschritte in Richtung Umsatzentwicklung gemacht. Die Implementierung einer Wachstumsfinanzierungsrunde ist ebenso vorangekommen, wenn auch nicht innerhalb der erhofften Fristen bis zum 30.07.2009 finalisiert.

Die Umsetzung der Kapitalkürzung und die Durchführung der Kapitalrunde benötigen mehr Zeit als durch die Beteiligten eingeplant wurde, so dass eine Anpassung der Fristen erforderlich ist.

Die Parteien der Vereinbarung wollen der AdnaGen dementsprechend eine weitere Frist einräumen, um die begonnenen Schritte zur Finanzierungsrunde erfolgreich zum Ende zu bringen und vereinbaren daher wie folgt.

Addendum 1: Setzung einer neuen Frist

AdnaGen erhält, analog zur bisherigen Fristsetzung 30.07.2009 gem. Absatz 3.5, eine weitere Frist bis zum 31.12.2009 zur Herbeiführung einer schriftlichen, verbindlichen Zahlungszusage eines oder mehrerer Investoren über mindestens zwei Millionen Euro.
Die Frist 30.08.2009 zur Information seitens der Adnagen wird ebenfalls um 5 Monate – also bis zum 31.01.2010 verlängert. Die informierte Partei kann die schriftliche Erklärung nunmehr bis zum 31.05.2010 abgeben.
Die Frist 31.09.2009 des Absatzes 4 zur Rückübertragung von Aktien wird bis zum 31.12.2010 verlängert.

Für die Frist des 30. Juli 2009 aus den Absätzen 3.5, 3.6, 3.7, 3.8, 5.3 gilt eine Verlängerung bis zum 30.06.2010.

Addendum to the
Agreement as of March 22, 2009
Positioning AdnaGen for turn-around:

Preamble

With the Agreement as of March 22, 2009, the creditors of AdnaGen supported the company in its recapitalization with a waiver of receivables and interest claims as well as claim subordination.

Operative business of AdnaGen has progressed substantially in terms of sales growth. The implementation of a growth financing round has progressed, however, could not be finalised within the given deadline of July 30, 2009.

The implementation of both, the capital decrease and the subsequent capital increase last longer than expected by all participants. Therefore, a prolongation of deadlines is necessary.

The parties to the Agreement intend to give to AdnaGen a second deadline in order to let AdnaGen implement the started efforts on financing. Therefore the parties agree as follows:

Addendum 1: new deadline

AdnaGen receives corresponding to the old deadline of July 30, 2009 (article 3.5) a new deadline until December 31, 2009, for the achievement of a written and binding term sheet of one or more investors in the amount of minimum € 2 Mio.
AdnaGen's information deadline of August 30, 2009 is consequently delayed for 5 months, until January 31, 2010. Such informed party may now react in written form until May 31, 2010 (see article 3.5). The deadline September 31, 2009, to retransfer the shares according to Article 4 will be prolonged to December 31, 2010.

For the deadline July 30, 2009, from articles 3.5, 3.6, 3.7, 3.8, 5.3 the valid replacing date shall be June 30, 2010.

- 2 / 4 -

/M.

Addendum zur
Vereinbarung vom 22.03.2009
Neuaufstellung AdnaGen

Addendum to the
Agreement as of March 22, 2009
Positioning AdnaGen for turn-around:

Addendum 2: Informationspflicht AdnaGen

AdnaGen wird die Gläubiger bis zum 31.12.2009 monatlich jeweils schriftlich mit aussagekräftigen Reports über den Stand des operativen Geschäfts, der Liquidität und der Zusagen gemäß Ziffer 1 dieses Nachtrages informieren.

Addendum 3: Steuerliche Wirkung

Ein vorläufiges steuerliches Gutachten kommt zu dem Schluss, dass das Risiko, Zahlungen auszulösen, durch die Konstruktion des Forderungsverzichts auf Seiten der Gläubiger bei einer Zahlungszusage sehr gering ist. In Abänderung des Absatzes 3.10 der Vereinbarung vom 22.03.2009 wird AdnaGen daher keine verbindliche Auskunft beim Finanzamt beantragen.

Addendum 4: Liquiditätsgarantie OncoVista

Die OncoVista verlängert ihre Liquiditätsgarantie aus Absatz 6 der Vereinbarung bis zum 31.12.2009.

Addendum 5: Zustimmungspflicht

Der Abschluss, die Änderung und die Aufhebung von wesentlichen Unternehmensverträgen (wie z.B. Gewinnabführungsverträgen, Organschafts-, Lizenz- und Patentnutzungsverträgen) bedürfen innerhalb der gegebenen Frist der vorherigen schriftlichen Zustimmung der Gläubiger.

Sofern die Gläubiger nicht innerhalb von 12 Arbeitstagen nach Erhalt der Entscheidungsvorlage vom AdnaGen Management den zustimmungspflichtigem Sachverhalt widersprechen, gilt eine Zustimmung als erteilt.

Addendum 6: Sonstige Bestimmungen

Alle anderen Inhalte der Vereinbarung vom 22.03.2009 bleiben unberürt und gültig.

Dieses Addendum liegt in deutscher und englischer Sprache vor. Bei der englischen Übersetzung handelt es sich um eine reine Arbeitsübersetzung, die nicht durch eine vereidigten Übersetzer durchgeführt wurde. Maßgeblich für den Inhalt und die Auslegung dieser Vereinbarung ist allein die deutsche Version.

Addendum 2: AdnaGen information duties

AdnaGen shall inform the creditors until December 31, 2009, within the new deadline with written monthly reports on operative business, liquidity situation and the implementation of the Financing with relevance to this agreement's article 1.

Addendum 3: tax implications

A preliminary report on tax implication of the Agreement's construction of loan waiver comes to the conclusion of a very low probability for cash out risks in the case of achievement of a term sheet. Changing article 3.10 of the original Agreement, the Hannover tax office is not asked for an official statement.

Addendum 4: Liquidity guarantee OncoVista

OncoVista shall extend its liquidity guarantee as of article 6 of the original agreement to December 31, 2009..

Addendum 5: Approvals

The conclusion, the change and the cancellation of major company contracts, such as profit share agreements, tax agreements, license- and patent utilization agreements within the given new deadline need prior written approval of the creditors

In case the creditors do not decline such decision on major company contracts within 12 working days after having received the request from AdnaGen management, an approval is deemed to be given.

Addendum 6:. Other

All other articles of the Agreement as of March 22, 2009 stay untouched and valid.

This contract is available in the language versions of German and English. The translation into the English language reflects correctly the content of the relevant German version even though not being made by a sworn translator but internally and for working purposes only. The German version is exclusively applicable to the content and all ques-

- 3 / 4 -

Addendum zur
Vereinbarung vom 22.03.2009
Neuaufstellung AdnaGen

Addendum to the
Agreement as of March 22, 2009
Positioning AdnaGen for turn-around:

tions of interpretation of this Agreement.

Addendum 7: Ergänzung zu Pkt. 8.7
Die Regelung in 8.7 gilt nicht für den Fall, dass die tbg Aktien an die Oncovista zurück überträgt.

Addendum 7: Addition to Article 8.7
Article 8.7 is not valid for the case that tbg returns shares to OncoVista.

Bonn, den..
tbg – Technologie-Beteiligungs-Gesellschaft mbH

Hannover, den..
MBG Mittelständische Beteiligungsgesellschaft Niedersachsen

Hannover, den 23.12.09 [signature]
FELICITAS Beteiligungsgesellschaft mbH (ehem. BioMed Venture GmbH)

Hannover, den..
Rob Cawthorne

Hannover, den..
OncoVista, Inc.

Hannover, den..
AdnaGen AG

- 4 / 4 -

Addendum II zur Vereinbarung vom 22.03.2009 und dem Addendum I vom Dezember 2009	Addendum II to the Agreement as of March 22, 2009 and to Addendum I as of Dec 2009

Addendum zur Vereinbarung / Addendum to the Agreement

Zwischen / between

tbg – Technologie-Beteiligungs-Gesellschaft mbH[1]
Ludwig-Erhard-Platz 1-3
53179 Bonn

- nachfolgend "tbg" genannt / thereafter called „tbg" -

und / and

MBG Mittelständische Beteiligungsgesellschaft Niedersachsen
Schiffgraben 33
30175 Hannover

- nachfolgend "MBG" genannt / thereafter called „MBG" -

und / and

FELICITAS Beteiligungsgesellschaft GmbH
(ehemals firmierend unter BioMed Venture GmbH)
c/o Sparkasse Hannover
Aegidientorplatz 1
30159 Hannover

- nachfolgend "FELICITAS" genannt / thereafter called „FELICITAS" –

und / and

Rob Cawthorn
c/o Mary Mullen
168 Swineheart Road, Coatesville
PA 19320, USA

- nachfolgend "Rob Cawthorn" genannt / thereafter called „Rob Cawthorn" -

- gemeinschaftlich nachfolgend „Gläubiger" / thereafter commonly called „Creditors" -

und / and

OncoVista, Inc.
14785 Omicron Drive, Ste. 104
San Antonio, Texas 78245

- nachfolgend "OncoVista" genannt / thereafter called „OncoVista" -

und / and

AdnaGen AG
Ostpassage 7
30853 Langenhagen

- nachfolgend "AdnaGen" genannt / thereafter called "AdnaGen" -

[1] Alle von der tbg erbrachten Leistungen gemäß diesem Vertrag sind umsatzsteuerfreie Finanzdienstleistungen. Die Umsatzsteuer-Identifikationsnummer der KfW lautet: DE 114 104 280. (Umsatzsteuerliche Organschaft mit der KfW).

- 1 / 4 -

Addendum II zur
Vereinbarung vom 22.03.2009
und dem Addendum I vom Dezember 2009

Präambel:

Die Gläubiger haben mit der Vereinbarung vom 22.03.2009 (genannt Vereinbarung) in der Fassung des Addendums vom Dezember 2009 (genannt Addendum I), einen wesentlichen Beitrag zur Stabilisierung der AdnaGen geleistet. Sie wollen nunmehr sicherstellen, dass innerhalb der zu gebenden Fristen keine für die Gemeinschaft u.U. schädlichen Einzelentscheidungen von Gläubigern über die Fortsetzung der Restrukturierung getroffen werden. Die Wahlrechte zur Rückabwicklung der Restrukturierung gem. Vereinbarung und Addendum sollen im Konsens innerhalb der Gruppe KfW, BioMed bzw. Felicitas und mbg nur gemeinschaftlich ausgeübt werden.

Die Parteien der Vereinbarung wollen der AdnaGen eine weitere Frist einräumen, um die operative Restrukturierung weiterzuführen und die begonnenen Schritte zur Finanzierungsrunde erfolgreich zum Ende zu bringen und vereinbaren daher wie folgt.

Addendum II 1: Anpassung der Fristen

AdnaGen erhält, analog zur bisherigen Fristsetzung 30.07.2009 gem. § 3.5 bis § 3.8 sowie § 5.3 der Vereinbarung sowie 31.12.2009 gem. § 1 des Addendums I, eine weitere Frist bis zum 30.06.2011 zur Herbeiführung einer schriftlichen, verbindlichen Zahlungszusage eines oder mehrerer Investoren über mindestens zwei Millionen Euro. Alternativ kann die Finanzierungsrunde auch über die OncoVista durchgeführt werden, so dass die € 2'0 Mio über die OncoVista Inc. in die AdnaGen eingebracht werden. Als dritte Möglichkeit zählt auch der Verkauf der AdnaGen bei gleichzeitiger Tilgung der Schulden der Stillen Gesellschaft mit der mbg, unter Beachtung des durch den Rangrücktritt gegebenen rechtlichen Rahmens.

Die Frist 30.08.2009 der Vereinbarung bzw. 31.01.2010 des Addendums I zur Information seitens der Adnagen wird ebenso auf den

Addendum II to the
Agreement as of March 22, 2009
and to Addendum I as of Dec 2009

Preamble

With the Agreement as of March 22, 2009, (hereafter called Agreement) as amended by the Addendum as of December 2009 (hereafter called Addendum), the creditors of AdnaGen supported the company in its recapitalization significantly .
The creditors as of the Agreement Preamble intend to assure that within the given deadlines no singular decision of one creditor only is taken, however, that the right to revert the restructuring is only used in consensus between the group KfW, BioMed and Felicitas.

The parties to the Agreement intend to give to AdnaGen another deadline in order to let AdnaGen continue the path of operative restructuring and to implement the started efforts on financing. Therefore the parties agree as follows:

Addendum II 1: Change of deadline

AdnaGen receives corresponding to the old deadline of July 30, 2009 (§ 3.5 to §3.8 and § 5.3 agreement as well as § 1 Addendum I) a new deadline until June 30, 2011, for the achievement of a written and binding term sheet of one or more investors in the amount of minimum € 2 Mio. Alternatively, such financing round could be effected via OncoVista Inc, injecting € 2'0 of cash into AdnaGen. As a second alternative, AdnaGen could be sold to a third party under the condition of repayment of mbg silent loan. This case will take into consideration the given legal framework of loan subordination.

AdnaGen's information deadline of August 30, 2009 of the Agreement respectively 31.01.2010 of the Addendum I is consequently fixed to 30.06.2011.

- 2 / 4 -

Addendum II zur
Vereinbarung vom 22.03.2009
und dem Addendum I vom Dezember 2009

Addendum II to the
Agreement as of March 22, 2009
and to Addendum I as of Dec 2009

30.06.2011 festgelegt.

Die informierte Partei kann die schriftliche Erklärung nunmehr zwischen dem 01.07. 2011 und dem 30.07.2011 abgeben.

Die Frist 31.09.2009 des Absatzes 4 der Vereinbarung sowie 31.12.2010 des Addendums I zur Rückübertragung von Aktien wird bis zum 31.12.2011 verlängert.

Für die Frist des 30. Juli 2009 aus den Absätzen 3.5, 3.6, 3.7, 3.8, 5.3 gilt eine Verlängerung bis zum 30.06.2011.

Such informed party may now react in written form between July 01. 2011 and July 30, 2011.

The deadline September 31, 2009, to retransfer the shares according to Article 4 and December 31, 2010 as of Addendum I will be prolonged to December 31, 2011.

For the deadline July 30, 2009, from articles 3.5, 3.6, 3.7, 3.8, 5.3 the valid replacing date shall be June 30, 2011.

Addendum II 2: Informationspflicht AdnaGen
AdnaGen wird die Gläubiger quartalsmäßig jeweils schriftlich mit aussagekräftigen Reports über den Stand des operativen Geschäfts, der Liquidität und der Zusagen gemäß Ziffer 1 dieses Nachtrages informieren.

Addendum II 2: AdnaGen information duties
AdnaGen shall inform the creditors until December 31, 2009, within the new deadline with written quarterly reports on operative business, liquidity situation and the implementation of the Financing with relevance to this agreement's article 1.

Addendum II 3: Liquiditätsgarantie OncoVista
Die OncoVista verlängert ihre Liquiditätsgarantie aus Absatz 6 der Vereinbarung bis zum 30.06.2011.

Addendum II 3: Liquidity guarantee OncoVista
OncoVista shall extend its liquidity guarantee as of article 6 of the original agreement to June 30, 2011.

Addendum II 4: Zustimmungspflicht
Der Abschluss, die Änderung und die Aufhebung von wesentlichen Unternehmensverträgen (wie z.B. Gewinnabführungsverträgen, Organschafts-, Lizenz- und Patentnutzungsverträgen) bedürfen innerhalb der gegebenen Frist der vorherigen schriftlichen Zustimmung der Gläubiger.
Sofern die Gläubiger nicht innerhalb von 12 Arbeitstagen nach Erhalt der Entscheidungsvorlage vom AdnaGen Management dem zustimmungspflichtigen Sachverhalt widersprechen, gilt eine Zustimmung als erteilt.

Addendum II 4: Approvals
The conclusion, the change and the cancellation of major company contracts, such as profit share agreements, tax agreements, license- and patent utilization agreements within the given new deadline need prior written approval of the creditors

In case the creditors do not decline such decision on major company contracts within 12 working days after having received the request from AdnaGen management, an approval is deemed to be given.

Addendum II 5: Sonstige Bestimmungen
Alle anderen Inhalte der Vereinbarung vom 22.03.2009 und des Addendums I bleiben unberührt und gültig.

Addendum II 5: Other
All other articles of the Agreement as of March 22, 2009 and of the Addendum I stay untouched and valid.

- 3 / 4 -

Addendum II zur
Vereinbarung vom 22.03.2009
und dem Addendum I vom Dezember 2009

Addendum II to the
Agreement as of March 22, 2009
and to Addendum I as of Dec 2009

Dieses Addendum liegt in deutscher und englischer Sprache vor. Bei der englischen Übersetzung handelt es sich um eine reine Arbeitsübersetzung, die nicht durch einen vereidigten Übersetzer durchgeführt wurde. Maßgeblich für den Inhalt und die Auslegung dieser Vereinbarung ist allein die deutsche Version.

This contract is available in the language versions of German and English. The translation into the English language reflects correctly the content of the relevant German version even though not being made by a sworn translator but internally and for working purposes only. The German version is exclusively applicable to the content and all questions of interpretation of this Agreement.

Bonn, den..
tbg – Technologie-Beteiligungs-Gesellschaft mbH

Hannover, den..
MBG Mittelständische Beteiligungsgesellschaft Niedersachsen

FELICITAS Beteiligungs-
gesellschaft Hannover mbH
c/o Sparkasse Hannover
Aegidientorplatz 1
30159 Hannover

Hannover, den 11.6.2010
FELICITAS Beteiligungsgesellschaft mbH (ehem. BioMed Venture GmbH)

Hannover, den..
Rob Cawthorn

ert

Hannover, den
OncoVista, Inc.

Alexander L. Weis

Hannover, den
AdnaGen AG

Alexander L. Weis

- 4 / 4 -

Addendum II zur Vereinbarung vom 22.03.2009 und dem Addendum I vom Dezember 2009	Addendum II to the Agreement as of March 22, 2009 and to Addendum I as of Dec 2009

Addendum zur Vereinbarung / Addendum to the Agreement

Zwischen / between

tbg – Technologie-Beteiligungs-Gesellschaft mbH[1]
Ludwig-Erhard-Platz 1-3
53179 Bonn

- nachfolgend "tbg" genannt / thereafter called „tbg" -

und / and

MBG Mittelständische Beteiligungsgesellschaft Niedersachsen
Schiffgraben 33
30175 Hannover

- nachfolgend "MBG" genannt / thereafter called „MBG" -

und / and

FELICITAS Beteiligungsgesellschaft GmbH
(ehemals firmierend unter BioMed Venture GmbH)
c/o Sparkasse Hannover
Aegidientorplatz 1
30159 Hannover

- nachfolgend "FELICITAS" genannt / thereafter called „FELICITAS" –

und / and

Rob Cawthorn
c/o Mary Mullen
168 Swineheart Road, Coatesville
PA 19320, USA

- nachfolgend "Rob Cawthorn" genannt / thereafter called „Rob Cawthorn" -

- gemeinschaftlich nachfolgend „Gläubiger" / thereafter commonly called „Creditors" -

und / and

OncoVista, Inc.
14785 Omicron Drive, Ste. 104
San Antonio, Texas 78245

- nachfolgend "OncoVista" genannt / thereafter called „OncoVista" -

und / and

AdnaGen AG
Ostpassage 7
30853 Langenhagen

- nachfolgend "AdnaGen" genannt / thereafter called "AdnaGen" -

[1] Alle von der tbg erbrachten Leistungen gemäß diesem Vertrag sind umsatzsteuerfreie Finanzdienstleistungen. Die Umsatzsteuer-Identifikationsnummer der KfW lautet: DE 114 104 280. (Umsatzsteuerliche Organschaft mit der KfW).

- 1 / 4 -

Addendum II zur
Vereinbarung vom 22.03.2009
und dem Addendum I vom Dezember 2009

Addendum II to the
Agreement as of March 22, 2009
and to Addendum I as of Dec 2009

Präambel:

Die Gläubiger haben mit der Vereinbarung vom 22.03.2009 (genannt Vereinbarung) in der Fassung des Addendums vom Dezember 2009 (genannt Addendum I), einen wesentlichen Beitrag zur Stabilisierung der AdnaGen geleistet. Sie wollen nunmehr sicherstellen, dass innerhalb der zu gebenden Fristen keine für die Gemeinschaft u.U. schädlichen Einzelentscheidungen von Gläubigern über die Fortsetzung der Restrukturierung getroffen werden. Die Wahlrechte zur Rückabwicklung der Restrukturierung gem. Vereinbarung und Addendum sollen im Konsens innerhalb der Gruppe KfW, BioMed bzw. Felicitas und mbg nur gemeinschaftlich ausgeübt werden.

Die Parteien der Vereinbarung wollen der AdnaGen eine weitere Frist einräumen, um die operative Restrukturierung weiterzuführen und die begonnenen Schritte zur Finanzierungsrunde erfolgreich zum Ende zu bringen und vereinbaren daher wie folgt.

Addendum II 1: Anpassung der Fristen

AdnaGen erhält, analog zur bisherigen Fristsetzung 30.07.2009 gem. § 3.5 bis § 3.8 sowie § 5.3 der Vereinbarung sowie 31.12.2009 gem. § 1 des Addendums I, eine weitere Frist bis zum 30.06.2011 zur Herbeiführung einer schriftlichen, verbindlichen Zahlungszusage eines oder mehrerer Investoren über mindestens zwei Millionen Euro. Alternativ kann die Finanzierungsrunde auch über die OncoVista durchgeführt werden, so dass die € 2'0 Mio über die OncoVista Inc. in die AdnaGen eingebracht werden. Als dritte Möglichkeit zählt auch der Verkauf der AdnaGen bei gleichzeitiger Tilgung der Schulden der Stillen Gesellschaft mit der mbg, unter Beachtung des durch den Rangrücktritt gegebenen rechtlichen Rahmens.

Die Frist 30.08.2009 der Vereinbarung bzw. 31.01.2010 des Addendums I zur Information seitens der Adnagen wird ebenso auf den

Preamble

With the Agreement as of March 22, 2009, (hereafter called Agreement) as amended by the Addendum as of December 2009 (hereafter called Addendum), the creditors of AdnaGen supported the company in its recapitalization significantly .
The creditors as of the Agreement Preamble intend to assure that within the given deadlines no singular decision of one creditor only is taken, however, that the right to revert the restructuring is only used in consensus between the group KfW, BioMed and Felicitas.

The parties to the Agreement intend to give to AdnaGen another deadline in order to let AdnaGen continue the path of operative restructuring and to implement the started efforts on financing. Therefore the parties agree as follows:

Addendum II 1: Change of deadline

AdnaGen receives corresponding to the old deadline of July 30, 2009 (§ 3.5 to §3.8 and § 5.3 agreement as well as § 1 Addendum I) a new deadline until June 30, 2011, for the achievement of a written and binding term sheet of one or more investors in the amount of minimum € 2 Mio. Alternatively, such financing round could be effected via OncoVista Inc, injecting € 2'0 of cash into AdnaGen. As a second alternative, AdnaGen could be sold to a third party under the condition of repayment of mbg silent loan. This case will take into consideration the given legal framework of loan subordination.

AdnaGen's information deadline of August 30, 2009 of the Agreement respectively 31.01.2010 of the Addendum I is consequently fixed to 30.06.2011.

- 2 / 4 -

Addendum II zur
Vereinbarung vom 22.03.2009
und dem Addendum I vom Dezember 2009

Addendum II to the
Agreement as of March 22, 2009
and to Addendum I as of Dec 2009

30.06.2011 festgelegt.

Die informierte Partei kann die schriftliche Erklärung nunmehr zwischen dem 01.07. 2011 und dem 30.07.2011 abgeben.

Die Frist 31.09.2009 des Absatzes 4 der Vereinbarung sowie 31.12.2010 des Addendums I zur Rückübertragung von Aktien wird bis zum 31.12.2011 verlängert.

Für die Frist des 30. Juli 2009 aus den Absätzen 3.5, 3.6, 3.7, 3.8, 5.3 gilt eine Verlängerung bis zum 30.06.2011.

Such informed party may now react in written form between July 01. 2011 and July 30, 2011.

The deadline September 31, 2009, to retransfer the shares according to Article 4 and December 31, 2010 as of Addendum I will be prolonged to December 31, 2011.

For the deadline July 30, 2009, from articles 3.5, 3.6, 3.7, 3.8, 5.3 the valid replacing date shall be June 30, 2011.

Addendum II 2: Informationspflicht AdnaGen

AdnaGen wird die Gläubiger quartalsmäßig jeweils schriftlich mit aussagekräftigen Reports über den Stand des operativen Geschäfts, der Liquidität und der Zusagen gemäß Ziffer 1 dieses Nachtrages informieren.

Addendum II 2: AdnaGen information duties

AdnaGen shall inform the creditors until December 31, 2009, within the new deadline with written quarterly reports on operative business, liquidity situation and the implementation of the Financing with relevance to this agreement's article 1.

Addendum II 3: Liquiditätsgarantie OncoVista

Die OncoVista verlängert ihre Liquiditätsgarantie aus Absatz 6 der Vereinbarung bis zum 30.06.2011.

Addendum II 3: Liquidity guarantee OncoVista

OncoVista shall extend its liquidity guarantee as of article 6 of the original agreement to June 30, 2011.

Addendum II 4: Zustimmungspflicht

Der Abschluss, die Änderung und die Aufhebung von wesentlichen Unternehmensverträgen (wie z.B. Gewinnabführungsverträgen, Organschafts-, Lizenz- und Patentnutzungsverträgen) bedürfen innerhalb der gegebenen Frist der vorherigen schriftlichen Zustimmung der Gläubiger.

Sofern die Gläubiger nicht innerhalb von 12 Arbeitstagen nach Erhalt der Entscheidungsvorlage vom AdnaGen Management dem zustimmungspflichtigen Sachverhalt widersprechen, gilt eine Zustimmung als erteilt.

Addendum II 4: Approvals

The conclusion, the change and the cancellation of major company contracts, such as profit share agreements, tax agreements, license- and patent utilization agreements within the given new deadline need prior written approval of the creditors

In case the creditors do not decline such decision on major company contracts within 12 working days after having received the request from AdnaGen management, an approval is deemed to be given.

Addendum II 5: Sonstige Bestimmungen

Alle anderen Inhalte der Vereinbarung vom 22.03.2009 und des Addendums I bleiben unberührt und gültig.

Addendum II 5: Other

All other articles of the Agreement as of March 22, 2009 and of the Addendum I stay untouched and valid.

- 3 / 4 -

Addendum II zur
Vereinbarung vom 22.03.2009
und dem Addendum I vom Dezember 2009

Addendum II to the
Agreement as of March 22, 2009
and to Addendum I as of Dec 2009

Dieses Addendum liegt in deutscher und englischer Sprache vor. Bei der englischen Übersetzung handelt es sich um eine reine Arbeitsübersetzung, die nicht durch einen vereidigten Übersetzer durchgeführt wurde. Maßgeblich für den Inhalt und die Auslegung dieser Vereinbarung ist allein die deutsche Version.

This contract is available in the language versions of German and English. The translation into the English language reflects correctly the content of the relevant German version even though not being made by a sworn translator but internally and for working purposes only. The German version is exclusively applicable to the content and all questions of interpretation of this Agreement.

Bonn, den...
tbg – Technologie-Beteiligungs-Gesellschaft mbH

Hannover, den 26.05.2010...
MBG Mittelständische Beteiligungsgesellschaft Niedersachsen

Hannover, den...
FELICITAS Beteiligungsgesellschaft mbH (ehem. BioMed Venture GmbH)

Hannover, den...
Rob Cawthorn

Hannover, den
OncoVista, Inc.

Alexander L. Weis

Hannover, den
AdnaGen AG

Alexander L. Weis

- 4 / 4 -

25. Mai
Erl.

Addendum II zur Vereinbarung vom 22.03.2009 und dem Addendum I vom Dezember 2009	Addendum II to the Agreement as of March 22, 2009 and to Addendum I as of Dec 2009

Addendum zur Vereinbarung / Addendum to the Agreement

Zwischen / between

tbg – Technologie-Beteiligungs-Gesellschaft mbH[1]
Ludwig-Erhard-Platz 1-3
53179 Bonn

- nachfolgend "tbg" genannt / thereafter called „tbg" -

und / and

MBG Mittelständische Beteiligungsgesellschaft Niedersachsen
Schiffgraben 33
30175 Hannover

- nachfolgend "MBG" genannt / thereafter called „MBG" -

und / and

FELICITAS Beteiligungsgesellschaft GmbH
(ehemals firmierend unter BioMed Venture GmbH)
c/o Sparkasse Hannover
Aegidientorplatz 1
30159 Hannover

- nachfolgend "FELICITAS" genannt / thereafter called „FELICITAS" –

und / and

Rob Cawthorn
c/o Mary Mullen
168 Swineheart Road, Coatesville
PA 19320, USA

- nachfolgend "Rob Cawthorn" genannt / thereafter called „Rob Cawthorn" -

- gemeinschaftlich nachfolgend „Gläubiger" / thereafter commonly called „Creditors" -

und / and

OncoVista, Inc.
14785 Omicron Drive, Ste. 104
San Antonio, Texas 78245

- nachfolgend "OncoVista" genannt / thereafter called „OncoVista" -

und / and

AdnaGen AG
Ostpassage 7
30853 Langenhagen

- nachfolgend "AdnaGen" genannt / thereafter called "AdnaGen" -

[1] Alle von der tbg erbrachten Leistungen gemäß diesem Vertrag sind umsatzsteuerfreie Finanzdienstleistungen. Die Umsatzsteuer-Identifikationsnummer der KfW lautet: DE 114 104 280. (Umsatzsteuerliche Organschaft mit der KfW).

- 1 / 4 -

Addendum II zur Vereinbarung vom 22.03.2009 und dem Addendum I vom Dezember 2009	Addendum II to the Agreement as of March 22, 2009 and to Addendum I as of Dec 2009
Präambel:	**Preamble**
Die Gläubiger haben mit der Vereinbarung vom 22.03.2009 (genannt Vereinbarung) in der Fassung des Addendums vom Dezember 2009 (genannt Addendum I), einen wesentlichen Beitrag zur Stabilisierung der AdnaGen geleistet. Sie wollen nunmehr sicherstellen, dass innerhalb der zu gebenden Fristen keine für die Gemeinschaft u.U. schädlichen Einzelentscheidungen von Gläubigern über die Fortsetzung der Restrukturierung getroffen werden. Die Wahlrechte zur Rückabwicklung der Restrukturierung gem. Vereinbarung und Addendum sollen im Konsens innerhalb der Gruppe KfW, BioMed bzw. Felicitas und mbg nur gemeinschaftlich ausgeübt werden.	With the Agreement as of March 22, 2009, (hereafter called Agreement) as amended by the Addendum as of December 2009 (hereafter called Addendum), the creditors of AdnaGen supported the company in its recapitalization significantly . The creditors as of the Agreement Preamble intend to assure that within the given deadlines no singular decision of one creditor only is taken, however, that the right to revert the restructuring is only used in consensus between the group KfW, BioMed and Felicitas.
Die Parteien der Vereinbarung wollen der AdnaGen eine weitere Frist einräumen, um die operative Restrukturierung weiterzuführen und die begonnenen Schritte zur Finanzierungsrunde erfolgreich zum Ende zu bringen und vereinbaren daher wie folgt.	The parties to the Agreement intend to give to AdnaGen another deadline in order to let AdnaGen continue the path of operative restructuring and to implement the started efforts on financing. Therefore the parties agree as follows:
Addendum II 1: Anpassung der Fristen	**Addendum II 1: Change of deadline**
AdnaGen erhält, analog zur bisherigen Fristsetzung 30.07.2009 gem. § 3.5 bis § 3.8 sowie § 5.3 der Vereinbarung sowie 31.12.2009 gem. § 1 des Addendums I, eine weitere Frist bis zum 30.06.2011 zur Herbeiführung einer schriftlichen, verbindlichen Zahlungszusage eines oder mehrerer Investoren über mindestens zwei Millionen Euro. Alternativ kann die Finanzierungsrunde auch über die OncoVista durchgeführt werden, so dass die € 2'0 Mio über die OncoVista Inc. in die AdnaGen eingebracht werden. Als dritte Möglichkeit zählt auch der Verkauf der AdnaGen bei gleichzeitiger Tilgung der Schulden der Stillen Gesellschaft mit der mbg, unter Beachtung des durch den Rangrücktritt gegebenen rechtlichen Rahmens.	AdnaGen receives corresponding to the old deadline of July 30, 2009 (§ 3.5 to §3.8 and § 5.3 agreement as well as § 1 Addendum I) a new deadline until June 30, 2011, for the achievement of a written and binding term sheet of one or more investors in the amount of minimum € 2 Mio. Alternatively, such financing round could be effected via OncoVista Inc, injecting € 2'0 of cash into AdnaGen. As a second alternative, AdnaGen could be sold to a third party under the condition of repayment of mbg silent loan. This case will take into consideration the given legal framework of loan subordination.
Die Frist 30.08.2009 der Vereinbarung bzw. 31.01.2010 des Addendums I zur Information seitens der Adnagen wird ebenso auf den	AdnaGen's information deadline of August 30, 2009 of the Agreement respectively 31.01.2010 of the Addendum I is consequently fixed to 30.06.2011.

- 2 / 4 -

Ui

Addendum II zur
Vereinbarung vom 22.03.2009
und dem Addendum I vom Dezember 2009

Addendum II to the
Agreement as of March 22, 2009
and to Addendum I as of Dec 2009

30.06.2011 festgelegt.

Die informierte Partei kann die schriftliche Erklärung nunmehr zwischen dem 01.07. 2011 und dem 30.07.2011 abgeben.

Die Frist 31.09.2009 des Absatzes 4 der Vereinbarung sowie 31.12.2010 des Addendums I zur Rückübertragung von Aktien wird bis zum 31.12.2011 verlängert.

Für die Frist des 30. Juli 2009 aus den Absätzen 3.5, 3.6, 3.7, 3.8, 5.3 gilt eine Verlängerung bis zum 30.06.2011.

Such informed party may now react in written form between July 01. 2011 and July 30, 2011.

The deadline September 31, 2009, to retransfer the shares according to Article 4 and December 31, 2010 as of Addendum I will be prolonged to December 31, 2011.

For the deadline July 30, 2009, from articles 3.5, 3.6, 3.7, 3.8, 5.3 the valid replacing date shall be June 30, 2011.

Addendum II 2: Informationspflicht AdnaGen

AdnaGen wird die Gläubiger quartalsmäßig jeweils schriftlich mit aussagekräftigen Reports über den Stand des operativen Geschäfts, der Liquidität und der Zusagen gemäß Ziffer 1 dieses Nachtrages informieren.

Addendum II 2: AdnaGen information duties

AdnaGen shall inform the creditors until December 31, 2009, within the new deadline with written quarterly reports on operative business, liquidity situation and the implementation of the Financing with relevance to this agreement's article 1.

Addendum II 3: Liquiditätsgarantie OncoVista

Die OncoVista verlängert ihre Liquiditätsgarantie aus Absatz 6 der Vereinbarung bis zum 30.06.2011.

Addendum II 3: Liquidity guarantee OncoVista

OncoVista shall extend its liquidity guarantee as of article 6 of the original agreement to June 30, 2011.

Addendum II 4: Zustimmungspflicht

Der Abschluss, die Änderung und die Aufhebung von wesentlichen Unternehmensverträgen (wie z.B. Gewinnabführungsverträgen, Organschafts-, Lizenz- und Patentnutzungsverträgen) bedürfen innerhalb der gegebenen Frist der vorherigen schriftlichen Zustimmung der Gläubiger.
Sofern die Gläubiger nicht innerhalb von 12 Arbeitstagen nach Erhalt der Entscheidungsvorlage vom AdnaGen Management dem zustimmungspflichtigen Sachverhalt widersprechen, gilt eine Zustimmung als erteilt.

Addendum II 4: Approvals

The conclusion, the change and the cancellation of major company contracts, such as profit share agreements, tax agreements, license- and patent utilization agreements within the given new deadline need prior written approval of the creditors

In case the creditors do not decline such decision on major company contracts within 12 working days after having received the request from AdnaGen management, an approval is deemed to be given.

Addendum II 5: Sonstige Bestimmungen

Alle anderen Inhalte der Vereinbarung vom 22.03.2009 und des Addendums I bleiben unberührt und gültig.

Addendum II 5: Other

All other articles of the Agreement as of March 22, 2009 and of the Addendum I stay untouched and valid.

- 3 / 4 -

Addendum II zur Vereinbarung vom 22.03.2009 und dem Addendum I vom Dezember 2009	Addendum II to the Agreement as of March 22, 2009 and to Addendum I as of Dec 2009
Dieses Addendum liegt in deutscher und englischer Sprache vor. Bei der englischen Übersetzung handelt es sich um eine reine Arbeitsübersetzung, die nicht durch einen vereidigten Übersetzer durchgeführt wurde. Maßgeblich für den Inhalt und die Auslegung dieser Vereinbarung ist allein die deutsche Version.	This contract is available in the language versions of German and English. The translation into the English language reflects correctly the content of the relevant German version even though not being made by a sworn translator but internally and for working purposes only. The German version is exclusively applicable to the content and all questions of interpretation of this Agreement.

tbg Technologie-Beteiligungs-Gesellschaft mbH Ludwig-Erhard-Platz 53179 Bonn

Bonn, den...

tbg – Technologie-Beteiligungs-Gesellschaft mbH

Hannover, den...

MBG Mittelständische Beteiligungsgesellschaft Niedersachsen

Hannover, den...

FELICITAS Beteiligungsgesellschaft mbH (ehem. BioMed Venture GmbH)

Hannover, den...

Rob Cawthorn

Hannover, den

OncoVista, Inc.

Alexander L. Weis

Hannover, den

AdnaGen AG

Alexander L. Weis

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7/30/2010 07:21 FAX 4412369716 ROBERT CAWTHORN 001

3 pages

Innisfree
36 South Road
Warwick WK02
Bermuda
(Home) 441-232-2624
(Home Office) 441-232-2404
(Fax) 441-236-7516

Oliver, July 30/10

Herewith both signature pages.

What has been negotiated looks like a very good deal under the circumstances.

Good luck & best regards,

Rob

07/30/2010 07:21 FAX 4412369716 ROBERT CAWTHORN 002

Addendum II zur
Vereinbarung vom 22.03.2009
und dem Addendum I vom Dezember 2009

Addendum II to the
Agreement as of March 22, 2009
and to Addendum I as of Dec 2009

Dieses Addendum liegt in deutscher und englischer Sprache vor. Bei der englischen Übersetzung handelt es sich um eine reine Arbeitsübersetzung, die nicht durch einen vereidigten Übersetzer durchgeführt wurde. Maßgeblich für den Inhalt und die Auslegung dieser Vereinbarung ist allein die deutsche Version.

This contract is available in the language versions of German and English. The translation into the English language reflects correctly the content of the relevant German version even though not being made by a sworn translator but internally and for working purposes only. The German version is exclusively applicable to the content and all questions of interpretation of this Agreement.

tbg Technologie-Beteiligungs-Gesellschaft mbH Ludwig-Erhard-Platz 1 53179 Bonn

Bonn, den...
tbg -- Technologie-Beteiligungs-Gesellschaft mbH

Hannover, den...
MBG Mittelständische Beteiligungsgesellschaft Niedersachsen

Hannover, den...
FELICITAS Beteiligungsgesellschaft mbH (ehem. BioMed Venture GmbH)

Hannover, den...
Rob Cawthorn

Hannover, den
OncoVista, Inc.

Alexander L. Weis

Hannover, den
AdnaGen AG

Alexander L. Weis

07/30/2010 07:21 FAX 4412369716 ROBERT CAWTHORN 003

Addendum II zur
Vereinbarung vom 22.03.2009
und dem Addendum I vom Dezember 2009

Addendum II to the
Agreement as of March 22, 2009
and to Addendum I as of Dec 2009

Dieses Addendum liegt in deutscher und englischer Sprache vor. Bei der englischen Übersetzung handelt es sich um eine reine Arbeitsübersetzung, die nicht durch einen vereidigten Übersetzer durchgeführt wurde. Maßgeblich für den Inhalt und die Auslegung dieser Vereinbarung ist allein die deutsche Version.

This contract is available in the language versions of German and English. The translation into the English language reflects correctly the content of the relevant German version even though not being made by a sworn translator but internally and for working purposes only. The German version is exclusively applicable to the content and all questions of interpretation of this Agreement.

Bonn, den..
tbg – Technologie-Beteiligungs-Gesellschaft mbH

Hannover, den..
MBG Mittelständische Beteiligungsgesellschaft Niedersachsen

FELICITAS Beteiligungs-
gesellschaft Hannover mbH
c/o Sparkasse Hannover
Aegidientorplatz 1
30159 Hannover

Hannover, den 14.6.2010 ....
FELICITAS Beteiligungsgesellschaft mbH (ehem. BioMed Venture GmbH)

Hannover, den..
Rob Cawthorn

Hannover, den
OncoVista, Inc.

Alexander L. Weis

Hannover, den
AdnaGen AG

Alexander L. Weis

Anlage 4

MBG Kapital für Ihren Erfolg

Anlage 1
Seite 1

Gesellschafts- u. Beteiligungsvertrag

zwischen

Adnagen AG
Ostpassage 7

30853 Hannover-Langenhagen

(im folgenden Beteiligungsnehmerin genannt)

und der

Mittelständischen Beteiligungsgesellschaft
Niedersachsen (MBG) mbH
Schiffgraben 33

30175 Hannover

(im folgenden MBG genannt)

wird folgender

Vertrag
über die Gründung einer typisch stillen Gesellschaft

geschlossen.

Präambel

Die MBG beteiligt sich als typisch stiller Gesellschafter an kleinen und mittleren Unternehmen in Niedersachsen, um die Eigenkapitalbasis dieser Unternehmen zu verstärken und so die Schaffung oder Sicherung einer nachhaltig wettbewerbsfähigen Existenz zu fördern. Die Stärkung der Eigenkapitalbasis soll insbesondere Investitionen und den Erwerb von Unternehmen oder Unternehmensteilen ermöglichen.

Gesellschafts- und Beteiligungsvertrag Adnagen AG

Anlage 1
Seite 2

§ 1

Höhe der Beteiligung

1. Die MBG beteiligt sich an der Beteiligungsnehmerin als stiller Gesellschafter mit einer Bareinlage in Höhe von

EURO 500.000,00

(in Worten: EURO fünfhunderttausend).

§ 2

Refinanzierung

Die Refinanzierung der Beteiligung erfolgt aus einem Sonderfonds aus Wirtschaftsfördermitteln des Landes Niedersachsen.

§ 3

Dauer der Gesellschaft

Die stille Gesellschaft beginnt mit Zahlung des Beteiligungsbetrages bzw. bei Teilzahlung mit der Zahlung des ersten Teilbetrages. Sie endet am 30.6.2008, nicht jedoch vor der vollständigen Rückzahlung der Einlage und der Zahlung des festen Entgelts gem. § 5 Abs. 3 sowie der Zahlung der Gewinnbeteiligung gem. § 5 Abs. 5.

§ 4

Verwendung der Einlage

1. Die Beteiligungsnehmerin verwendet die Einlage wie folgt:

a)	Investitionsplan Betriebsmittelfinanzierung	T€ 1.490
b)	Finanzierungsplan MBG-Beteiligung BioMed Venture AG	 T€ 500 T€ 990

Gesellschafts- und Beteiligungsvertrag Adnagen AG

Anlage 1
Seite 3

2. Die Mittel können bei der MBG in einer Summe oder in 2 Teilbeträgen abgerufen werden, wenn ihre bestimmungsgemäße Verwendung unverzüglich gewährleistet ist. Die Auszahlung der Mittel erfolgt gleichzeitig mit den T€ 990 der BioMed Venture AG im Verhältnis 1:2 (MBG:BioMed).

   Verringern sich die Kosten des o. g. Vorhabens oder treten nachträglich weitere für dieses Vorhaben bestimmte öffentliche Mittel hinzu, kann die MBG die Einlage anteilig kürzen.

   Betrifft die Kürzung bereits ausgezahlte Beträge, so hat die Beteiligungsnehmerin die Kürzungsbeträge unverzüglich an die MBG zurückzuzahlen.

   Weiterhin müssen vor Auszahlung der Beteiligung folgende Voraussetzungen erfüllt sein und uns nachgewiesen werden:

   - Gesicherte Gesamtfinanzierung.
   - Vorlage des testierten und rechtsverbindlich unterzeichneten Jahresabschlusses / Prüfungsberichtes 2002.

3. Die MBG geht davon aus, dass die Mittel von der Beteiligungsnehmerin bis zum 30.12.2003 abgerufen werden. Nach Ablauf der Frist kann die MBG die Leistung ablehnen. Eine Verlängerung der Frist kann bei der MBG schriftlich unter Angabe der Gründe bis 2 Wochen vor Ablauf beantragt werden.

4. Die Beteiligungsnehmerin hat die bestimmungsgemäße Verwendung der Mittel unverzüglich nach Abschluß des Vorhabens der MBG nachzuweisen. Ein Restbetrag in Höhe von 10 % der Beteiligung kann grundsätzlich erst nach Vorlage des kompletten Verwendungsnachweises für das Gesamtvorhaben ausgezahlt werden.
   Die bestimmungsgemäße Verwendung von Teilauszahlungen ist vor Auszahlung weiterer Teilbeträge nachzuweisen.

5. Eine Abtretung, Verpfändung oder Pfändung von Ansprüchen gegen die MBG aus diesem Vertrag wird ausgeschlossen.

6. Die MBG ist nicht verpflichtet, noch nicht erbrachte Einlagen (Beteiligungen oder Teilbeträge) zu leisten, wenn das Gesellschaftsverhältnis gemäß § 8 dieses Vertrages durch Kündigung aufgelöst wurde, wenn die Nichtkündigung seitens der MBG allein darauf zurückgeht, dass die Beteiligungsnehmerin gem. § 9 dieses Vertrages notwendige Meldungen unterließ, oder wenn die Vorgaben gemäß Gewinn & Verlust-Rechnung AdnaGen AG 2003-2006 (Ertragsvorschau) nicht planmäßig erreicht wurden. Die Ertragsvorschau ist Bestandteil dieses Vertrages. (Anlage 1)

Gesellschafts- und Beteiligungsvertrag Adnagen AG

MBG Kapital für Ihren Erfolg

Anlage 1
Seite 4

§ 5

Beteiligungsentgelt

1. Die MBG erhält für Ihre Beteiligung ein Entgelt, das sich zusammensetzt aus
   a) einem festen Entgelt
   b) einer Gewinnbeteiligung
   c) einem einmaligen Bearbeitungsentgelt

2. Die Beteiligungsnehmerin ermächtigt ihre Hausbank, das Beteiligungsentgelt durch die MBG abbuchen zu lassen.

a) Festes Entgelt

3. Das von der Beteiligungsnehmerin für die Beteiligung zu zahlende feste Entgelt beträgt jährlich 5,5% der jeweiligen geleisteten Einlage.

4. Das feste Entgelt wird vom Tage der Auszahlung der Einlage an berechnet. Als Tag der Auszahlung gilt die von der MBG in der gesonderten Lastschriftaufgabe mitgeteilte Wertstellung. Das feste Entgelt ist jeweils jährlich nachträglich am letzten Werktag des jeweiligen Geschäftsjahres an die MBG zu zahlen.

b) Gewinnbeteiligung

5. Neben dem festen Entgelt erhält die MBG einen Anteil in Höhe von 50 % aus dem Gewinn gem. Absatz 7, höchstens jedoch 6,5% p.a. ihrer jeweiligen Einlage.

6. Der für die Gewinnbeteiligung maßgebende Gewinn ergibt sich aus dem Jahresüberschuss/Jahresfehlbetrag gemäß § 275 Abs. 2 HGB, wobei steuerliche Sonderabschreibungen, Leistungen an die Gesellschafter, Tantiemen, Pensionsrückstellungen und Zinsen für Gesellschafterdarlehen, der Aufwand für Einkommen- und Ertragssteuern sowie gebildete Sonderposten mit Rücklageanteil dem Jahresabschluss/Jahresfehlbetrag hinzurechnen sind. Maßgebend ist die Steuerbilanz der Beteiligungsnehmerin. Falls keine Steuerbilanz erstellt wird, gilt eine vergleichbare, vom Finanzamt anerkannte Grundlage der Gewinnermittlung.

7. Die nach Absatz 6 zu zahlende Gewinnbeteiligung ist bei Rückzahlung der Beteiligung spätestens 30.6.2008 an die MBG zu entrichten.

8. Zahlt die Beteiligungsnehmerin nicht zu den vertraglich vereinbarten Terminen, sind rückständige Beträge vom Tage der Fälligkeit an mit 5 % p. a. über dem Basis-Zinssatz der Europäischen Zentralbank zu verzinsen.
   Die Geltendmachung eines weitergehenden Verzugsschadens bleibt vorbehalten.

Gesellschafts- u. Beteiligungsvertrag Adnagen AG

Anlage 1
Seite 5

c) **Bearbeitungsentgelt**

9. Die MBG erhält ein einmaliges Bearbeitungsentgelt in Höhe von € 10.000,00. Dieser Betrag wird bei der ersten Auszahlung der Beteiligung in einer Summe von der MBG einbehalten.

10. Zahlt die Beteiligungsnehmerin nicht zu den vertraglich vereinbarten Terminen, sind rückständige Beträge vom Tage der Fälligkeit an mit 5% p. a. über dem Basis-Zinssatz der Europäischen Zentralbank zu verzinsen.
Die Geltendmachung eines weitergehenden Verzugsschadens bleibt vorbehalten.

§ 6

Verlustbeteiligung

1. Die MBG nimmt mit ihrer Einlage am Verlust der Beteiligungsnehmerin nur im Falle des Insolvenzverfahrens teil. Eine Nachschußpflicht der MBG besteht nicht.

2. Im Falle des Insolvenzverfahrens über das Vermögen der Beteiligungsnehmerin wird die MBG daher ihren Anspruch auf Rückzahlung der Einlage nur im Range nach den übrigen Gläubigern, jedoch vor den Forderungen der Firmeninhaber/-Gesellschafter bzw. deren Angehörigen geltend machen. Die MBG tritt nicht hinter Ansprüche anderer Kapitalbeteiligungsgesellschaften zurück.

§ 7
Steuern

Der Beteiligungsnehmerin ist bekannt, dass die MBG aufgrund § 3 Nr. 24 GewStG von der Gewerbesteuer und – sollte sie wieder eingeführt werden – aufgrund § 3 Nr. 18 VStG von der Vermögenssteuer befreit ist.

§ 8
Vorzeitige Beendigung der Gesellschaft

1. Die Beteiligungsnehmerin kann die Beteiligung jederzeit mit einer Kündigungsfrist von 12 Monaten zum Ende ihres Geschäftsjahres ganz oder teilweise kündigen. Die Kündigung ist der MBG durch eingeschriebenen Brief mit Rückschein zu erklären.

2. Der MBG steht ein ordentliches Kündigungsrecht nicht zu. Hiervon unberührt bleibt das Recht zur außerordentlichen, fristlosen Kündigung bei Vorliegen eines wichtigen Grundes. Ein wichtiger Grund liegt insbesondere vor, wenn

a) die Fördervoraussetzungen gemäß den Richtlinien für die Übernahme von Beteiligungen durch die MBG bei Leistung der Einlage nicht vorgelegen haben oder nachträglich entfallen sind;

Gesellschafts- und Beteiligungsvertrag Adnagen AG

Anlage 1
Seite 6

b) die Beteiligungsnehmerin oder deren Gesellschafter unrichtige Angaben machen oder gemacht haben;

c) die Beteiligungsnehmerin ihre sich aus diesem Vertrag ergebenden Verpflichtungen nicht erfüllt; insbesondere die Einlage nicht zweckentsprechend verwendet und mit der Entrichtung der vereinbarten Beteiligungsentgelte und gem. § 5 länger als 2 Monate in Verzug gerät sowie die gem. § 15 erforderliche Berichterstattung unterläßt und die notwendige Zustimmung der MBG gem. § 9,2 nicht einholt;

d) die Beteiligungsnehmerin einen Antrag auf Eröffnung des Insolvenzverfahrens gestellt hat oder stellen muß, oder von Dritten Vollstreckungsmaßnahmen gegen die Beteiligungsnehmerin beantragt wurden;

e) der Beteiligungsnehmerin seitens der finanzierenden Bank(en) zur Aufrechterhaltung der Zahlungsfähigkeit notwendige Kredite bzw. Kreditlinien gekündigt wurden oder diese Kündigung angekündigt wurde;

f) Ausschüttungen offensichtlich im Mißverhältnis zur Ertragskraft und Eigenkapitalausstattung der Beteiligungsnehmerin stehen.

3. Endet die stille Gesellschaft vorzeitig durch eine Kündigung seitens der Beteiligungsnehmerin oder durch eine Kündigung seitens der MBG aus einem von der Beteiligungsnehmerin zu vertretenden wichtigen Grund, so kann die MBG ein Agio (Aufgeld) verlangen.
Das Agio beträgt für jedes angefangene Kalenderjahr, um welches sich die vereinbarte Vertragsdauer kürzt, 3,0% des gekündigten Betrages.

§ 9
Mitwirkungs- und Zustimmungsrechte

1. Die unternehmerische Führung des Geschäftsbetriebes der Beteiligungsnehmerin obliegt ausschließlich dem Vorstand und den Aktionären der Beteiligungsnehmerin entsprechend den Regelungen des Gesellschaftsvertrages.
Da die Einlage der MBG ohne dingliche Besicherung erfolgt, hat die MBG ein vorrangiges Interesse, mit der Beteiligungsnehmerin über Maßnahmen, die über den gewöhnlichen Geschäftsbetrieb hinausgehen und die für den Bestand und die Gewinnbeteiligung der Einlage der MBG von wesentlicher Bedeutung sind, Einvernehmen zu erzielen.
Die Beteiligungsnehmerin wird daher die MBG in solchen Fällen vorab informieren und konsultieren, so dass die MBG Gelegenheit zur Stellungnahme hat.

Dies gilt insbesondere in folgenden Fällen:

a) Jahresplanung mit Erfolgs-, Investitions- und Finanzplanung, wobei zumindest ein Grobkonzept vor Beginn des Geschäftsjahres vorliegen soll;

b) Gestaltung der Jahresabschlüsse im Rahmen bilanzieller Wahlrechte und Vorschläge zur Gewinnverwendung;

c) Aufgabe eines vorhandenen oder Aufnahme eines neuen Geschäftszweiges;

d) Gründung und Aufgabe von Zweigniederlassungen;

3020-03/00

Gesellschafts- und Beteiligungsvertrag Adnagen AG

Anlage 1
Seite 7

e) Wechsel des Abschlußprüfers;

f) Abschluß von Unternehmens- und sonstigen Verträgen, die eine wesentliche Beschränkung in wichtigen unternehmerischen Funktionen zur Folge haben.

Das Votum der MBG ist in den genannten Fällen nicht bindend.

2. Die Beteiligungsnehmerin verpflichtet sich, mit der MBG Einvernehmen herbeizuführen, bevor folgende Maßnahmen vollzogen werden:

a) gesellschaftsrechtliche Veränderungen, insbesondere Änderungen der Satzung, Abschluß von Ergebnisübernahmeverträgen und Beherrschungsverträgen;

b) Bestellung und Abberufung von Vorständen, Festsetzung der Vorstandsbezüge;

c) Erwerb, Aufstockung oder Abgabe von Beteiligungen sowie vergleichbare unternehmerische Aktivitäten der Hauptgesellschafter ohne gesellschaftsrechtliche Anbindung an die Beteiligungsnehmerin;

d) Verlagerung des Firmensitzes; Verpachtung, Veräußerung oder Liquidation des Unternehmens oder wesentlicher Betriebsteile z. B. Anlagen oder Ausrüstung der Anlagen, außergewöhnliche Erweiterung oder Einschränkung des Geschäftsumfanges;

e) nennenswerte Veränderungen bei den wirtschaftlichen und finanziellen Beziehungen zwischen der Beteiligungsnehmerin und deren Gesellschaftern.

3. Die Beteiligungsnehmerin wird ohne Zustimmung der MBG keine Darlehen / Beteiligungen an die Aktionäre oder stille Gesellschafter zurückzahlen. Gewinnausschüttungen an die Aktionäre oder stille Gesellschafter dürfen erst vorgenommen werden, wenn das Beteiligungsentgelt, einschließlich etwaiger Rückstände, an die MBG entrichtet worden ist und die Eigenkapitalquote mindestens 20% beträgt.

4. Die MBG kann ihre Zustimmungsbefugnisse ganz oder teilweise auf einen bei der Beteiligungsnehmerin gemäß § 11 gegebenenfalls zu bildenden Beirat übertragen. Die Einrichtung eines Beirates bedarf der Zustimmung der MBG.

§ 10
Vorstandsbezüge

Die Vorstandsbezüge sind so zu bemessen, dass eine angemessene Eigenkapitalbildung möglich ist.

Gesellschafts- und Beteiligungsvertrag Adnagen AG

Anlage 1
Seite 8

§ 11
Beirat

Wenn das negative Geschäftsergebnis es erfordert, kann die MBG verlangen, dass bei der Beteiligungsnehmerin ein Beirat gebildet wird. Aufgabe des Firmenbeirates soll es sein, die Vorstände hinsichtlich der Geschäftspolitik und der wesentlichen Entscheidungen im Rahmen der laufenden Geschäfte zu beraten und zu unterstützen. Näheres regelt die Geschäftsordnung, die zu gegebener Zeit von den vorgesehenen Mitgliedern des Firmenbeirates zu beschließen ist.

§ 12
Beratung

Die MBG bietet der Beteiligungsnehmerin die Beratung bei der Realisierung des Vorhabens, in Fragen der Unternehmensführung sowie in allen Finanzierungsfragen an.
Diese Aufgaben kann die MBG auch auf andere qualifizierte Dritte übertragen.
Entstehende Kosten übernimmt die Beteiligungsnehmerin.

§ 13
Entbindung von der Schweigepflicht

Die Beteiligungsnehmerin entbindet die MBG von der Schweigepflicht gegenüber den Refinanzierungsinstituten sowie deren Beauftragten. Außerdem entbindet die Beteiligungsnehmerin ihre Hausbanken von der Schweigepflicht gegenüber der MBG.

§ 14
Abtretung an Dritte

Die Beteiligungsnehmerin ist mit der Abtretung der Ansprüche und sonstigen Rechte der MBG an die Refinanzierungsinstitute einverstanden.

§ 15
Überwachung und laufende Berichterstattung

1. Die MBG und deren Beauftragte sind berechtigt, die Beteiligungsnehmerin zu überwachen und erforderlichenfalls zu überprüfen, wobei die Erstattung von anfallenden Kosten der Überprüfung von der Beteiligungsnehmerin verlangt werden kann, wenn der Grund für die Überprüfung von ihr zu vertreten ist. Die MBG und deren Beauftragte können von der Beteiligungsnehmerin alle erforderlichen Auskünfte verlangen, ihre Geschäftsunterlagen einschließlich der Steuerakten einsehen und den Betrieb der Beteiligungsnehmerin jederzeit besichtigen.

2. Diese Rechte stehen auch dem Land Niedersachsen, vertreten durch den Niedersächsischen Minister für Wirtschaft, Technologie und Verkehr sowie dessen Beauftragten zu.

3. Die Beteiligungsnehmerin ist verpflichtet, der MBG innerhalb der ersten 6 Monate des folgenden Geschäftsjahres die geprüfte Bilanz mit Gewinn- und Verlustrechnung nebst Erläuterungen – gegebenenfalls mit dem Prüfungsbericht – in zweifacher Ausfertigung vorzulegen. Verzögert sich die Fertigstellung eines Jahresabschlusses, so sind zunächst die vorläufigen Zahlen mitzuteilen. Die MBG kann verlangen, dass die Bestellung des Prüfers im Einvernehmen mit ihr erfolgt.

Gesellschafts- und Beteiligungsvertrag Adnagen AG

Anlage 1
Seite 9

4. Die Beteiligungsnehmerin ist verpflichtet, der MBG die betriebswirtschaftliche Auswertung incl. Summen- und Saldenliste jeweils pro Quartal spätestens bis zum Ende des Folgemonats zu übersenden.

5. Die Beteiligungsnehmerin ist verpflichtet, der MBG über den Fortschritt des durch die Beteiligung geförderten Vorhabens vierteljährlich zu berichten.

6. Die Beteiligungsnehmerin verpflichtet sich darüber hinaus, der MBG unverzüglich über alle wesentlichen Geschehnisse zu berichten, soweit sie negative Auswirkungen auf den Geschäftserfolg und die Zahlungsfähigkeit erwarten lassen.

§ 16
Rückzahlung der Einlage

1. Endet die stille Gesellschaft durch Zeitablauf oder Kündigung, so wird die Einlage in Höhe des Nennbetrages, abzüglich bereits geleisteter Teilleistungen auf das Kapital zur Rückzahlung fällig.

2. Gleichzeitig werden auch das zeitanteilige feste Entgelt, die Gewinnbeteiligung sowie ggf. das Agio zur Zahlung fällig.

3. Die MBG ist berechtigt, zum Ende der Beteiligungszeit eine Wertzuwachspauschale von 6,5 % p.a. des jeweils eingezahlten Beteiligungsbetrages zu verlangen. Die bereits gezahlten Beträge zur Gewinnbeteiligung gem. § 5, Abs. 5 werden auf die Wertzuwachspauschale angerechnet und reduzieren den geforderten Betrag.

4. Können Ansprüche auf Rückzahlung nicht zum Fälligkeitstag erfüllt werden, steht der MBG ein Schadenersatzanspruch zu. Die Höhe des Schadenersatzanspruchs ist auf Bundesbank Basiszinssatz nach § 247 BGB zuzüglich 8,0 %, begrenzt, es sei denn, die MBG weist einen höheren Schaden nach.

5. Bei vorzeitiger Rückzahlung eines Teils der Einlage wird das darauf entfallende Beteiligungsentgelt sofort zur Zahlung fällig, auch wenn es gestundet war. Weitere Zahlungsrückstände dürfen nicht bestehen, bevor eine vorzeitige (Teil-) Rückzahlung möglich ist.

§ 17
Versicherung

Die Beteiligungsnehmerin wird ihren Geschäftsbetrieb gegen die üblichen Risiken angemessen versichert halten.

§ 18
Erfüllungsort und Gerichtsstand

Erfüllungsort und Gerichtsstand ist Hannover

3.000-02.03

Gesellschafts- und Beteiligungsvertrag Adnagen AG

Anlage 1
Seite 10

§ 19
Vertragsänderungen und Rechtswirksamkeit

1. Änderungen dieses Vertrages bedürfen der Schriftform.

2. Sollte eine Bestimmung dieses Vertrages rechtsunwirksam sein, werden davon die übrigen Bestimmungen nicht berührt. Die Vertragspartner sind in einem solchen Fall verpflichtet, die rechtsunwirksamen Bestimmungen durch rechtswirksame Regelungen zu ersetzen, die wirtschaftlich dem Sinn und Zweck des Vertrages entsprechen.

Hannover, den 26.6.2003

Mittelständische Beteiligungsgesellschaft Niedersachsen(MBG) mbH
(Beteiligungsgeber)

Hannover, den 24.6.2003

Adnagen AG
(Beteiligungsnehmer)

Lena R9 MBG-sale and transfer of silent participation

ABTRETUNG STILLE BETEILIGUNG

Seite 1 von 8

VERTRAG ÜBER DEN VERKAUF UND DIE ABTRETUNG EINER STILLEN BETEILIGUNG

(der **„VERTRAG"**)

Zwischen

Der MBG Mittelständische Beteiligungs-Gesellschaft mbH
Hannover
— **„VERKÄUFER"** —

und

der Alere Holdings Bermuda Ltd,
— **„KÄUFER"** —

und

der OncoVista Inc.
14785 Omicron Drive Suite 104
San Antonio, TX, USA
- **„ONCOVISTA"**

sowie

der AdnaGen AG
- **„INHABERIN"** -

Verkäufer und Käufer zusammen die **„PARTEIEN"**

VERTRAGSGRUNDLAGEN

Der VERKÄUFER ist als stiller Gesellschafter am Handelsgewerbe der AdnaGen AG (die **„INHABERIN"**) mit einer vertraglich vereinbarten voll einbezahlten Einlage in Höhe von € 500.000 beteiligt. Der Vertrag über die stille Beteiligung vom 24.06.2003 ist dem KÄUFER bekannt samt Vertragsänderungen 22.09.2009 (die **„STILLE BETEILIGUNG"**). Die Vertragsänderungen wurden von der Hautversammlung der INHABERIN durch Zustimmungsbeschluß vom 23.09.2010 gebilligt. Eine Kopie der STILLEN BETEILIGUNG ist als **Anlage 1** beigefügt.

AGREEMENT ON THE SALE AND TRANSFER OF A SILENT PARTNERSHIP INTEREST

(the **"AGREEMENT"**

Between

MBG Mittelständische Beteiligungs-Gesellschaft mbH
Hannover
— hereinafter the **"SELLER"** —

and

Alere Holdings Bermuda Ltd
— hereinafter the **"PURCHASER"** —

and

as well as

AdnaGen AG
- hereinafter the **"OWNER"** -

Seller and Purchaser together the **"PARTIES"**

FUNDAMENTALS OF THE AGREEMENT

The SELLER is silent partner in the business of AdnaGen AG (the **"Owner"**) with a fully paid contribution amounting to € 500.000 as foreseen in a silent partnership agreement dated June 24, 2003 as amended on September 22, 2009 (the **"Silent Partnership"**). The **SELLER** is familiar with the SILENT PARTNERSHIP agreement. The amendments of the SILENT PARTNERSHIP were approved by the stockholders meeting of the OWNER on September 23, 2010. A copy of the SILENT PARTNERSHIP is attached as **Exhibit 1.**

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Die KÄUFERIN erwirbt am heutigen Tag von sämtlichen Aktionären der Inhaberin (zusammen die „**AKTIENVERKÄUFER**") aufgrund eines Stock Purchase Agreement (das **SPA**) insgesamt 100 % der Aktien an der Inhaberin (die „**Transaktion**"). Eine Kopie des SPA (einschließlich Anlagen) ist diesem Vertrag höchstvorsorglich aufgrund des für diesen Vertrag geltenden strengen Schriftformerfordernisses als **ANLAGE 2** beigefügt. Die Regelungen des SPA gelten auch ohne ausdrückliche Bezugnahme stets als integraler Bestandteil dieses Vertrages.

The PURCHASER acquires at the date hereof from all owners of shares in the Owner (together the "**STOCKS SELLERS**") on the basis of a stock purchase agreement (the "**SPA**") 100 % of the stocks of the OWNER (the "**TRANSACTION**"). A copy oft he SPA (including Exhibits) is attached hereto as **EXHIBIT 2** for precautionary reasons considering the strict written from requirements. The provisions and regulations of the SPA form (even without explicit reference) an integral part of this AGREEMENT.

Die PARTEIEN und der Inhaber erklären, das SPA zu kennen.

The PARTIES and the OWNER acknowledge knowing the SPA.

Aufgrund dieses Vertrages erwirbt die KÄUFERIN die STILLE BETEILIGUNG von der VERKÄUFERIN. Die damit verbundene Änderung der STILLEN BETEILIGUNG bedarf zu ihrer Wirksamkeit der Zustimmung der Hauptversammlung der INHABERIN sowie der Eintragung der Vertragsänderung im Handelsregister (die **Wirksamkeitsbedingungen**).

Under this AGREEMENT, the PURCHASER acquires from the Seller the SILENT PARTNERSHIP. That causes an amendment of the SILENT PARTNERSHIP. That amendment requires as to validity the approval by the stockholders' meeting and the registration of the amendment in the commercial register of the Owner (the "**Effectiveness Conditions**").

Der Erwerb der STILLEN BETEILIGUNG durch den KÄUFER ist Bestandteil der TRANSAKTION.

The acquisition of the SILENT PARTNERSHIP by the PURCHASER forms part of the TRANSACTION.

§ 1 Verkauf

Der VERKÄUFER verkauft hiermit mit sofortiger Wirkung (der „**Abtretungsstichtag**") seine STILLE BETEILIGUNG mit allen Rechten und Pflichten einschließlich des Gewinnbezugsrechts für die Vergangenheit und Zukunft und sämtlicher vergangenen und zukünftigen Ansprüche auf nicht gezahlte Zinsen, Gewinne oder sonstiger Vergütungen einschließlich Gebühren an den KÄUFER.

Insbesondere gilt: Die aufgelaufene Mindestvergütung im Wert von 172.556,94 sowie die Gewinnbeteiligung, die bis zum ABTRETUNGSSTICHTAG entstanden ist und

§ 1 Sale

The SELLER sells hereby sells with immediate effect (the "**Assignment Date**") its SILENT PARTNERSHIP to the PURCHASER (with all rights and obligations including the profit participation rights for the past and future and all rights (for the past and future) for not paid interest, profits or other compensation including fees.

In particular the following applies: the until the Assignment Date accumulated fixed interest of € 172.556,94 and the profit share pursuant to § 5.b) of the silent partnership agreement accrued until the

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auf die STILLE BETEILIGUNG gemäß § 5.b) des Vertrages über die stille Gesellschaft entfallen, stehen dem KÄUFER zu

ASSIGNMENT DATE Shall belong to the PURCHASER.

§ 2 Kaufpreis

Der Kaufpreis für die STILLE BETEILIGUNG beträgt € 672.556,94.

Der KÄUFER ist zu keiner Zahlung eines Kaufpreises gegenüber dem VERKÄUFER verpflichtet. Der VERKÄUFER verzichtet ausdrücklich auf sämtliche Ansprüche auf Zahlung gegenüber dem KÄUFER und erklärt, dass ihm der KÄUFER keine Kaufpreiszahlung schuldet. Der KÄUFER nimmt die Verzichte und Erklärungen an.

Vielmehr gilt folgendes: Der Kaufpreis wird geleistet durch die Zahlung des First Purchase Prices (wie im SPA definiert) entsprechend der Regelungen des SPA. Die Leistung des Kaufpreises erfolgt insoweit mit der Zahlung des First Purchase Price an den Agent (entsprechend Section 2.1 des SPA).

Der VERKÄUFER partizipiert seiner Erklärung nach aufgrund interner Vereinbarungen mit den AKTIENVERKÄUFERN an dem im SPA geregelten Kaufpreisen einschließlich des First Purchase Price. Diese internen Abreden sind ausdrücklich nicht Gegenstand dieses VERTRAGES Und bilden auch nicht seine Geschäftsgrundlage. Erhält der VERKÄUFER daher keinen oder einen höheren oder geringeren Anteil von dem First Purchase Price (und dem weiteren Kaufpreis des SPA) als es betragsmäßig dem nach diesem VERTRAG festgesetzten Kaufpreis entspricht, so beeinflusst dies diesen VERTRAG nicht: vielmehr ist dies dann ein Thema ausschließlich des VERKÄUFERS, das dieser mit den weiteren AKTIENVERKÄUFERN zu regeln hat.

Sollte eine steuerliche Betriebsprüfung bei der INHABERIN zu einer Änderung

§ 2 Purchase price

The purchase price for the Silent Partnership amounts to € 672.556,94.

The PURCHASER shall not be obliged to any payment of a purchase price to the SELLER. The SELLER hereby waives explicitly all claims for a purchase price payment against the PURCHASER und declares that the PURCHASER does not owe him a purchase price payment. The PURCHASER accepts the before waivers and declarations.

The following shall apply as regards to a payment: the purchase price shall be settled by effecting the payment of the First Purchase Price (as defined in the SPA) as stipulated in the SPA. The payment of the Purchase Price is therefore effected by the payment of the First Purchase Price to the Agent (in accordance with Section 2.1 of the SPA).

According to its declaration, the SELLER participates based on internal arrangements with the Stocks Sellers in the purchase prices stipulated in the SPA including the First Purchase Price. These internal regulation are explicitly not part of this AGREEMENT and do in particular not form its commercial basis. Therefore, this AGREEMENT shall not be affected in an way whatsoever if the SELLER receives no share in the First Purchase Price or such share being less or higher than the agreed First Purchase Price (and the further purchase prices under the SPA): if such a topic occurs, it is exclusively up to the SELLER to deal with that topic vis-à-vis the STOCKS SELLERS.

....

Should a tax audit of the OWNER lead to a change in the account balances of the

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der Kontenstände des VERKÄUFERS fuhren, so ändert sich der Kaufpreis für die STILLE BETEILIGUNG dadurch nicht. Dem VERKÄUFER sind keine Gründe bekannt, die für eine Unrichtigkeit der Kontenstände im Sinne einer Unvereinbarkeit mit den Grundsätzen ordnungsmäßiger Buchführung sprechen könnten.

Seller, the purchase price of the SILENT PARTNERSHIP remains unaffected by this. The SELLER does not know of any reason that could allude to an incorrectness of the account balances in terms of an incompatibility with German GAAP.

§ 3 Gewährleistung

Der VERKÄUFER garantiert, dass die STILLE BETEILIGUNG besteht, die Einlage auf die STILLE BETEILIGUNG in voller Höhe einbezahlt ist und dass die STILLE BETEILIGUNG frei von Rechten Dritter auf den KÄUFER übergeht. Rückzahlungen der STILLEN BETEILIGUNG (oder Zahlungen von Gewinnen, Zinsen oder Vergütungen einschließlich Gebühren) sind seit dem 1. Januar 2010 nicht erfolgt.

Im übrigen übernimmt der VERKÄUFER keine Gewährleistung, insbesondere nicht für die Werthaltigkeit der STILLEN BETEILIGUNG .

§ 3 Guarantee

The SELLER hereby guarantees that the SILENT PARTNERSHIP exists, is fully paid and that the Silent Partnership transfers to the Purchaser free from any third party rights. No repayments of the SILENT PARTNERSHIP (or payments of profits, interest or other compensation including fees) have been effected since 1 January 2010.

The SELLER does not bear any incidental guarantee, in particular any guarantee for the value of the SILENT PARTNERSHIP.

§ 4 Abtretung

Der VERKÄUFER tritt hiermit seine STILLE BETEILIGUNG mit den in § 1 genannten Rechten und Pflichten an den KÄUFER ab. Dieser nimmt die Abtretung an.

Die Abtretung ist aufschiebend bedingt durch den Eingang des First Purchase Prices beim Agent entsprechend der Regelungen des SPA (der „**Zahlungszeitpunkt**").

§ 4 ASSIGNMENT

The Seller hereby assigns its SILENT PARTNERSHIP with all the rights and obligations indicated in § 1 to the PURCHASER. The PURCHASER accepts the assignment.

The assignment is conditional upon receipt of the First Purchase Price by the Agent according to the provisions of the SPA (the "**Payment Date**").

§ 5 Genehmigung

Die INHABERIN stimmt hiermit der Übertragung der STILLEN BETEILIGUNG entsprechend diesem Vertrag zu

§ 5 Authorization

The OWNER hereby agrees to the assignment of the SILENT PARTNERSHIP according to this AGREEMENT.

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§ 6 Hauptversammlung

Die PARTEIEN sind verpflichtet, schnellstmöglich die für die Wirksamkeit dieses VERTRAGES erforderliche Zustimmung der Hauptversammlung der INHABERIN herbeizuführen (einschließlich der Billigung der in der Einleitung genannten Vertragsänderungen) (der „**WIRKSAMKEITSZEITPUNKT**"). Sollte eine solche Zustimmung (nebst korrespondierender Eintragung im Handelsregister) nicht bis zum Ablauf des 31. Juli 2011 erfolgt sein, ist der VERKÄUFER verpflichtet, auf erstes Anfordern des KÄUFERS jederzeit auf den Gesamtbetrag der STILLEN BETEILIGUNG einschließlich Gewinnanteilen, etwaig aufgelaufener Zinsen und sonstiger Ansprüche zu verzichten und zu erklären, keine weiteren Ansprüche aus oder im Zusammenhang mit der STILLEN BETEILIGUNG zu haben oder gelten zu machen. .Desweiteren ist der VERKÄUFER für diesen Fall verpflichtet, auf Verlangen der INHABERIN einen entschädigungslosen Aufhebungsvertrag über die STILLE BETEILIGUNG zu einem gesetzlich zulässigen Zeitpunkt zu schließen („**HILFSWEISER BEENDIGUNGSZEITPUNKT**").

Der VERKÄUFER wird bis zum Wirksamkeitszeitpunkt (oder ggf. bis zum Hilfsweisen Beendigungszeitpunkt) keine Rechte aus oder im Zusammenhang mit dieser Stillen Beteiligung ausüben, es sei denn, er wird entsprechend vom KÄUFER instruiert. Der VERKÄUFER ermächtigt hiermit den KÄUFER unwiderruflich, ab dem ZAHLUNGSZEITPUNKT sämtliche seiner Rechte aus oder im Zusammenhang mit der STILLEN BETEILIGUNG auszuüben.

§ 6 Stockholders Meeting

The PARTIES are obliged to obtain as soon as practical the required approval of this AGREEMENT by the stockholders meeting of the OWNER (including approval of the amendments referred to in the Agreement's Fundamentals) (the "**Valid Date**"). If any of such approvals (including corresponding registration in the commercial register) should not have been effected up to and including 31 July 2011, the SELLER shall be obliged to waive upon first demand of the PURCHASER at any time all its rights and claims for the principal amount of the SILENT PARTNERSHIP including profits, accrued interest and all other claims and to declare not to have any further claims under or in relation to the SILENT PARTNERSHIP or to enforce such claims. Further, the SELLER shall in such case be obliged to conclude with the OWNER a termination agreement without compensation regarding the termination of the SILENT PARTNERSHIP with an effective date permissible under mandatory law (the "**PRECAUTIONARY TERMINATION DATE**").

Up to the VALID DATE (or, as the case may be, the PRECAUTIONARY TERMINATION DATE), the SELLER shall not execute any rights under or in relation to this SILENT PARTNERSHIP unless instructed by the PURCHASER. The SELLER hereby irrevocably authorizes the PURCHASER to execute as from the PAYMENT DATE any and all of its rights under or related to the SILENT PARTNERSHIP.

§ 7 Unterbeteiligung

1. Gemäß des SPA, steht den AKTIENVERKÄUFERN eine sogenannte Call Option zu. (Exhibit

§ 7 Sub-Participation

1. Pursuant to the SPA the STOCK SELLERS are entitled to a so called Call Option (Exhibit 2.5 to the SPA,

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2.5 des SPA, beigefügt als Anlage 2 zu diesem Vertrag).

attached hereto as Exhibit 2 to this Agreement.]

2. [Freibleibend]

3. OncoVista und der Verkäufer vereinbaren, was nachfolgend in diesem § 7 geregelt ist: Für den Fall, dass die AKTIENVERKÄUFER von den vorstehenden Rechten aus dem Call Option Agreement Gebrauch machen, verpflichtet sich ONCOVISTA dem VERKÄUFER eine Unterbeteiligung dergestalt vertraglich einzuräumen, dass der VERKÄUFER wirtschaftlich so gestellt wird, als sei er entsprechend den vorstehend genannten Regelungen des Call Option Agreement selbst Aktionär bzw. Gesellschafter der INHABERIN geworden.

2. [Left Blank]

3. OncoVista and the Seller hereby agree what is set out in this Section 7: if the STOCK SELLERS exercise their right pursuant to the terms of the Call Option Agreement, ONCOVISTA hereby undertakes to grant a sub-participation in the retransferred shares to the SELLER putting the SELLER into the same position it would be in had the SELLER itself directly exercised its rights under the Call Option Agreement.

§ 8 Sonstiges

(1) Nach dem in § 7 genannten WIRKSAMKEITS- bzw. BEENDIGUNGSZEITPUNKT bestehen zwischen der INHABERIN und dem VERKÄUFER keine bekannten oder unbekannten Ansprüche gleich welcher Art aus oder im Zusammenhang.

(2) Sollten einzelne Bestimmungen dieses VERTRAGES ganz oder teilweise unwirksam sein oder werden, so wird dadurch die Wirksamkeit des VERTRAGES im übrigen nicht berührt. Die Parteien sind verpflichtet, die unwirksame Bestimmung durch diejenige gesetzlich zulässige Bestimmung zu ersetzen, die dem wirtschaftlichen Ziel der unwirksamen Bestimmung in gesetzlich zulässiger Weise am nächsten kommt. Entsprechendes gilt, wenn sich bei Durchführung des VERTRAGES eine ergänzungsbedürftige Lücke ergeben sollte.

§ 8 Miscellaneous

(1) As from the VALID DATE (or, as the case may be, the PRECAUTIONARY TERMINATION DATE) no further known or unknown claims of any kind under or related to the SILENT PARTNERSHIP do exist between OWNER and SELLER.

(2) In the event that any provision of the AGREEMENT shall be held partially or in total invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof. The parties are obligated to replace the invalid or unenforceable provision by a provision deemed to be legally permissible, which is in an economic sense closest to the provision held invalid or unenforceable. The same applies if by the execution of the AGREEMENT vacancies arise that require additional regulation.

(3) Subject to mandatory law, the

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(3) Vorbehaltlich gesetzlicher Formvorschriften gilt folgendes: Änderungen und Ergänzungen dieses VERTRAGES bedürfen zumindest der Schriftform. Die Änderung von Satz 1 bedarf ebenfalls der vorstehend genannten Form. Mündliche Nebenabreden bestehen nicht.

following applies: changes and additions to this AGREEMENT must be made at least in the written form. The change of the aforementioned sentence requires the before mentioned form also. Oral subsidiary agreements do not exist.

(4) Ausschließlicher Gerichtsstand ist Hannover.

(4) Exclusive venue shall be Hannover.

(5) Die deutsche Fassung ist maßgeblich. Die englische Fassung stellt lediglich eine Übersetzung der maßgeblichen deutschen Fassung dar.

(5) The German version of this AGREEMENT is decisive. The English version is a translation of the relevant German version only.

[...], den [...]	[...], den [...]
....	....
....	....
MBG Mittelständische Beteiligungs-Gesellschaft mbH	Alere
[...], den [...]	[...], den [...]
....	....
....	....
OncoVista Inc.	OncoVista Inc.
[...], den [...]	[...], den [...]

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....

....

AdnaGen AG. AdnaGen AG

Anlagen (Exhibits):

SILENT PARTNERSHIP

SPA (vollständige Kopie einschließlich Anlagen) / complete copy inclusive all Exhibits

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AdnaGen

Für eine gesunde Zukunft

AdnaGen AG
Ostpassage 7
D-30853 Langenhagen
Tel +49 (0) 511/725 950 50
Fax +49 (0) 511/725 950 40
www.adnagen.com

Aufsichtsrat:
Bernd Aundrup
Michael Karoff
Willi Weddrin

Bankverbindung:
Dresdner Bank
Kto. 552 027 700
BLZ 250 800 20

Amtsgericht Hannover
HRB 58937

Vorstand:
Dr. Stefanie Waschütza
Axel Deuring
Dr. Winfried Albert

VAT-ID:
DE 204 836 827

Persönlich/ Vertraulich
Mittelständische Beteiligungsgesellschaft Niedersachsen
Herrn Zorn
Schiffgraben 33

30175 Hannover

Langenhagen, den 24. Juni 2003

Beteiligungsvertrag MBG – Nr.: 99/19-0

Sehr geehrter Herr Zorn,

in der Anlage übersenden wir Ihnen den von Herrn Axel Deuring unterzeichneten Gesellschafts- und Beteiligungsvertrag in 2- facher Ausfertigung. Des weiteren haben wir zwecks Legitimation eine Kopie von Herrn Deurings Personalausweis beigefügt.

Mit freundlichen Grüßen

Kati Bischoff

i. A. Kati Bischoff
Sekretärin

Gesellschafts- u. Beteiligungsvertrag

zwischen

Adnagen AG
Ostpassage 7

30853 Hannover-Langenhagen

(im folgenden Beteiligungsnehmerin genannt)

und der

Mittelständischen Beteiligungsgesellschaft
Niedersachsen (MBG) mbH
Schiffgraben 33

30175 Hannover

(im folgenden MBG genannt)

wird folgender

Vertrag
über die Gründung einer typisch stillen Gesellschaft

geschlossen.

Präambel

Die MBG beteiligt sich als typisch stiller Gesellschafter an kleinen und mittleren Unternehmen in Niedersachsen, um die Eigenkapitalbasis dieser Unternehmen zu verstärken und so die Schaffung oder Sicherung einer nachhaltig wettbewerbsfähigen Existenz zu fördern. Die Stärkung der Eigenkapitalbasis soll insbesondere Investitionen und den Erwerb von Unternehmen oder Unternehmensteilen ermöglichen.

Gesellschafts- und Beteiligungsvertrag Adnagen AG Seite 2

§ 1

Höhe der Beteiligung

1. Die MBG beteiligt sich an der Beteiligungsnehmerin als stiller Gesellschafter mit einer Bareinlage in Höhe von

EURO 500.000,00

(in Worten: EURO fünfhunderttausend).

§ 2

Refinanzierung

Die Refinanzierung der Beteiligung erfolgt aus einem Sonderfonds aus Wirtschaftsfördermitteln des Landes Niedersachsen.

§ 3

Dauer der Gesellschaft

Die stille Gesellschaft beginnt mit Zahlung des Beteiligungsbetrages bzw. bei Teilzahlung mit der Zahlung des ersten Teilbetrages. Sie endet am 30.6.2008, nicht jedoch vor der vollständigen Rückzahlung der Einlage und der Zahlung des festen Entgelts gem. § 5 Abs. 3 sowie der Zahlung der Gewinnbeteiligung gem. § 5 Abs. 5.

§ 4

Verwendung der Einlage

1. Die Beteiligungsnehmerin verwendet die Einlage wie folgt:

a) Investitionsplan

Betriebsmittelfinanzierung	T€ 1.490

b) Finanzierungsplan

MBG-Beteiligung	T€ 500
BioMed Venture AG	T€ 990

Gesellschafts- und Beteiligungsvertrag Adnagen AG Seite 3

2. Die Mittel können bei der MBG in einer Summe oder in 2 Teilbeträgen abgerufen werden, wenn ihre bestimmungsgemäße Verwendung unverzüglich gewährleistet ist. Die Auszahlung der Mittel erfolgt gleichzeitig mit den T€ 990 der BioMed Venture AG im Verhältnis 1:2 (MBG:BioMed).

   Verringern sich die Kosten des o. g. Vorhabens oder treten nachträglich weitere für dieses Vorhaben bestimmte öffentliche Mittel hinzu, kann die MBG die Einlage anteilig kürzen.

   Betrifft die Kürzung bereits ausgezahlte Beträge, so hat die Beteiligungsnehmerin die Kürzungsbeträge unverzüglich an die MBG zurückzuzahlen.

   Weiterhin müssen vor Auszahlung der Beteiligung folgende Voraussetzungen erfüllt sein und uns nachgewiesen werden:

   - Gesicherte Gesamtfinanzierung.
   - Vorlage des testierten und rechtsverbindlich unterzeichneten Jahresabschlusses / Prüfungsberichtes 2002.

3. Die MBG geht davon aus, dass die Mittel von der Beteiligungsnehmerin bis zum 30.12.2003 abgerufen werden. Nach Ablauf der Frist kann die MBG die Leistung ablehnen. Eine Verlängerung der Frist kann bei der MBG schriftlich unter Angabe der Gründe bis 2 Wochen vor Ablauf beantragt werden.

4. Die Beteiligungsnehmerin hat die bestimmungsgemäße Verwendung der Mittel unverzüglich nach Abschluß des Vorhabens der MBG nachzuweisen. Ein Restbetrag in Höhe von 10 % der Beteiligung kann grundsätzlich erst nach Vorlage des kompletten Verwendungsnachweises für das Gesamtvorhaben ausgezahlt werden.
   Die bestimmungsgemäße Verwendung von Teilauszahlungen ist vor Auszahlung weiterer Teilbeträge nachzuweisen.

5. Eine Abtretung, Verpfändung oder Pfändung von Ansprüchen gegen die MBG aus diesem Vertrag wird ausgeschlossen.

6. Die MBG ist nicht verpflichtet, noch nicht erbrachte Einlagen (Beteiligungen oder Teilbeträge) zu leisten, wenn das Gesellschaftsverhältnis gemäß § 8 dieses Vertrages durch Kündigung aufgelöst wurde, wenn die Nichtkündigung seitens der MBG allein darauf zurückgeht, dass die Beteiligungsnehmerin gem. § 9 dieses Vertrages notwendige Meldungen unterließ, oder wenn die Vorgaben gemäß Gewinn & Verlust-Rechnung AdnaGen AG 2003-2006 (Ertragsvorschau) nicht planmäßig erreicht wurden. Die Ertragsvorschau ist Bestandteil dieses Vertrages. (Anlage 1)

Gesellschafts- und Beteiligungsvertrag Adnagen AG Seite 4

§ 5

Beteiligungsentgelt

1. Die MBG erhält für Ihre Beteiligung ein Entgelt, das sich zusammensetzt aus
   a) einem festen Entgelt
   b) einer Gewinnbeteiligung
   c) einem einmaligen Bearbeitungsentgelt

2. Die Beteiligungsnehmerin ermächtigt ihre Hausbank, das Beteiligungsentgelt durch die MBG abbuchen zu lassen.

a) Festes Entgelt

3. Das von der Beteiligungsnehmerin für die Beteiligung zu zahlende feste Entgelt beträgt jährlich 5,5% der jeweiligen geleisteten Einlage.

4. Das feste Entgelt wird vom Tage der Auszahlung der Einlage an berechnet. Als Tag der Auszahlung gilt die von der MBG in der gesonderten Lastschriftaufgabe mitgeteilte Wertstellung. Das feste Entgelt ist jeweils jährlich nachträglich am letzten Werktag des jeweiligen Geschäftsjahres an die MBG zu zahlen.

b) Gewinnbeteiligung

5. Neben dem festen Entgelt erhält die MBG einen Anteil in Höhe von 50 % aus dem Gewinn gem. Absatz 7, höchstens jedoch 6,5% p.a. ihrer jeweiligen Einlage.

6. Der für die Gewinnbeteiligung maßgebende Gewinn ergibt sich aus dem Jahresüberschuss/Jahresfehlbetrag gemäß § 275 Abs. 2 HGB, wobei steuerliche Sonderabschreibungen, Leistungen an die Gesellschafter, Tantiemen, Pensionsrückstellungen und Zinsen für Gesellschafterdarlehen, der Aufwand für Einkommen- und Ertragssteuern sowie gebildete Sonderposten mit Rücklageanteil dem Jahresabschluss/Jahresfehlbetrag hinzurechnen sind. Maßgebend ist die Steuerbilanz der Beteiligungsnehmerin. Falls keine Steuerbilanz erstellt wird, gilt eine vergleichbare, vom Finanzamt anerkannte Grundlage der Gewinnermittlung.

7. Die nach Absatz 6 zu zahlende Gewinnbeteiligung ist bei Rückzahlung der Beteiligung spätestens 30.6.2008 an die MBG zu entrichten.

8. Zahlt die Beteiligungsnehmerin nicht zu den vertraglich vereinbarten Terminen, sind rückständige Beträge vom Tage der Fälligkeit an mit 5 % p. a. über dem Basis-Zinssatz der Europäischen Zentralbank zu verzinsen.
   Die Geltendmachung eines weitergehenden Verzugsschadens bleibt vorbehalten.

Gesellschafts- u. Beteiligungsvertrag Adnagen AG Seite 5

c) **Bearbeitungsentgelt**

9. Die MBG erhält ein einmaliges Bearbeitungsentgelt in Höhe von € 10.000,00. Dieser Betrag wird bei der ersten Auszahlung der Beteiligung in einer Summe von der MBG einbehalten.

10. Zahlt die Beteiligungsnehmerin nicht zu den vertraglich vereinbarten Terminen, sind rückständige Beträge vom Tage der Fälligkeit an mit 5% p. a. über dem Basis-Zinssatz der Europäischen Zentralbank zu verzinsen.
Die Geltendmachung eines weitergehenden Verzugsschadens bleibt vorbehalten.

§ 6

Verlustbeteiligung

1. Die MBG nimmt mit ihrer Einlage am Verlust der Beteiligungsnehmerin nur im Falle des Insolvenzverfahrens teil. Eine Nachschußpflicht der MBG besteht nicht.

2. Im Falle des Insolvenzverfahrens über das Vermögen der Beteiligungsnehmerin wird die MBG daher ihren Anspruch auf Rückzahlung der Einlage nur im Range nach den übrigen Gläubigern, jedoch vor den Forderungen der Firmeninhaber/-Gesellschafter bzw. deren Angehörigen geltend machen. Die MBG tritt nicht hinter Ansprüche anderer Kapitalbeteiligungsgesellschaften zurück.

§ 7
Steuern

Der Beteiligungsnehmerin ist bekannt, dass die MBG aufgrund § 3 Nr. 24 GewStG von der Gewerbesteuer und – sollte sie wieder eingeführt werden – aufgrund § 3 Nr. 18 VStG von der Vermögensteuer befreit ist.

§ 8
Vorzeitige Beendigung der Gesellschaft

1. Die Beteiligungsnehmerin kann die Beteiligung jederzeit mit einer Kündigungsfrist von 12 Monaten zum Ende ihres Geschäftsjahres ganz oder teilweise kündigen. Die Kündigung ist der MBG durch eingeschriebenen Brief mit Rückschein zu erklären.

2. Der MBG steht ein ordentliches Kündigungsrecht nicht zu. Hiervon unberührt bleibt das Recht zur außerordentlichen, fristlosen Kündigung bei Vorliegen eines wichtigen Grundes. Ein wichtiger Grund liegt insbesondere vor, wenn

a) die Fördervoraussetzungen gemäß den Richtlinien für die Übernahme von Beteiligungen durch die MBG bei Leistung der Einlage nicht vorgelegen haben oder nachträglich entfallen sind;

Gesellschafts- und Beteiligungsvertrag Adnagen AG Seite 6

b) die Beteiligungsnehmerin oder deren Gesellschafter unrichtige Angaben machen oder gemacht haben;

c) die Beteiligungsnehmerin ihre sich aus diesem Vertrag ergebenden Verpflichtungen nicht erfüllt, insbesondere die Einlage nicht zweckentsprechend verwendet und mit der Entrichtung der vereinbarten Beteiligungsentgelte und gem. § 5 länger als 2 Monate in Verzug gerät sowie die gem. § 15 erforderliche Berichterstattung unterläßt und die notwendige Zustimmung der MBG gem. § 9,2 nicht einholt;

d) die Beteiligungsnehmerin einen Antrag auf Eröffnung des Insolvenzverfahrens gestellt hat oder stellen muß, oder von Dritten Vollstreckungsmaßnahmen gegen die Beteiligungsnehmerin beantragt wurden;

e) der Beteiligungsnehmerin seitens der finanzierenden Bank(en) zur Aufrechterhaltung der Zahlungsfähigkeit notwendige Kredite bzw. Kreditlinien gekündigt wurden oder diese Kündigung angekündigt wurde;

f) Ausschüttungen offensichtlich im Mißverhältnis zur Ertragskraft und Eigenkapitalausstattung der Beteiligungsnehmerin stehen.

3. Endet die stille Gesellschaft vorzeitig durch eine Kündigung seitens der Beteiligungsnehmerin oder durch eine Kündigung seitens der MBG aus einem von der Beteiligungsnehmerin zu vertretenden wichtigen Grund, so kann die MBG ein Agio (Aufgeld) verlangen.
Das Agio beträgt für jedes angefangene Kalenderjahr, um welches sich die vereinbarte Vertragsdauer kürzt, 3,0% des gekündigten Betrages.

§ 9
Mitwirkungs- und Zustimmungsrechte

1. Die unternehmerische Führung des Geschäftsbetriebes der Beteiligungsnehmerin obliegt ausschließlich dem Vorstand und den Aktionären der Beteiligungsnehmerin entsprechend den Regelungen des Gesellschaftsvertrages.
Da die Einlage der MBG ohne dingliche Besicherung erfolgt, hat die MBG ein vorrangiges Interesse, mit der Beteiligungsnehmerin über Maßnahmen, die über den gewöhnlichen Geschäftsbetrieb hinausgehen und die für den Bestand und die Gewinnbeteiligung der Einlage der MBG von wesentlicher Bedeutung sind, Einvernehmen zu erzielen.
Die Beteiligungsnehmerin wird daher die MBG in solchen Fällen vorab informieren und konsultieren, so dass die MBG Gelegenheit zur Stellungnahme hat.

<u>Dies gilt insbesondere in folgenden Fällen:</u>

a) Jahresplanung mit Erfolgs-, Investitions- und Finanzplanung, wobei zumindest ein Grobkonzept vor Beginn des Geschäftsjahres vorliegen soll;

b) Gestaltung der Jahresabschlüsse im Rahmen bilanzieller Wahlrechte und Vorschläge zur Gewinnverwendung;

c) Aufgabe eines vorhandenen oder Aufnahme eines neuen Geschäftszweiges;

d) Gründung und Aufgabe von Zweigniederlassungen;

Gesellschafts- und Beteiligungsvertrag Adnagen AG Seite 7

e) Wechsel des Abschlußprüfers;

f) Abschluß von Unternehmens- und sonstigen Verträgen, die eine wesentliche Beschränkung in wichtigen unternehmerischen Funktionen zur Folge haben.

Das Votum der MBG ist in den genannten Fällen nicht bindend.

2. Die Beteiligungsnehmerin verpflichtet sich, mit der MBG Einvernehmen herbeizuführen, bevor folgende Maßnahmen vollzogen werden:

a) gesellschaftsrechtliche Veränderungen, insbesondere Änderungen der Satzung, Abschluß von Ergebnisübernahmeverträgen und Beherrrschungsverträgen;

b) Bestellung und Abberufung von Vorständen, Festsetzung der Vorstandsbezüge;

c) Erwerb, Aufstockung oder Abgabe von Beteiligungen sowie vergleichbare unternehmerische Aktivitäten der Hauptgesellschafter ohne gesellschaftsrechtliche Anbindung an die Beteiligungsnehmerin;

d) Verlagerung des Firmensitzes; Verpachtung, Veräußerung oder Liquidation des Unternehmens oder wesentlicher Betriebsteile z. B. Anlagen oder Ausrüstung der Anlagen, außergewöhnliche Erweiterung oder Einschränkung des Geschäftsumfanges;

e) nennenswerte Veränderungen bei den wirtschaftlichen und finanziellen Beziehungen zwischen der Beteiligungsnehmerin und deren Gesellschaftern.

3. Die Beteiligungsnehmerin wird ohne Zustimmung der MBG keine Darlehen / Beteiligungen an die Aktionäre oder stille Gesellschafter zurückzahlen. Gewinnausschüttungen an die Aktionäre oder stille Gesellschafter dürfen erst vorgenommen werden, wenn das Beteiligungsentgelt, einschließlich etwaiger Rückstände, an die MBG entrichtet worden ist und die Eigenkapitalquote mindestens 20% beträgt.

4. Die MBG kann ihre Zustimmungsbefugnisse ganz oder teilweise auf einen bei der Beteiligungsnehmerin gemäß § 11 gegebenenfalls zu bildenden Beirat übertragen. Die Einrichtung eines Beirates bedarf der Zustimmung der MBG.

§ 10
Vorstandsbezüge

Die Vorstandsbezüge sind so zu bemessen, dass eine angemessene Eigenkapitalbildung möglich ist.

Gesellschafts- und Beteiligungsvertrag Adnagen AG Seite 8

§ 11
Beirat

Wenn das negative Geschäftsergebnis es erfordert, kann die MBG verlangen, dass bei der Beteiligungsnehmerin ein Beirat gebildet wird. Aufgabe des Firmenbeirates soll es sein, die Vorstände hinsichtlich der Geschäftspolitik und der wesentlichen Entscheidungen im Rahmen der laufenden Geschäfte zu beraten und zu unterstützen. Näheres regelt die Geschäftsordnung, die zu gegebener Zeit von den vorgesehenen Mitgliedern des Firmenbeirates zu beschließen ist.

§ 12
Beratung

Die MBG bietet der Beteiligungsnehmerin die Beratung bei der Realisierung des Vorhabens, in Fragen der Unternehmensführung sowie in allen Finanzierungsfragen an.
Diese Aufgaben kann die MBG auch auf andere qualifizierte Dritte übertragen.
Entstehende Kosten übernimmt die Beteiligungsnehmerin.

§ 13
Entbindung von der Schweigepflicht

Die Beteiligungsnehmerin entbindet die MBG von der Schweigepflicht gegenüber den Refinanzierungsinstituten sowie deren Beauftragten. Außerdem entbindet die Beteiligungsnehmerin ihre Hausbanken von der Schweigepflicht gegenüber der MBG.

§ 14
Abtretung an Dritte

Die Beteiligungsnehmerin ist mit der Abtretung der Ansprüche und sonstigen Rechte der MBG an die Refinanzierungsinstitute einverstanden.

§ 15
Überwachung und laufende Berichterstattung

1. Die MBG und deren Beauftragte sind berechtigt, die Beteiligungsnehmerin zu überwachen und erforderlichenfalls zu überprüfen, wobei die Erstattung von anfallenden Kosten der Überprüfung von der Beteiligungsnehmerin verlangt werden kann, wenn der Grund für die Überprüfung von ihr zu vertreten ist. Die MBG und deren Beauftragte können von der Beteiligungsnehmerin alle erforderlichen Auskünfte verlangen, ihre Geschäftsunterlagen einschließlich der Steuerakten einsehen und den Betrieb der Beteiligungsnehmerin jederzeit besichtigen.

2. Diese Rechte stehen auch dem Land Niedersachsen, vertreten durch den Niedersächsischen Minister für Wirtschaft, Technologie und Verkehr sowie dessen Beauftragten zu.

3. Die Beteiligungsnehmerin ist verpflichtet, der MBG innerhalb der ersten 6 Monate des folgenden Geschäftsjahres die geprüfte Bilanz mit Gewinn- und Verlustrechnung nebst Erläuterungen – gegebenenfalls mit dem Prüfungsbericht – in zweifacher Ausfertigung vorzulegen. Verzögert sich die Fertigstellung eines Jahresabschlusses, so sind zunächst die vorläufigen Zahlen mitzuteilen. Die MBG kann verlangen, dass die Bestellung des Prüfers im Einvernehmen mit ihr erfolgt.

Gesellschafts- und Beteiligungsvertrag Adnagen AG Seite 9

4. Die Beteiligungsnehmerin ist verpflichtet, der MBG die betriebswirtschaftliche Auswertung incl. Summen- und Saldenliste jeweils pro Quartal spätestens bis zum Ende des Folgemonats zu übersenden.

5. Die Beteiligungsnehmerin ist verpflichtet, der MBG über den Fortschritt des durch die Beteiligung geförderten Vorhabens vierteljährlich zu berichten.

6. Die Beteiligungsnehmerin verpflichtet sich darüber hinaus, der MBG unverzüglich über alle wesentlichen Geschehnisse zu berichten, soweit sie negative Auswirkungen auf den Geschäftserfolg und die Zahlungsfähigkeit erwarten lassen.

§ 16
Rückzahlung der Einlage

1. Endet die stille Gesellschaft durch Zeitablauf oder Kündigung, so wird die Einlage in Höhe des Nennbetrages, abzüglich bereits geleisteter Teilleistungen auf das Kapital zur Rückzahlung fällig.

2. Gleichzeitig werden auch das zeitanteilige feste Entgelt, die Gewinnbeteiligung sowie ggf. das Agio zur Zahlung fällig.

3. Die MBG ist berechtigt, zum Ende der Beteiligungszeit eine Wertzuwachspauschale von 6,5 % p.a. des jeweils eingezahlten Beteiligungsbetrages zu verlangen. Die bereits gezahlten Beträge zur Gewinnbeteiligung gem. § 5, Abs. 5 werden auf die Wertzuwachspauschale angerechnet und reduzieren den geforderten Betrag.

4. Können Ansprüche auf Rückzahlung nicht zum Fälligkeitstag erfüllt werden, steht der MBG ein Schadenersatzanspruch zu. Die Höhe des Schadenersatzanspruchs ist auf Bundesbank Basiszinssatz nach § 247 BGB zuzüglich 8,0 %, begrenzt, es sei denn, die MBG weist einen höheren Schaden nach.

5. Bei vorzeitiger Rückzahlung eines Teils der Einlage wird das darauf entfallende Beteiligungsentgelt sofort zur Zahlung fällig, auch wenn es gestundet war. Weitere Zahlungsrückstände dürfen nicht bestehen, bevor eine vorzeitige (Teil-) Rückzahlung möglich ist.

§ 17
Versicherung

Die Beteiligungsnehmerin wird ihren Geschäftsbetrieb gegen die üblichen Risiken angemessen versichert halten.

§ 18
Erfüllungsort und Gerichtsstand

Erfüllungsort und Gerichtsstand ist Hannover

Gesellschafts- und Beteiligungsvertrag Adnagen AG Seite 10

§ 19
Vertragsänderungen und Rechtswirksamkeit

1. Änderungen dieses Vertrages bedürfen der Schriftform.

2. Sollte eine Bestimmung dieses Vertrages rechtsunwirksam sein, werden davon die übrigen Bestimmungen nicht berührt. Die Vertragspartner sind in einem solchen Fall verpflichtet, die rechtsunwirksamen Bestimmungen durch rechtswirksame Regelungen zu ersetzen, die wirtschaftlich dem Sinn und Zweck des Vertrages entsprechen.

Hannover, den

Mittelständische Beteiligungsgesellschaft Niedersachsen(MBG) mbH
(Beteiligungsgeber)

Hannover, den 24.6.2003

Adnagen AG
(Beteiligungsnehmer)

tbg Technologie-Beteiligungs-Gesellschaft mbH · 53170 Bonn

Adnagen AG

to the hands of the mangement board

Ulrich Wendt
Unser Zeichen: DN 1294112
GP 23223057
Telefon: +49 (0)228 831- 8129
E-Mail: Ulrich.Wendt@KfW.de
Datum: 26. Oktober 2010

Program „Beteiligungskapital für kleine Technologieunternehmen"
Termination of Silent Partnership

Dear Mr. Weis,

based on the agreements dated February 7, 2000 and August 30, 2001, tbg Technologie-Beteiligungs-Gesellschaft mbH ("**tbg**") owns a silent participation (*stille Beteiligung*) ("**Silent Participation**") in Adnagen AG (the „**Company**"), which has been registered as partial loss and profit transfer agreement with the commercial register of the Company ("**Partial Loss and Profit Transfer Agreement**").

The Company and, i. a., tbg have agreed in the restructuring agreement dated March 22, 2009, as amended, that tbg`s rights and duties out of the Silent Partnership are dispensed (*verzichtet*) with the transfer of all shares held by tbg in the Company. The transfer of the shares has to be effected to another company than OncoVista, Inc, San Antonio, Texas, USA ("**Oncovista Inc**") to trigger the dispense.

tbg has signed a stock purchase agreement ("**SPA**") to sell all of its shares in the Company to another company ("**Purchaser**") than OncoVista, Inc. A copy of the SPA is attached hereto as an **Exhibit**. tbg and the Company agree that with the receipt of the First Purchase Price by the Agent (as defined in the SPA) ("**Closing Date**" for the purposes of this letter agreement) the Silent Partnership is terminated (*aufgehoben*) with effect as of the Closing Date and the Partial Profit and Loss Transfer Agreement is terminated with effect as of the end of the business year. As of Closing Date, tbg waives all its rights and claims under the Silent Participation and the Partial Profit and Loss Transfer Agreement, including profits, accrued interest and all other claims not paid until Closing Date.

TBG
EIN UNTERNEHMEN DER KFW BANKENGRUPPE
tbg · Ludwig-Erhard-Platz 1 · 53179 Bonn · Tel.: 0228 831-7290 · Fax: 0228 831-7493 · Geschäftsführer: Walter Auel, Klaus Weirich · Handelsregister Sitz: Bonn · Gericht: Bonn · HR-Nr.: HRB 49 40 · Bankverbindung: KfW Frankfurt, BLZ: 500 204 00, Konto: 5075780004

- 2 -

The Partial Loss and Profit Transfer Agreement shall be deleted in the commercial register and the Company agrees to apply for deletion without undue delay (*unverzüglich*) following Closing Date, and tbg shall provide all assistance required to effect the registration of the deletion. Up to the registration of the deletion of the Partial Loss and Profit Transfer Agreement in the commercial register, tbg shall not execute any rights under or in relation to the Silent Partnership or the Partial Profit and Loss Transfer Agreement unless instructed by the respective Purchaser. The Seller hereby irrevocably authorizes the Purchaser to execute as from the Closing Date any and all of its rights under or related to the Silent Partnership or the Partial Profit and Loss Transfer Agreement, and offers irrevocably hereby to the Purchaser to assign for precautionary reasons any and all rights existing under the Silent Partnership or the Partial Profit and Loss Transfer Agreement to the Purchaser. The Purchaser may accept the before irrevocable offer at any time by notifying the Company; tbg hereby waives any rights to receive the respective acceptance declaration and nominates the Company instead as representative for the receipt of the acceptance declaration.

tbg and the Company agree to use their best efforts and to take all measures required to give effect to this agreement, including signing any applications with and providing any declarations towards the commercial register, if required.

We kindly ask the Company to sign this letter thereby consenting to the above.

Yours sincerely,

Tbg Technologie-Beteiligungs-Gesellschaft mbH

ppa Petra Röttcher

Ulrich Wendt

Received and agreed

Adnagen AG

Dr. Alex Weis/ Dr. Siegfried Hauch

Project Lena: Exhibit 1.1.a: Sold Stocks 28 October 2010

Number	Stockholder and Seller	Number of Sold Stocks / % of entire registered stock capital sold to Purchaser	Number of Stock Certificate sold to Purchaser
1.	Seller 1: OncoVista Inc.	39,006 / 78,01 %	Nr. XVI - 001
2.	Seller 2: tbg (KfW Mittelstandsbank) ("tbg")	5,880 / 11,76 %	Nr. XVI - 002
3.	Seller 3: Rose Nominess Ltd	700/1,4 %	Nr. XV - 002
4.	Seller 4: Rob Cawthorne	146 / 0,29 %	Nr. XVI - 004
5.	Seller 5: Felicitas Beteiligungsgesellschaft Hannover mbH (formerly; Biomed)	3,022 / 6,04 %	Nr. XVI - 003

Kommentar [HKE1]: Certificate only available 28 Oct.

1

Project Lena: Exhibit 1.1.a_28 October 2010

6.	Seller 6: Axel Deuring, Buchenweg 6a, 30900 Wedemark	29 / 0,058 %	Nr. XV – 9
7.	Seller 7: Dr. Eckhart Schnakenberg, Kesener Weserstr. 4 B, 28832 Achim	29 / 0,058 %	Nr. XV – 10
8.	Seller 8: Hans-Peter Winkelmann, Tostedter Weg 11, 21244 Buchholz	60 / 0,120 %	Nr. XV - 0008
9.	Seller 9: Hans Winkelmann, Am Anger 14, 31535 Neustadt	87 / 0,174 %	Nr. XV - 0005
10.	Seller 10: Marion Buchwald, Effertzfeld 8, 41564 Kaarst	297 / 0,594 %	Nr. XV - 0004
11.	Seller 11: Michael Winkelmann, Hagenerstr. 52 e, 31535 Neustadt	60 / 0,120 %	Nr. XV - 0007
12.	Seller 12: Stefan Schröder, Breite Straße 2, 30159 Hannover	595 / 1,190 %	Nr. XV - 003
13.	Seller 13: Tim Freise, Gartenstr. 107, 60596 Frankfurt	82 / 0,164 %	Nr. XV - 0006

Kommentar [HKE2]: Certificate lost?

2

Project Lena: Exhibit 1.1.a_28 October 2010

14.	Seller 14: Dr. Silke Lankiewicz, An der Garather Motte 23, 40595 Düsseldorf	7 / 0,014 %	Nr. XV - 0011

3

Project Lena: Exhibit 1.1.a_28 October 2010

Project Lena: Exhibit 1.1.b: stock ownership as from First Completion_28 October 2010

Number	Stockholder	Number of stocks / %	Number of Stock Certificate
1.	Purchaser	39,006 / 78,01 %	Nr. XVI - 001
2.	Purchaser	5,880 / 11,76 %	Nr. XVI - 002
3.	Purchaser	700/1,4 %	Nr. XV - 002
4.	Purchaser	595 / 1,19 %	Nr. XV - 003
5.	Purchaser	146 / 0,29 %	Nr. XVI - 004
6.	Purchaser	3,022 / 6,04 %	Nr. XVI - 003
7.	Purchaser	297 / 0,59 %	Nr. XV - 004
8.	Purchaser	87 / 0,17 %	Nr. XV - 005
9.	Purchaser	82 / 0,16 %	Nr. XV - 006
10.	Purchaser	60 / 0,12 %	Nr. XV - 007
11.	Purchaser	60 / 0,12 %	Nr. XV - 008
12.	Purchaser	29 / 0,05 %	Nr. XV - 009
13.	Purchaser	29 / 0,05 %	Nr. XV - 010
14.	Purchaser	7 / 0,014 %	Nr. XV - 011

1

Project Lena: Exhibit 1.1.b_28 October 2010

Exhibit to Stock Purchase Agreement - Alere & AdnaGen

as of 05.10.06

EXHIBIT 1.4 (c) Budget AdnaGen September 2010 - August 2011

In thousands Euro	September	October	November	December	January	February	March	April	May	June	July	August	Total
Kit sales	50	80	120	120	132	145	160	175	190	210	230	250	1.862,0
Contracts		40			40			60				90	230,0
Pharma Contracts											500		
Grants			75			15	30		15			15	150,0
Licenses				630				500					1.130,0
Total Revenue	**50,0**	**120,0**	**195,0**	**750,0**	**172,0**	**160,0**	**190,0**	**735,0**	**205,0**	**210,0**	**730,0**	**355,0**	3.872,0
Manufacturing costs (incl. build stock)	25,0	25,0	25,0	25,0	40,0	40,0	40,0	45,0	45,0	45,0	50,0	50,0	455,0
Personnel costs	50,0	60,0	60,0	60,0	75,0	75,0	75,0	75,0	80,0	80,0	80,0	80,0	850,0
Facility and related	10,0	10,0	10,0	10,0	10,0	10,0	10,0	10,0	10,0	10,0	10,0	10,0	120,0
Travel & marketing costs	10,0	15,0	15,0	15,0	18,0	18,0	18,0	20,0	20,0	20,0	25,0	25,0	219,0
Repair and maintenance	2,0	2,0	2,0	2,0	2,0	2,0	2,0	2,0	2,0	2,0	2,0	2,0	24,0
Patent costs	5,0	5,0	5,0	5,0	5,0	5,0	5,0	8,0	8,0	8,0	8,0	8,0	75,0
Insurances, membership fee	4,0	4,0	4,0	4,0	4,0	4,0	4,0	4,0	4,0	4,0	4,0	4,0	48,0
Car costs	1,5	1,5	1,5	1,5	1,5	1,5	1,5	1,5	1,5	1,5	1,5	1,5	18,0
Lab materials	12,0	12,0	15,0	15,0	20,0	20,0	20,0	25,0	25,0	25,0	28,0	28,0	245,0
Clinical Trials EU		50,0	12,0	15,0	15,0	15,0	15,0	15,0	15,0	15,0	15,0	15,0	197,0
Clinical Trials US		6,0	12,0	18,0	18,0	18,0	18,0	18,0	18,0	18,0	20,0	20,0	184,0
market entry cost (documentation, medical writing, summits	50,0	10,0	50,0	10,0	10,0	50,0	40,0	40,0	50,0	20,0	10,0	10,0	350,0
FDA 510k (est. 2M) - not in the operative budget													0,0
Automation (est. 500) - not in the operative budget													0,0
Audit cost PWC							10,0	10,0	10,0				30,0
Office costs	5,0	5,0	5,0	5,0	5,0	5,0	5,0	5,0	5,0	5,0	5,0	5,0	60,0
Other costs	10,0	10,0	10,0	10,0	10,0	10,0	10,0	10,0	10,0	10,0	10,0	10,0	120,0
Depreciation	3,0	3,0	3,0	3,0	3,0	3,0	3,0	3,0	3,0	3,0	3,0	3,0	36,0
Total operating costs	**162,5**	**193,5**	**204,5**	**173,5**	**196,5**	**236,5**	**236,5**	**246,5**	**261,5**	**221,5**	**221,5**	**221,5**	2.576,0
Total operating income/loss	**-137,5**	**-98,5**	**-34,5**	**551,5**	**-64,5**	**-116,5**	**-86,5**	**443,5**	**-101,5**	**-56,5**	**458,5**	**83,5**	841,0
													0,0
Interest & other expenses	1,2	1,2	1,2	1,2	1,2	1,2	1,2	1,2	1,2	1,2	1,2	1,2	14,4
Interest & other income													0,0
													0,0
Net income/loss	**-138,7**	**-99,7**	**-35,7**	**550,3**	**-65,7**	**-117,7**	**-87,7**	**442,3**	**-102,7**	**-57,7**	**457,3**	**82,3**	826,6
Cash in from sales	20,0	25,0	90,0	155,0	750,0	160,0	147,0	175,0	720,0	190,0	190,0	710,0	
Cash out from operations	-185,7	-216,7	-227,7	-196,7	-234,7	-274,7	-274,7	-289,7	-304,7	-264,7	-269,7	-269,7	
Cash Flow	-165,7	-191,7	-137,7	-41,7	515,3	-114,7	-127,7	-114,7	415,3	-74,7	-79,7	440,3	
Cumul Cash Flow	-165,7	-357,4	-495,1	-536,8	-21,5	-136,2	-263,9	-378,6	36,7	-38,0	-117,7	322,6	

- 1 / 2 -

05.10.10

EXHIBIT 2.2

Second Purchase Price

A.          Second Purchase Price

1.
An additional purchase price for the Sold Stocks shall amount up to USD 10 (ten) million (the Target Amount) to be paid at the Second Payment Date (and being subject to the deductions and set-offs and payment mechanisms exclusively set out in this Stock Purchase Agreement including this Exhibit 2.2 and the Transaction Fee Schedule (the Second Purchase Price).]

2.
The Target Amount shall fall due if and when (the Target Date) at any time during the 24 months following Completion (the Milestone Period) AdnaGen achieves the following target figures (together the Milestones) being understood that the Milestones must be fulfilled collectively at the same Target Date for the last 12 trailing months:

a)
Gross Revenues in a total amount of at least EUR [**Redacted**] plus USD [**Redacted**] (the Revenue Milestone) Gross Revenues in either currency exceeding the above minimum face value for a respective currency can be added to the other currency. The split into USD and EURO as above has the sole purpose to assure minimum overall sales in case of material exchange rate fluctuations between the USD and the EURO.

and

b)	Positive Net Income (the Income Milestone)

and

c)	No Debt within the Company at the Target Date and for the last 12 trailing months (the No Debt Milestone).

Gross Revenues shall have the following meaning: total net sales (Umsatzerlöse) calculated according to Sec 275 para. 3 number 1 HGB, proceeds from public grants up to a maximum grant amount of 10% of the Revenue Milestone, license income (royalties or up-front payments) – excluding Category 3 Payments, subject however to the Allocation Option - within the Milestone Period up to and including the Target Date. The Sellers shall have the following option (the Allocation Option): if the Company receives within the Milestone Period payments under Category 3 of Exhibit 2.4 (royalties and up-front payments from a pharmaceutical alliance) (Category 3 Payments), the Sellers Representative can opt within the Milestone Period in writing to attribute all Category 3 Payments received from a pharmaceutical alliance to the Gross Revenues: if the Sellers Representative opts accordingly, the relevant Category 3 Payments will not be considered under Category 3 of Exhibit 2.4. In other words: the Sellers Representative can decide to consider all Category 3 Payments received from a pharmaceutical alliance either in Schedule 2.4 as royalties/up-front payments or – if opted - in Schedule 2.2 as Gross Revenues.

Positive Net Income shall have the following meaning: the total of the net income of the Company achieved within the Milestone Period up to and including the Target Date (Net Income) must amount to at least EUR 1 (in words: One Euro) whilst the Net Income shall be calculated as if the annual net income (Jahresüberschuß in the sense of Sec. 275 para. 3 number 19 HGB would be calculated for the relevant period up to the Target Date excluding, for the avoidance of doubt, (i) any compensation of losses (Verlustausgleiche) under enterprise agreements (Unternehmensverträge) or (ii) loss reducing contributions or (iii) dissolutions of reserves that reduces losses. In addition, the following extraordinary positions (revenues and costs) shall not be considered in the calculation of the Net Income:

•	cost of changing the legal form of AdnaGen;
•
additional taxes to be paid by AdnaGen (as costs) or tax savings achieved at the level of AdnaGen (i.e. also in the form of earnings or profits) due to AdnaGen being a member of a corporate income or trade tax unity;

•	consolidation effects in AdnaGen, if any; and
•	any change in Net Income arising from a change of the currently applied accounting principles unless required under mandatory law.

No Debt shall have the following meaning: within a period of 12 months prior to the Target Date and at the Target Date, the Company shall not have established (begründet) liabilities in the sense of Sec. 266 para. 3 C. numbers 2, 5, 6, 7 HGB.

As from the transfer of the silent partnerships of Seller 2 and the Partnership Seller to the Purchaser, the relevant silent partnership amounts shall not constitute debt for the purposes of the No Debt definition. The same shall apply to debts that (i) the Purchaser forces the Company to take outside the commercial needs of the Company, or (ii) that are caused by the corporate structuring of the Cash Injection 1, the Cash Injection 2 or an Additional Cash Injection or a Conflict Cash Injection (as defined in the SPA) provided to the Company.

3.	Up to the Second Payment Date plus a grace period of 5 Business Days, the Second Purchase Price shall bear no interest.

4.
The months periods stated above shall cover full calendar months. The Milestone Period shall start on the first day of the month following Completion (Start Date), and the 12 months period shall mean any consecutive 12 months period as from the Start Date up to the expiration of the Milestone Period.

5.	The amount of the Second Purchase Price shall decrease if any of the Milestones is not achieved within the stated periods as follows:

•	If either the Income or the No Debt Milestone is not achieved (or, for the avoidance of doubt, if both are not achieved), no Second Purchase Price will fall due.

•
If the Income and the No Debt Milestone are achieved but the Revenue Milestone is not achieved, the Second Purchase Price will be the Target Amount less [**Redacted**] that AdnaGen falls short of the Revenue Milestone, however no less than a Second Purchase Price of USD 1 for each Seller.

6.
In order to assess whether and in which amount the Second Purchase Price became due, the Sellers’ Representative will immediately after achievement of the Milestones present such financial documents to the Purchaser which evidence achievement of the Milestones (the Milestone Statement). The Purchaser shall procure reasonable access to all relevant documentation required to determine the achievement of the Milestone. The Purchaser shall have 20 Business Days to object against the correctness of the Milestone Statement and shall notify the Sellers Representative of the objection. As from the notice of objectionthe Sellers and the Purchaser shall have another 15 Business Days to resolve the issues in dispute. If an agreement cannot be reached within this period, either the Sellers or the Purchaser or both together may appoint an independent chartered accountant with international reputation (Wirtschaftprüfer) (the Expert) to finally assess the matters in dispute ain line with applicable law and accounting standards and methodology as applied by the Company in the past. The Sellers and the Purchaser agree that they will accept the Expert’s assessment as being final and binding.

7.	In case the Sellers can demonstrate that - to the extent possible - despite a prior written warning of the sellers representative/s in the Steering Committee the Purchaser during the Milestone Period

•	(i) caused the Company to take any measures which had a material adverse impact on the achievement of the Milestones, or

•	(ii) restructured the Company through liquidation, dissolution or merger into or with another operating entity in a way that has a material adverse impact on the achievement of the Milestones, or

•	(iii) sold or carved out any material assets of the Company which have an effect as outlined in (i) (each (i) to (ii) a Purchaser’s Adverse Action),

the Second Purchase Price shall irrevocably be deemed to be achieved in full and the payment of the Second Purchase Price shall become payable on the Second Payment Date unless the Sellers Representative had agreed in writing to such measure. The Parties agree that the change of Company’s products trade-names and in particular trading the Company’s products under Alere-group trademarks shall in no event be deemed as a Purchaser’s Adverse Action.

8.
In relation to exchange rates, the exchange rates issued by the European Central Bank regards either the Target Date (in case of achievement of the Milestones) or the date of the expiration of the Milestone Period shall be decisive for purposes for this Exhibit.

B.          Second Payment Date

1.
The payment of the Second Purchase Price (the Second Payment Date) shall take place 20 (twenty) Business Days after (i) either the date on which the Parties have agreed on the fulfilment of the Milestones and the amount of the Second Purchase Price (ii) or the date the Purchaser has received the assessment of the Expert. If no Second Purchase Price falls due, no Second Payment Date shall occur.]

2.	At the Second Payment Date,

the Sellers shall hand over to the Purchaser the Sellers Bank Guarantee and the Purchaser shall pay the Second Purchase Price less (i) the Payment Difference (as defined in Section 1.2 (d) of the Agreement), if funded by the Purchaser, (ii) any amounts due under Section 1.2.(c) of the Agreement (i.e. cost sharing for squeeze out costs) and (iii) an amount of EUR 200,000 unless the Sellers provide the Sellers Bank Guarantee.

3.	The Parties hereto shall, upon Agent’s receipt of payment of the Second Purchase Price (less deductions as outlined), execute a memorandum confirming the payment of the Second Purchase Price.

C.      Payment Details

All payments of the Second Purchase Price (less deductions as outlined) shall be effected by the Purchaser in USD to the Designated Account.

EXHIBIT 2.3

Third Purchase Price

A.          Third Purchase Price

9.
An additional purchase price for the Sold Stocks shall amount up to USD 5 (five) million (the Target Amount) to be paid at the Third Payment Date (and being subject to the deductions and set-offs and payment mechanisms exclusively set out in this Stock Purchase Agreement including this Exhibit 2.3 and the Transaction Fee Schedule (the Third Purchase Price).]

10.	The Target Amount shall fall due if and when at any time during the 36 months following Completion (the Clearance Milestone Period) AdnaGen achieves the following target (the Clearance Milestone):

AdnaGen to receive [**Redacted**] for either (i) the [**Redacted**] or (ii) the [**Redacted**]. Up to the Third Payment Date plus a grace period of 5 Business Days, the Third Purchase Price shall bear no interest.

No Third Purchase Price shall fall due if the Clearance Milestone is not achieved within the Milestone Period.

11.	The Purchaser shall use commercially reasonable efforts to pursue the [**Redacted**] as described in the SPA (Section 1.4.j).

B.          Third Payment Date

4.
The payment of the Third Purchase Price (the Third Payment Date) shall take place 20 (twenty) Business Days after (i) either the date on which the Parties have agreed on the fulfilment of the Clearance Milestone (ii) or the date the Purchaser has received the [**Redacted**]. If no Third Purchase Price falls due, no Third Payment Date shall occur. At the Third Payment Date, the Sellers shall hand over to the Purchaser the Sellers Bank Guarantee and the Purchaser shall pay the Third Purchase Price less (i) the Payment Difference (as defined in Section 1.2 (d) of the Agreement), if funded by the Purchaser, (ii) any amounts due under Section 1.2. (c) of the Agreement (i.e. cost sharing for squeeze out costs) and (iii) an amount of EUR 200,000 unless the Sellers Guarantor provide the Sellers Bank Guarantee.

5.	The Parties hereto shall, upon Agent’s receipt of payment of the Third Purchase Price (less deductions as outlined), execute a memorandum confirming the payment of the Third Purchase Price.

C.          Payment Details
The payment of the Third Purchase Price (less deductions as outlined) shall be effected by the Purchaser in USD to the Designated Account.

EXHIBIT 2.4

Additional Purchase Prices

12.
Regardless of the achievement of the Target Amounts of the Second and/or Third Purchase Price, the Sellers are entitled to additional purchase payments (each payment a Target Payment) if and when the Targets defined below and (Category 1 to 3) set out in the below Target Tables (each a Target) are achieved (including the Requirements for the Targets being fulfilled).

13.
A respective Target Payment shall fall due if and when the Company achieves the respective Target at any time during the 36 months following Completion (the Target Period) unless a Target Period is not agreed for a specific Target; in such case, the respective Target Payment falls due whenever the respective Target is achieved.

14.
Any Target Payment becomes payable within 10 Business Days after the Parties having mutually agreed on the achievement of the respective Target (the Due Date). Up to the relevant Due Date plus a grace period of 5 Business Days, the respective Target Payment shall bear no interest.

15.
All payments of Target Amounts shall be effected by the Purchaser in USD to the Designated Account. The Purchaser shall pay the Target Amounts less, if and to the extent not already settled at the date of payment, (i) the Payment Difference (as defined in Section 1.2 (d) of the Agreement), if funded by the Purchaser, (ii) any amounts due under Section 1.2.(c) of the Agreement (i.e. cost sharing for squeeze out costs) and (iii) an amount of EUR 200,000 unless the Sellers provide the Sellers Bank Guarantee (understood that the Sellers shall in total provide security in an amount of EUR 400,000).

16.	The Targets fall into 4 categories, each with their own specific requirements, that are:

a)
Category 1: receiving Regulatory Clearance of defined products in defined territories. The maximum amount of all Target Payments for achieving Category 1 Targets is USD 28 million: when the said maximum amount has fallen due, achievement of further Targets of the same category will not trigger further Target Payments or payments of any kind.

Category 1 Requirements: Regulatory Clearance means obtaining the approval of the relevant product for the general sale and/or distribution to professional users in the relevant territory by the relevant authority (i.e. [**Redacted**]) within in the Target Period. The relevant Targets (of Category 1) are set out in the following Target Table 1:

Target	Territory	Cash Payment	Timeline (as from Completion)
Regulatory clearance of following developed test in the required territory		Up to $28M (cap)
[**Redacted**]	[**Redacted**]	$6M	36 Months
[**Redacted**]	[**Redacted**]	$8M	36 Months
[**Redacted**]	[**Redacted**]	$1M	36 Months
[**Redacted**]	[**Redacted**]	$3M	36 Months
[**Redacted**]	[**Redacted**]	$3M	36 Months
[**Redacted**]	[**Redacted**]	$2M	36 Months
[**Redacted**]	[**Redacted**]	$3M	36 Months
[**Redacted**]	[**Redacted**]	$1M	36 Months
[**Redacted**]	[**Redacted**]	$1M	36 Months

b)
Category 2: endorsement of [**Redacted**] by the [**Redacted**]. The maximum amount of all Target Payments for achieving Category 2 Milestones is USD 20 million: when the said maximum amount has fallen due, achievement of further Targets of the same category will not trigger further Target Payments or payments of any kind.

Category 2 Requirements: Endorsement of Test means receiving active support for the general use of the respective test by [**Redacted**] in a form that is directed to and visible for potential professional users of such test, i.e. by inclusion of the test in [**Redacted**] guidelines as a recommended test, within the Milestone Period. The relevant tests (of Category 2) are set out in the following Target Table 2:

Target	Territory	Cash Payment	Timeline (as from Completion)
Endorsement of test		Up to $20M (cap)
[**Redacted**]	[**Redacted**]	$7M	36 Months
[**Redacted**]	[**Redacted**]	$5M	36 Months
[**Redacted**]	[**Redacted**]	$7M	36 Months
[**Redacted**]	[**Redacted**]	$5M	36 Months
[**Redacted**]	[**Redacted**]	$2M	36 Months
[**Redacted**]	[**Redacted**]	$2M	36 Months
[**Redacted**]	[**Redacted**]	$5M	36 Months

c)	Category 3: Validation of IP; Pharmaceutical Alliances; [**Redacted**] and [**Redacted**].

Category 3 Requirements are:

•
Creation of a pharmaceutical alliance (i.e. collaboration with enterprises active in the pharmaceutical industry that are not being part of the Alere-group) under which the Company’s IP in the field of [**Redacted**] and [**Redacted**] is validated; and

•
receipt by the Company from the pharmaceutical alliance until the earlier of expiry of the Target Period or the last expiry date of the patents of royalties exceeding [**Redacted**] of Net Sales or a transfer price with a Gross Margin exceeding [**Redacted**] whilst

o	Net Sales shall mean Gross Revenues as defined in Exhibit 2.2, and

o	Gross Margin shall mean Net Sales less all costs of sales (including material, labour and overhead costs); and

•
the pharmaceutical alliance making an up-front payment to the Company that (net of costs for all activities related to or caused by the pharmaceutical alliance to the Alere-group including the Company) amounts to at least USD 1 million net (and as further set out in Target Table 3), and

•	the up-front payment is received within the Target Period.

The relevant amount of a Target Payment depends on the amount of the received up-front payment. The relevant figures are set out in the following Target Table 3. For each received upfront amount, just one “Cash Payment” (as referred to in the table) falls due being determined on the basis of the received upfront amounts from a pharmaceutical alliance, i.e. the “Cash Payment” amounts in the table are not to be summed up in case a received upfront amount equals or exceeds USD 2 million. The Parties explicitly acknowledge that a difference of USD 1 in relation to received upfront-payments can therefore cause a “Cash Payment” difference of up to USD 2.5 million, i.e. in case of an upfront payment received in the amount of USD 10 million the “Cash Payment” will be in total USD 5 million (rather than in total USD 2.5 million in case of an upfront payment received in an amount of USD 10 million less USD 1). If more than one upfront amount is received from the same pharmaceutical alliance within the relevant “Timeline”, such amounts are to be summed up and the respective total amount shall form the basis for determining the “Cash Payment”.

Target	Cash Payment	Timeline (as From Completion)
Validation of IP – Pharmaceutical alliances – [**Redacted**] and [**Redacted**]	Unlimited
Upfront amounts received:
-$1 - < $2M	$500k	36 Months
-≥ $2 – < $5M	$1M	36 Months
-≥ $5 – < 10M	$2.5M	36 Months
-≥ $10M+	$5M (maximum / cap)	36 Months

Category 3 Payments (as defined in Exhibit 2.2) that are attributed to Gross Revenues due to the Sellers Representative exercising the Allocation Option (as defined in Exhibit 2.2) shall be disregarded in respect to Category 3 Targets, i.e. such Category 3 Payments will not be considered as royalties or up-front-payments in this Exhibit 2.4 but only as Gross Revenues in Exhibit 2.2. The amount of a Target Payment shall be calculated and agreed by the Parties immediately following expiration of the Target Period; the above Clause 3 shall apply to the payment terms.

d)	Category 4: Validation of IP; Pharmaceutical Alliances; [**Redacted**] and [**Redacted**]

Category 4 Requirements are:

•
Creation of a pharmaceutical alliance (i.e. collaboration with other enterprises active in the pharmaceutical industry that are not being part of the Alere-group) under which the Company’s IP in the field of [**Redacted**] is validated, and

•
receipt by the Company from the pharmaceutical alliance as from Completion until the last expiry date of the patents of royalties exceeding [**Redacted**] of Net Sales or a transfer price with a Gross Margin exceeding [**Redacted**], and

•	the pharmaceutical alliance making up-front payments or milestone payments to the Company.

The relevant amount of the Target Payment shall be 35% of the amount of the up-front payment or milestone payment received by the Company (net of costs for all activities related to or caused by the pharmaceutical alliance to the Alere-group including the Company) in a calendar year by the Company, the last calendar year however being 2016. As from 1 January 2017 onwards, no claims for Target Payments for Category 4 Requirements shall arise. The amount of the relevant Target Payment shall be calculated and agreed by the Parties on an annual basis immediately following the end of a calendar year; the above Clause 3 shall apply to the payment terms.

An additional USD 2 million Target Payment falls due if and when [**Redacted**] including the [**Redacted**] Company’s product is approved by [**Redacted**] anytime; the above Clause 3 shall apply to the payment terms. A claim for this Target Payment expires automatically on 31 December 2016.

17.	The Purchaser shall use commercially reasonable efforts to pursue the regulatory approvals in section a. and shall provide reasonable assistance in relation to b, c and d requirements.

Exhibit 2.5 Call Option Agreeement

DRAFT as of 27 October 2010

Call Option Agreement

DATED 28 OCTOBER 2010

between

Gelöscht: Lena_ Exhibit 2 5 Call Option Agreement _100923.docx

02681-10 00224 SVER Project Lena Exhibit 2.5 to the SPA Call Option Agreement 271010 clean.doc

Exhibit 2.5 Call Option Agreement

relating to the acquisition of stocks in AdnaGen AG.

The Sellers 1 and 5 - 14 are represented by Dr. Sigfried Hauch, Sellers 3 and 4 are represented by Mr. Oliver Keilhack. Seller 2 is represented by [...]. Dr. Siegfried Hauch, Mr. Oliver Keilhack, and [...] act as proxies (*Bevollmächtigte*) for the respective Sellers based on powers of attorney copies of which are attached hereto as **Exhibit A** to the SPA.

Kommentar [A1]: Attorney KfW

DRAFT

INDEX

A. Binding Offer 1 / Call Option 1 6

Section 1 Binding Offer 1 6
Section 2 Conditions Re-transfer / Transfer of Title 6
Section 3 Call Option 1 7
Section 4 Consideration Re-Transferred Stocks 1 7
Section 5 Termination of Binding Offer 1 / Call Option 1 7

B. Binding Offer 2 / Call Option 2 7

Section 6 Binding Offer 2 7
Section 7 Re-transfer Conditions 2 / Transfer of Title 7
Section 8 Call Option 2 8
Section 9 Consideration Re-Transferred Stocks 2 8
Section 10 Termination of Binding Offer 2 / Call Option 2 8
Section 11 Relationship between Binding offers/Call options 9

C. Obligations of Purchaser 9

Section 12 representations 9
Section 13 Performance and liability 9
Section 14 Covenants 9

D. Miscellaneous 10

Section 15 consent of Company 10

Section 16 Capitalized Words 10

Section 17 Further Actions 10

Section 18 Notices 10

Section 19 Confidentiality and announcements 11

Section 20 Severability 12

Section 21 Table of Contents and Headings 12

Section 22 Costs and Expenses 12

Section 23 Interest 12

Page 3 of 15

02681-10 00224 SVER Project Lena_Exhibit 2.5 to the SPA_Call Option Agreement_271010_clean.doc

Exhibit 2.5 Call Option Agreement

Section 24	Language	12
Section 25	Governing Law	13
Section 26	Arbitration	13
Section 27	Entire Agreement; Amendments and Waivers	13
Section 28	Binding Effect; Assignment; Nominee	13
Section 29	Incorporation of Exhibits	14
Section 30	Construction	14
Section 31	Exhibits	15

Gelöscht: 13

DRAFT

Page 4 of 15

02681-10 00224 SVER Project Lena_Exhibit 2.5 to the SPA_Call Option Agreement_271010_clean.doc

Exhibit 2.5 Call Option Agreement

WHEREAS:

Preamble

2. **WHEREAS** as of the date hereof (the ***Signing Date***), the Parties to this Agreement and further participants have entered into a stock purchase and transfer agreement (***SPA***) with regard to the sale and transfer of stocks in the Company to the Purchaser;

3. **WHEREAS** under the SPA, as of Closing Date, more than 95% of the Stocks in the Company shall be transferred to the Purchaser;

4. **WHEREAS** the Purchaser shall pay a Second Purchase Price as of the Second Payment Date;

5. **WHEREAS** the Purchaser shall pay a Third Purchase Price as of the Third Payment Date;

6. **WHEREAS** under the SPA the Purchaser has agreed to transfer a certain number of stocks in the Company to the Agent in case the Second Purchase Price and/or the Third Purchase Price are not duly paid;

7. **WHEREAS** this agreement (the ***Call Option Agreement***) determines the subject matter referred to in the above WHEREAS clause 6.

N O W T H E R E F O R E , the Parties agree as follows:

DRAFT

Page 5 of 15

02681-10 00224 SVER Project Lena_Exhibit 2.5 to the SPA_Call Option Agreement_271010_clean.doc

Exhibit 2.5 Call Option Agreement

CALL OPTION AGREEMENT

DRAFT

A. BINDING OFFER 1 / CALL OPTION 1

Section 1 BINDING OFFER 1

Subject to the Second Purchase Price being in excess of USD 100 the Purchaser hereby irrevocably and bindingly offers (*nicht widerrufbares und verbindliches Angebot*) the sale and transfer subject to the fulfilment of the Re-Transfer Conditions 1 (as defined below) 40% of the Sold Stocks (the ***Re-Transferred Stocks 1***) in the Company to the Agent with all dividend and dividend drawing rights (*Gewinn- und Gewinnbezugsrechte*) relating to the period beginning as from 1 January of the year of the Second Purchase Date and all subscription and other rights pertaining to each Re-Transferred Stock 1 (the ***Binding Offer 1***).

Section 2 CONDITIONS RE-TRANSFER / TRANSFER OF TITLE

2.1 The transfer of the Re-Transferred Stocks 1 to the Agent (the ***Re-Transfer 1***) becomes effective upon fulfillment of the following conditions a)-c) (the ***Re-Transfer Conditions 1***):

a) the Purchaser has not paid the Second Purchase Price timely within 5 Business Days from the Second Payment Date;

b) the Agent has received written instruction by the Sellers Representative to accept the Re-Transfer and has informed the Purchaser accordingly by fax and email;

c) the Agent has informed the Purchaser by registered mail (*Einschreiben mit Rückschein*) to accept the Re-Transfer 1 according to the draft letter attached as Exhibit 2.1 (***Re-Transfer Acceptance Notice 1)*** and

d) the Agent has provided the Purchaser with a bank guarantee as provided for in Exhibit 2.2.

2.2 The Agent and the Purchaser are hereby in agreement, that the title to the Re-Transferred Stocks 1 shall, subject to fulfilment of the Re-Transfer Conditions 1, pass to the Purchaser (*dingliche Übertragung*) by endorsement and handing over of the relevant stock certificates immediately following receipt of the Re-Transfer Acceptance Notice 1 (***Effective Date 1***) unless the Purchaser has paid the Second Purchase Price. As of the Effective Date 1, the Purchaser holds the stock certificates

Page 6 of 15

02681-10 00224 SVER Project Lena_Exhibit 2.5 to the SPA_Call Option Agreement_271010_clean.doc

Exhibit 2.5 Call Option Agreement

for the Re-Transferred Stocks 1 in the name and on behalf of the Agent and shall hand them over to the Agent without undue delay.

2.3 Only for reasons of utmost precaution, the Purchaser hereby assigns and transfers to the Agent the Re-Transferred Stocks 1 and all their membership rights and other rights pertaining to the Re-Transferred Stocks 1 by way of §§ 398,413 German Civil Code, whilst such assignment and transfer is conditional upon fulfilment of the Re-Transfer Conditions 1, as from the Effective Date 1.

Section 3 CALL OPTION 1

If the Re-Transfer 1 should not become effective despite fulfillment of the Re-Transfer Conditions 1, the Sellers are entitled to request from the Purchaser and the Purchaser is obligated to adhere to the request the immediate sale and transfer of the Re-Transferred Stocks 1 to the Agent (***Call Option 1***). Call Option 1 shall be notified to the Purchaser by the Sellers by registered mail (*Einschreiben mit Rückschein*) (the ***Call Option 1 Notice***). Following Call Option 1 Notice, the Sellers, the Purchaser and the Agent shall agree on a stocks transfer agreement in line with this Agreement.

Section 4 CONSIDERATION RE-TRANSFERRED STOCKS 1

As from the Effective Date 1, any payment claims of the Sellers in relation to the Second Purchase Price cease automatically at the time of transfer of title.

Section 5 TERMINATION OF BINDING OFFER 1 / CALL OPTION 1

The Binding Offer 1 and the Call Option 1 terminate upon receipt of the Second Purchase Price on the Designated Account, if receipt is effected prior to the Effective Date 1.

B. BINDING OFFER 2 / CALL OPTION 2

Section 6 BINDING OFFER 2

Subject to the Third Purchase Price being in excess of USD 100, the Purchaser hereby irrevocably and bindingly offers (*nicht widerrufbares und verbindliches Angebot*) the sale and transfer subject to fulfilment of the Re-Transfer Conditions 2 (as defined below) 9% of the Sold Stocks (the ***Re-Transferred Stocks 2***) in the Company to the Agent with all dividend and dividend drawing rights (*Gewinn- und Gewinnbezugsrechte*) relating to the period beginning as from 1 January of the year of the Third Purchase Date and all subscription and other rights pertaining to each Re-Transferred Stock 2 (the ***Binding Offer 2***).

Section 7 RE-TRANSFER CONDITIONS 2 / TRANSFER OF TITLE

7.1 The transfer of the Re-Transferred Stocks 2 to the Agent (the ***Re-Transfer 2***) becomes effective upon fulfillment of the following conditions a)-d) (the ***Re-Transfer Conditions 2***):

Page 7 of 15

02681-10 00224 SVER Project Lena_Exhibit 2.5 to the SPA_Call Option Agreement_271010_clean.doc

Exhibit 2.5 Call Option Agreement

a) [**Deliberately left free**]

b) the Purchaser has not paid the Third Purchase Price timely within 5 Business Days from the Third Payment Date and

c) the Agent has received written instruction by the Sellers to accept the Re-Transfer 2 has informed the Purchaser accordingly by fax and email; and

d) the Agent has informed the Purchaser by registered mail (*Einschreiben mit Rückschein*) to accept the Re-transfer 2 according to the draft letter attached as Exhibit 7.1 (***Re-Transfer Acceptance Notice 2***); and

e) the Agent has provided the Purchaser with a bank guarantee as provided for in Exhibit 2.3.

7.2 The Agent and the Purchaser are hereby in agreement, that the title to the Re-Transferred Stocks 2 shall, subject to fulfilment of the Re-Transfer Conditions 2, pass to the Purchaser (*dingliche Übertragung*) by endorsement and handing over of the relevant stock certificates immediately following receipt of the Re-Transfer Acceptance Notice 2 (***Effective Date 2***) unless the Purchaser has paid. As of the Effective Date 2, the Purchaser holds the stock certificates for the Re-Transferred Stocks 2 in the name and on behalf of the Agent and shall hand them over to the Agent without undue delay.

7.3 Only for reasons of utmost precaution, the Purchaser hereby assigns and transfers to the Agent the Re-Transferred Stocks 2 and all their membership rights and other rights pertaining to the Re-Transferred Stocks 2 by way of §§ 398,413 German Civil Code, whilst such assignment and transfer is conditional upon fulfilment of the Re-Transfer Conditions 2, as from the Effective Date 2.

Section 8 CALL OPTION 2

If the Re-Transfer 2 should not become effective despite fulfillment of the Re-Transfer Conditions 2, the Sellers are entitled to request from the Purchaser and the Purchaser is obligated to adhere to the request the immediate sale and transfer of the Re-Transferred Stocks 2 to the Agent (***Call Option 2***). Call Option 2 shall be notified to the Purchaser by the Sellers by registered mail (*Einschreiben mit Rückschein*) (the ***Call Option 2 Notice***). Following Call Option 2 Notice, the Sellers, the Purchaser and the Agent shall agree on a stocks transfer agreement in line with this Agreement.

Section 9 CONSIDERATION RE-TRANSFERRED STOCKS 2

As from the Effective Date 2, any payment claims of the Sellers in relation to the Third Purchase Price cease automatically at the time of transfer of title.

Section 10 TERMINATION OF BINDING OFFER 2 / CALL OPTION 2

The Binding Offer 2 and the Call Option 2 terminate upon receipt of the Third Purchase Price on the Designated Account, if receipt is effected prior to the Effective Date 2.

Page 8 of 15

02681-10 00224 SVER Project Lena_Exhibit 2.5 to the SPA_Call Option Agreement_271010_clean.doc

Exhibit 2.5 Call Option Agreement

Section 11 Relationship between Binding offers/Call options

For the avoidance of doubt, the Binding Offer 1 and the Call Option 1 shall survive and need to be fulfilled in case Binding Offer 2 and/or Call Option 2 is triggered. Upon exercise of Binding Offer 1/Call Option 1 and Binding Offer 2/ Call Option 2 the Purchaser shall have transferred 49 % of the Sold Stocks to the Agent.

C. Obligations of Purchaser

Section 12 Representations

The scope and content of each Representation of the Purchaser contained in this Section C as well as the Purchaser arising thereunder shall be exclusively defined by the provisions of this Agreement (in particular the limitations on Sellers' rights and remedies set forth in Sections D below), which shall be an integral part of the Representations.

In case of a Re-Transfer 1 and/or a Re-Transfer 2, as of the respective Effective Date, with regard to the Re-Transferred Stocks 1 and Re-Transferred Stocks 2, the Purchaser represents and warrants the following, as laid down in the Section 3 of the SPA as representations by the Seller's Guarantor and/or the Sellers:

- 3.1 b) (iv);
- 3.1 b) (v).

Section 13 Performance and liability

In case of a breach of any of the representations under this Agreement the provisions of Section 4 of the SPA shall apply accordingly.

Section 14 Covenants

14.1 The Purchaser shall not transfer Re-Transferred Stocks 1 and/or 2 prior to the settlement of the Second or Third Purchase Price respectively to third parties without prior consent of the Agent. The Purchaser may however transfer Re-Transferred Stocks 1 and/or 2 without consent of the Agent prior to the settlement of the Second or Third Purchase Price respectively to Alere, Inc. and/or any direct or indirect

Page 9 of 15

02681-10 00224 SVER Project Lena_Exhibit 2.5 to the SPA_Call Option Agreement_271010_clean.doc

Exhibit 2.5 Call Option Agreement

subsidiary of Alere, Inc. provided that the acquiring company assumes this Call Option Agreement as a party to the contract.

14.2 The Purchaser or the relevant stockholder is free to resolve on a merger or a conversion of form of the Company provided that the Agent receives in such case entitlements commercially and legally similar to the entitlements and rights granted under this Call Option Agreement. The Purchaser or the relevant stockholder will in particular offer in such scenario to re-exercise at its costs an agreement with similar entitlements and rights in notarial form, if required for its validity under German law. The Purchaser must inform the Sellers Representative at least 10 Business Days prior to the notarization of any such measure.

14.3 If the Purchaser breaches the covenants under this Section 14, (i) at any time prior to the Second Payment Date, the Second Purchase Price shall become due in an amount of USD 10 (ten) million 24 months as from Completion or (ii) at any time prior to the Third Payment Date, the Third Purchase Price shall become due in an amount of USD 5 (five) million 36 months as from Completion.

D. MISCELLANEOUS

Section 15 CONSENT OF COMPANY

The Company has agreed to the sale and transfer of the Re-Transferred Stocks 1 and the Re-Transferred Stocks 2, based on a resolution of the Supervisory Board, as attached in Exhibit 15.

Section 16 CAPITALIZED WORDS

Capitalized words and expressions in this Agreement shall have the meaning given to them in the text of this Agreement or, if not explicitly defined herein, in the definitions of the SPA.

Section 17 FURTHER ACTIONS

Section 18 NOTICES

All notices and other communications which are required or permitted to be given under this Agreement, shall be in writing and shall be deemed given when (i) delivered personally, or (ii) sent for overnight delivery by nationally recognized international courier service (such as Federal Express), ~~as follows:~~ to the addresses indicated in the Recitals hereto

~~If to any or all of the Sellers, exclusively to the Agent~~.

Page 10 of 15

02681-10 00224 SVER Project Lena_Exhibit 2.5 to the SPA_Call Option Agreement_271010_clean.doc

Exhibit 2.5 Call Option Agreement

Section 31 EXHIBITS

Exhibit __: PoA Agent
Exhibit __: Re-Transfer Acceptance Notice 1
Exhibit __: Re-Transfer Acceptance Notice 2
Exhibit __: Consent of the Company to re-transfer of Stocks
Exhibit __: Consent of the Supervisory Board to the re-transfer of Stocks

DRAFT

Page 15 of 15

02681-10 00224 SVER Project Lena_Exhibit 2.5 to the SPA_Call Option Agreement_271010_clean.doc

Lena 3.1.b(ii) Articles of Association and Commercial Register Extract

1

Satzung

I. Allgemeine Bestimmungen

§1
Firma, Sitz und Geschäftsjahr

(1) Die Gesellschaft führt die Firma

AdnaGen AG

(2) Sie hat ihren Sitz in Langenhagen.

(3) Geschäftsjahr ist das Kalenderjahr.

§2
Gegenstand des Unternehmens

(1) Gegenstand des Unternehmens ist die Entwicklung und der Vertrieb von medizinischer Diagnostik, Diagnostik-Methoden sowie biotechnologischen Produkten, Verfahren und Geräten einschließlich der EDV und aller damit im Zusammenhang stehenden Dienstleistungen.

(2) Die Gesellschaft ist zu allen mit dem Gegenstand des Unternehmens zusammenhängenden artverwandten Geschäften, die der Erreichung oder Förderung des Gesellschaftszwecks dienen, berechtigt. Sie ist insbesondere zur Errichtung von Zweigniederlassungen im In- und Ausland berechtigt und kann andere Unternehmen jeder Art gründen, erwerben oder sich an ihnen beteiligen.

§3
Bekanntmachungen

Die Bekanntmachungen der Gesellschaft erfolgen ausschließlich im Bundesanzeiger.

2

§4
Gerichtsstand

Ausschließlicher Gerichtsstand für alle Streitigkeiten der Gesellschaft und ihrer Organe mit ihren Aktionären als solchen ist der Sitz der Gesellschaft.

II. Grundkapital und Aktien

§5
Grundkapital, Einteilung

(1) Das Grundkapital der Gesellschaft beträgt EUR 50.000,00 (in Worten: Euro fünfzigtausend).

(2) Vom ursprünglichen Grundkapital in Höhe von EURO 500.000,00 haben übernommen:

a) Frau Dr. Stefanie Waschütza, Celle,
290.000 Stückaktien mit einem anteiligen Betrag am Grundkapital von je EURO 1,00 durch Einlage gemäß § 5 Abs. 3;

b) Herr Dr. Gero Waschütza, Kaarst,
10.000 Stückaktien mit einem anteiligen Betrag am Grundkapital von je EURO 1,00 durch Einlage gemäß § 5 Abs. 3;

c) Herr Gengiz Tamak, Lehrte,
25.000 Stückaktien mit einem anteiligen Betrag am Grundkapital von je EURO 1,00 durch Einlage gemäß § 5 Abs. 3;

d) Herr Stefan Schröder, Langenhagen
25.000 Stückaktien mit einem anteiligen Betrag am Grundkapital von je EURO 1,00 durch Einlage gemäß § 5 Abs. 3;

e) BioMed Venture Aktiengesellschaft mit Sitz in Hannover,
150.000 Stückaktien mit einem anteiligen Betrag am Grundkapital von je EURO 1,00 durch Einlage gemäß § 5 Abs. 3;

(3) Das ursprüngliche Grundkapital in Höhe von EURO 500.000,00 wird durch Sacheinlage in voller Höhe erbracht, indem

3

- die Aktionäre die Gesellschaft mit beschränkter Haftung unter der Firma AdnaGen GmbH formwechselnd nach § 190 ff. UmwG in die Rechtsform der Aktiengesellschaft umgewandelt haben,

- das nach Abzug der Schulden verbleibende (freie) Vermögen der vorgenannten Gesellschaft mit beschränkter Haftung dem Nennbetrag des Grundkapitals der Gesellschaft entspricht, und

- die Anteile der Gesellschafter am freien Vermögen der Gesellschaft mit beschränkter Haftung den von ihnen gemäß Abs. 2 übernommenen Aktien entsprechen.

§6 Aktien

(1) Das Grundkapital ist eingeteilt in 50.000 nennwertlose Stückaktien mit einem rechnerischen Anteil am Grundkapital von EUR 1,00 je Aktie.

(2) Die Aktien der Gesellschaft lauten auf den Namen.

Die Aktien und die Bezugsrechte daraus können nur mit schriftlicher Zustimmung der Gesellschaft übertragen werden. Dies gilt auch im Rahmen der Auseinandersetzung einer Erbengemeinschaft oder bei Erfüllung eines Vermächtnisses. Über die Erteilung der Zustimmung beschließt der Aufsichtsrat. Die Zustimmung kann nur aus wichtigem Grund verweigert werden. Sie ist insbesondere zu verweigern, wenn dem Aufsichtsrat bekannte Veräußerungsbeschränkungen und Mitveräußerungsrechte oder -pflichten nicht beachtet wurden.

Abweichend vom vorstehenden Absatz 2 kann die BioMed Venture Aktiengesellschaft mit Sitz in Hannover über ihre Anteile ohne Zustimmung der Gesellschaft frei verfügen.

(3) Ein Anspruch der Aktionäre auf Verbriefung ihrer Anteile ist ausgeschlossen, soweit dies gesetzlich zulässig und nicht eine Verbriefung nach den Regeln der Börse erforderlich ist, an der die Aktie zugelassen ist oder zugelassen werden soll. Die Gesellschaft ist berechtigt, Einzel- oder Sammelurkunden auszustellen. Die Form der Aktienurkunden sowie der Gewinnanteil- und Erneuerungsscheine bestimmt der Vorstand.

(4) Bei einer Kapitalerhöhung kann die Gewinnbeteiligung neuer Aktien abweichend von 60 Abs. 2 AktG bestimmt werden.

4

(5) Der Vorstand ist ermächtigt, mit Zustimmung des Aufsichtsrats das Grundkapital der Gesellschaft bis zum 30.06.2008 durch Ausgabe neuer Aktien einmal oder mehrmals, insgesamt jedoch um höchstens bis zu 9.910,00 EUR zu erhöhen und dabei über den Inhalt der Aktienrechte, den Ausgabebetrag, das für die neuen Aktien zu zahlende Entgelt und die sonstigen Bedingungen zu entscheiden (genehmigtes Kapital II).

Der Aufsichtsrat wird ermächtigt, die Fassung der Satzung entsprechend dem Umfang der Kapitalerhöhung aus genehmigtem Kapital zu ändern.

(6) Der Vorstand ist ermächtigt, das Grundkapital der Gesellschaft bis zum 31. Dezember 2008 mit Zustimmung des Aufsichtsrates durch Ausgabe neuer Namensaktien gegen Bar- oder Sacheinlagen einmal oder mehrmals, jedoch insgesamt höchstens um 330.000,00 € (in Worten: Euro dreihundertdreißigtausend) zu erhöhen. Dabei ist den Aktionären grundsätzlich ein Bezugsrecht einzuräumen. Der Vorstand ist ferner ermächtigt, die weiteren Einzelheiten der Kapitalerhöhung und ihrer Durchführung mit Zustimmung des Aufsichtsrats festzulegen (genehmigtes Kapital 2004).

Der Aufsichtsrat wird ermächtigt, die Fassung der Satzung entsprechend dem Umfang der Kapitalerhöhung aus genehmigten Kapital zu ändern.

§7
Aktienrückerwerb, Einziehung

(1) Die Gesellschaft kann Aktien nach Maßgabe der gesetzlichen Bestimmungen zurückerwerben.

(2) Die Einziehung von Aktien eines Aktionärs ist auf dessen Verlangen und nach Maßgabe des § 237 AktG zulässig.

(3) Eine zwangsweise Einziehung der Aktien ist der Gesellschaft gestattet, wenn

a) die Aktien eines Aktionärs von einem Gläubiger des Aktionärs gepfändet oder in anderer Weise in die Aktien vollstreckt wird und die Vollstreckungsmaßnahme nicht innerhalb von 2 (zwei) Monaten, spätestens aber vor Verwertung der Aktien aufgehoben werden,

b) oder über das Vermögen eines Aktionärs das Insolvenzverfahren eröffnet oder die Eröffnung eines solchen Verfahrens mangels Masse abgelehnt wird oder dieser die Richtigkeit seines Vermögensverzeichnisses an Eides statt zu versichern hat, oder

5

c) in der Person des Aktionärs ein seine Ausschließung rechtfertigender Grund vorliegt, insbesondere das Gesellschaftsverhältnis betreffende Straftaten rechtskräftig festgestellt werden.

(4) Stehen Aktien mehreren Mitberechtigten ungeteilt zu, so ist die Einziehung gemäß Abs. 3 auch dann zulässig, wenn deren Voraussetzung nur in der Person eines Mitberechtigten vorliegt.

(5) Der Einziehungsbeschluss wird von der Hauptversammlung gefasst.

(6) Vom Zeitpunkt des Zugangs der Mitteilung über den Einziehungsbeschluss des Vorstandes beim betroffenen Aktionär ruht sein Stimmrecht.

(7) Soweit die Einziehung von Aktien zulässig ist, kann die Gesellschaft stattdessen verlangen, dass die Aktien an die Gesellschaft oder eine von ihr bezeichnete Person, bei der es sich auch um einen Aktionär handeln kann, abgetreten wird, und zwar auch dergestalt, dass die Aktien teilweise eingezogen werden und im übrigen an die Gesellschaft oder die von ihr bezeichnete Person abzutreten sind. Soweit die Gesellschaft statt der Einziehung der Aktien deren Abtretung an sich oder eine von der Gesellschaft bezeichnete Person verlangt, gelten die Regelungen in Abs. 5, Abs. 7, Abs. 8, Abs. 9 und Abs. 10 entsprechend mit der Maßgabe, dass die Vergütung für die abzutretenden Aktien von dem Erwerber der Aktien geschuldet und sofort in voller Höhe fällig wird.

(8) Die Einziehung von Aktien erfolgt gegen Zahlung einer Vergütung. Zu deren Berechnung werden die Aktien außer in den Fällen des Abs. 8 nach dem "Stuttgarter Verfahren" gemäß Abschnitt 97 ff. der Erbschaftsteuerrichtlinien 1999 bewertet. Maßgeblich sind die Verhältnisse zum Ende des letzten Geschäftsjahres vor dem Ausscheidenszeitpunkt, soweit nicht beide Stichtage zusammenfallen.

(9) Ist die Gesellschaft oder der ausscheidende Aktionär der Ansicht, dass der tatsächliche Wert der Aktien von dem nach Abs. 7 berechneten Wert erheblich abweicht, so ist sie bzw. er berechtigt, auf eigene Kosten den tatsächlichen Wert der betreffenden Aktien durch einen Wirtschaftsprüfer oder eine Wirtschaftsprüfungsgesellschaft feststellen zu lassen. Zu diesem Zeitpunkt ist dem ausscheidenden Aktionär und dem Wirtschaftsprüfer bzw. der Wirtschaftsprüfungsgesellschaft Einsicht in alle notwendigen Unterlagen der Gesellschaft zu gewähren und es sind die erforderlichen Auskünfte zu erteilen. Die Bewertung hat nach den anerkannten Bewertungsgrundsätzen, namentlich des Fachgutachtens des Instituts der Wirtschaftsprüfer e. V. in Düsseldorf in Deutschland, zu erfolgen und bezieht sich auf den letzten Bilanzstichtag vor dem Ausscheidenszeitpunkt, soweit nicht beide Stichtage zusammenfallen. Der Wirtschaftsprüfer oder die Wirtschaftsprüfungsgesellschaft, der bzw. die gemeinsam von der Gesellschaft und dem ausscheidenden Aktionär bestimmt werden soll, stellt den Wert der Aktien des aus-

6

scheidenden Aktionärs für beide Seiten verbindlich fest. Können sich die Parteien auf einen Wirtschaftsprüfer oder eine Wirtschaftsprüfungsgesellschaft nicht einigen, so wird dieser bzw. diese von der Wirtschaftsprüferkammer bestimmt. Liegt der von dem Wirtschaftsprüfer bzw. der Wirtschaftsprüfungsgesellschaft ermittelte tatsächliche Wert der Aktien mehr als 10 % über oder unter der sich aus Abs. 7 Satz 2 und 3 ergebenden Einziehungsvergütung, so entspricht die Einziehungsvergütung dem gemäß diesem Absatz ermittelten tatsächlichen Wert.

(10) Die Einziehungsvergütung gemäß Abs. 7 oder 8 ist in 3 (drei) gleichen Teilbeträgen zu entrichten. Der erste ist soweit gesetzlich zulässig 3 (drei) Monate nach Erklärung der Einziehung durch den Vorstand der Gesellschaft, anderenfalls zum gesetzlich frühestmöglichen Zeitpunkt zahlbar. Die folgenden Teilbeträge sind jeweils ein Jahr nach Fälligkeit des vorausgehenden Teilbetrages zur Zahlung fällig. Die Gesellschaft ist jederzeit berechtigt, Zahlungen vor Fälligkeit zu leisten. Der jeweils offenstehende Teil der Einziehungsvergütung ist gemäß dem jeweiligen 3-Monats-Euribor zu verzinsen.

(11) Insoweit und solange Zahlungen gegen § 62 AktG verstoßen würden, gelten Zahlungen auf den Hauptbetrag als zum vereinbarten Satz verzinslich gestundet, Zinszahlungen als unverzinslich gestundet.

III. Vorstand

§8
Zusammensetzung und Geschäftsordnung

(1) Der Vorstand besteht aus einer oder mehreren Personen. Die Zahl der Mitglieder des Vorstandes bestimmt der Aufsichtsrat. Der Aufsichtsrat kann einen Vorsitzenden des Vorstandes sowie einen stellvertretenden Vorsitzenden des Vorstandes ernennen. Es können stellvertretende Vorstandsmitglieder bestellt werden.

(2) Der Vorstand bestimmt seine Geschäftsordnung durch einstimmigen Beschluss seiner Mitglieder, wenn nicht der Aufsichtsrat eine Geschäftsordnung für den Vorstand erlässt.

(3) Der Vorstand hat die Geschäfte der Gesellschaft nach Maßgabe der Gesetze, der Satzung und der Geschäftsordnung zu führen. Insbesondere hat der Vorstand die Grundsätze der Jahresplanung der Gesellschaft zu beachten.

7

(4) Soweit das betreffende Geschäft nicht bereits Gegenstand eines positiven Beschlusses des Aufsichtsrates zu einer Jahresplanung gemäß Absatz (3) war, bedarf der Vorstand zur Durchführung folgender Maßnahmen der Zustimmung des Aufsichtsrates:

a) Veräußerung des Gesellschaftsvermögens als Ganzes oder zu einem wesentlichen Teil;

b) Geschäfte und Maßnahmen, die die Unternehmensstruktur oder die Grundsätze der Unternehmensstrategie betreffen oder die zu einer wesentlichen Änderung der Unternehmensentwicklung führen, insbesondere die Aufnahme neuer Geschäftszweige und die Einstellung oder wesentliche Einschränkung bisheriger Geschäftszweige;

c) Erteilung oder Änderung von Prokuren und Generalvollmachten sowie der Abschluss und die wesentliche Änderung von Anstellungsverträgen mit einer Gesamtvergütung (feste und variable Bestandteile) von jeweils mehr als EUR 75.000,00 p. a. Wesentlich ist insbesondere eine Änderung von Anstellungsverträgen, die zu einer Änderung der Gesamtvergütung von mehr als EUR 10.000,00 führt;

d) Verabschiedung von Versorgungsplänen bzw. Zusagen oder Gewährung von Versorgungsleistungen jeglicher Art;

e) Erwerb, die Veräußerung oder Belastung von Grundstück und grundstücksgleichen Rechten;

f) Abschluss, Änderung und Beendigung von Patent-, Lizenz- und Kooperationsvereinbarungen;

g) Beschlussfassung über die Ausnutzung genehmigten und/oder bedingten Kapitals;

h) Abschluss, Änderung, Beendigung oder Verlängerung von Verträgen mit

- Gesellschaftern, ehemaligen Gesellschaftern, Vorstands- und Aufsichtsratsmitgliedern und Angehörigen dieser Personen i. S. v. § 15 AO;

- Unternehmen, an denen eine der oben genannten Personen unmittelbar oder mittelbar beteiligt ist, soweit der wirtschaftliche Wert insgesamt mehr als Euro 50.000,00 p. a. beträgt;

i) Jahresplanung, insbesondere Budgetplanung für das jeweils folgende Geschäftsjahr;

8

j) Gründung und Beendigung von Gesellschaften oder Unternehmen, Erwerb und Veräußerung von Beteiligungen an anderen Unternehmen;

k) Errichtung, Erwerb, Schließung und Veräußerung von Betrieben, Teilbetrieben oder Zweigniederlassungen;

l) Verpachtung von Grundstücken;

m) Verfügungen über gewerbliche Schutzrechte;

n) Abschluss und Beendigung von sonstigen Vertriebsverträgen und Eingehung von sonstigen Lieferverbindungen mit einem Volumen über (im Einzelfall oder insgesamt) Euro 100.000,00;

o) Vergabe von Krediten mit Ausnahme von im üblichen Geschäftsverkehr gewährten Lieferantenkrediten bis zur Höhe von Euro 25.000,00; Abschluss von Termingeschäften;

p) jede Inanspruchnahme von Bank- oder anderen Darlehen, soweit hiervon nicht lediglich Kontokorrentkredite betroffen sind, in einem Umfang von über (im Einzelfall oder insgesamt) Euro 100.000,00;

q) Übernahme jeder Art von Investitionsaufwendungen über (im Einzelfall oder insgesamt) Euro 100.000,00 pro Jahr;

r) Führung jedes für die Gesellschaft wesentlichen Gerichtsverfahrens, soweit hiervon nicht lediglich Arbeitsgerichtsverfahren oder das Inkasso von Forderungen betroffen ist, die aus dem laufenden Geschäftsbetrieb resultieren;

s) Sicherheitsleistungen, Abgabe von Bürgschaften und Garantien sowie Eingehung von Wechselverpflichtungen die (im Einzelfall oder insgesamt) Euro 25.000,00 übersteigen; ausgenommen ist die übliche Gewährleistung für Produkte der Gesellschaft;

t) Abschluss anderer Verträge, durch die der Gesellschaft Aufwendungen oder Verpflichtungen von über (im Einzelfall oder insgesamt) Euro 25.000,00 entstehen;

u) alle sonstigen außergewöhnlichen Geschäftsführungsmaßnahmen oder außergewöhnlichen Ausgaben;

v) Ausübung von Rechten in Gesellschafterversammlungen oder Beiräten von Beteiligungsgesellschaften der Gesellschaft;

9

w) Einräumung und Beendigung jedweder Beteiligungen am Gewinn der Gesellschaft, insbesondere von stillen Beteiligungen, partiarischen Rechtsverhältnissen und Tantiemen; sowie

x) Abschluss, Änderung und Beendigung von Betriebspacht-, Betriebsführungs- und Unternehmensverträgen, die wesentliche Einschränkung potentieller unternehmerischer Aktivitäten der Gesellschaft zur Folge haben können;

y. Mitarbeiterbeteiligungsprogramme.

(5) Der Vorstand kann in allen Fragen der Geschäftsführung die Entscheidung der Hauptversammlung herbeiführen.

(6) Die Gesellschaft schließt für die Mitglieder des Vorstandes eine angemessene Haftpflichtversicherung ab, soweit sich für den Abschluss einer solchen Versicherung *ein* Versicherungsgeber finden lässt.

§9
Geschäftsführung und Vertretung

(1) Die Gesellschaft wird gesetzlich vertreten durch ein Mitglied des Vorstandes, wenn nur ein Vorstandsmitglied bestellt ist oder wenn ihm der Aufsichtsrat die Befugnis zur Einzelvertretung erteilt hat. In allen anderen Fällen wird die Gesellschaft durch zwei Mitglieder des Vorstandes oder durch ein Mitglied des Vorstandes in Gemeinschaft mit einem Prokuristen vertreten.

(2) Der Aufsichtsrat kann alle oder einzelne Vorstandsmitglieder von den Beschränkungen des § 181 BGB befreien. § 112 AktG bleibt jedoch unberührt.

(3) Der Aufsichtsrat kann in der Geschäftsordnung für den Vorstand oder durch Beschluss anordnen, dass bestimmte Arten von Geschäften seiner Zustimmung bedürfen.

10

IV. Aufsichtsrat

§ 10
Zusammensetzung, Amtsdauer, Amtsniederlegung

(1) Der Aufsichtsrat besteht aus drei Mitgliedern, soweit gesetzlich nicht zwingend eine höhere Zahl vorgesehen ist.

(2) Soweit die Hauptversammlung nicht bei der Wahl für einzelne der von ihr zu wählenden Mitglieder oder für den Gesamtaufsichtsrat einen kürzeren Zeitraum beschließt, werden die Aufsichtsratsmitglieder für die Zeit bis zur Beendigung der Hauptversammlung gewählt, die über ihre Entlastung für das vierte Geschäftsjahr nach dem Beginn der Amtszeit beschließt. Das Geschäftsjahr, in dem die Amtszeit beginnt, wird nicht mitgerechnet. Die Wahl des Nachfolgers eines vor Ablauf der Amtszeit ausgeschiedenen Mitglieds erfolgt für den Rest der Amtszeit des ausgeschiedenen Mitglieds.

(3) Der Aufsichtsrat wählt in der ersten Sitzung nach seiner Wahl aus seiner Mitte einen Vorsitzenden und einen oder mehrere Stellvertreter. Die Wahl erfolgt für die Amtsdauer der gewählten oder einem kürzeren vom Aufsichtsrat bestimmten Zeitraum. Stellvertreter haben die Rechte und Pflichten des Vorsitzenden des Aufsichtsrates, wenn dieser verhindert ist. Unter mehreren Stellvertretern gilt die bei ihrer Wahl bestimme Reihenfolge. Scheidet der Vorsitzende oder einer seiner Stellvertreter vorzeitig aus dem Amt aus, so hat der Aufsichtsrat unverzüglich eine Neuwahl für die restliche Amtszeit des Ausgeschiedenen vorzunehmen.

(4) Die Mitglieder des Aufsichtsrates können ihr Amt durch eine an den Vorsitzenden des Aufsichtsrates oder an den Vorstand zu richtende schriftliche Erklärung unter Einhaltung einer Frist von vier Wochen niederlegen.

§ 11
Sitzungen des Aufsichtsrates

(1) Der Aufsichtsrat soll einmal im Kalendervierteljahr, er muss einmal und, wenn die Gesellschaft börsennotiert i.S.v. § 3 Abs. 2 AktG ist, zweimal im Kalenderhalbjahr zusammentreten.

(2) Die Sitzungen des Aufsichtsrates werden durch den Vorsitzenden des Aufsichtsrates mit einer Frist von 14 Tagen schriftlich einberufen. Bei der Berechnung der Frist werden der Tag der Absendung der Einladung und der Tag der Sitzung nicht mitgerechnet. In dringenden Fällen kann der Vorsitzende diese Frist angemessen verkürzen und

11

mündlich, fernmündlich, fernschriftlich, telegraphisch, per Telefax oder per E-Mail einberufen. Mit der Einberufung ist die Tagesordnung mitzuteilen. Ist eine Tagesordnung nicht ordnungsgemäß angekündigt worden, darf hierüber nur beschlossen werden, wenn kein Aufsichtsratsmitglied widerspricht. Abwesenden Aufsichtsratsmitgliedern ist in einem solchen Falle Gelegenheit gegeben, binnen zwei Wochen nach dem Tag der Beschlussfassung, wobei der Tag der Beschlussfassung bei der Berechnung der Frist nicht mitgerechnet wird, der Beschlussfassung zu widersprechen oder ihre Stimme schriftlich abzugeben. Der Beschluss wird erst wirksam, wenn die abwesenden Aufsichtsratsmitglieder innerhalb der Frist nicht widersprochen haben.

§ 12
Beschlussfassu ng

(1) Beschlüsse des Aufsichtsrates werden in der Regel in Sitzungen gefasst. Außerhalb von Sitzungen können schriftlich, telegraphische oder fernmündliche Beschlussfassungen oder Beschlussfassungen per Telefax oder per E-Mail erfolgen, wenn kein Mitglied in diesem Verfahren Widerspruch erhebt. Solche Beschlüsse werden vom Vorsitzenden schriftlich festgestellt und allen Mitgliedern zugeleitet. Für Abstimmungen außerhalb von Sitzungen gelten die Bestimmungen der nachstehenden Absätze (2) bis (5) entsprechend

(2) Der Aufsichtsrat ist beschlussfähig, wenn an der Beschlussfassung mindestens zwei Mitglieder teilnehmen. Ein Mitglied nimmt auch dann an der Beschlussfassung teil, wenn er sich in der Abstimmung der Stimme enthält.

(3) Abwesende Aufsichtsratsmitglieder können bei Abstimmung des Aufsichtsrates dadurch teilnehmen, dass sie durch andere Aufsichtsratsmitglieder schriftliche Stimmabgaben überreichen lassen.

(4) Beschlüsse des Aufsichtsrates werden, soweit das Gesetz nicht zwingend etwas anderes bestimmt, mit einfacher Mehrheit der abgegebenen Stimmen gefasst. Dabei gilt Stimmenthaltung nicht als Stimmabgabe. Bei Stimmengleichheit gibt die Stimme des Vorsitzenden des Aufsichtsrates den Ausschlag; dies gilt auch bei Wahlen. Nimmt der Vorsitzende des Aufsichtsrates an der Abstimmung nicht teil, so gibt bei Stimmengleichheit die Stimme seines Stellvertreters den Ausschlag.

(5) Der Aufsichtsratsvorsitzende ist ermächtigt, im Namen des Aufsichtsrates die erforderlichen Willenserklärungen abzugeben.

12

(6) Über die Verhandlungen und Beschlüsse des Aufsichtsrates sind Niederschriften anzufertigen, die vom Vorsitzenden der Sitzung oder bei Abstimmung außerhalb von Sitzungen vom Leiter der Abstimmung zu unterzeichnen sind.

(7) Der Aufsichtsrat ist zu Änderungen der Satzung befugt, die nur deren Fassung betreffen.

§ 13
Geschäftsordnung

Der Aufsichtsrat kann im Rahmen von Gesetz und Satzung seine Geschäftsordnung selbst festsetzen.

§ 14
Vergütung

(1) Die Hauptversammlung kann den Mitgliedern des Aufsichtsrates eine Vergütung für ihre Tätigkeit bewilligen.

(2) Die Mitglieder des Aufsichtsrates erhalten ferner Ersatz aller Auslagen sowie Ersatz der etwa auf ihre Vergütung und Auslagen zu entrichtenden gesetzlichen Umsatzsteuer.

(3) Die Gesellschaft schließt für die Mitglieder des Aufsichtsrates eine angemessene Haftpflichtversicherung ab.

§15

(1) Über vertrauliche Angaben und Geheimnisse der Gesellschaft, namentlich Betriebs- oder Geschäftsgeheimnisse, die ihnen durch ihre Tätigkeit bekannt geworden sind, haben die Aufsichtsratsmitglieder Stillschweigen zu bewahren. Bei Sitzungen des Aufsichtsrats anwesende Personen, die nicht Aufsichtsratsmitglieder sind, sind zur Verschwiegenheit ausdrücklich zu verpflichten.

(2) Beabsichtigt ein Aufsichtsratsmitglied, Informationen an Dritte weiterzugeben, so hat er dies dem Aufsichtsrat und dem Vorstand zuvor unter Bekanntgabe der Personen, an die die Information erfolgen soll, mitzuteilen. Dem Aufsichtsrat und dem Vorstand ist vor Weitergabe der Informationen Gelegenheit zur Stellungnahme zu geben, ob die Weitergabe der Information mit Abs. 1 vereinbar ist. Die Stellungnahme wird durch den Vorsitzenden des Aufsichtsrates und den Vorstandsvorsitzenden abgegeben.

13

(3) An die in den vorstehenden Absätzen geregelte Verschwiegenheitspflicht sind die Aufsichtsratsmitglieder auch nach ihrem Ausscheiden gebunden.

V. Hauptversammlung

§ 16
Ort und Einberufung

(1) Die Hauptversammlung findet am Sitz der Gesellschaft statt, wenn der Aufsichtsrat nicht einen anderen Ort bestimmt.

(2) Die Hauptversammlung wird durch den Vorstand oder in den gesetzlich vorgeschriebenen Fällen durch den Aufsichtsrat einberufen. Die Einberufung muss mindestens einen Monat vor dem letzten Hinterlegungstag (§ 17 Abs. 2) im Bundesanzeiger bekannt gemacht werden; dabei werden der Tag der Bekanntgabe und der letzte Hinterlegungstag nicht mitgerechnet. Sind die Aktionäre der Gesellschaft namentlich bekannt, so kann die Hauptversammlung mit eingeschriebenem Brief einberufen werden; der Tag der Absendung gilt als Tag der Bekanntmachung.

§17
Teilnahmerecht und Stimmrecht

(1) Aktionäre sind zur Teilnahme an der Hauptversammlung und zur Ausübung des Stimmrechts berechtigt, wenn sie ihre Aktien bei der Gesellschaft, bei einem deutschen Notar, bei einer Wertpapiersammelbank oder bei den sonst in der Einberufung bezeichneten Stellen während der Geschäftszeit hinterlegen und bis zur Beendigung der Hauptversammlung dort belassen. Die Hinterlegung gilt auch dann als bei' einer der genannten Stellen bewirkt, wenn die Aktien mit Zustimmung einer Hinterlegungsstelle für diese bei einem Kreditinstitut bis zur Beendigung der Hauptversammlung im Sperrdepot gehalten werden.

(2) Die Hinterlegung muss spätestens am fünften Tage vor der Versammlung erfolgen. Fällt der letzte Tag der Hinterlegungsfrist auf einen Sonntag, einen Sonnabend oder einen am Hinterlegungsort staatlich anerkannten allgemeinen Feiertag, so hat die Hinterlegung spätestens am vorhergehenden Werktag zu erfolgen.

14

(3) Im Falle der Hinterlegung bei einem deutschen Notar oder bei einer Wertpapiersammelbank ist die hierüber auszustellende Bescheinigung spätestens am Werktag, ausgenommen der Sonnabend, nach Ablauf der Hinterlegungsfrist bei der Gesellschaft einzureichen.

(4) Wenn keine Aktienurkunden ausgegeben sind, sind die Aktionäre zur Teilnahme an der Hauptversammlung und zur Ausübung des Stimmrechts berechtigt, die sich spätestens am dritten Tage vor der Hauptversammlung schriftlich bei der Gesellschaft anmelden. Maßgebend ist der Tag des Zugangs der Anmeldung bei der Gesellschaft.

§ 18
Vorsitz und Beschlussfassung

(1) Den Vorsitz in der Hauptversammlung führt der Vorsitzende des Aufsichtsrates, bei dessen Verhinderung sein Stellvertreter oder ein anderes durch den Aufsichtsrat zu bestimmendes Aufsichtsratsmitglied. Übernimmt kein Aufsichtsratsmitglied den Vorsitz, so eröffnet der zur Beurkundung zugezogene Notar die Hauptversammlung und lässt den Leiter der Versammlung durch diese wählen. Ist kein Notar zugezogen, eröffnet der Aktionär mit dem größten Aktienbesitz die Hauptversammlung und lässt den Leiter der Versammlung durch diese mit einfacher Mehrheit wählen.

(2) Der jeweilige Leiter der Versammlung leitet die Versammlung. Er bestimmt die Reihenfolge, in der die Gegenstände der Tagesordnung verhandelt werden, sowie die Art und Reihenfolge der Abstimmung.

(3) Jede Aktie gewährt in der Hauptversammlung eine Stimme.

(4) Die Beschlüsse der Hauptversammlung werden, soweit nicht zwingend gesetzliche Vorschriften entgegenstehen, mit einfacher Mehrheit der abgegebenen Stimmen und, sofern das Gesetz außer der Stimmenmehrheit eine Kapitalmehrheit vorschreibt, mit der einfachen Mehrheit des bei der Beschlussfassung vertretenen Grundkapitals gefasst, soweit nicht nach zwingenden gesetzlichen Vorschriften eine größere Stimmenmehrheit erforderlich ist. Stimmenthaltung gilt nicht als Stimmabgabe.

15

VI. Rechnungslegung und Gewinnverwendung

§ 19
Jahresabschluss

(1) Der Vorstand hat innerhalb der gesetzlichen Fristen für das vergangene Geschäftsjahr einen Jahresabschluss (Bilanz nebst Gewinn- und Verlustrechnung sowie Anhang und Lagebericht) zu erstellen und vorzulegen. Sofern die Gesellschaft nach den einschlägigen gesetzlichen Bestimmungen prüfungspflichtig oder bei fehlender Prüfungspflicht ein Abschlussprüfer von der Hauptversammlung gewählt ist, hat der Vorstand den Jahresabschluss unverzüglich nach Erstellung dem Abschlussprüfer zur Prüfung vorzulegen. Unverzüglich nach Eingang des Prüfungsberichtes des Abschlussprüfers hat der Vorstand den Jahresabschluss, den Lagebericht des Vorstandes und den Prüfungsbericht des Abschlussprüfers dem Aufsichtsrat mit dem Vorschlag über die Verwendung des Bilanzgewinns vorzulegen.

(2) Der Aufsichtsrat hat den Jahresabschluss, den Lagebericht des Vorstandes und den Vorschlag für die Verwendung des Bilanzgewinns zu prüfen und über das Ergebnis seiner Prüfung schriftlich innerhalb eines Monats, nachdem ihm die Vorlagen zugegangen sind, den Vorstand zu unterrichten.

(3) Unverzüglich nach Eingang des Berichtes des Aufsichtsrates hat der Vorstand die ordentliche Hauptversammlung einzuberufen. Der Jahresabschluss, der Lage bericht des Vorstandes, der Bericht des Aufsichtsrates und der Vorschlag des Vorstandes für die Verwendung des Bilanzgewinns sind mit der Einberufung der Hauptversammlung in den Geschäftsräumen der Gesellschaft zur Einsicht seitens der Aktionäre auszulegen.

(4) Vorstand und Aufsichtsrat sind ermächtigt, auch einen größeren Teil als die Hälfte des Jahresüberschusses in andere Gewinnrücklagen einzustellen

§ 20
Gewinnverwendung

(1) Die Hauptversammlung beschließt über die Verwendung des sich aus dem von Vorstand und Aufsichtsrat festgestellten Jahresabschluss ergebenden Bilanzgewinns. Sie kann auch eine andere Verwendung als die in § 58 Abs. 3 Satz 1 AktG vorgesehene Verwendung bestimmen.

16

(2) Der Vorstand ist ermächtigt, nach Ablauf eines Geschäftsjahres mit Zustimmung des Aufsichtsrates auf den voraussichtlichen Bilanzgewinn einen Abschlag an die Aktionäre zu zahlen.

VII. Beirat

§ 21
Beirat

(1) Der Aufsichtsrat kann durch einstimmigen Beschluss einen Beirat errichten. Der Beirat dient ausschließlich der Beratung des Vorstandes, ohne dass es zu einer Änderung der Zuständigkeitsverteilung zwischen Vorstand und Aufsichtsrat kommt.

(2) Der Beirat kann bis zu 6 Mitglieder haben, die vom Aufsichtsrat bestellt werden. Der Vorstand kann dem Aufsichtsrat zu diesem Zweck Vorschläge übermitteln.

(3) Der Aufsichtsrat gibt dem Beirat eine Geschäftsordnung. Eine etwaige Vergütung der Mitglieder des Beirates wird durch den Vorstand mit Zustimmung des Aufsichtsrates festgelegt.

VIII.
Schlussbestimmungen

§ 22
Wettbewerbsverbot und Geheimhaltung

(1) Einem Aktionär, der Mitglied des Vorstands oder Mitarbeiter der Gesellschaft ist, ist es untersagt, unmittelbar oder mittelbar für eigene oder fremde Rechnung Geschäfte im Geschäftszweig der Gesellschaft gemäß § 2 Abs. 1 zu tätigen, ein Konkurrenzunternehmen zu erwerben oder sich an einem solchen zu beteiligen oder es auf andere Weise zu unterstützen. Der Aufsichtsrat kann den betroffenen Aktionär durch Beschluss von dem Wettbewerbsverbot befreien. Die Aufsichtsratsmitgliedschaft gilt nicht als Tätigkeit der Gesellschaft.

17

(2) Über vertrauliche Angaben und Geheimnisse der Gesellschaft, namentlich Betriebs- und Geschäftsgeheimnisse, die den Aktionären durch ihre Tätigkeit bekannt geworden sind, haben sie Stillschweigen zu bewahren.

(3) Als Konkurrenzunternehmen gilt jedes Unternehmen, das Geschäfte in einen Geschäftszweig der Gesellschaft betreibt; Anteilsbesitz in einer börsennotierten Gesellschaft, der weniger als 1 % aller Aktien beträgt, bzw. Optionen, die auf den Erwerb von weniger als 1 % des Grundkapitals börsennotierter Unternehmen gerichtet sind, gelten nicht als Beteiligung im vorstehenden Sinn.

§ 23
Rechtsgemeinschaft an einer Aktie

(1) Steht eine Aktie mehreren Berechtigten zu, so sind diese verpflichtet, durch schriftliche Erklärung gegenüber dem Vorstand einen gemeinsamen Vertreter zur Ausübung ihrer Rechte aus der Aktie zu bestellen.

(2) Gemeinsamer Vertreter kann nur ein Mitberechtigter, ein anderer Gesellschafter oder ein zur Berufsverschwiegenheit verpflichteter Angehöriger der rechts- oder wirtschaftsberatenden Berufe sein.

§ 24 Salvatorische Klausel

Falls einzelne Bestimmungen dieses Vertrages unwirksam sein sollten oder dieser Vertrag Lücken enthält, wird dadurch die Wirksamkeit der übrigen Bestimmungen nicht berührt. Anstelle einer unwirksamen Bestimmung ist diejenige Bestimmung zu vereinbaren, welche dem Sinn und Zweck der unwirksamen Bestimmung entspricht. Im Falle von Lücken ist diejenige Bestimmung zu vereinbaren, die dem entspricht, was nach Sinn und Zweck dieses Vertrages vereinbart worden wäre, hätte man die Angelegenheit von vornherein bedacht.

18

Die in der vorstehenden Satzung geänderten Bestimmungen stimmen mit den in der Hauptversammlung vom 30. Juni 2009- Nr. 299 2009 der Urkundenrolle des Notars Dr. Peter Jürgen Schmidt, Hannover gefassten Beschlüsse über die Änderung der Satzung und die unveränderten Bestimmungen mit dem zuletzt zum Handelsregister eingereichten vollständigen Wortlaut der Satzung überein.

Handelsregister B des Amtsgerichts Hannover

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Nummer der Firma: **HRB 58937**
Seite 1 von 2

Nummer der Eintragung	a) Firma b) Sitz, Niederlassung, Geschäftsanschrift, Empfangsberechtigte, Zweigniederlassungen c) Gegenstand des Unternehmens	Grund- oder Stammkapital	a) Allgemeine Vertretungsregelung b) Vorstand, Leitungsorgan, geschäftsführende Direktoren, persönlich haftende Gesellschafter, Geschäftsführer, Vertretungsberechtigte und besondere Vertretungsbefugnis	Prokura	a) Rechtsform, Beginn, Satzung oder Gesellschaftsvertrag b) Sonstige Rechtsverhältnisse	a) Tag der Eintragung b) Bemerkungen
1	2	3	4	5	6	7
1	a) AdnaGen AG b) Langenhagen c) Die Entwicklung und der Vertrieb von medizinischer Diagnostik, Diagnostik-Methoden sowie biotechnologischen Produkten, Verfahren und Geräten einschließlich der EDV und aller damit im Zusammenhang stehenden Dienstleistungen. Beteiligung an anderen Unternehmen gleicher oder ähnlicher Art.	1.681.320,00 EUR	a) Der Vorstand besteht - nach näherer Bestimmung des Aufsichtrats - aus einem Mitglied oder aus mehreren Mitgliedern. Ist nur ein Vorstandsmitglied bestellt, so vertritt es die Gesellschaft allein. Sind mehrere Vorstandsmitglieder bestellt, so wird die Gesellschaft durch zwei Vorstandsmitglieder oder durch ein Vorstandsmitglied gemeinsam mit einem Prokuristen vertreten. Den Vorstandsmitgliedern kann jeweils Einzelvertretungsbefugnis erteilt werden. Den Vorstandsmitgliedern kann jeweils die Befugnis erteilt werden, im Namen der Gesellschaft mit sich als Vertreter eines Dritten Rechtsgeschäfte abzuschließen. b) Vorstand: Deuring, Axel, Wedemark, *14.09.1965 einzelvertretungsberechtigt; Vorstand: Dr. Albert, Winfried, Weilheim, *03.03.1945 einzelvertretungsberechtigt;		a) Aktiengesellschaft Satzung vom 30.08.2000 zuletzt geändert am 25.10.2004 b) Aktiengesellschaft, entstanden durch formwechselnde Umwandlung der Adnagen GmbH mit Sitz in Hannover gemäß §§ 190 ff Umwandlungsgesetz. Zwischen der Gesellschaft und der tbg Technologie-Beteiligungs-Gesellschaft mbH der Deutschen Ausgleichsbank mit Sitz in Bonn besteht ein Teilgewinnabführungsvertrag vom 22.08.2001/30.08.2001, dem die Hauptversammlung vom 03.12.2001 zugestimmt hat. An die tbg Technologie-Beteiligungs-Gesellschaft mbH der Deutschen Ausgleichsbank mit Sitz in Bonn ist ein Betrag von 9,5 % p. a. der abgerufenen tatsächlichen gezahlten Einlage und ein Betrag von 12 % des ab Abruf der Einlage erwirtschafteten Jahresüberschusses abzuführen. Wegen der Einzelheiten wird die beim Amtsgericht Hannover eingereichten Unterlagen Bezug genommen. Der Vorstand ist durch Beschluss der Hauptversammlung vom 03.09.2003 ermächtigt, mit Zustimmung des Aufsichtsrats das Grundkapital der Gesellschaft bis zum 30. Juni 2008 einmalig oder mehrmals durch Aufgabe neuer Aktien gegen Bareinlagen um bis zu 275.910,00 Euro zu erhöhen (Genehmigtes Kapital II). Zwischen der Gesellschaft und der Mittelständische Beteiligungsgesellschaft Niedersachsen (MBG) mbH mit Sitz in Hannover (HRB 52583 Amtsgericht Hannover) besteht ein Teilgewinnabführungsvertrag vom 24.06/26.06.2003, dem die Hauptversammlung vom 03.09.2003 zugestimmt hat. Wegen der Einzelheiten wird auf die eingereichten Unterlagen verwiesen. Das genehmigte Kapital gem. § 6 Ziffer 5 der Satzung (genehmigtes Kapital II) beträgt nunmehr noch 9.910,00 Euro. Der Vorstand ist durch Beschluss der Hauptversammlung vom 08.07.2004 ermächtigt, mit Zustimmung des Aufsichtsrats das Grundkapital der Gesellschaft bis zum 31. Dezember 2008 einmalig oder mehrmals durch Ausgabe neuer Aktien gegen Bar- oder Sacheinlagen um bis zu 330.000,-- Euro zu erhöhen (genehmigtes Kapital 2004).	a) 07.03.2006 Smyczynski b) Tag der ersten Eintragung: 05.10.2000 Dieses Blatt ist zur Fortführung auf EDV umgeschrieben worden und dabei an die Stelle des bisherigen Registerblattes getreten. Freigegeben am 07.03.2006. Satzung Blatt 161 ff. Sonderband
2			b) Nicht mehr			a) 03.01.2007

Handelsregister B des Amtsgerichts Hannover

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Nummer der Firma: **HRB 58937**
Seite 2 von 2

Nummer der Eintragung	a) Firma b) Sitz, Niederlassung, Geschäftsanschrift, Empfangsberechtigte, Zweigniederlassungen c) Gegenstand des Unternehmens	Grund- oder Stammkapital	a) Allgemeine Vertretungsregelung b) Vorstand, Leitungsorgan, geschäftsführende Direktoren, persönlich haftende Gesellschafter, Geschäftsführer, Vertretungsberechtigte und besondere Vertretungsbefugnis	Prokura	a) Rechtsform, Beginn, Satzung oder Gesellschaftsvertrag b) Sonstige Rechtsverhältnisse	a) Tag der Eintragung b) Bemerkungen
1	2	3	4	5	6	7
			Vorstand: Deuring, Axel, Wedemark, *14.09.1965			Sperling
3			b) Bestellt als Vorstand: Dr. Rodatz, Wolfram, Gröbenzell, *18.12.1943 einzelvertretungsberechtigt.			a) 03.06.2008 Rosenberger
4	b) Geschäftsanschrift: Ostpassage 7, 30853 Langenhagen		b) Bestellt als Vorstand: Dr. Weis, Alexander L., San Antonio / USA, *21.11.1949 einzelvertretungsberechtigt.			a) 21.04.2009 Hübner
5			b) Nicht mehr Vorstand: Dr. Rodatz, Wolfram, Gröbenzell, *18.12.1943			a) 11.12.2009 Probst
6		50.000,00 EUR			a) Die Hauptversammlung vom 30.06.2009 hat die vereinfachte Herabsetzung des Grundkapitals um 1.641.320,00 EUR auf 40.000,00 EUR und die gleichzeitige Erhöhung des Grundkapitals um 10.000,00 EUR auf 50.000,00 EUR, sowie die Änderung der Satzung in § 5 (Grundkapital, Einleitung) und in § 6 (Aktien) beschlossen. Herabsetzung und Erhöhung sind durchgeführt.	a) 28.12.2009 Probst
7			b) Nicht mehr Vorstand: Dr. Albert, Winfried, Weilheim, *03.03.1945			a) 10.03.2010 Probst

Lena: Exhibit 3.1.b (vi)

Silent Participation MBG
Silent Participation tbg

RWT

Bericht
über die Prüfung
des Jahresabschlusses
und des Lageberichts
zum 31. Dezember 2009

AdnaGen AG
Langenhagen

Ausfertigung Nr. 1

RWT HORWATH GMBH
Wirtschaftsprüfungsgesellschaft
Weltweite Zusammenarbeit mit Crowe Horwath.

RWT

Inhaltsverzeichnis

		Seite
1	Prüfungsauftrag	1
2	Grundsätzliche Feststellungen	2
2.1	Lage des Unternehmens	2
2.1.1	Stellungnahme zur Lagebeurteilung der gesetzlichen Vertreter	2
2.1.2	Bestandsgefährdende Tatsachen	4
2.2	Sonstige Feststellungen	6
3	Gegenstand, Art und Umfang der Prüfung	7
4	Feststellungen und Erläuterungen zur Rechnungslegung	10
4.1	Ordnungsmäßigkeit der Rechnungslegung	10
4.1.1	Buchführung und weitere geprüfte Unterlagen	10
4.1.2	Jahresabschluss	11
4.1.3	Lagebericht	12
4.2	Gesamtaussage des Jahresabschlusses	13
4.3	Analyse der Vermögens-, Finanz- und Ertragslage	15
5.	Ergebnis der Prüfung des Berichtes des Vorstandes über die Beziehungen der Gesellschaft zu verbundenen Unternehmen (Abhängigkeitsbericht)	20
6	Wiedergabe des Bestätigungsvermerks	21

Anlagen

1 Bilanz zum 31. Dezember 2009

2 Gewinn- und Verlustrechnung für die Zeit vom 01. Januar 2009 bis 31. Dezember 2009

3 Anhang für das Geschäftsjahr 2009

4 Lagebericht für das Geschäftsjahr 2009

5 Bestätigungsvermerk des Abschlussprüfers

6 Rechtliche Verhältnisse

7 Aufgliederung der Posten der Bilanz und Gewinn- und Verlustrechnung

Allgemeine Auftragsbedingungen für Wirtschaftsprüfer und Wirtschaftsprüfungsgesellschaften in der Fassung vom 01. Januar 2002

Elektronische Kopie vom 09.06.2010; maßgeblich ist ausschließlich das unterzeichnete Original vom 30.03.2010

RWT

Abkürzungsverzeichnis

AG	Aktiengesellschaft
AktG	Aktiengesetz
AN	Arbeitnehmer
Biomarkers	Biomarkers LLC, Spartanburg USA
BioMed	BioMed Venture GmbH, Hannover
BilMoG	Gesetz zur Modernisierung des Bilanzrechts (Bilanzrechtsmodernisierungsgesetz)
CE-Zertifizierung	CE = Conformité Européenne, so viel wie "Übereinstimmung mit EU-Richtlinien"
CEO	Chief Executive Officer
CLIA	CLIA definiert die akzeptablen Qualitätsstandards für Leistungstests (Proficiency Testing, PT), Patiententestverwaltung, Qualitätskontrolle, Mitarbeiterqualifikationen und Qualitätssicherung.
DRS	Deutsche(r) Rechnungslegungs Standard(s)
FDA	Food and Drug Administration (FDA) erteilt die Genehmigung für den Marktzugang von Medizinprodukten in den USA.
FELICITAS	FELICITAS Beteiligungsgesellschaft GmbH, Hannover (vormals BioMed Venture GmbH, Hannover)
GuV	Gewinn- und Verlustrechnung
HGB	Handelsgesetzbuch
HGB a.F.	Handelsgesetzbuch in der Fassung vor Inkrafttreten des Gesetzes zur Modernisierung des Bilanzrechts
HV	Hauptversammlung
IDW	Institut der Wirtschaftsprüfer in Deutschland e.V.
IVD	in-vitro Diagnostika
Labs	englisch kurz für: Laboratories - Labore
MBG	MBG Mittelständische Beteiligungsgesellschaft Niedersachsen, Hannover
OncoVista	OncoVista, Inc, San Antonio, Texas
PS	Prüfungsstandard
RNA	Abkürzung für englisch ribonucleic acid, "Ribonukleinsäure"
tbg	tbg - Technologie-Beteiligungs-Gesellschaft mbH, Bonn
ZTZ	zirkulierende Tumorzellen

Elektronische Kopie vom 09.06.2010; maßgeblich ist ausschließlich das unterzeichnete Original vom 30.03.2010

- 1 -

1 Prüfungsauftrag

1. Aufsichtsratsvorsitzende der

   AdnaGen AG
   30853 Langenhagen

   (im Folgenden auch "AdnaGen" oder "Gesellschaft" genannt),

   hat uns den Auftrag erteilt, den Jahresabschluss der Gesellschaft zum 31. Dezember 2009 unter Einbeziehung der Buchführung sowie den Lagebericht für das Geschäftsjahr 2009 entsprechend § 317 HGB zu prüfen.

2. Der Auftrag beruht auf dem Beschluss der Hauptversammlung vom 12. März 2010.

3. Die Gesellschaft ist gemäß § 267 Abs. 1 HGB eine kleine Aktiengesellschaft und grundsätzlich nicht prüfungspflichtig. Bei unserer Prüfung handelt es sich dementsprechend um eine freiwillige Abschlussprüfung, die nach Art und Umfang einer Pflichtprüfung nach § 317 HGB entspricht. Der Prüfungsbericht ist an die Gesellschaft gerichtet.

4. Wir haben unsere Prüfung mit Unterbrechungen in den Monaten Februar bis März 2010 in den Geschäftsräumen der Gesellschaft in Langenhagen und in unseren Geschäftsräumen in Reutlingen durchgeführt und am 30. März 2010 beendet.

5. Wir bestätigen gemäß § 321 Abs. 4a HGB, dass wir bei unserer Abschlussprüfung die anwendbaren Vorschriften zur Unabhängigkeit beachtet haben.

6. Über das Ergebnis unserer Prüfung erstatten wir, unter Beachtung der vom Institut der Wirtschaftsprüfer in Deutschland e.V. (IDW) festgestellten "Grundsätze ordnungsmäßiger Berichterstattung bei Abschlussprüfungen" (IDW PS 450), den folgenden Bericht, dem wir den geprüften Jahresabschluss als Anlagen 1 bis 3 sowie den Lagebericht als Anlage 4 beifügen.

7. Auftragsgemäß haben wir zusätzlich einen Erläuterungsteil erstellt, der diesem Bericht beigefügt ist. Der Erläuterungsteil enthält gesetzlich nicht vorgeschriebene Aufgliederungen und Hinweise zu den einzelnen Posten des Jahresabschlusses für das Geschäftsjahr vom 01. Januar 2009 bis 31. Dezember 2009 unter Angabe der jeweiligen Vorjahreszahlen.

8. Für die Durchführung des Auftrags und unsere Verantwortlichkeit, auch im Verhältnis zu Dritten, gilt die am 19. Februar 2010 getroffene Vereinbarung sowie ergänzend die als Anlage beigefügten Allgemeinen Auftragsbedingungen für Wirtschaftsprüfer und Wirtschaftsprüfungsgesellschaften in der Fassung vom 01. Januar 2002.

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2 Grundsätzliche Feststellungen

2.1 Lage des Unternehmens

2.1.1 Stellungnahme zur Lagebeurteilung der gesetzlichen Vertreter

9. Der Lagebericht der gesetzlichen Vertreter enthält unseres Erachtens folgende Kernaussagen:

- **Wirtschaftsbericht und Forschung und Entwicklung**

Die Geschäftsführung geht zunächst auf den Gegenstand des Unternehmens ein. Dieser umfasst die Entwicklung und Vermarktung neuartiger patentgeschützter Produkte im Bereich der Tumordiagnostik. Die von AdnaGen entwickelten und patentierten Testsysteme werden im Abschnitt "Wirtschaftsbericht" ausführlich dargestellt.

Im Abschnitt "Bericht über Forschung und Entwicklung" nimmt die Geschäftsführung Stellung zu den Entwicklungs- und Forschungsprojekten, zu den durchlaufenen Studien sowie den im Berichtsjahr erteilten Patente.

- **Umsatzanstieg in 2009 - Jahresfehlbetrag auf Vorjahresniveau**

In einem weiteren Abschnitt wird auf Basis von Kennzahlen der Geschäftsverlauf der Gesellschaft beschrieben. Dabei liegt der Fokus auf dem Umsatzanstieg von TEuro 286 auf TEuro 688. Zurückzuführen ist dies - so die Geschäftsführung - auf der seit Anfang des Berichtsjahres bestehenden neuen Vertriebsstrategie. Hierbei werden die Produkte zum größten Teil über kleinere und spezialisierte Distributionspartner sowie Fachkliniken in die vornehmlich lokalen wissenschaftlichen und klinischen Märkte vertrieben.

Gleichwohl hat die Gesellschaft einen Jahresfehlbetrag auf Vorjahresniveau erwirtschaft. Bedingt durch einen außerordentlichen Ertrag im Vorjahr.

- **Restrukturierung von AdnaGen**

Die Geschäftsführung geht zudem auf die im Berichtsjahr durchgeführten und in die Wege geleiteten Kapitalmaßnahmen ein.

Im Rahmen einer Kapitalherabsetzung und anschließenden Kapitalerhöhung wurde das Stammkapital zunächst um Euro 1.641.320,00 auf Euro 40.000,00 herabgesetzt und anschließend durch die Ausgabe von 10.000 neuen Stückaktien mit einem Nennwert von je € 1,00 auf € 50.000,00 heraufgesetzt.

Darüberhinaus wurde mit Kapitalgebern und einem stillen Gesellschafter die Wandlung von Darlehen in die Kapitalrücklage vereinbart. Die Umsetzung erfolgte Anfang 2010. Wir verweisen auf unsere Erläuterungen im Abschnitt 2.1.2.

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- **Liquiditätsrisiken**

In einem separaten Abschnitt "spezieller Risikobericht" geht die Geschäftsführung auf die Risiken der Gesellschaft ein. Dabei wird insbesondere auf die angespannte Liquiditätssituation der Gesellschaft aufmerksam gemacht. Betont wird in diesem Abschnitt die Abhängigkeit von der finanziellen Unterstützung durch den Hauptaktionär.

Ferner wird in diesem Abschnitt, auf die an die Restrukturierung von AdnaGen gestellten Bedingungen eingegangen. Wir verweisen auf unsere Erläuterungen im Abschnitt 2.1.2.

- **Sonstige Risiken**

Weitere Risiken finden sich zum einen in der Abhängigkeit vom Know-How und der Erfahrung der Mitarbeiter und zum anderen durch mögliche Fehldiagnosen und Fehlanwendungen. Ebenfalls besteht eine gewisse Abhängigkeit an Lieferanten.

- **Ausblick 2010**

Die Geschäftsführung strebt für das Jahr 2010 den Cash Break Even des Unternehmens an. Darüberhinaus werden weitere Umsatzsteigerungen erwartet.

10. Zusammenfassend stellen wir entsprechend § 321 Abs. 1 Satz 2 HGB fest, dass wir die Lagebeurteilung durch die gesetzlichen Vertreter, insbesondere die Annahme der Fortführung der Unternehmenstätigkeit und die Beurteilung der künftigen Entwicklung des Unternehmens, wie sie im Jahresabschluss und im Lagebericht zum Ausdruck kommen, als plausibel unter der Voraussetzun ansehen.

11. Zu bestandsgefährdenden Tatsachen verweisen wir auf unsere Ausführungen in Abschnitt 2.1.2 unseres Berichts.

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2.1.2 Bestandsgefährdende Tatsachen

12. Wir haben bei der Durchführung unserer Abschlussprüfung berichtspflichtigen Tatsachen nach § 321 Abs. 1 Satz 3 HGB festgestellt, welche den Bestand der Gesellschaft gefährden können.

13. Es besteht aktuell eine Liquiditätsunterdeckung. Die Unterdeckung wird durch eine Liquiditätsgarantie in Form einer harten Patronatserklärung des Hauptaktionärs beseitigt. Hiernach wird OncoVista, AdnaGen bis zum 31. Dezember 2010 weiterhin mit Liquidität ausstatten, soweit dies zur Auftrechterhaltung ihrer Zahlungsfähigkeit erforderlich ist.

    Der Vorstand der Gesellschaft war zum Zeitpunkt unserer Prüfung mit verschiedenen Eigenkapitalgebern und Zuschussgebern in Verhandlung. Im Hinblick auf den fortgeschrittenen Forschungs- und Entwicklungsstand der Projekte geht der Vorstand davon aus, dass der Gesellschaft zukünftig ausreichend liquide Mittel zur Verfügung stehen um ihren finanziellen Verpflichtungen aus eigener Kraft nachkommen zu können.

    Wir halten die Einschätzung der gesetzlichen Vertreter für plausibel. Die drohende Zahlungsunfähigkeit stellt für die Gesellschaft ein bestandsgefährdendes Risiko dar. Zum Hinweis im Bestätigungsvermerk verweisen wir auf Abschnitt 6 unseres Berichts.

14. Zudem ist die Gesellschaft bilanziell überschuldet. Nach dem uns vorliegenden Wertgutachten eines sachverständigen Dritten bestehen ausreichend stille Reserven in den nicht bilanzierten Patenten. Eine Überschuldung im insolvenzrechtlichen Sinne liegt nicht vor, da die stillen Reserven die Kapitalunterdeckung übersteigen. Zudem bestehen die folgenden Rangrücktritte:

	Euro
OncoVista	572.002,02
tbg	2.740.000,00
MBG	672.556,94
FELICITAS	1.407.783,59
Rob Cawthorn	67.805,56
	5.460.148,11

Darüberhinaus wurden im Berichtsjahr zur Stärkung des Eigenkapitals der Gesellschaft umfangreiche Kapitalmaßnahmen - zusätzlich zu der bereits erfolgten Kapitalherabsetzung und -erhöhung - vereinbart deren Umsetzung Anfang 2010 erfolgte.

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Mit Vereinbarung vom 22. März 2009 verpflichtet sich OncoVista 5.880 Stückaktien an tbg, 3.022 Stückaktien an FELICITAS und 146 Stückaktien an Rob Cawthorn zu übertragen. Im Gegenzug werden die neuen Gesellschafter und OncoVista Einlagen in die Kapitalrücklage durch Verzicht auf Ihre Forderungen leisten. Auf künftige Zinsansprüche haben die zukünftigen Gesellschafter und OncoVista bereits ab 01. Januar 2009 verzichtet.

	Euro
OncoVista	572.002,02
tbg	2.740.000,00
FELICITAS	1.407.783,59
Rob Cawthorn	67.805,56
	4.787.591,17

Die MBG erklärt in dieser Vereinbarung einen Rangrücktritt auf ihre Einlage (€ 500.000,00) und auf die bis zum 31. Dezember 2008 aufgelaufene Wertzuwachspauschale in Höhe von Euro 172.556,94. Daneben verzichtet die MBG auf zukünftig fällig werdendes festes Entgelt sowie auf die Wertzuwachspauschale ab dem 01. Januar 2009.

Darüber hinaus wurde vereinbart, dass wenn es AdnaGen nicht gelingt, verbindliche schriftliche Zahlungszusagen eines oder mehrerer Investoren über insgesamt mindestens Euro 2 Mio. zu erhalten, die Gläubiger (= OncoVista, tbg, FELICITAS, Rob Cawthorn sowie MBG) durch schriftliches Verlangen im Wege der Novotation ihre Forderungen/ den Anspruch auf festes Entgelt und Wertzuwachspauschale der MBG zu den ursprünglich vereinbarten sonstigen Bedingungen wieder aufleben lassen zu können. Sollten die neuen Gesellschafter (tbg, FELICITAS, Rob Cawthorn) ihre Forderungen wiederaufleben lassen, so sind diese verpflichtet, ihre Aktien an OncoVista zurückzugeben.

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Die Gesellschaft ist zum Zeitpunkt unserer Prüfung mit verschiedenen Zuschussgebern und Investoren in Verhandlung. Schriftliche Zusagen liegen jedoch noch nicht vor. Ende Mai 2010 ist AdnaGen wieder verpflichtet, die Gesellschafter über den Stand der Verhandlungen zu informieren. Zum aktuellen Zeitpunkt (30. März 2010) haben die Gläubiger (insbesondere die MBG) von Ihrem Recht des Widerrufs noch kein Gebrauch gemacht.

Wir halten die Einschätzung der gesetzlichen Vertreter für plausibel. Zum Hinweis im Bestätigungsvermerk verweisen wir auf Abschnitt 6 unseres Berichts.

2.2 Sonstige Feststellungen

Entgegen den Bestimmungen der Satzung wurde im Berichtsjahr nur eine Aufsichtsratsitzung abgehalten. Die Satzung spricht von mindestens zwei Sitzungen pro Jahr.

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3 Gegenstand, Art und Umfang der Prüfung

15. Gegenstand unserer Abschlussprüfung sind die Buchführung, der nach den für alle Kaufleute geltenden handelsrechtlichen Vorschriften (§ 242 bis 256 HGB), nach den ergänzenden Vorschriften für Kapitalgesellschaften sowie bestimmte Personenhandelsgesellschaften (§§ 264 bis 288 HGB), und nach den weiteren rechtsformspezifischen Vorschriften (§§ 150 bis 160 AktG) sowie den ergänzenden Bestimmungen der Satzung aufgestellte Jahresabschluss sowie der Lagebericht.

16. Der Vorstand der Gesellschaft hat uns auch den gemäß § 312 AktG aufzustellenden Bericht über die Beziehungen zu verbundenen Unternehmen (Abhängigkeitsbericht) vorgelegt. Diesen Bericht haben wir gemäß § 313 Abs. 1 AktG geprüft und über das Ergebnis dieser Prüfung gesondert Bericht erstattet. Das Ergebnis unserer Prüfung des Abhängigkeitsberichts haben wir in Abschnitt 5 wiedergegeben.

17. Die Buchführung und die Aufstellung von Jahresabschluss und Lagebericht nach den deutschen Rechnungslegungsvorschriften und den ergänzenden Bestimmungen der Satzung sowie die Maßnahmen nach § 91 Abs. 2 AktG liegen in der Verantwortung der gesetzlichen Vertreter der Gesellschaft. Die gesetzlichen Vertreter der Gesellschaft tragen die Verantwortung für die dem Abschlussprüfer gemachten Angaben.

18. Unsere Aufgabe als Abschlussprüfer ist es, diese Unterlagen und Angaben einer Prüfung dahingehend zu unterziehen, ob die gesetzlichen Vorschriften zur Rechnungslegung und die sie ergänzenden Bestimmungen der Satzung beachtet worden sind.

    Den Lagebericht haben wir daraufhin geprüft, ob er mit dem Jahresabschluss und den bei unserer Prüfung gewonnenen Erkenntnissen im Einklang steht, insgesamt eine zutreffende Vorstellung von der Lage der Gesellschaft vermittelt und ob die Chancen und Risiken der künftigen Entwicklung der Gesellschaft zutreffend dargestellt sind.

19. Die Prüfung der Einhaltung anderer gesetzlicher Vorschriften gehört nur insoweit zu den Aufgaben unserer Abschlussprüfung, als sich daraus üblicherweise Rückwirkungen auf den Jahresabschluss oder den Lagebericht ergeben.

20. Die Prüfung der Art und Angemessenheit des Versicherungsschutzes ist nicht Gegenstand unseres Auftrags.

21. Ausgangspunkt unserer Prüfung war der von KSB INTAX TREUHAND GmbH, Hannover geprüfte und mit dem uneingeschränkten Bestätigungsvermerk vom 23. März 2009 versehene Vorjahresabschluss zum 31. Dezember 2008; er wurde mit HV Beschluss vom 30. Juni 2009 unverändert festgestellt.

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22. Wir haben die Abschlussprüfung entsprechend § 317 HGB unter Beachtung der vom Institut der Wirtschaftsprüfer festgestellten deutschen Grundsätze ordnungsmäßiger Abschlussprüfung vorgenommen. Danach haben wir unsere Prüfung so angelegt, dass wir Unrichtigkeiten und Verstöße gegen die gesetzlichen Vorschriften, die sich im Jahresabschluss auf die Darstellung des den tatsächlichen Verhältnissen entsprechenden Bildes der Vermögens-, Finanz- und Ertragslage wesentlich auswirken, erkennen konnten. Gegenstand unseres Auftrags waren weder die Aufdeckung und Aufklärung strafrechtlicher Tatbestände, wie z.B. Unterschlagungen oder sonstige Untreuehandlungen, und außerhalb der Rechnungslegung begangener Ordnungswidrigkeiten noch die Beurteilung der Effektivität und Wirtschaftlichkeit der Geschäftsführung. Prüfungsplanung und Prüfungsdurchführung haben wir jedoch so angelegt, dass diejenigen Unregelmäßigkeiten, die für die Rechnungslegung wesentlich sind, mit hinreichender Sicherheit aufgedeckt werden. Die Verantwortung für die Vermeidung und die Aufdeckung von Unregelmäßigkeiten liegt bei den gesetzlichen Vertretern der Gesellschaft und dem Aufsichtsrat der Gesellschaft.

23. Im Rahmen der Prüfungsplanung haben wir uns einen Überblick über die Geschäftstätigkeit und das wirtschaftliche und rechtliche Umfeld der Gesellschaft sowie deren Rechnungswesen verschafft, eine analytische Durchsicht des Jahresabschlusses vorgenommen und die Satzung und Hauptversammlungsbeschlüsse und Aufsichtsratsprotokolle eingesehen. Die Prüfungsstrategie wurde von uns nach den hierbei gewonnenen Erkenntnissen und den Erwartungen über mögliche Fehler festgelegt. Das interne Kontrollsystem der Gesellschaft haben wir untersucht, soweit es für eine ordnungsgemäße Rechnungslegung von Bedeutung ist. Das interne Kontrollsystem in seiner Gesamtheit war nicht Gegenstand unserer Abschlussprüfung.

24. Die Durchführung unserer Prüfung erfolgte entsprechend unserer Prüfungsplanung grundsätzlich nicht kontrollorientiert. Daher haben wir unter Berücksichtigung unserer Risikoeinschätzung unsere analytischen Prüfungshandlungen und stichprobenweisen Einzelfallprüfungen von Geschäftsvorfällen und Beständen in nicht reduziertem Umfang durchgeführt. Bei Einzelfallprüfungen haben wir Stichproben in bewusster Auswahl gezogen.

25. Folgende Prüfungsschwerpunkte wurden gesetzt:

- Kapitalerhöhung und -herabsetzung
- Vollständigkeit und Bewertung der Verbindlichkeiten
- Vollständigkeit und Bewertung der Rückstellungen

26. Die Gesellschaft hat wesentliche Teile ihrer Buchführung, die Personal-, Anlagen-, Debitoren- und Kreditorenbuchhaltung, auf das Dienstleistungsunternehmen KDM Steuerberatung GmbH, Hannover ausgelagert. Zur Beurteilung der Ordnungsmäßigkeit der ausgelagerten Buchführung haben wir uns von der Angemessenheit und der Funktion der relevanten Bestandteile des internen Kontrollsystems des Dienstleistungsunternehmens überzeugt.

27. Zur Prüfung der Posten des Jahresabschlusses haben wir u.a. Handelsregisterauszüge, Liefer- und Leistungsverträge, Darlehensverträge sowie sonstige Geschäftsunterlagen eingesehen.

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28. An der Inventur der körperlichen Vorräte haben wir im Hinblick auf die Geringfügigkeit der Bestände nicht teilgenommen.. Wir haben uns durch alternative Prüfungshandlungen vom Vorhandensein des Vorratsvermögens zum Bilanzstichtag überzeugt. Hierzu haben wir eine Lager- und Laborbegehung vorgenommen.

29. Zum Nachweis der Forderungen und Verbindlichkeiten aus Lieferungen und Leistungen hat die Gesellschaft zum Bilanzstichtag Saldenbestätigungen nach der positiven Methode angefordert. Auswahl, Versand und Rücklauf der Saldenbestätigungen standen unter unserer Kontrolle. Die anzufordernden Saldenbestätigungen haben wir risikoorientiert durch bewusste Auswahl festgelegt. Kriterien der Auswahl waren Höhe der einzelnen Forderung oder Verbindlichkeit, Umfang des Geschäftsverkehrs, Überschreitung des Zahlungsziels sowie Struktur und Ordnungsmäßigkeit des Kontokorrents.

30. Zum Nachweis der Verbindlichkeiten gegenüber dem stillen Gesellschafter MBG hat die Gesellschaft zum Bilanzstichtag ebenfalls eine Saldenabstimmmungen durchgeführt. Zum Nachweis der Verbindlichkeiten gegenüber den zukünftigen Gesellschaftern diente uns die Vereinbarung vom 23. März 2009 (siehe Tz. 14).

31. Wir erhielten von Banken, Rechtsanwälten und dem Steuerberater mit denen die Gesellschaft im Berichtsjahr in Geschäftsverbindung stand, Bestätigungen über für die Abschlussprüfung bedeutsame Sachverhalte.

32. Die gesetzlichen Vertreter der Gesellschaft gehen trotz der bilanziellen Überschuldung zum Bilanzstichtag von der Fortführung der Unternehmenstätigkeit aus. Zur Prüfung der in den nicht bilanzierten Patenten ruhenden stillen Reserven lag uns ein Wertgutachten eines sachverständigen Dritten vor. Wir haben uns ein ausreichendes Verständnis über die zugrunde liegenden Annahmen verschafft und das Gutachten auf Plausibilität und innere Widerspruchfreiheit beurteilt.

33. Die Geschäftsführung und die von ihr benannten Personen haben uns alle erbetenen Auskünfte und Nachweise gemäß § 320 HGB erbracht, die wir als Abschlussprüfer nach pflichtgemäßem Ermessen zur ordnungsgemäßen Durchführung unserer Prüfung benötigten. Die Geschäftsführung hat uns die berufsübliche schriftliche Vollständigkeitserklärung abgegeben, die wir zu unseren Akten genommen haben.

34. In einer Ergänzung zur Vollständigkeitserklärung hat der Vorstand zudem bestätigt, dass er beabsichtigt und in der Lage ist, die von der Gesellschaft geplanten Maßnahmen zur Reduktion bestandsgefährdender Tatsachen, die von entscheidender Bedeutung für die Fortführung der Unternehmenstätigkeit sind, tatsächlich durchzuführen.

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4 Feststellungen und Erläuterungen zur Rechnungslegung

4.1 Ordnungsmäßigkeit der Rechnungslegung

35. Nach dem abschließenden Ergebnis unserer Prüfung stellen wir fest, dass die Buchführung und die weiteren geprüften Unterlagen, der Jahresabschluss sowie der Lagebericht den gesetzlichen Vorschriften und den ergänzenden Bestimmungen der Satzung entsprechen.

4.1.1 Buchführung und weitere geprüfte Unterlagen

36. Die Buchführung entspricht den gesetzlichen Vorschriften einschließlich der Grundsätze ordnungsmäßiger Buchführung und den ergänzenden Bestimmungen der Satzung.

Die aus den weiteren geprüften Unterlagen entnommenen Informationen führen zu einer ordnungsgemäßen Abbildung in Buchführung, Jahresabschluss und Lagebericht.

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4.1.2 Jahresabschluss

37. Nach dem abschließenden Ergebnis unserer Prüfung stellen wir fest, dass im Jahresabschluss, alle für die Rechnungslegung geltenden Vorschriften einschließlich der Grundsätze ordnungsmäßiger Buchführung und alle größenabhängigen, rechtsformgebundenen Regelungen sowie die ergänzenden Bestimmungen der Satzung beachtet sind.

38. Die Gesellschaft ist gemäß § 267 Abs. 1 HGB zum Bilanzstichtag eine kleine Kapitalgesellschaft.

39. Die Bilanz ist unter Beachtung der Vorschriften des § 266 HGB gegliedert.

40. Die Gewinn- und Verlustrechnung ist gemäß § 275 Abs. 2 HGB nach dem Gesamtkostenverfahren gegliedert.

41. Die Bilanz zum 31. Dezember 2009 und die Gewinn- und Verlustrechnung für die Zeit vom 01. Januar 2009 bis 31. Dezember 2009 sind - ausgehend von den Zahlen der Vorjahresbilanz - ordnungsgemäß aus der Buchführung und den weiteren geprüften Unterlagen abgeleitet.

42. Ansatz-, Ausweis- und Bewertungsvorschriften sind beachtet. Die auf den vorhergehenden Jahresabschluss angewandten Bewertungsmethoden sind beibehalten worden.

43. Der Anhang enthält die nach den gesetzlichen Vorschriften erforderlichen Angaben und Erläuterungen.

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4.1.3 Lagebericht

44. Der gemäß § 19 der Satzung freiwillig erstellte Lagebericht entspricht den gesetzlichen Vorschriften (§ 289 HGB). Er steht mit dem Jahresabschluss und den im Verlauf unserer Prüfung gewonnenen Erkenntnissen in Einklang und vermittelt insgesamt eine zutreffende Vorstellung von der Lage des Unternehmens.

45. Unsere Prüfung nach § 317 Abs. 2 Satz 2 HGB hat zu dem Ergebnis geführt, dass im Lagebericht die wesentlichen Chancen und Risiken der voraussichtlichen Entwicklung zutreffend dargestellt sind.

46. Die Angaben nach § 289 Abs. 2 HGB sind vollständig und zutreffend.

47. Der Lagebericht schließt mit der Wiedergabe der Schlusserklärung des Abhängigkeitsberichtes nach § 312 AktG.

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4.2 Gesamtaussage des Jahresabschlusses

48. Nach unserer Beurteilung aufgrund der bei der Prüfung gewonnenen Erkenntnisse entspricht der Jahresabschluss den gesetzlichen Vorschriften und den ergänzenden Bestimmungen der Satzung.

49. Der Jahresabschluss insgesamt, d.h. das Zusammenwirken von Bilanz, Gewinn- und Verlustrechnung und Anhang, vermittelt unter Beachtung der Grundsätze ordnungsmäßiger Buchführung ein den tatsächlichen Verhältnissen entsprechendes Bild der Vermögens-, Finanz- und Ertragslage der Gesellschaft.

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Wesentliche Bilanzierungs- und Bewertungsgrundlagen

50. Die Gesellschaft hat im Anhang die angewandten Bilanzierungs- und Bewertungsmethoden angegeben. Bei unseren nachfolgenden Ausführungen gehen wir daher insbesondere auf die Sachverhalte ein, die für die Beurteilung der Vermögens-, Finanz- und Ertragslage sowie in ihrer Gesamtwirkung im Zusammenhang mit anderen Maßnahmen und Sachverhalten von wesentlicher Bedeutung sind.

Eigenkapital

51. Im Rahmen einer Kapitalherabsetzung und anschließenden Kapitalerhöhung wurde das Stammkapital zunächst um Euro 1.641.320,00 auf Euro 40.000,00 herabgesetzt und anschließend durch die Ausgabe von 10.000 neuen Stückaktien mit einem Nennwert von je € 1,00 auf € 50.000,00 heraufgesetzt.

    Die aus der Kapitalherabsetzung gewonnenen Beträge in Höhe von Euro 1.641.320,00 wurden zur Deckung von Verlusten verwendet.

    Im Geschäftsjahr wurden Euro 155.000 in die Kapitalrücklage gem. § 272 Abs. 2 Nr. 4 HGB eingestellt.

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4.3 Analyse der Vermögens-, Finanz- und Ertragslage

52. Die Gesellschaft hat im Anhang Erläuterungen zu einzelnen Bilanz- und GuV-Posten gemacht. Im Rahmen unserer nachfolgenden Ausführungen stellen wir die wesentlichen Entwicklungen der Vermögens-, Finanz- und Ertragslage dar. Dabei gehen wir insbesondere auf wesentliche Veränderungen gegenüber dem Vorjahr und deren Ursachen ein.

53. Die Vermögenslage der Gesellschaft zum 31. Dezember 2009 stellt sich im Vergleich zum Vorjahr wie folgt dar:

	2009		2008		Veränderung gegenüber Vorjahr
	TEuro	%	TEuro	%	TEuro
Anlagevermögen	45,9	0,7	83,0	1,5	-37,1
Umlaufvermögen	245,4	4,0	271,5	4,7	-26,1
andere Aktiva	8,3	0,1	2,4	0,0	5,9
nicht durch Eigenkapital gedeckter Fehlbetrag	5.912,9	95,2	5.424,3	93,8	488,6
	6.212,5	100,0	5.781,2	100,0	431,3
Rückstellungen	345,6	5,6	183,0	3,2	162,6
Verbindlichkeiten	5.866,9	94,4	5.598,2	96,8	268,7
	6.212,5	100,0	5.781,2	100,0	431,3

54. Die Vermögenslage der Gesellschaft ist durch die bilanzielle Überschuldung gekennzeichnet. Der im Berichtsjahr ausgewiesene nicht durch Eigenkapital gedeckte Fehlbetrag beläuft sich auf TEuro 5.912,9 bzw. 95,2 % der Bilanzsumme. Es bestehen ausreichend stille Reserven in den nicht bilanzierten Patenten. Hierüber lag uns ein Wertgutachten eines sachverständigen Dritten vor. Eine Überschuldung im insolvenzrechtlichen Sinne liegt zum Bilanzstichtag nicht vor.

Zudem bestehen die folgenden Rangrücktritte:

	Euro
OncoVista	572.002,02
tbg	2.740.000,00
MBG	672.556,94
FELICITAS	1.407.783,59
Rob Cawthorn	67.805,56
	5.460.148,11

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Im Berichtsjahr wurden umfangreiche Kapitalmaßnahmen durchgeführt. Es fand zum einen eine Herabsetzung des Grundkapitals in vereinfachter Form (§ 229 AktG) von TEuro 1.681,3 auf TEuro 40 zur Einstellung von Beträgen in die Kapitalrücklage statt. In einem zweiten Schritt wurde das Grundkapital um TEuro 10 durch Einlage (§ 182 AktG) erhöht.

Darüberhinaus wurden durch OncoVista Euro 155.000 in die Kapitalrücklage gem. § 272 Abs. 2 Nr. 4 HGB eingezahlt.

Die Erhöhung der Rückstellungen betrifft mit TEuro 77,9 ausstehende Abfindungszahlungen an einen ehemaligen Vorstand und mit TEuro 44,9 ausstehende Beratungsrechnungen.

Der Anstieg der Verbindlichkeiten fällt mit TEuro 108,4 auf ein im Berichtsjahr gewährtes Darlehen. Darüberhinaus erhöhten sich die Verbindlichkeiten aus Lieferungen und Leistungen um TEuro 75,2. Weitere TEuro 65,0 betreffen die Verbindlichkeiten gegenüber stillen Gesellschaften.

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55. Zur Darstellung der Finanzlage haben wir eine Kapitalflussrechnung nach dem Deutschen Rechnungslegungsstandard Nr. 2 (DRS 2) des Deutschen Rechnungslegungs Standards Committee e.V., Berlin, aufgestellt:

		2009 TEuro	2008 TEuro
	Jahresergebnis vor außerordentlichen Posten	-653,5	-679,3
	Abschreibungen (+) / Zuschreibungen (-) auf Gegenstände des Anlagevermögens	38,2	46,7
	Zunahme (+) / Abnahme (-) der Rückstellungen	162,6	-18,0
	Sonstige zahlungsunwirksame Aufwendungen (+) / Erträge (-)	64,9	-486,8
	Gewinn (-) / Verlust (+) aus dem Abgang von Gegenständen des Anlagevermögens	0,5	0,0
	Zunahme (-) / Abnahme (+) der Vorräte, der Forderungen aus Lieferungen und Leistungen sowie anderer Aktiva	42,6	26,7
	Zunahme (+) / Abnahme (-) der Verbindlichkeiten aus Lieferungen und Leistungen sowie anderer Passiva	203,7	146,0
*	Cashflow aus laufender Geschäftstätigkeit	-141,0	-964,7
	Auszahlungen (-) für Investitionen in das Sachanlagevermögen	-1,6	-4,6
*	Cashflow aus der Investitionstätigkeit	-1,6	-4,6
	Einzahlungen (+) aus Eigenkapitalzuführungen (Kapitalerhöhungen, Verkauf eigener Anteile etc.)	165,0	0,0
	Einzahlungen (+) aus der Begebung von Anleihen und aus der Aufnahme von (Finanz-)Krediten	0,0	726,1
	Auszahlungen (-) für Tilgung von Anleihen und von (Finanz-)Krediten	0,0	-129,2
*	Cashflow aus der Finanzierungstätigkeit	165,0	596,9
	Zahlungswirksame Veränderungen des Finanzmittelfonds (Summe der mit "*" gekennzeichneten Zeilen)	22,4	-372,4
	Finanzmittelfonds (+) am Anfang der Periode	80,6	453,0
	Finanzmittelfonds am Ende der Periode	103,0	80,6

Der Finanzmittelfonds entspricht den flüssigen Mitteln in der Bilanz.

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56. Zur Darstellung der Ertragslage der Gesellschaft haben wir die Aufwendungen und Erträge, wie sie sich aus der Gewinn- und Verlustrechnung ergeben, nach betriebswirtschaftlichen Gesichtspunkten gegliedert. Danach stellt sich die Ertragslage im Vergleich zum Vorjahr wie folgt dar:

	2009		2008		Veränderungen gegenüber Vorjahr
	TEuro	%	TEuro	%	TEuro
Umsatzerlöse	687,9	102,1	285,6	97,2	402,3
Bestandsveränderungen	-14,1	-2,1	8,2	2,8	-22,3
(1) Gesamtleistung	673,8	100,0	293,8	100,0	380,0
(2) Materialaufwand	208,8	31,0	248,6	84,6	-39,8
(3) Rohertrag (1) - (2)	465,0	69,0	45,2	15,4	419,8
Personalkosten	544,9	80,9	611,7	208,2	-66,8
Abschreibungen	38,2	5,7	46,7	15,9	-8,5
sonstige Aufwendungen abzüglich sonstige Erträge	427,9	63,5	326,0	111,0	101,9
(4) Aufwendungen ohne (2)	1.011,0	150,1	984,4	335,1	26,6
(5) Betriebsergebnis (3) - (4)	-546,0	-81,1	-939,2	-319,7	393,2
Zins- und Diskontsaldo (- =Aufwand)	-105,3	-15,6	-221,7	-75,4	116,4
(6) Finanzergebnis	-105,3	-15,6	-221,7	-75,5	116,4
(7) Unternehmensergebnis (5) + (6)	-651,3	-96,7	-1.160,9	-395,1	509,6
(8) außerordentliches Ergebnis	0,0	0,0	486,8	165,7	-486,8
(9) Ergebnis vor Steuern (7) + (8)	-651,3	-96,7	-674,1	-229,4	22,8
Steuern und Abgaben	2,2	0,3	5,2	1,8	-3,0
(10) Jahresfehlbetrag	-653,5	-97,0	-679,3	-231,2	25,8

57. Die Ertragslage der Gesellschaft ist durch eine Erhöhung der Gesamtleistung um TEuro 419,8 auf TEuro 465,0 gekennzeichnet. Die Ergebnisverbesserung resultiert im Wesentlichen aus der Zunahme der Gesamtleistung um über 100,0 %. Im Vorjahr sind Erträge aufgrund eines Darlehensverzichts der Sparkasse, Hannover enthalten. Dieser Einmaleffekt führte im Vorjahr zu einer Ergebnisverbesserung in Höhe von TEuro 486,8 (außerordentliches Ergebnis). Diese beiden Effekte führen zu Jahresfehlbeträgen in etwa gleicher Höhe.

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58. Der Anstieg der Gesamtleistung basiert unter anderem auf höhere Kits Verkäufe (AdnaTests) im Berichtsjahr. Darüber hinaus führen die im Vorjahr abgeschlossenen Kooperationsverträge über Entwicklungsprojekte zu TEuro 158,0 höheren Umatzerlösen.

59. Der Rückgang der Materialaufwandskostenquote ist auf Sparmaßnahmen und geringere Entwicklungskosten (Wegfall von Studien) zurückzuführen.

60. Der Rückgang des Personalaufwands resultiert aus der Reduktion der Vorstandsstellen von zwei auf einen.

61. Zur umfassenden Aufgliederung der wesentlichen Posten der Bilanz und der Gewinn- und Verlustrechnung verweisen wir auf Anlage 7 unseres Berichts.

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5. Ergebnis der Prüfung des Berichtes des Vorstandes über die Beziehungen der Gesellschaft zu verbundenen Unternehmen (Abhängigkeitsbericht)

62. Der gemäß § 312 AktG aufzustellende Bericht über die Beziehungen zu verbundenen Unternehmen (Abhängigkeitsbericht) ist uns vom Vorstand der Gesellschaft vorgelegt worden. Diesen Bericht haben wir gemäß § 313 Abs. 1 AktG geprüft. Über das Ergebnis dieser Prüfung haben wir einen gesonderten schriftlichen Bericht erstattet.

63. Da Einwendungen gegen den Bericht des Vorstandes nicht zu erheben waren, haben wir mit Datum vom 30. März 2010 gemäß § 313 Abs. 3 AktG den folgenden Bestätigungsvermerk erteilt:

"Nach unserer pflichtmäßigen Prüfung und Beurteilung bestätigen wir, dass

1. die tatsächlichen Angaben des Berichts richtig sind,

2. bei den im Bericht aufgeführten Rechtsgeschäften die Leistung der Gesellschaft nicht unangemessen hoch war oder Nachteile ausgeglichen worden sind."

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6 Wiedergabe des Bestätigungsvermerks

64. Nach dem abschließenden Ergebnis unserer Prüfung haben wir dem Jahresabschluss zum 31. Dezember 2009 und dem Lagebericht für das Geschäftsjahr 2009 der AdnaGen AG Langenhagen mit Datum vom 30. März 2010 den nachfolgend wiedergegebenen Bestätigungsvermerk erteilt:

"Bestätigungsvermerk des Abschlussprüfers

An die AdnaGen AG, Langenhagen

Wir haben den Jahresabschluss – bestehend aus Bilanz und Gewinn- und Verlustrechnung sowie Anhang – unter Einbeziehung der Buchführung und den Lagebericht der AdnaGen AG, Langenhagen für das Geschäftsjahr vom 01. Januar 2009 bis 31. Dezember 2009 geprüft. Die Buchführung und die Aufstellung von Jahresabschluss und den Lagebericht nach den deutschen handelsrechtlichen Vorschriften und den ergänzenden Bestimmungen der Satzung liegen in der Verantwortung der gesetzlichen Vertreter der Gesellschaft. Unsere Aufgabe ist es, auf der Grundlage der von uns durchgeführten Prüfung eine Beurteilung über den Jahresabschluss unter Einbeziehung der Buchführung und über den Lagebericht abzugeben.

Wir haben unsere Jahresabschlussprüfung entsprechend § 317 HGB unter Beachtung der vom Institut der Wirtschaftsprüfer (IDW) festgestellten deutschen Grundsätze ordnungsmäßiger Abschlussprüfung vorgenommen. Danach ist die Prüfung so zu planen und durchzuführen, dass Unrichtigkeiten und Verstöße, die sich auf die Darstellung des durch den Jahrsabschluss unter Beachtung der Grundsätze ordnungsmäßiger Buchführung und durch den Lagebericht vermittelten Bildes der Vermögens-, Finanz- und Ertragslage wesentlich auswirken, mit hinreichender Sicherheit erkannt werden. Bei der Festlegung der Prüfungshandlungen werden die Kenntnisse über die Geschäftstätigkeit und über das wirtschaftliche und rechtliche Umfeld der Gesellschaft sowie die Erwartungen über mögliche Fehler berücksichtigt. Im Rahmen der Prüfung werden die Wirksamkeit des rechnungslegungsbezogenen internen Kontrollsystems sowie Nachweise für die Angaben in Buchführung, Jahresabschluss und Lagebericht überwiegend auf der Basis von Stichproben beurteilt. Die Prüfung umfasst die Beurteilung der angewandten Bilanzierungsgrundsätze und der wesentlichen Einschätzungen der gesetzlichen Vertreter sowie die Würdigung der Gesamtdarstellung des Jahresabschlusses und des Lageberichts. Wir sind der Auffassung, dass unsere Prüfung eine hinreichend sichere Grundlage für unsere Beurteilung bildet.

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Unsere Prüfung hat zu keinen Einwendungen geführt.

Nach unserer Beurteilung aufgrund der bei der Prüfung gewonnenen Erkenntnisse entspricht der Jahresabschluss den gesetzlichen Vorschriften und den ergänzenden Bestimmungen der Satzung und vermittelt unter Beachtung der Grundsätze ordnungsmäßiger Buchführung ein den tatsächlichen Verhältnissen entsprechendes Bild der Vermögens-, Finanz- und Ertragslage der Gesellschaft. Der Lagebericht steht in Einklang mit dem Jahresabschluss, vermittelt insgesamt ein zutreffendes Bild von der Lage der Gesellschaft und stellt die Chancen und Risiken der zukünftigen Entwicklung zutreffend dar.

Ohne diese Beurteilung einzuschränken, weisen wir auf die Ausführungen des Vorstands im Lagebericht hin. Dort ist in Abschnitt 2.2 ausgeführt, dass der Fortbestand der AdnaGen maßgeblich

- von der weiteren finanziellen Unterstützung des Hauptgesellschafters, OncoVista, Inc, San Antonio, Texas, und
- von dem Abschluss einer weiteren externen Finanzierungsrunde abhängig ist."

Reutlingen, den 30. März 2010

RWT HORWATH GMBH
Wirtschaftsprüfungsgesellschaft

gez. Frank Stäudle
(Wirtschaftsprüfer)

gez. Silvia Haller
(Wirtschaftsprüferin)

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Anlagen

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Anlage 1

AdnaGen AG, Langenhagen,

Bilanz zum 31. Dezember 2009

Aktivseite

	Euro	Euro	Vorjahr Euro
A. Anlagevermögen			
I. Sachanlagen			
1. andere Anlagen, Betriebs- und Geschäftsausstattung		45.920,00	82.890,00
B. Umlaufvermögen			
I. Vorräte			
1. Roh-, Hilfs- und Betriebsstoffe	17.682,64		26.450,59
2. fertige Erzeugnisse und Waren	18.811,21		32.899,60
		36.493,85	59.350,19
II. Forderungen und sonstige Vermögensgegenstände			
1. Forderungen aus Lieferungen und Leistungen	78.434,69		55.005,29
2. sonstige Vermögensgegenstände	27.521,62		76.529,82
		105.956,31	131.535,11
III. Kassenbestand und Guthaben bei Kreditinstituten		102.972,43	80.630,45
C. Rechnungsabgrenzungsposten		8.340,36	2.427,86
D. Nicht durch Eigenkapital gedeckter Fehlbetrag		5.912.858,13	5.424.330,33
		6.212.541,08	5.781.163,94

Passivseite

	Euro	Euro	Vorjahr Euro
A. Eigenkapital			
I. Gezeichnetes Kapital		50.000,00	1.681.320,00
II. Kapitalrücklage - davon Einstellung in die Kapitalrücklage nach den Vorschriften über die vereinfachte Kapitalherabsetzung Euro 1.641.320,00 (Euro 0,00)		1.796.320,00	0,00
III. Verlustvortrag		7.105.650,33-	6.426.340,85-
IV. Jahresfehlbetrag		653.527,80-	679.309,48-
nicht gedeckter Fehlbetrag		5.912.858,13	5.424.330,33
buchmäßiges Eigenkapital		0,00	0,00
B. Rückstellungen			
1. sonstige Rückstellungen		345.550,00	183.000,00
C. Verbindlichkeiten			
1. Verbindlichkeiten aus Lieferungen und Leistungen	239.605,24		164.441,64
2. Verbindlichkeiten gegenüber Gesellschaftern	575.749,16		572.002,02
3. Verbindlichkeiten gegenüber stillen Gesellschaftern	3.412.556,94		3.347.515,52
4. sonstige Verbindlichkeiten	1.639.079,74		1.514.204,76
		5.866.991,08	5.598.163,94
- davon aus Steuern Euro 27.646,46 (Euro 9.112,37) - davon im Rahmen der sozialen Sicherheit Euro 619,24 (Euro 1.494,10)			
		6.212.541,08	5.781.163,94

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Anlage 2

AdnaGen AG, Langenhagen,

Gewinn- und Verlustrechnung für die Zeit vom 01. Januar 2009 bis 31. Dezember 2009

	Euro	Euro	Vorjahr Euro
1. Umsatzerlöse		687.899,63	285.645,78
2. Verminderung des Bestands an fertigen und unfertigen Erzeugnissen		14.088,39	8.123,29-
3. sonstige betriebliche Erträge		88.607,84	106.556,71
4. Materialaufwand			
a) Aufwendungen für Roh-, Hilfs- und Betriebsstoffe und für bezogene Waren	135.338,09		176.634,88
b) Aufwendungen für bezogene Leistungen	73.446,14		71.922,96
		208.784,23	248.557,84
5. Rohergebnis		553.634,85	151.767,94
6. Personalaufwand			
a) Löhne und Gehälter	488.484,03		545.273,86
b) soziale Abgaben	56.461,00		66.413,66
		544.945,03	611.687,52
- davon für Altersversorgung Euro 478,59 (Euro 2.555,88)			
7. Abschreibungen			
a) auf immaterielle Vermögensgegenstände des Anlagevermögens und Sachanlagen		38.151,50	46.726,05
8. sonstige betriebliche Aufwendungen		518.697,98	437.508,79
9. sonstige Zinsen und ähnliche Erträge		265,43	2.986,58
10. Zinsen und ähnliche Aufwendungen		105.517,91	224.674,25
11. Ergebnis der gewöhnlichen Geschäftstätigkeit		653.412,14-	1.165.842,09-
12. außerordentliche Erträge		0,00	486.760,40
13. außerordentliches Ergebnis		0,00	486.760,40
14. Steuern vom Einkommen und vom Ertrag	50,48		50,69-
15. sonstige Steuern	65,18		278,48
		115,66	227,79
16. Jahresfehlbetrag		653.527,80-	679.309,48-

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Anlage 3 Seite 1

AdnaGen AG, Langenhagen
Anhang für das Geschäftsjahr 2009

1. Allgemeine Angaben

Der Jahresabschluss wurde auf der Grundlage der Gliederungs-, Bilanzierungs- und Bewertungsvorschriften des Handelsgesetzbuches aufgestellt. Ergänzend zu diesen Vorschriften wurden die Regelungen des Aktiengesetzes beachtet.

Größenabhängige Erleichterungen bei der Erstellung des Jahresabschlusses wurden teilweise in Anspruch genommen.

Der Jahresabschluss wurde entsprechend den Gliederungsvorschriften der §§ 266 ff. HGB aufgestellt. Die Bilanz wurde um die Posten Verbindlichkeiten gegenüber Gesellschaftern und Verbindlichkeiten gegenüber stillen Gesellschaftern erweitert.

Im Einzelnen waren dies folgende Grundsätze und Methoden:

Gliederungsgrundsätze

Die Gliederung der Bilanz und der Gewinn- und Verlustrechnung änderte sich nicht gegenüber dem Vorjahr. Die Posten der Bilanz und der Gewinn- und Verlustrechnung sind mit denen des Vorjahres vergleichbar.

Eine Anpassung der Posten der Bilanz und der Gewinn- und Verlustrechnung des Vorjahres zur Vergleichbarkeit mit denen des Geschäftsjahres war nicht erforderlich.

Bilanzierungsmethoden

Im Jahresabschluss sind sämtliche Vermögensgegenstände, Schulden, Rechnungsabgrenzungsposten, Aufwendungen und Erträge enthalten, soweit gesetzlich nichts anderes bestimmt ist. Die Posten der Aktivseite sind nicht mit Posten der Passivseite, Aufwendungen nicht mit Erträgen, verrechnet worden.

Das Anlage- und Umlaufvermögen, das Eigenkapital, die Schulden sowie die Rechnungsabgrenzungsposten wurden in der Bilanz gesondert ausgewiesen und hinreichend aufgegliedert.

Das Anlagevermögen weist nur Gegenstände aus, die bestimmt sind, dem Geschäftsbetrieb dauernd zu dienen. Rückstellungen wurden nur im Rahmen des § 249 HGB und Rechnungsabgrenzungsposten wurden nach den Vorschriften des § 250 HGB gebildet.

Bewertungsmethoden

Das Sachanlagevermögen wird mit den Anschaffungs- bzw. Herstellungskosten vermindert um planmäßige Abschreibungen angesetzt. Grundlage der planmäßigen Abschreibung ist die voraussichtliche Nutzungsdauer des jeweiligen Vermögensgegenstandes. Der nach steuerlichen Grundsätzen gebildete Sammelposten für geringwertige Wirtschaftsgüter wurde wegen der untergeordneten Bedeutung für das Vermögen in die Handelsbilanz übernommen.

Die Wertansätze der Eröffnungsbilanz des Geschäftsjahres stimmen mit denen der Schlussbilanz des vorhergehenden Geschäftsjahres überein. Bei der Bewertung wurde von der Fortführung des Unternehmens ausgegangen. Die Vermögensgegenstände und Schulden wurden einzeln bewertet.

Anlage 3 Seite 2

Es ist vorsichtig bewertet worden, namentlich sind alle vorhersehbaren Risiken und Verluste, die bis zum Abschlussstichtag entstanden sind, berücksichtigt worden, selbst wenn diese erst zwischen dem Abschlussstichtag und der Aufstellung des Jahresabschlusses bekannt geworden sind. Gewinne sind nur berücksichtigt worden, wenn sie bis zum Abschlussstichtag realisiert wurden. Aufwendungen und Erträge des Geschäftsjahres sind unabhängig vom Zeitpunkt der Zahlung berücksichtigt worden.

Einzelne Positionen wurden wie folgt bewertet:

- Die Vorräte wurden mit den Anschaffungs- bzw. Herstellungskosten angesetzt.
- Die Forderungen und sonstigen Vermögensgegenstände wurden mit dem Nennbetrag angesetzt.
- Der Kassenbestand und die Guthaben bei Kreditinstituten sind zum Nennwert angesetzt. Guthaben die auf fremde Währung lauten wurden mit dem Kurs zum Bilanzstichtag umgerechnet.
- Die Verbindlichkeiten wurden mit dem Rückzahlungsbetrag ausgewiesen.
- Die Rückstellungen wurden nach üblicher kaufmännischer Schätzung ermittelt. Die sonstigen Rückstellungen berücksichtigen alle erkennbaren Risiken und ungewissen Verpflichtungen.

2. Erläuterungen zu einzelnen Posten der Bilanz und der Gewinn- und Verlustrechnung

Die Entwicklung und Gliederung der einzelnen Posten des Anlagevermögens ist aus dem Anlagenspiegel ersichtlich; ebenso die Abschreibungen des Geschäftsjahres.

Die sonstigen Rückstellungen bestehen im Wesentlichen für Rückbauverpflichtungen; Abfindungen, Prozesskosten, Rechts- und Beratungskosten sowie für noch nicht genommenen Urlaub.

Alle Verbindlichkeiten haben eine Restlaufzeit von unter einem Jahr (Vorjahr T€ 2.385,5)

Die Verbindlichkeiten gegenüber Gesellschaftern entfallen mit € 3.747,14 (Vorjahr € 0,00) auf Verbindlichkeiten aus Lieferungen und Leistungen und mit € 575.749,16 (Vorjahr T€ 572.0) auf Verbindlichkeiten gegenüber verbundenen Unternehmen.

Von den Zinsen und ähnliche Aufwendungen entfallen auf verbundene Unternehmen T€ 0,0 (Vorjahr T€ 15,9).

Im Rahmen einer Kapitalherabsetzung und anschließenden Kapitalerhöhung wurde das Stammkapital zunächst um € 1.641.320,00 auf € 40.000,00 herabgesetzt und anschließend durch die Ausgabe von 10.000 neuen Stückaktien mit einem Nennwert von je € 1,00 auf € 50.000,00 heraufgesetzt.

Die aus der Kapitalherabsetzung gewonnenen Beträge in Höhe von € 1.641.320,00 wurden zur Deckung von Verlusten in die Kapitalrücklage eingestellt.

Im Geschäftsjahr wurden weitere € 155.000,00 in die Kapitalrücklage gemäß § 272 Abs. 2 Nr. 4 HGB eingestellt.

Es besteht kein genehmigtes Kapital.

Anlage 3 Seite 3

3. Sonstige Angaben

Organ
Vorstand

Ab Februar 2009: Dr. Alexander Weis (Vorsitzender), Chemiker, auch Geschäftsführer OncoVista Inc, San Antonio, Texas

Bis Juni 2009: Herr Dr. Winfried Albert, Biologe und medizinischer Biochemiker, 31515 Wunstorf

Bis März 2009: Herr Dr. Wolfram Rodatz, Chemiker, 82194 Gröbenzell

Den Vorstandsmitgliedern kann die Befugnis erteilt werden, die Gesellschaft bei der Vornahme von Rechtsgeschäften mit sich selbst als Vertreter eines Dritten zu vertreten (modifizierte Befreiung von den Beschränkungen des § 181 BGB).

Aufsichtsrat

Timm Diestel (Vorsitzender)
Rechtsanwalt, Hamburg

Alexander Ruckdäschl
Managing Partner AMK Capital Advisors, New York

Seit April 2009: Dr. Cornelius Sobel, Mainz,

Bis Januar 2009: Dr. Alexander Weis
Geschäftsführer OncoVista Inc, San Antonio, Texas

Der Jahresabschluss wird in den Konzernabschluss der OncoVista Inc., San Antonio, Texas, USA einbezogen. Dieser soll bei der United States Securities and Exchange Commission (SEC), Washington D.C., USA, eingereicht werden.

4. Ergebnisverwendung

Die Hauptversammlung wird vorschlagen, das Ergebnis des Geschäftsjahres 2009 wie folgt zu verwenden:

Verlustvortrag	-7.105.650,33 €
Jahresfehlbetrag	-653.527,80 €
Bilanzverlust	-7.759.178,13 €
Vortrag auf neue Rechnung:	-7.759.178,13 €

Anlage 3 Seite 4

5. Haftungsverhältnisse und sonstige finanzielle Verpflichtungen

Am Abschlussstichtag bestanden folgende nicht in der Bilanz ausgewiesene Haftungsverhältnisse im Sinne des § 251 HGB sowie sonstige finanzielle Verpflichtungen.

	EUR
Mietverpflichtungen, unbefristete Verträge jährliche Verpflichtung	117.964,20
Leasingverpflichtungen, befristete Verträge restliche Verpflichtung	15.035,13
Bürgschaften/Wechsel	0,00
Bestellungen von Sicherheiten für fremde Verbindlichkeiten	0,00

Langenhagen, den 30.03.2010

gez. Dr. Alexander Weis
Vorstand, CEO

AdnaGen AG, Langenhagen

Anlage 3 Seite 5

Anlagespiegel

	Anschaffungs- und Herstellungskosten				Abschreibungen				Buchwerte	
	01.01.2009 Euro	Zugänge Euro	Abgänge Euro	31.12.2009 Euro	01.01.2009 Euro	Zugänge Euro	Abgänge Euro	31.12.2009 Euro	31.12.2009 Euro	Vorjahr TEuro
I. Sachanlagen										
1. andere Anlagen, Betriebs- und Geschäftsausstattung										
a) Laborausstattung	347 912,03	0,00	0,00	347 912,03	278 133,03	31 094,00	0,00	309 227,03	38.685,00	69,8
b) Büroeinrichtung	66.873,10	0,00	2 232,00	64 641,10	56 051,10	6.149,00	1 739,00	60 461,10	4 180,00	10,8
c) Geringwertige Wirtschaftsgüter	4 295,00	1.674,50	0,00	5 969,50	2.006,00	908,50	0,00	2.914,50	3 055,00	2,3
	419.080,13	1.674,50	2 232,00	418 522,63	336.190,13	* 38.151,50	1.739,00	372 602,63	45 920,00	82,9

* Summe Abschreibungen des laufenden Jahres

Anlage 4
Seite 1

AdnaGen AG, Langenhagen
Lagebericht für das Geschäftsjahr 2009

1 Wirtschaftsbericht ... 1
1.1 AdnaGen AG – effektive Tumordiagnostik ... 1
1.2 Darstellung und Analyse des Geschäftsverlaufes und des Ergebnisses zum 31.12.2009 ... 2
1.3 Lage des Unternehmens ... 3
2 Bericht über die zukünftige Entwicklung sowie Chancen und Risiken des Unternehmens ... 5
2.1 Voraussichtliche Entwicklung und allgemeiner Risikobericht ... 5
2.2 Spezieller Risikobericht ... 5
3 Bericht über Forschung und Entwicklung ... 7
4 Beziehungen zu verbundenen Unternehmen ... 8

1 Wirtschaftsbericht

1.1 AdnaGen AG – effektive Tumordiagnostik

AdnaGen AG ist ein Forschungs- und Entwicklungsunternehmen im Bereich der Biotechnologie mit Sitz in Hannover, das sich auf die Entwicklung und Vermarktung neuartiger patentgeschützter Produkte im Bereich der Tumordiagnostik fokussiert hat.

AdnaGen hat Testsysteme entwickelt, mit denen bei Tumorpatienten nachgewiesen werden kann, ob sich zirkulierende Tumorzellen (ZTZ) im Blut befinden. Grundsätzlich gilt, dass Tumorzellen im Blut nur kurze Zeit überleben. Das Vorhandensein dieser Zellen deutet somit auf eine teilungsaktive Tumorquelle (Primärtumor, Rezidiv oder Metastase) hin und stellt eine schlechte Prognose für den Patienten dar. Daher ist der Nachweis dieser Tumorzellen für die Diagnostik und Therapie von Tumorpatienten von großem Nutzen und erlaubt eine verbesserte Beobachtung des Krankheitsverlaufs und der Wirkung von Therapien.

Für den Nachweis dieser ZTZ hat AdnaGen ein einzigartiges und patentiertes Verfahren entwickelt, mit dem bisher ungelöste klinische Fragestellungen während der Krebsbehandlung und -nachsorge bei soliden Tumoren beantwortet werden können:

- Das AdnaGen System bietet eine Gesamtlösung für den Nachweis und die molekulare Analyse von ZTZ an. Diese beinhaltet die Reagenzien für die Tumorzellselektion, für die Stabilisierung von Blutproben und der RNA sowie für die Analyse der entsprechenden molekularen Marker.
- Dieses System dient zur Verbesserung der Verlaufsprognose, des Therapieerfolges durch die Auswahl der richtigen Medikamente und „*real time*" -Analyse deren Wirksamkeit, sowie der Früherkennung von Metastasen und Rezidiven. Es weist darüber hinaus eine höhere Spezifität und Sensitivität als konkurrierende Testsysteme auf.
- Die *AdnaTest*s ermöglichen den Nachweis von ausgeschwemmten Mikrometastasen schon lange bevor mit konventionellen bildgebenden Methoden oder den klassischen *in-vitro* Diagnostika (IVD) eine Metastasierung nachzuweisen ist.

Anlage 4
Seite 2

AdnaGen hat den Firmensitz in Langenhagen, Region Hannover, und beschäftigt zum Ende des Geschäftsjahres 2009 7 Mitarbeiter und eine Halbzeitkraft Mitarbeiter und ist gemäß EN DIN 9001:2000 und EN DIN 13485:2003 ISO-zertifiziert. Das jährliche TÜV – Überwachungs-Audit für die Zertifizierung fand statt - das Zertifikat wurde verlängert.

1.2 Darstellung und Analyse des Geschäftsverlaufes und des Ergebnisses zum 31.12.2009

AdnaGen konnte in 2009 aufgrund einer wesentlichen Steigerung des Umsatzes von T€ 286 in 2008 auf T€ 688 in 2009 das Ergebnis der gewöhnlichen Geschäftstätigkeit verbessern und den Liquiditätsverbrauch entscheidend reduzieren. Das Erreichen des Cash Break Evens aus dem operativen Cash Flow innerhalb des ersten Halbjahrs 2010 ist nicht unrealistisch.

Die Umsatzerlöse aus dem Verkauf von AdnaTests konnten in 2009 gegenüber 2008 um T€ 402 auf T€ 688 mehr als verdoppelt werden. T€ 495 von T€ 688 waren dabei reine Kitverkäufe im In- und Ausland, wobei der AdnaTest BreastCancer mit 77% die Gesamtverkäufe dominierte. Diese Entwicklung bestätigt die seit Anfang 2009 eingeschlagene Strategie der AdnaGen AG, ihre hoch innovativen Produkte über kleinere und spezialisierte Distributionspartner sowie Fachkliniken in die vornehmlich lokalen wissenschaftlichen und klinischen Märkte zu vertreiben. So stieg die Anzahl der geschulten und wiederkehrend bestellenden AdnaTest-Käufer auf der Kundenliste von knappen 5 in 2008 auf knapp 20 Kooperationspartner. In den deutschsprachigen Ländern bewirbt und vertreibt die AdnaGen AG ihre Produkte selbst.

Umsatz nach Produkten
22
14
22
6
38
325
Breast
Colon
Prostate
Collect
ER/PR
AdnaMag

Die Personalkosten reduzierten sich in 2009 gegenüber 2008 um ca. T€ 66. Dies lag hauptsächlich an einer Reduzierung von Vorstandspositionen und auch an einer Personalreduzierung Ende 2008.

Die sonstigen betrieblichen Aufwendungen stiegen von T€ 438 in 2008 um T€ 81 auf T€ 519 im Berichtsjahr. Dies setzte sich zusammen aus einer Reduzierung der Studienkosten um T€ 46 (Studien in Deutschland wurden beendet) einerseits und einem Anstieg der Rechts- und Beratungskosten (Kapitalmaßnahme) um T€ 58 als auch einer Vergleichszahlung an ein ausscheidendes Vorstandsmitglieder von T€ 78 andererseits.

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Die Reduzierung der Materialkosten von T€ 177 auf T€ 135 ist auf Sparmaßnahmen und einen verringerten Labormaterialverbrauch durch Wegfall von Studien zurück zu führen.

Auch wenn die Kapitalmaßnahme in 2009 noch nicht vollumfänglich bilanziell wirksam wurde sind dennoch erhebliche Reduzierungen der Zinszahlungen bereits erreicht worden und der Zinsaufwand konnte somit im Berichtsjahr auf T€ 106 um T€ 119 gegenüber 2008 gesenkt werden.

Das negative Ergebnis der gewöhnlichen Geschäftstätigkeit des Jahres 2008 in Höhe von € 1,2 Mio. konnte aufgrund der operativen Verbesserungen deutlich auf T€ 653 verbessert werden.

Trotz der signifikanten Verbesserung in der gewöhnlichen Geschäftstätigkeit hat sich der Jahresfehlbetrag gegenüber dem Vorjahr nur um T€ 25 verringert. Dies lag am außerordentlichen Ertrag in 2008 von T€ 487 für die Auflösung der Verbindlichkeiten gegenüber der Sparkasse.

Zusätzlich zur Produktion der AdnaTests Breast und ColonCancer, AdnaTest ER/PR und AdnaCollect wurden in 2009 weitere Produkte in die Routineproduktion aufgenommen: AdnaTest ProstateCancer (Verkaufsrecht von GenProbe erteilt); AdnaTest EMT1/StemCell (nur für Forschungszwecke) und AdnaTest OvarianCancer (Nur Forschung). Der Verkauf von AdnaMag Magnetseparatoren aus Fremdproduktion wurde ebenfalls in 2009 etabliert.

1.3 Lage des Unternehmens

Die Voraussetzung für die operative Verbesserung der Geschäftstätigkeit wurde geschaffen durch eine Rekapitalisierung der AdnaGen AG, deren endgültige bilanzielle Wirkung erst nach vollständiger Umsetzung im ersten Quartal 2010 sichtbar werden wird. Das Grundkapital der Gesellschaft wurde in der Hauptversammlung vom 30.06.2009 von € 1.681.320 auf € 40.000 herabgesetzt, zum Zwecke der Deckung von Verlusten in Höhe von € 1.641.320. Zugleich wurde das Kapital um € 10.000 erhöht durch Ausgabe von 10.000 neuen Stückaktien – der Ausgabebetrag betrug € 1,00 je neue Aktie. Die Nach Auslaufen der Bezugsrechtsfrist verbleibenden Aktien wurden durch die OncoVista Inc. übernommen. Die Zeichnenden haben fristgerecht ihre jeweiligen Beträge eingezahlt, so dass die Kapitalherabsetzung und folgende Erhöhung zum Handelsregister angemeldet werden konnte. Die Eintragung wurde erfolgte Ende 2009. Die weiteren Schritte der Restrukturierung wurden im ersten Quartal des Jahres 2010 umgesetzt.

Die nun durch die OncoVista Inc. neu gezeichneten Aktien dienen der Restrukturierung. Gemeinsam mit den Anteilseignern und den Stillen Gesellschaftern wurde eine Vereinbarung getroffen, gegen die Übertragung der neuen Aktien Verbindlichkeiten und aufgelaufene Zinsen im Gesamtumfang von € 4,8 Mio. in Eigenkapital umzuwandeln, zugleich über weitere T€ 673 an Verbindlichkeiten die Nachrangigkeit zu sichern und weitere Belastungen aus Zinszahlungen zu vermeiden. Für die Wandlung von Darlehen in Kapitalrücklage haben die jeweiligen

Anlage 4
Seite 4

Gläubiger der AdnaGen AG im Laufe des ersten Quartals 2010 Aktien aus dem Paket der Kapitalerhöhung erhalten. Aufgrund dieser Maßnahme konnte die bilanzielle Überschuldung der AdnaGen AG wesentlich reduziert werden. Da dieser Sachverhalt zum 31.12.2009 noch nicht bilanziert wurde stieg das negative Eigenkapital von € - 5,4 Mio. auf € - 5,9 Mio. – wäre die Maßnahme umgesetzt worden, so hätte die Bilanz einen Wert von € - 1,3 Mio. für den 31.12.2009 gezeigt.

Die Verbindlichkeiten gegenüber Gesellschaftern (OncoVista) bleiben mit T€ 576 nahezu konstant, werden dennoch nach Umsetzung der Gesamtmaßnahme zum 31.03.2010 vollständig entfallen. Die Verbindlichkeiten gegenüber Stillen Gesellschaftern stiegen von € 3.348 Mio. auf € 3.413 Mio. aufgrund von mit den Stillen Gesellschaftern vereinbarten Zinsablösebeträgen. Wäre die Restrukturierung schon zum 31.12.2009 umgesetzt, so hätten sich die Verbindlichkeiten aus Stillen Gesellschaften von € 3,3 Mio. in 2008 auf T€ 672, dem Wert der verbleibenden Stillen Gesellschaft mit der MBG reduziert. Die sonstigen Verbindlichkeiten im Gesamtwert von € 1.639 Mio. beinhalten als wesentlichen Betrag einen aufgelaufenen Zinsbetrag für Stille Gesellschafter und Gesellschafter in Höhe von € 1,5 Mio., der gleichfalls nach Umsetzung der Restrukturierung im ersten Quartal 2010 in die Kapitalrücklage umgebucht werden wird.

Die Verbindlichkeiten aus Lieferungen und Leistungen stiegen von T€ 164 in 2008 auf T€ 240 zum 31.12.2009. In diesen sind allerdings gestundete Beträge in Höhe von T€ 166 enthalten sowie bestrittene Forderungen einer Beratungsgesellschaft in Höhe von T€ 33, so dass die kurzfristig zu bezahlenden Verbindlichkeiten aus Lieferungen und Leistungen wesentlich gesunken sind – auch das ein Zeichen für das Vorankommen der operativen Restrukturierung der AdnaGen AG.

Die sonstigen Rückstellungen stiegen um T€ 163 gegenüber dem Vorjahr. Dies beinhaltet im Wesentlichen den bereits o.g. Vergleich mit einem ausscheidenden Vorstandsmitglied (T€ 78), ausstehende Beraterhonorare im Zusammenhang mit der Kapitalmaßnahme (T€ 45), ausstehende Rechtsberatungskosten (T€ 28) und einer höheren Urlaubsrückstellung (T€ 10)

Im Wirtschaftsjahr wurden abgesehen von GWG in Höhe von T€ 1,6 keine Investitionen getätigt.

Im Februar 2009 übernahm Herr Dr. Alex Weis als Vorstand die operative Verantwortung für die Gesellschaft und konnte die Kundenbasis der AdnaGen im In- und Ausland wesentlich verbreitern. Als Folge seiner internationalen Reputation und seines hohen persönlichen Einsatzes für die Gesellschaft wurden in 2009 Verträge mit Distributionspartnern in Europa und USA abgeschlossen, sowie Forschungs- und Entwicklungsabkommen und Fördermaßnahmen. Diese Vereinbarungen basieren dabei sowohl auf AdnaGen's Plattform für die Tumordiagnostik, betreffen aber auch die Weiterentwicklung der Pränataldiagnostik. Das vorherige Management schied einvernehmlich innerhalb der ersten Jahreshälfte aus dem Unternehmen aus.

Die Mitarbeiterzahl der AdnaGen blieb in 2009 konstant auf 7 Vollzeitbeschäftigten und einer Halbzeitkraft.

Es fand im Berichtsjahr 2009 4 Aufsichtsratssitzungen statt.

Anlage 4
Seite 5

2 Bericht über die zukünftige Entwicklung sowie Chancen und Risiken des Unternehmens

2.1 Voraussichtliche Entwicklung und allgemeiner Risikobericht

Die in 2009 neu gewonnenen Kunden der AdnaTest-Plattform lassen neben Deutschland auch international, hier insbesondere in Frankreich, Italien und Tschechien eine substanzielle Umsatzsteigerung für das Jahr 2010 erwarten, sodass der Cash Break Even des Unternehmens aus dem operativen Geschäft in 2010 realistisch angestrebt wird.

Üblicherweise dauert der Zeitraum von der Überzeugung des Kunden bezüglich der Produktvorteile der AdnaTest-Plattform, über die Schulung der Labor-Mitarbeiter in der Anwendung des Tests, über das Aufzeigen des wissenschaftlichen Potentials der Diagnostik für klinische Studien und die Messung des Therapieerfolgs bei Patienten bis zur Einführung des Tests in die regelmäßige klinische Praxis zwischen sechs bis zwölf Monate.

AdnaGen's Strategie stützt sich auf dem Ausbau der internationalen Absatzmöglichkeiten, zusätzlich zu den in 2009 erschlossenen Märkte in Italien, Tschechien, Frankreich und Skandinavien. Wesentliche Verbesserungen werden auch von der Erschließung des US Marktes erwartet. Ein Zugang zum US-Forschungsmarkt ist auch jetzt schon ohne FDA-Zulassung möglich – hierfür wurden behördliche Genehmigungen für CLIA-Labs an drei Standorten der USA in 2009 erteilt. Darüber hinaus wird eine FDA-Zulassung weiterhin angestrebt, erfordert aber wesentliche Investitionen von Seiten Dritter.

Mit GenProbe wurde in 2010 eine Vereinbarung geschlossen, die der AdnaGen erlaubt, den an GenProbe auslizensierten AdnaTest ProstateCancer weltweit zu vertreiben. AdnaGen AG erwartet hier Impulse für das operative Geschäft bereits in 2010.

2.2 Spezieller Risikobericht

Die AdnaGen befindet sich in der bilanziellen Überschuldung. Aufgrund der anziehenden Umsätze auf Basis der patentierten Test-Plattform wird das Patentgutachten vom Dezember 2008 auch für das Jahr 2009 und ff bestätigt, bei dem ein Wert von EURO 10,8 Mio. ermittelt wurde. Dieser Wert deckt bei weitem die derzeitige Überschuldung. Darüber hinaus wird die Überschuldung zum 31.03.2010 aufgrund der Umsetzung der Restrukturierung um € 4,8 Mio. reduziert, aus der Wandlung von Darlehen, Stillen Gesellschaften und Zinsverpflichtungen in Kapitalrücklage.

Die Sicherstellung einer ausreichenden Liquidität ist für den Fortbestand der AdnaGen nach wie vor von zentraler Bedeutung. Den Liquiditätsrisiken wird durch eine permanente Überwachung der Zahlungsströme, der Liquiditätsreserven sowie der freien Kreditlinien begegnet. Des Weiteren wird die Realisierung der Umsatzpotentiale aktiv und energisch weiterverfolgt. Darüber hinaus werden durch

Anlage 4
Seite 6

Einwerbung von Fördermitteln aus Forschungsprojekten Kosten von Produktentwicklungen und Produktverbesserungen mitaufgefangen.

Bis zum Erreichen des Cash Break Evens ist die Gesellschaft auf die finanzielle Unterstützung durch den Hauptgesellschafter OncoVista angewiesen. Sollte dieser seine Zahlungen wider Erwarten einstellen, droht der AdnaGen die Insolvenz. Sollten darüber hinaus die Verhandlungen bezüglich einer weiteren externen Finanzierungsrunde nicht zu einem erfolgreichen Abschluss gebracht werden, können die Teilnehmer der erläuterten Restrukturierungsmaßnahme mittels einer zeitlich bis zum 31.05.2010 eingeschränkten Option, ihre alten Fremdkapital-basierten Rechte wieder aufleben lassen. Die Zielsetzung der Restrukturierungsmaßnahme ist die Schaffung von besseren Voraussetzungen für den Abschluss einer weiteren Finanzierungsrunde, welche die AdnaGen AG bis zum Break Even durchfinanzieren soll. Derzeit werden Verhandlungen mit potentiellen Finanzierungspartnern geführt, die auch bereits erste Letter of Intent für eine Investition in die AdnaGen AG ergeben haben. Aufgrund der Verwerfungen durch die Finanzkrise ziehen sich derartige Verhandlungen länger hin als üblich.

Das Wiederaufleben des Fremdkapitals würde die Gesellschaft aufgrund drohender Zahlungsunfähigkeit in die Krise führen. Zum Zeitpunkt der Einbringung des Fremdkapitals (siehe 1.3 Lage des Unternehmens; Restrukturierungsbeitrag der Fremdkapitalgeber) in die Kapitalrücklage sieht der Vorstand die Werthaltigkeit desselbigen als gegeben an (siehe u.a. die bereits genannte Patentbewertung). Sollte die Gesellschaft nicht in der Lage sein, eine Krise zu überstehen, könnten Gutachter ex post zum Schluß kommen, dass eine Werthaltigkeit des Fremdkapitals von vorneherein nicht gegeben war. Sollte sich eine derartige Meinung durchsetzen, hätten die mittels Verzicht zum 31.03.2010 in die Kapitalrücklage verbuchten Fremdkapitalmittel erfolgswirksam vereinnahmt werden müssen, mit der Folgewirkung eines positiven Ergebnisses der Gesellschaft in 2010 und entsprechenden Liquiditätsabflüssen aus Körperschaftssteuer ab dem Jahr 2011. Dies würde die Krise der Gesellschaft nicht unerheblich weiter verschärfen.

Die AdnaTests basieren auf der immunomagnetischen Anreicherung zirkulierender Zellen. Die hierfür benötigten Rohstoffe werden im Rahmen des Entwicklungsprozesses veredelt und den Anforderungen an *in vitro* Diagnostika angepasst. Hierzu gehört auch die vorläufige Festlegung auf einzelne Hersteller, was eine gewisse Abhängigkeit von diesen Produkten zur Folge hat. Im Rahmen der Produktverbesserungstätigkeiten ist die AdnaGen dagegen stets bemüht diese Abhängigkeiten weitestgehend zu minimieren, indem Alternativen präventiv gefunden werden, die bei einer mangelnden Verfügbarkeit von Rohstoffen als Ersatz dienen können.

Bei der Anwendung der AdnaTests als *in vitro* Diagnostikum bestehen generell Risiken im Hinblick auf mögliche Fehldiagnosen und Fehlanwendungen. Zur Minimierung dieser Risiken betreibt die AdnaGen ein Risikomanagement-System nach EN ISO 14971 zur Anwendung auf Medizinprodukte.

In den Labors von AdnaGen könnten Unfälle passieren, die eine Verzögerung der Produktentwicklung nach sich ziehen oder Produktionsausfälle verursachen. Die Etablierung und Einhaltung modernster Sicherheitsstandards und deren kontinuierliche Überwachung durch entsprechende Verfahrensanweisungen sowie

Anlage 4
Seite 7

die Zertifizierungen nach DIN EN ISO 9001:2000 und DIN EN ISO 13485:2003 sollen hier vorbeugen. Zusätzlich sind durch entsprechende Versicherungsverträge Gerätschaften und Schäden infolge einer Betriebsunterbrechung abgesichert.

Des Weiteren ist die AdnaGen vom Know-how und der Erfahrung seiner Mitarbeiter abhängig.

3 Bericht über Forschung und Entwicklung

Über die aktive Teilnahme an internationalen Kongressen mit Postern und Vorträgen wurde die AdnaGen Technologie weiter international bekannt gemacht. Unterstützt wurden diese Bemühungen durch gute Ergebnisse aus den klinischen Studien mit der Universität Essen (siehe „Klinische Studien").

Zwei klinische Studien (BR_01_2004, BR_01_2009) wurden in 2009 erfolgreich abgeschlossen und die Ergebnisse hochrangig veröffentlicht.

AdnaTest wurden im zurückliegenden Jahr in zwei Drittmittel-finanzierten und multizentrischen Studien eingesetzt (DETECT Studie, COHERTA-Studie). Diese Studien wurden noch nicht abgeschlossen.

Im Rahmen eines Entwicklungsauftrages wurde das Projekt Pränataldiagnostik wieder aufgenommen. Im Laufe des Jahres ist es dabei gelungen die immunomagnetische Anreicherung von fötalen Zellen mit dem proprietären Antikörper 4B9 bis zu einem funktionierenden Prototyp weiter zu entwickeln.

Ein Forschungs-Kit zum Nachweis des Stammzellcharakters zirkulierender Tumorzellen, bzw. der mesenchymalen Phänotypänderung wurde bis zur Marktreife entwickelt und wird seit September 2009 erfolgreich verkauft.

Darüber hinaus wurde der AdnaTestOvar bis zur marktreife entwickelt. Eine CE-Zertifizierung dieses Kits steht noch aus. Der Vertrieb erfolgt als Forschungs-Kit.

AdnaGen's Kern-Patent (WO03023057 Method and diagnosis kit for selecting and or qualitative and/or quantitative detection of cells) wurde am 24.03.2009 in den USA erteilt. Des weiteren wurde das „Pränatal Patent" (EP1732951) am 02.12.2009 in Europa erteilt.

Anlage 4
Seite 8

4 Beziehungen zu verbundenen Unternehmen

Die AdnaGen AG ist ein abhängiges Unternehmen der OncoVista Inc, San Antonio, USA.

Der gemäß § 312 AktG erstattete Bericht enthält folgende Erklärung des Vorstands:

„Ich erkläre gemäß § 312 Abs. 3 AktG, dass unsere Gesellschaft bei den im Bericht aufgeführten Rechtsgeschäften nach den Umständen, die dem Vorstand in dem Zeitpunkt bekannt waren, in dem die Rechtsgeschäfte vorgenommen wurden, bei jedem Rechtsgeschäft eine angemessene Gegenleistung erhalten hat."

Langenhagen, 28. Februar 2010

gez. Dr. Alexander Weis
Vorstand, CEO

RWT
Anlage 5 Seite 1

Bestätigungsvermerk des Abschlussprüfers

An die AdnaGen AG, Langenhagen

Wir haben den Jahresabschluss – bestehend aus Bilanz und Gewinn- und Verlustrechnung sowie Anhang – unter Einbeziehung der Buchführung und den Lagebericht der AdnaGen AG, Langenhagen für das Geschäftsjahr vom 01. Januar 2009 bis 31. Dezember 2009 geprüft. Die Buchführung und die Aufstellung von Jahresabschluss und den Lagebericht nach den deutschen handelsrechtlichen Vorschriften und den ergänzenden Bestimmungen der Satzung liegen in der Verantwortung der gesetzlichen Vertreter der Gesellschaft. Unsere Aufgabe ist es, auf der Grundlage der von uns durchgeführten Prüfung eine Beurteilung über den Jahresabschluss unter Einbeziehung der Buchführung und über den Lagebericht abzugeben.

Wir haben unsere Jahresabschlussprüfung entsprechend § 317 HGB unter Beachtung der vom Institut der Wirtschaftsprüfer (IDW) festgestellten deutschen Grundsätze ordnungsmäßiger Abschlussprüfung vorgenommen. Danach ist die Prüfung so zu planen und durchzuführen, dass Unrichtigkeiten und Verstöße, die sich auf die Darstellung des durch den Jahrsabschluss unter Beachtung der Grundsätze ordnungsmäßiger Buchführung und durch den Lagebericht vermittelten Bildes der Vermögens-, Finanz- und Ertragslage wesentlich auswirken, mit hinreichender Sicherheit erkannt werden. Bei der Festlegung der Prüfungshandlungen werden die Kenntnisse über die Geschäftstätigkeit und über das wirtschaftliche und rechtliche Umfeld der Gesellschaft sowie die Erwartungen über mögliche Fehler berücksichtigt. Im Rahmen der Prüfung werden die Wirksamkeit des rechnungslegungsbezogenen internen Kontrollsystems sowie Nachweise für die Angaben in Buchführung, Jahresabschluss und Lagebericht überwiegend auf der Basis von Stichproben beurteilt. Die Prüfung umfasst die Beurteilung der angewandten Bilanzierungsgrundsätze und der wesentlichen Einschätzungen der gesetzlichen Vertreter sowie die Würdigung der Gesamtdarstellung des Jahresabschlusses und des Lageberichts. Wir sind der Auffassung, dass unsere Prüfung eine hinreichend sichere Grundlage für unsere Beurteilung bildet.

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Unsere Prüfung hat zu keinen Einwendungen geführt.

Nach unserer Beurteilung aufgrund der bei der Prüfung gewonnenen Erkenntnisse entspricht der Jahresabschluss den gesetzlichen Vorschriften und den ergänzenden Bestimmungen der Satzung und vermittelt unter Beachtung der Grundsätze ordnungsmäßiger Buchführung ein den tatsächlichen Verhältnissen entsprechendes Bild der Vermögens-, Finanz- und Ertragslage der Gesellschaft. Der Lagebericht steht in Einklang mit dem Jahresabschluss, vermittelt insgesamt ein zutreffendes Bild von der Lage der Gesellschaft und stellt die Chancen und Risiken der zukünftigen Entwicklung zutreffend dar.

Ohne diese Beurteilung einzuschränken, weisen wir auf die Ausführungen des Vorstands im Lagebericht hin. Dort ist in Abschnitt 2.2 ausgeführt, dass der Fortbestand der AdnaGen maßgeblich

- von der weiteren finanziellen Unterstützung des Hauptgesellschafters, OncoVista, Inc, San Antonio, Texas, und

- von dem Abschluss einer weiteren externen Finanzierungsrunde abhängig ist.

Reutlingen, den 30. März 2010

RWT HORWATH GMBH
Wirtschaftsprüfungsgesellschaft

gez. Frank Stäudle (Wirtschaftsprüfer)	gez. Silvia Haller (Wirtschaftsprüferin)

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Rechtliche Verhältnisse

1. Rechtliche Grundlagen

Satzung	:	In der Fassung vom 30. Juni 2009
Handelsregister	:	Amtsgericht Hannover HRB 58937, letzter Auszug vom 16. März 2010 mit letzter Eintragung vom 10. März 2010.
Gegenstand des Unternehmens	:	ist die Entwicklung und der Vertrieb von medizinischer Diagnostik, Diagnostik-Methoden sowie biotechnologischen Produkten, Verfahren und Geräten einschließlich der EDV und aller damit im Zusammenhang stehenden Dienstleistungen.
Sitz	:	Langenhangen
Geschäftsjahr	:	Kalenderjahr
Grundkapital/ Aktionäre	:	Euro 50.000 voll erbracht

Gesellschafter	Euro/Aktien
OncoVista Inc	48.054
Rose Nominees Limited	700
Stefan Schröder	595
Marion Buchwald	297
Hans Winkelmann	87
Tim Freise	82
Michael Winkelmann	60
Hans-Peter Winkelmann	60
Dr. Eckart Schnakenberg	29
Axel Deuring	29
Dr. Silke Lankiewicz	7
	50.000

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Stille Gesellschaft	:	Die tbg Technologie-Beteiligungs-Gesellschaft mbH ist an der Gesellschaft durch zwei Einlagen in Höhe von insgesamt Mio. € 2,5 als stille Gesellschafterin beteiligt. Bei Rückführung der Beteiligungist ein Einmalbetrag von TEuro 240 zu entrichten. Die tbg hat einen Rangrücktritt in Höhe von insgesamt TEuro 2.480 bezüglich ihrer Einlage erklärt. Zur Entwicklung der stillen Gesellschaft siehe Vereinbarung vom 22. März 2009 "Neuaufstellung AdnaGen". Die MBG Mittelständische Beteiligungsgesellschaft Niedersachsen ist an der Gesellschaft mit einer Einlage in Höhe von Mio. € 0,5 als stille Gesellschafterin beteiligt. Die MBG hat einen Rangrücktritt auf Ihre Einlage und auf die bis zum 31. Dezember 2008 aufgelaufene Wertzuwachspauschale in Höhe von Euro 172.556,94 erklärt. Zur Entwicklung der stillen Gesellschaft siehe unter 3. Wesentliche Verträge: Vereinbarung vom 22. März 2009 "Neuaufstellung AdnaGen".
Aufsichtsrat	:	Aufsichtsratsmitglieder der Aktionäre sind: Herr Timm Diestel (Vorsitzender) Herr Alexander Ruckdäschl Herr Dr. Cornelius Sobel
Vorstandsmitglieder	:	Herr Dr. Alexander Weis ab Februar 2009 (Vorsitzender) Herr Dr. Winfried Albert bis Juni 2009 Herr Dr. Wolfram Rodatz bis März 2009
2. Verbundene Unternehmen, Konzernverhältnisse	:	AdnaGen wird in den Konzernabschluss der OncoVista Inc., San Antonio, Texas, USA einbezogen. OncoVista stellt ein verbundenes Unternehmen im Sinne von § 271 Abs. 2 HGB dar.

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3. Wesentliche Verträge

Vereinbarung vom 22. März 2009 "Neuaufstellung AdnaGen" inklusive Addemdum vom 23. Dezember 2009

Im Berichtsjahr wurden zur Stärkung des Eigenkapitals der AdnaGen umfangreiche Kapitalmaßnahmen vereinbart. Die Umsetzung der Vereinbarung erfolgte Anfang 2010.

Die Vereinbarung verpflichtet OncoVista 5.880 Stückaktien an tbg, 3.022 Stückaktien an FELICITAS und 146 Stückaktien an Rob Cawthorn zu übertragen. Im Gegenzug haben die neuen Gesellschafter und OncoVista Einlagen in die Kapitalrücklage durch Verzicht auf Ihre Forderungen und Zinsansprüche (ab 01. Januar 2009) geleistet.

Die Forderungsverzichte belaufen sich auf insgesamt:

	Euro
OncoVista	572.002,02
tbg	2.740.000,00
FELICITAS	1.407.783,59
Rob Cawthorn	67.805,56
	4.787.591,17

Weiterhin verpflichtete sich OncoVista in Artikel 6 dieser Vereinbarung AdnaGen bis zum 31. Dezember 2009 soweit mit Liquidität auszustatten, wie dies zur Aufrechterhaltung der Zahlungsfähigkeit von AdnaGen erforderlich ist. Diese Zahlungen (TEuro 155,0) der OncoVista erfolgen direkt in die Kapitalrücklage gemäß § 272 Abs. 2 Nr. 4 HGB.

Die MBG erklärt in dieser Vereinbarung einen Rangrücktritt auf ihre Einlage und auf die bis zum 31. Dezember 2008 aufgelaufene Wertzuwachspauschale in Höhe von Euro 172.556,94. Daneben verzichtet die MBG auf zukünftig fällig werdendes festes Entgelt sowie auf die Wertzuwachspauschale ab dem 1. Januar 2009.

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Vereinbarung vom 22. März 2009 "Neuaufstellung AdnaGen" inkl. Addemdum vom 23. Dezember 2009 (fortsetzend)

Darüber hinaus wurde vereinbart, dass wenn es AdnaGen nicht gelingt, verbindliche schriftliche Zahlungszusagen eines oder mehrerer Investoren über insgesamt mindestens Euro 2 Mio. zu erhalten, die Gläubiger (= OncoVista, tbg, FLICITAS, Rob Cawthorn sowie MBG) durch schriftliches Verlangen im Wege der Novotation ihre Forderungen/ den Anspruch auf festes Entgelt und Wertzuwachspauschale der MBG zu den ursprünglich vereinbarten sonstigen Bedingungen wieder aufleben lassen zu können. Sollten die Gesellschafter ihre Forderungen wiederaufleben lassen, so sind diese verpflichtet, ihre Aktien an OncoVista zurückzugeben.

Die Gesellschaft ist zum Zeitpunkt unserer Prüfung mit verschiedenen Zuschussgebern und Investoren in Verhandlung. Schriftliche Zusagen liegen jedoch noch nicht vor. Ende Mai 2010 ist AdnaGen wieder verpflichtet, die Gesellschafter über den Stand der Verhandlungen zu informieren. Zum aktuellen Zeitpunkt (30. März 2010) haben die Gesellschafter von Ihrem Recht des Widerrufs noch kein Gebrauch gemacht.

Patronatserklärung : Der Hauptaktionär OncoVista verpflichtet sich AdnaGen bis zum 31. Dezember 2010 weiterhin mit Liquidität auszustatten, soweit dies zur Auftrechterhaltung der Zahlungsfähigkeit erforderlich ist.

Darlehensverträge : FELICITAS (vormals BioMed) gewährte der Gesellschaft mehrere unbefristete Darlehen in Höhe von insgesamt TEuro 885,6. Die aufgelaufenen Zinsen betragen TEuro 522,2. Verzinsung 10% p.a. FELICITAS hat mit Vereinbarung vom 22. März 2009 "Neuaufstellung AdnaGen" einen Forderungsverzicht (inkl. Zinsverzicht ab 1. Januar 2009) ausgesprochen.

4. Steuerliche Verhältnisse : Die letzte steuerliche Außenprüfung hat 2004 stattgefunden und umfasste die Jahre 2000 bis 2004

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Aufgliederung der Posten der Bilanz und der Gewinn- und Verlustrechnung

Ergänzend zu den im Rahmen der Analyse der Vermögens-, Finanz- und Ertragslage (vgl. Abschnitt 4.3 unseres Berichts) vorgenommenen Aufgliederungen und Erläuterungen haben wir nachfolgend die wesentlichen Posten der Bilanz und der Gewinn- und Verlustrechnung detailliert aufgegliedert.

Durch die Verwendung von TEuro kann es in der Vorjahresspalte zu Rundungsdifferenzen kommen.

Posten der Bilanz:

A k t i v s e i t e

A. Anlagevermögen

I. Sachanlagen

1. andere Anlagen, Betriebs- und Geschäftsausstattung

	Euro	Vorjahr TEuro
Laborausstattung	38.685,00	69,8
Büroeinrichtung	4.180,00	10,8
Geringwertige Wirtschaftsgüter	3.055,00	2,3
	45.920,00	82,9

B. Umlaufvermögen

II. Forderungen und sonstige Vermögensgegenstände

2. sonstige Vermögensgegenstände

	Euro	Vorjahr TEuro
EU Förderprojekt Mascot	16.264,09	60,6
Umsatzsteuer 2008	5.758,28	13,0
Lizenzen 4. Quartal 2009	4.529,00	0,0
Körperschaftsteuer 2009 / 2008	970,25	0,9
sonstige	0,00	2,0
	27.521,62	76,5

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III. Kassenbestand und Guthaben bei Kreditinstituten

	Euro	Vorjahr TEuro
Kasse	414,51	0,0
Dresdner Bank # 5 520 277 00	46.501,92	43,8
Dresdner Bank # 5 520 277 70	29.500,00	36,7
Dresdner Bank # 5 520 277 01	10.148,00	0,0
Dresdner Bank # 5 520 277 00 USD	15.094,41	0,0
Kreissparkasse # 68221	1.313,59	0,2
	102.972,43	80,6

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Passivseite

A. Eigenkapital

I. Gezeichnetes Kapital

	Euro	Vorjahr TEuro
Gezeichnetes Kapital	50.000,00	1.681,3
	50.000,00	1.681,3

II. Kapitalrücklage

	Euro	Vorjahr TEuro
Einzahlungen in die Kapitalrücklage gemäß § 272 Abs. 2 Nr. 4 HGB	155.000,00	0,0
Einstellung in die Kapitalrücklage nach den Vorschriften über die vereinfachte Kapitalherabsetzung	1.641.320,00	0,0
	1.796.320,00	0,0

B. Rückstellungen

I. sonstige Rückstellungen

	Euro	Vorjahr TEuro
Rückstellung für AN-Erfindungen	13.780,00	19,0
Rückstellungen Bonus	15.000,00	10,0
Rückstellungen Berufsgenossenschaft	1.700,00	2,0
Rückstellung Urlaub	29.300,00	18,9
Rückstellungen für Abschluss- und Prüfungskosten	16.000,00	14,8
Prozesskosten	46.000,00	18,4
Rückbauverpflichtung	100.000,00	100,0
Abfindung Herr Albert	77.900,00	0,0
Rechts- und Beratungskosten	44.870,00	0,0
Ausstehende Rechnungen	1.000,00	0,0
	345.550,00	183,0

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C. Verbindlichkeiten

2. Verbindlichkeiten gegenüber Gesellschaftern

	Euro	Vorjahr TEuro
Darlehen und Zinsen OncoVista	136.056,38	136,1
Verbindlichkeiten gegenüber OncoVista	439.692,78	435,9
	575.749,16	572,0

3. Verbindlichkeiten gegenüber stillen Gesellschaftern

	Euro	Vorjahr TEuro
Stille Beteiligung MBG	500.000,00	500,0
Verbindlichkeiten Zinsen MBG	172.556,94	206,8
Stille Beteiligung tbg	2.500.000,00	2.500,0
Verbindlichkeiten Zinsen tbg	240.000,00	140,7
	3.412.556,94	3.347,5

4. sonstige Verbindlichkeiten

	Euro	Vorjahr TEuro
Darlehen FELICITAS (vormals BioMed)	1.407.783,59	1.407,8
Darlehen Biomarkers	108.395,47	0,0
Darlehen Rob Cawthorn	67.805,56	67,8
Verbindlichkeiten aus Lohn und Gehalt	26.607,98	27,9
Umsatzsteuer 2009	20.010,05	0,0
Verbindlichkeiten aus Lohn- und Kirchensteuer	7.636,41	9,1
Verbindlichkeiten im Rahmen der sozialen Sicherheit	619,24	1,5
sonstige	221,44	0,1
	1.639.079,74	1.514,2

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Posten der Gewinn- und Verlustrechnung:

1. Umsatzerlöse

	Euro	Vorjahr TEuro
Erlöse aus Kits Verkäufen	400.748,73	153,2
Erlöse aus Kooperationen	259.635,90	101,6
Erlöse Lizenzen	27.115,00	30,8
sonstige Erlöse	400,00	0,0
	687.899,63	285,6

3. sonstige betriebliche Erträge

	Euro	Vorjahr TEuro
Erträge aus der Auflösung von Verbindlichkeiten	52.197,56	0,0
EU Förderprojekt Mascot	16.264,09	62,5
Sachbezüge 19 % USt	8.563,09	0,0
Erträge aus der Auflösung von Rückstellungen	5.539,25	21,8
Erträge aus Kursdifferenzen	3.220,01	0,0
Versicherungsentschädigungen	2.823,84	1,0
Weiterbelastete Kosten	0,00	13,5
Gewinne aus dem Abgang von Sachanlagevermögen	0,00	0,2
sonstige	0,00	7,6
	88.607,84	106,6

4. Materialaufwand

a) Aufwendungen für Roh-, Hilfs- und Betriebsstoffe und für bezogene Waren

	Euro	Vorjahr TEuro
Laborbedarf	78.962,42	103,4
Bestandteile Kits	56.308,65	73,0
Aufwendungen für Abraum- und Abfallbeseitigung	67,02	0,1
Verpackungsmaterial	0,00	0,2
	135.338,09	176,6

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b) Aufwendungen für bezogene Leistungen

65. Im Einzelnen:

	Euro	Vorjahr TEuro
Gas, Strom, Wasser	10.838,49	11,8
Patentkosten	61.200,41	54,7
Reparaturen und Instandhaltungen	699,19	4,0
Wartungskosten für Hard- und Software	708,05	1,4
	73.446,14	71,9

6. Personalaufwand

a) Löhne und Gehälter

	Euro	Vorjahr TEuro
Löhne und Gehälter	277.793,41	297,9
Vorstandsgehälter	201.100,00	233,6
Vermögenswirksame Leistungen	1.435,68	1,5
Fahrtkostenerstattung doppelte Haushaltsführung	3.000,00	7,0
Aushilfslöhne	5.154,94	5,3
	488.484,03	545,3

b) soziale Abgaben

	Euro	Vorjahr TEuro
Gesetzliche soziale Aufwendungen	54.282,41	61,9
Beiträge zur Berufsgenossenschaft	1.700,00	2,0
Aufwendungen für Altersversorgung	478,59	2,6
	56.461,00	66,4

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7. Abschreibungen

a) auf immaterielle Vermögensgegenstände des Anlagevermögens und Sachanlagen

	Euro	Vorjahr TEuro
Abschreibung Laborausstattung	31.094,00	46,2
Abschreibung Büroausstattung	6.149,00	0,0
Abschreibungen auf geringwertige Wirtschaftsgüter	908,50	0,6
	38.151,50	46,7

8. sonstige betriebliche Aufwendungen

	Euro	Vorjahr TEuro
Rechts- und Beratungskosten	142.085,75	83,8
Miete	100.045,30	103,9
Vergleich/Abfindung Herr Albert	77.900,00	0,0
Reisekosten	48.994,97	30,0
Dienstleistungen medura GmbH	26.068,07	32,6
KFZ Kosten	22.828,96	25,9
Ausgangsfrachten	16.982,26	16,2
Abschluss- und Prüfungskosten	16.195,00	13,6
Telefon und Porto	10.971,98	10,1
sonstige	10.002,29	21,9
Versicherungen	9.560,38	9,8
Zertifizierungskosten	6.618,53	4,1
Instandhaltungen	5.308,03	6,8
Bewirtungskosten	4.297,57	5,2
Buchführungskosten	3.583,32	2,7
Nebenkosten des Geldverkehrs	3.376,11	2,7
Vergütung Organe	3.239,48	1,7
Bürobedarf	1.950,47	2,3
Verpackungsmaterial	1.730,64	0,8
Aufwendungen aus Kursdifferenzen	1.703,47	4,9
Beiträge	1.585,28	3,8
Repräsentations- und Werbungskosten	1.578,83	5,9
Berufskleidung	1.310,54	1,3
Studien	780,75	47,3
	518.697,98	437,5

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10. Zinsen und ähnliche Aufwendungen

	Euro	Vorjahr TEuro
Einmalzahlung tbg	99.308,00	49,7
Zinsen BioMarkers	3.702,08	0,0
Sonstige Zinsen	2.507,83	4,5
Zinsen Biomed Venture GmbH	0,00	88,6
Einmalzahlung und Zinsen MBG	0,00	60,0
Zinsen OncoVista	0,00	15,9
Zinsen Rob Cawthorn	0,00	5,0
Auflösung Bearbeitungsentgelt	0,00	1,0
	105.517,91	224,7

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Allgemeine Auftragsbedingungen
für
Wirtschaftsprüfer und Wirtschaftsprüfungsgesellschaften
vom 1. Januar 2002

1. Geltungsbereich

(1) Die Auftragsbedingungen gelten für die Verträge zwischen Wirtschaftsprüfern oder Wirtschaftsprüfungsgesellschaften (im nachstehenden zusammenfassend „Wirtschaftsprüfer" genannt) und ihren Auftraggebern über Prüfungen, Beratungen und sonstige Aufträge, soweit nicht etwas anderes ausdrücklich schriftlich vereinbart oder gesetzlich zwingend vorgeschrieben ist.

(2) Werden im Einzelfall ausnahmsweise vertragliche Beziehungen auch zwischen dem Wirtschaftsprüfer und anderen Personen als dem Auftraggeber begründet, so gelten auch gegenüber solchen Dritten die Bestimmungen der nachstehenden Nr. 9.

2. Umfang und Ausführung des Auftrages

(1) Gegenstand des Auftrages ist die vereinbarte Leistung, nicht ein bestimmter wirtschaftlicher Erfolg. Der Auftrag wird nach den Grundsätzen ordnungsmäßiger Berufsausübung ausgeführt. Der Wirtschaftsprüfer ist berechtigt, sich zur Durchführung des Auftrages sachverständiger Personen zu bedienen.

(2) Die Berücksichtigung ausländischen Rechts bedarf - außer bei betriebswirtschaftlichen Prüfungen - der ausdrücklichen schriftlichen Vereinbarung.

(3) Der Auftrag erstreckt sich, soweit er nicht darauf gerichtet ist, nicht auf die Prüfung der Frage, ob die Vorschriften des Steuerrechts oder Sondervorschriften, wie z B. die Vorschriften des Preis-, Wettbewerbsbeschränkungs- und Bewirtschaftungsrechts beachtet sind; das gleiche gilt für die Feststellung, ob Subventionen, Zulagen oder sonstige Vergünstigungen in Anspruch genommen werden können. Die Ausführung eines Auftrages umfaßt nur dann Prüfungshandlungen, die gezielt auf die Aufdeckung von Buchfälschungen und sonstigen Unregelmäßigkeiten gerichtet sind, wenn sich bei der Durchführung von Prüfungen dazu ein Anlaß ergibt oder dies ausdrücklich schriftlich vereinbart ist.

(4) Ändert sich die Rechtslage nach Abgabe der abschließenden beruflichen Äußerung, so ist der Wirtschaftsprüfer nicht verpflichtet, den Auftraggeber auf Änderungen oder sich daraus ergebende Folgerungen hinzuweisen.

3. Aufklärungspflicht des Auftraggebers

(1) Der Auftraggeber hat dafür zu sorgen, daß dem Wirtschaftsprüfer auch ohne dessen besondere Aufforderung alle für die Ausführung des Auftrages notwendigen Unterlagen rechtzeitig vorgelegt werden und ihm von allen Vorgängen und Umständen Kenntnis gegeben wird, die für die Ausführung des Auftrages von Bedeutung sein können. Dies gilt auch für die Unterlagen, Vorgänge und Umstände, die erst während der Tätigkeit des Wirtschaftsprüfers bekannt werden.

(2) Auf Verlangen des Wirtschaftsprüfers hat der Auftraggeber die Vollständigkeit der vorgelegten Unterlagen und der gegebenen Auskünfte und Erklärungen in einer vom Wirtschaftsprüfer formulierten schriftlichen Erklärung zu bestätigen.

4. Sicherung der Unabhängigkeit

Der Auftraggeber steht dafür ein, daß alles unterlassen wird, was die Unabhängigkeit der Mitarbeiter des Wirtschaftsprüfers gefährden könnte. Dies gilt insbesondere für Angebote auf Anstellung und für Angebote, Aufträge auf eigene Rechnung zu übernehmen.

5. Berichterstattung und mündliche Auskünfte

Hat der Wirtschaftsprüfer die Ergebnisse seiner Tätigkeit schriftlich darzustellen, so ist nur die schriftliche Darstellung maßgebend. Bei Prüfungsaufträgen wird der Bericht, soweit nichts anderes vereinbart ist, schriftlich erstattet. Mündliche Erklärungen und Auskünfte von Mitarbeitern des Wirtschaftsprüfers außerhalb des erteilten Auftrages sind stets unverbindlich.

6. Schutz des geistigen Eigentums des Wirtschaftsprüfers

Der Auftraggeber steht dafür ein, daß die im Rahmen des Auftrages vom Wirtschaftsprüfer gefertigten Gutachten, Organisationspläne, Entwürfe, Zeichnungen, Aufstellungen und Berechnungen, insbesondere Massen- und Kostenberechnungen, nur für seine eigenen Zwecke verwendet werden.

7. Weitergabe einer beruflichen Äußerung des Wirtschaftsprüfers

(1) Die Weitergabe beruflicher Äußerungen des Wirtschaftsprüfers (Berichte, Gutachten und dgl.) an einen Dritten bedarf der schriftlichen Zustimmung des Wirtschaftsprüfers, soweit sich nicht bereits aus dem Auftragsinhalt die Einwilligung zur Weitergabe an einen bestimmten Dritten ergibt.

Gegenüber einem Dritten haftet der Wirtschaftsprüfer (im Rahmen von Nr. 9) nur, wenn die Voraussetzungen des Satzes 1 gegeben sind.

(2) Die Verwendung beruflicher Äußerungen des Wirtschaftsprüfers zu Werbezwecken ist unzulässig; ein Verstoß berechtigt den Wirtschaftsprüfer zur fristlosen Kündigung aller noch nicht durchgeführten Aufträge des Auftraggebers.

8. Mängelbeseitigung

(1) Bei etwaigen Mängeln hat der Auftraggeber Anspruch auf Nacherfüllung durch den Wirtschaftsprüfer. Nur bei Fehlschlagen der Nacherfüllung kann er auch Herabsetzung der Vergütung oder Rückgängigmachung des Vertrages verlangen; ist der Auftrag von einem Kaufmann im Rahmen seines Handelsgewerbes, einer juristischen Person des öffentlichen Rechts oder von einem öffentlich-rechtlichen Sondervermögen erteilt worden, so kann der Auftraggeber die Rückgängigmachung des Vertrages nur verlangen, wenn die erbrachte Leistung wegen Fehlschlagens der Nacherfüllung für ihn ohne Interesse ist. Soweit darüber hinaus Schadensersatzansprüche bestehen, gilt Nr. 9.

(2) Der Anspruch auf Beseitigung von Mängeln muß vom Auftraggeber unverzüglich schriftlich geltend gemacht werden. Ansprüche nach Abs. 1, die nicht auf einer vorsätzlichen Handlung beruhen, verjähren nach Ablauf eines Jahres ab dem gesetzlichen Verjährungsbeginn.

(3) Offenbare Unrichtigkeiten, wie z. B. Schreibfehler, Rechenfehler und formelle Mängel, die in einer beruflichen Äußerung (Bericht, Gutachten und dgl.) des Wirtschaftsprüfers enthalten sind, können jederzeit vom Wirtschaftsprüfer auch Dritten gegenüber berichtigt werden. Unrichtigkeiten, die geeignet sind, in der beruflichen Äußerung des Wirtschaftsprüfers enthaltene Ergebnisse in Frage zu stellen, berechtigen diesen, die Äußerung auch Dritten gegenüber zurückzunehmen. In den vorgenannten Fällen ist der Auftraggeber vom Wirtschaftsprüfer tunlichst vorher zu hören.

9. Haftung

(1) Für gesetzlich vorgeschriebene Prüfungen gilt die Haftungsbeschränkung des § 323 Abs. 2 HGB.

(2) Haftung bei Fahrlässigkeit; Einzelner Schadensfall

Falls weder Abs. 1 eingreift noch eine Regelung im Einzelfall besteht, ist die Haftung des Wirtschaftsprüfers für Schadensersatzansprüche jeder Art, mit Ausnahme von Schäden aus der Verletzung von Leben, Körper und Gesundheit, bei einem fahrlässig verursachten einzelnen Schadensfall gem. § 54a Abs. 1 Nr. 2 WPO auf 4 Mio. € beschränkt; dies gilt auch dann, wenn eine Haftung gegenüber einer anderen Person als dem Auftraggeber begründet sein sollte. Ein einzelner Schadensfall ist auch bezüglich eines aus mehreren Pflichtverletzungen stammenden einheitlichen Schadens gegeben. Der einzelne Schadensfall umfaßt sämtliche Folgen einer Pflichtverletzung ohne Rücksicht darauf, ob Schäden in einem oder in mehreren aufeinanderfolgenden Jahren entstanden sind. Dabei gilt mehrfaches auf gleicher oder gleichartiger Fehlerquelle beruhendes Tun oder Unterlassen als einheitliche Pflichtverletzung, wenn die betreffenden Angelegenheiten miteinander in rechtlichem oder wirtschaftlichem Zusammenhang stehen. In diesem Fall kann der Wirtschaftsprüfer nur bis zur Höhe von 5 Mio. € in Anspruch genommen werden. Die Begrenzung auf das Fünffache der Mindestversicherungssumme gilt nicht bei gesetzlich vorgeschriebenen Pflichtprüfungen.

(3) Ausschlußfristen

Ein Schadensersatzanspruch kann nur innerhalb einer Ausschlußfrist von einem Jahr geltend gemacht werden, nachdem der Anspruchsberechtigte von dem Schaden und von dem anspruchsbegründenden Ereignis Kenntnis erlangt hat, spätestens aber innerhalb von 5 Jahren nach dem anspruchsbegründenden Ereignis. Der Anspruch erlischt, wenn nicht innerhalb einer Frist von sechs Monaten seit der schriftlichen Ablehnung der Ersatzleistung Klage erhoben wird und der Auftraggeber auf diese Folge hingewiesen wurde. Das Recht, die Einrede der Verjährung geltend zu machen, bleibt unberührt. Die Sätze 1 bis 3 gelten auch bei gesetzlich vorgeschriebenen Prüfungen mit gesetzlicher Haftungsbeschränkung.

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10. Ergänzende Bestimmungen für Prüfungsaufträge

(1) Eine nachträgliche Änderung oder Kürzung des durch den Wirtschaftsprüfer geprüften und mit einem Bestätigungsvermerk versehenen Abschlusses oder Lageberichts bedarf, auch wenn eine Veröffentlichung nicht stattfindet, der schriftlichen Einwilligung des Wirtschaftsprüfers. Hat der Wirtschaftsprüfer einen Bestätigungsvermerk nicht erteilt, so ist ein Hinweis auf die durch den Wirtschaftsprüfer durchgeführte Prüfung im Lagebericht oder an anderer für die Öffentlichkeit bestimmter Stelle nur mit schriftlicher Einwilligung des Wirtschaftsprüfers und mit dem von ihm genehmigten Wortlaut zulässig.

(2) Widerruft der Wirtschaftsprüfer den Bestätigungsvermerk, so darf der Bestätigungsvermerk nicht weiterverwendet werden. Hat der Auftraggeber den Bestätigungsvermerk bereits verwendet, so hat er auf Verlangen des Wirtschaftsprüfers den Widerruf bekanntzugeben.

(3) Der Auftraggeber hat Anspruch auf fünf Berichtsausfertigungen. Weitere Ausfertigungen werden besonders in Rechnung gestellt.

11. Ergänzende Bestimmungen für Hilfeleistung in Steuersachen

(1) Der Wirtschaftsprüfer ist berechtigt, sowohl bei der Beratung in steuerlichen Einzelfragen als auch im Falle der Dauerberatung die vom Auftraggeber genannten Tatsachen, insbesondere Zahlenangaben, als richtig und vollständig zugrunde zu legen; dies gilt auch für Buchführungsaufträge. Er hat jedoch den Auftraggeber auf von ihm festgestellte Unrichtigkeiten hinzuweisen.

(2) Der Steuerberatungsauftrag umfaßt nicht die zur Wahrung von Fristen erforderlichen Handlungen, es sei denn, daß der Wirtschaftsprüfer hierzu ausdrücklich den Auftrag übernommen hat. In diesem Falle hat der Auftraggeber dem Wirtschaftsprüfer alle für die Wahrung von Fristen wesentlichen Unterlagen, insbesondere Steuerbescheide, so rechtzeitig vorzulegen, daß dem Wirtschaftsprüfer eine angemessene Bearbeitungszeit zur Verfügung steht.

(3) Mangels einer anderweitigen schriftlichen Vereinbarung umfaßt die laufende Steuerberatung folgende, in die Vertragsdauer fallenden Tätigkeiten:

a) Ausarbeitung der Jahressteuererklärungen für die Einkommensteuer, Körperschaftsteuer und Gewerbesteuer sowie der Vermögensteuererklärungen, und zwar auf Grund der vom Auftraggeber vorzulegenden Jahresabschlüsse und sonstiger, für die Besteuerung erforderlicher Aufstellungen und Nachweise

b) Nachprüfung von Steuerbescheiden zu den unter a) genannten Steuern

c) Verhandlungen mit den Finanzbehörden im Zusammenhang mit den unter a) und b) genannten Erklärungen und Bescheiden

d) Mitwirkung bei Betriebsprüfungen und Auswertung der Ergebnisse von Betriebsprüfungen hinsichtlich der unter a) genannten Steuern

e) Mitwirkung in Einspruchs- und Beschwerdeverfahren hinsichtlich der unter a) genannten Steuern.

Der Wirtschaftsprüfer berücksichtigt bei den vorgenannten Aufgaben die wesentliche veröffentlichte Rechtsprechung und Verwaltungsauffassung.

(4) Erhält der Wirtschaftsprüfer für die laufende Steuerberatung ein Pauschalhonorar, so sind mangels anderweitiger schriftlicher Vereinbarungen die unter Abs. 3 d) und e) genannten Tätigkeiten gesondert zu honorieren.

(5) Die Bearbeitung besonderer Einzelfragen der Einkommensteuer, Körperschaftsteuer, Gewerbesteuer, Einheitsbewertung und Vermögensteuer sowie aller Fragen der Umsatzsteuer, Lohnsteuer, sonstigen Steuern und Abgaben erfolgt auf Grund eines besonderen Auftrages. Dies gilt auch für

a) die Bearbeitung einmalig anfallender Steuerangelegenheiten, z. B auf dem Gebiet der Erbschaftsteuer, Kapitalverkehrsteuer, Grunderwerbsteuer,

b) die Mitwirkung und Vertretung in Verfahren vor den Gerichten der Finanz- und der Verwaltungsgerichtsbarkeit sowie in Steuerstrafsachen und

c) die beratende und gutachtliche Tätigkeit im Zusammenhang mit Umwandlung, Verschmelzung, Kapitalerhöhung und -herabsetzung, Sanierung, Eintritt und Ausscheiden eines Gesellschafters, Betriebsveräußerung, Liquidation und dergleichen.

(6) Soweit auch die Ausarbeitung der Umsatzsteuerjahreserklärung als zusätzliche Tätigkeit übernommen wird, gehört dazu nicht die Überprüfung etwaiger besonderer buchmäßiger Voraussetzungen sowie die Frage, ob alle in Betracht kommenden umsatzsteuerrechtlichen Vergünstigungen wahrgenommen worden sind. Eine Gewähr für die vollständige Erfassung der Unterlagen zur Geltendmachung des Vorsteuerabzuges wird nicht übernommen.

12. Schweigepflicht gegenüber Dritten, Datenschutz

(1) Der Wirtschaftsprüfer ist nach Maßgabe der Gesetze verpflichtet, über alle Tatsachen, die ihm im Zusammenhang mit seiner Tätigkeit für den Auftraggeber bekannt werden, Stillschweigen zu bewahren, gleichviel, ob es sich dabei um den Auftraggeber selbst oder dessen Geschäftsverbindungen handelt, es sei denn, daß der Auftraggeber ihn von dieser Schweigepflicht entbindet.

(2) Der Wirtschaftsprüfer darf Berichte, Gutachten und sonstige schriftliche Äußerungen über die Ergebnisse seiner Tätigkeit Dritten nur mit Einwilligung des Auftraggebers aushändigen.

(3) Der Wirtschaftsprüfer ist befugt, ihm anvertraute personenbezogene Daten im Rahmen der Zweckbestimmung des Auftraggebers zu verarbeiten oder durch Dritte verarbeiten zu lassen.

13. Annahmeverzug und unterlassene Mitwirkung des Auftraggebers

Kommt der Auftraggeber mit der Annahme der vom Wirtschaftsprüfer angebotenen Leistung in Verzug oder unterläßt der Auftraggeber eine ihm nach Nr. 3 oder sonstwie obliegende Mitwirkung, so ist der Wirtschaftsprüfer zur fristlosen Kündigung des Vertrages berechtigt. Unberührt bleibt der Anspruch des Wirtschaftsprüfers auf Ersatz der ihm durch den Verzug oder die unterlassene Mitwirkung des Auftraggebers entstandenen Mehraufwendungen sowie des verursachten Schadens, und zwar auch dann, wenn der Wirtschaftsprüfer von dem Kündigungsrecht keinen Gebrauch macht.

14. Vergütung

(1) Der Wirtschaftsprüfer hat neben seiner Gebühren- oder Honorarforderung Anspruch auf Erstattung seiner Auslagen; die Umsatzsteuer wird zusätzlich berechnet. Er kann angemessene Vorschüsse auf Vergütung und Auslagenersatz verlangen und die Auslieferung seiner Leistung von der vollen Befriedigung seiner Ansprüche abhängig machen. Mehrere Auftraggeber haften als Gesamtschuldner.

(2) Eine Aufrechnung gegen Forderungen des Wirtschaftsprüfers auf Vergütung und Auslagenersatz ist nur mit unbestrittenen oder rechtskräftig festgestellten Forderungen zulässig.

15. Aufbewahrung und Herausgabe von Unterlagen

(1) Der Wirtschaftsprüfer bewahrt die im Zusammenhang mit der Erledigung eines Auftrages ihm übergebenen und von ihm selbst angefertigten Unterlagen sowie den über den Auftrag geführten Schriftwechsel sieben Jahre auf.

(2) Nach Befriedigung seiner Ansprüche aus dem Auftrag hat der Wirtschaftsprüfer auf Verlangen des Auftraggebers alle Unterlagen herauszugeben, die er aus Anlaß seiner Tätigkeit für den Auftrag von diesem oder für diesen erhalten hat. Dies gilt jedoch nicht für den Schriftwechsel zwischen dem Wirtschaftsprüfer und seinem Auftraggeber und für die Schriftstücke, die dieser bereits in Urschrift oder Abschrift besitzt. Der Wirtschaftsprüfer kann von Unterlagen, die er an den Auftraggeber zurückgibt, Abschriften oder Fotokopien anfertigen und zurückbehalten.

16. Anzuwendendes Recht

Für den Auftrag, seine Durchführung und die sich hieraus ergebenden Ansprüche gilt nur deutsches Recht.

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